       As filed with Securities and Exchange Commission on April 29, 2004

                                                     Registration Nos. 333-89409
                                                                       811-03713
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-6


REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933     [ ]
      Pre-Effective Amendment No.                           [ ]
      Post- Effective Amendment No. 9                       [X]
                  and
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
            Amendment No. 19                                [X]



                        (Check appropriate box or boxes)

                   New England Variable Life Separate Account
                           (Exact Name of Registrant)
                       New England Life Insurance Company
                               (Name of Depositor)
                501 Boylston Street, Boston, Massachusetts 02116
              (Address of Depositor's Principal Executive Offices)
                   Depositor's Telephone Number: 617-578-2000

                    (Name and Address of Agent for Service):
                             Marie C. Swift, Esquire
                           Vice President and Counsel
                       New England Life Insurance Company
                               501 Boylston Street
                           Boston, Massachusetts 02116


                                    Copy to:
                            Stephen E. Roth, Esquire
                         Sutherland Asbill & Brennan LLP
                         1275 Pennsylvania Avenue, N.W.
                           Washington, D.C. 20004-2415
                           ---------------------------


It is proposed that this filing will become effective (check appropriate box)
   [ ] immediately upon filing pursuant to paragraph (b)
   [X] on May 1, 2004 pursuant to paragraph (b)
   [ ] 60 days after filing pursuant to paragraph (a)(1)
   [ ] on (date) pursuant to paragraph (a)(1) of Rule 485
   [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment


Title of Securities Being Registered: Interests in Flexible Premium Variable Survivorship Life Insurance Policies.

                         ZENITH SURVIVORSHIP LIFE 2002

                          Flexible Premium Adjustable
                 Variable Survivorship Life Insurance Policies
                                   Issued by
                 New England Variable Life Separate Account of
                       New England Life Insurance Company
                              501 Boylston Street
                          Boston, Massachusetts 02116
                                 (617) 578-2000

    This prospectus offers individual flexible premium adjustable variable survivorship life insurance policies (the "Policies") issued by New England Life Insurance Company ("NELICO").

    The Policy provides premium flexibility and a death benefit that is payable at the death of the second to die. In some cases you can choose a rider that provides a death benefit guarantee as long as your total premiums paid meet certain minimum requirements.

    You allocate net premiums among the investment sub-accounts of NELICO's Variable Life Separate Account (the "Variable Account"). Each sub-account of the Variable Account invests in shares of an Eligible Fund. The Eligible Funds are:


METROPOLITAN SERIES FUND, INC.


Davis Venture Value Portfolio


FI International Stock Portfolio


FI Mid Cap Opportunities Portfolio


FI Value Leaders Portfolio


Franklin Templeton Small Cap Growth Portfolio


Harris Oakmark Focused Value Portfolio


Harris Oakmark Large Cap Value Portfolio


Lehman Brothers(R) Aggregate Bond Index Portfolio


Loomis Sayles Small Cap Portfolio


Met/Putnam Voyager Portfolio


MetLife Mid Cap Stock Index Portfolio


MetLife Stock Index Portfolio


MFS Investors Trust Portfolio


MFS Total Return Portfolio


Morgan Stanley EAFE(R) Index Portfolio


Neuberger Berman Partners Mid Cap Value Portfolio


Russell 2000(R) Index Portfolio


Salomon Brothers Strategic Bond Opportunities Portfolio


Salomon Brothers U.S. Government Portfolio


Scudder Global Equity Portfolio


State Street Research Aggressive Growth Portfolio


State Street Research Aurora Portfolio


State Street Research Bond Income Portfolio


State Street Research Diversified Portfolio


State Street Research Investment Trust Portfolio


State Street Research Large Cap Growth Portfolio


State Street Research Large Cap Value Portfolio


State Street Research Money Market Portfolio


T. Rowe Price Large Cap Growth Portfolio


T. Rowe Price Small Cap Growth Portfolio


Zenith Equity Portfolio



MET INVESTORS SERIES TRUST



Harris Oakmark International Portfolio


Janus Aggressive Growth Portfolio


Lord Abbett Bond Debenture Portfolio


Met/AIM Mid Cap Core Equity Portfolio


Met/AIM Small Cap Growth Portfolio


MFS Research International Portfolio


Neuberger Berman Real Estate Portfolio


PIMCO PEA Innovation Portfolio


PIMCO Total Return Portfolio


T. Rowe Price Mid-Cap Growth Portfolio



FIDELITY(R) VARIABLE INSURANCE PRODUCTS


VIP Equity-Income Portfolio


VIP High Income Portfolio


VIP Overseas Portfolio



AMERICAN FUNDS INSURANCE SERIES



American Funds Global Small Capitalization Fund


American Funds Growth Fund


American Funds Growth-Income Fund


    You receive State Street Research Money Market Sub-Account performance until the day that we mail the confirmation for the initial premium (in some states, until 15 days after the date we mail the initial premium confirmation). Thereafter, we invest the Policy's cash value according to your instructions.

    You may also allocate net premiums to our Fixed Account in most states. Limits apply to transfers to and from the Fixed Account.

    NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE POLICIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

    THE ELIGIBLE FUND PROSPECTUSES ARE ATTACHED. PLEASE READ THEM AND KEEP THEM FOR REFERENCE.

    WE DO NOT GUARANTEE HOW ANY OF THE SUB-ACCOUNTS OR ELIGIBLE FUNDS WILL PERFORM. THE POLICIES AND THE ELIGIBLE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

    THIS PROSPECTUS PROVIDES A GENERAL DESCRIPTION OF THE POLICY. POLICIES ISSUED IN YOUR STATE MAY PROVIDE DIFFERENT FEATURES AND BENEFITS FROM, AND IMPOSE DIFFERENT COSTS THAN, THOSE DESCRIBED IN THIS PROSPECTUS. YOUR ACTUAL POLICY AND ANY ENDORSEMENTS ARE THE CONTROLLING DOCUMENTS. YOU SHOULD READ THE POLICY CAREFULLY FOR ANY VARIATIONS IN YOUR STATE.


                                  MAY 1, 2004

                               TABLE OF CONTENTS


                                                              PAGE
                                                              -----
SUMMARY OF BENEFITS AND RISKS...............................    A-4
     Benefits of the Policy.................................    A-4
     Risks of the Policy....................................    A-5
     Risks of the Eligible Funds............................    A-7
FEE TABLES..................................................    A-7
     Transaction Fees.......................................    A-7
     Periodic Charges Other Than Eligible Fund Operating
      Expenses..............................................    A-8
     Annual Eligible Fund Operating Expenses................   A-11
HOW THE POLICY WORKS........................................   A-15
THE COMPANY, THE VARIABLE ACCOUNT AND THE ELIGIBLE FUNDS....   A-16
     The Company............................................   A-16
     The Variable Account...................................   A-16
     The Eligible Funds.....................................   A-16
     Share Classes of the Eligible Funds....................   A-19
     Voting Rights..........................................   A-20
     Rights Reserved by NELICO..............................   A-20
THE POLICIES................................................   A-20
     Purchasing a Policy....................................   A-20
     Replacing Existing Insurance...........................   A-21
     Policy Owner and Beneficiary...........................   A-21
     Conversion Rights......................................   A-22
PREMIUMS....................................................   A-22
     Flexible Premiums......................................   A-22
     Amount Provided for Investment under the Policy........   A-23
     Right to Return the Policy.............................   A-24
     Allocation of Net Premiums.............................   A-24
RECEIPT OF COMMUNICATIONS AND PAYMENTS AT NELICO'S
  DESIGNATED OFFICE.........................................   A-24
     Payment of Proceeds....................................   A-25
CASH VALUE..................................................   A-25
DEATH BENEFITS..............................................   A-26
     Expanded Death Benefit Rider...........................   A-27
     Change in Death Benefit Option.........................   A-28
     Death Proceeds Payable.................................   A-28
     Reduction in Face Amount...............................   A-29
SURRENDERS AND PARTIAL SURRENDERS...........................   A-29
     Surrender..............................................   A-29
     Partial Surrender......................................   A-29
TRANSFERS...................................................   A-30
     Transfer Option........................................   A-30
     Dollar Cost Averaging/Asset Rebalancing................   A-31
LOANS.......................................................   A-31
LAPSE AND REINSTATEMENT.....................................   A-32
     Lapse..................................................   A-32
     Reinstatement..........................................   A-33
ADDITIONAL BENEFITS BY RIDER................................   A-34
THE FIXED ACCOUNT...........................................   A-35
     General Description....................................   A-35
     Values and Benefits....................................   A-36
     Policy Transactions....................................   A-36

                                                              PAGE
                                                              -----
CHARGES.....................................................   A-36
     Deductions from Premiums...............................   A-37
     Surrender Charge.......................................   A-38
     Transfer Charge........................................   A-39
     Monthly Deduction from Cash Value......................   A-39
     Loan Interest Spread...................................   A-41
     Charges Against the Eligible Funds and the Sub-Accounts
      of the Variable Account...............................   A-42
TAX CONSIDERATIONS..........................................   A-42
     Introduction...........................................   A-42
     Tax Status of the Policy...............................   A-42
     Tax Treatment of Policy Benefits.......................   A-42
     NELICO's Income Taxes..................................   A-45
DISTRIBUTION OF THE POLICIES................................   A-45
LEGAL PROCEEDINGS...........................................   A-46
RESTRICTIONS ON FINANCIAL TRANSACTIONS......................   A-47
EXPERTS.....................................................   A-47
FINANCIAL STATEMENTS........................................   A-47
GLOSSARY....................................................   A-48
APPENDIX A: CASH VALUE ACCUMULATION TEST AND GUIDELINE
  PREMIUM TEST..............................................   A-49
APPENDIX B: ILLUSTRATIONS OF DEATH BENEFITS, CASH VALUES AND
  NET CASH VALUES...........................................   A-51

                         SUMMARY OF BENEFITS AND RISKS

     This summary describes the Policy's important benefits and risks. The sections in the prospectus following this summary discuss the Policy in more detail. THE GLOSSARY AT THE END OF THE PROSPECTUS DEFINES CERTAIN WORDS AND PHRASES USED IN THIS PROSPECTUS.

BENEFITS OF THE POLICY

     DEATH PROCEEDS. The Policies are designed to provide insurance protection on the lives of two insureds. Upon receipt of satisfactory proof of the death of the second insured to die, we pay death proceeds to the beneficiary of the Policy. Death proceeds generally equal the death benefit on the date of death of the second insured to die, plus any additional insurance provided by rider, less any outstanding loan and accrued loan interest.

     CHOICE OF DEATH BENEFIT OPTION. You may choose among five death benefit options. Three of the death benefit options provide a level death benefit that is equal to the Policy's face amount. The other two death benefit options provide a variable death benefit that is equal to the Policy's face amount plus the Policy's cash value. The death benefit under all five options could increase to satisfy tax law requirements if the cash value reaches certain levels.

     After the first Policy year and before the younger insured's age 100, you may change your death benefit option. A change in death benefit option may have tax consequences.

     PREMIUM FLEXIBILITY. You can make premium payments based on a schedule you determine, subject to some limits. You can change your payment schedule at any time, you can skip premium payments, or make additional payments. We can limit or prohibit payments in some situations, including cases where an insured is in a substandard risk class.

     RIGHT TO RETURN THE POLICY. During the first ten days (more in some states) following your receipt of the Policy, you have the right to return the Policy to us. Depending on state law, we will refund either the cash value of the Policy, plus any sales and premium tax charges that we deducted from the premiums you paid, or the premiums you paid.


     INVESTMENT OPTIONS. You can allocate your net premiums and cash value among your choice of forty-seven investment sub-accounts in the Variable Account, each of which corresponds to a mutual fund portfolio, or "Eligible Fund." The Eligible Funds available under the Policy include several common stock funds, including funds which invest primarily in foreign securities, as well as bond funds, balanced funds and a money market fund. In most states you may also allocate premiums and cash value to our Fixed Account which provides guarantees of interest and principal. You may allocate your Policy's cash value to a maximum of nine accounts (including the Fixed Account) at any one time. You may change your allocation of future net premiums at any time.


     PARTIAL SURRENDERS. You may withdraw up to 90% of your Policy's net cash value through partial surrenders. Net cash value equals the Policy's cash value reduced by any applicable Surrender Charge and by any outstanding Policy loan and accrued interest. We reserve the right to limit partial surrenders in any year to 20% of the Policy's net cash value on the date of the first partial surrender in that year, or if less, the Policy's available loan value. Partial surrenders may have tax consequences.


     TRANSFERS OF CASH VALUE. You may transfer your Policy's cash value among the sub-accounts or between the sub-accounts and the Fixed Account, although special limits apply to transfers from the Fixed Account. We reserve the right to limit transfers to four per Policy year (12 per year in New York) and to impose a processing charge of $25 for transfers in excess of 12 per Policy year. We may also impose restrictions on "market timing" transfers. (See "Transfers" for additional information on such restrictions.) We may offer the following automated transfer privileges:


     -- DOLLAR COST AVERAGING. Under the dollar cost averaging program, you may authorize us to make automatic transfers of your Policy's cash value from any one sub-account to one or more other sub-accounts and/or the Fixed Account on a periodic basis.

     -- ASSET REBALANCING. Under the asset rebalancing program, we automatically reallocate your Policy's cash value among the sub-accounts periodically to return the allocation to the percentages you specify.

     LOANS. You may borrow from the cash value of your Policy. The maximum amount you may borrow is an amount equal to 90% (or more if required by state law) of the cash value of the Policy, net of the Surrender Charge. We charge you a maximum annual interest rate of 4.35% on your loan. However, we credit interest at an annual rate of at least 4% on the amount we hold in our general account as security for the loan. Loans may have tax consequences.

     SURRENDERS. You may surrender the Policy for its net cash value at any time while either insured is living. Net cash value equals the cash value reduced by any Policy loan and accrued loan interest and by any applicable Surrender Charge. A surrender may have tax consequences.


     TAX BENEFITS. We anticipate that the Policy should be deemed to be a life insurance contract under Federal tax law. Accordingly, undistributed increases in the cash value of your Policy should not be taxable to you. As long as your Policy is not a modified endowment contract (MEC), partial surrenders should be non-taxable until you have withdrawn an amount equal to your total investment in the Policy. Death benefits paid to your beneficiary should generally be free of Federal income tax.


     CONVERSION PRIVILEGE. During the first two Policy years, you have a one-time right to convert the Policy, or a portion of it, to fixed benefit coverage by electing to transfer all or part of your cash value, and to allocate all or a portion of future premiums, to the Fixed Account. The purpose of the conversion is to provide you with fixed Policy values and benefits. The transfer will not be subject to any transfer charge and will have no effect on the Policy's death benefit, face amount or net amount at risk. In some states you may be able to exchange the Policy for a fixed benefit life insurance policy.

     SUPPLEMENTAL BENEFITS AND RIDERS. We offer several riders that provide additional insurance benefits under the Policy, such as the Single Life Level Term and the Survivorship Level Term Insurance Riders, which provide additional death benefits payable on the death of one or both of the insureds. We generally deduct any monthly charges for these riders as part of the monthly deduction. Your registered representative can help you determine whether any of these riders are suitable for you. These riders may not be available in all states.

     PERSONALIZED ILLUSTRATIONS. You will receive personalized illustrations in connection with the purchase of this Policy that reflect your own particular circumstances. These hypothetical illustrations may help you to understand the long-term effects of different levels of investment performance, the possibility of lapse, and the charges and deductions under the Policy. They will also help you to compare this Policy to other life insurance policies. The personalized illustrations are based on hypothetical rates of return and are not a representation or guarantee of investment returns or cash value.

RISKS OF THE POLICY

     INVESTMENT RISK. If you invest your Policy's cash value in one or more sub-accounts, then you will be subject to the risk that investment performance will be unfavorable and that your cash value will decrease. In addition, we deduct Policy fees and charges from your Policy's cash value, which can significantly reduce your Policy's cash value. During times of poor investment performance, this deduction will have an even greater impact on your Policy's cash value. It is possible to lose your full investment and your Policy could lapse without value unless you pay additional premium. If you allocate cash value to the Fixed Account, then we credit such cash value with a declared rate of interest. You assume the risk that the rate may decrease, although it will never be lower than the guaranteed minimum annual effective rate of 4%.

     SURRENDER AND PARTIAL SURRENDER RISKS. The Policy is designed to provide lifetime insurance protection for two lives. The Policy is not offered primarily as an investment and should not be used as a short-term savings vehicle. If you surrender the Policy within the first 15 Policy years (and before the younger insured attains age 100), you will be subject to a Surrender Charge as well as to income tax on any gain that is distributed or deemed to be distributed from the Policy. You will also be subject to the Surrender Charge if, within the first 15 years (and before the younger insured attains age 100), you make a partial surrender that reduces the face amount of the Policy.

     You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Policy if you intend to surrender all or part of the Policy's cash value in the near future. Even if you do not ask to surrender your Policy, Surrender Charges may play a role in determining whether your Policy will lapse (terminate without value), because Surrender Charges determine the net cash value, which is a measure we use to determine whether your Policy will enter the grace period (and possibly lapse).

     RISK OF LAPSE. Your Policy may lapse if you have not paid a sufficient amount of premiums or if the investment performance of the sub-accounts is poor. If your net cash value is insufficient to pay the monthly deduction, your Policy may enter a 62-day grace period. We will notify you that the Policy will lapse unless you make a sufficient payment of additional premium during the grace period. Regardless of your net cash value, however, your Policy generally will not lapse: (1) during the first five Policy years, if you pay certain required premium amounts; or (2) prior to age 100 of the younger insured, if you are protected by the Guaranteed Death Benefit Rider. If your Policy does lapse, your insurance coverage will terminate, although you will be given an opportunity to reinstate it. Lapse of a Policy on which there is an outstanding loan may have adverse tax consequences.


     TAX RISKS. We anticipate that the Policy should be deemed to be a life insurance contract under Federal tax law, although there is some uncertainty regarding the Federal tax treatment of survivorship life insurance policies. Moreover, if either or both insureds are in a substandard underwriting class, or if a term rider is added, there is some risk that the Policy will not be treated as a life insurance contract under Federal tax law. If your Policy is not treated as a life insurance contract under Federal tax law, increases in the Policy's cash value will be taxed currently.


     Even if your Policy is treated as a life insurance contract for Federal tax purposes, it may become a modified endowment contract, or MEC, due to the payment of excess premiums or unnecessary premiums, due to a material change, or due to a reduction in your death benefit. If your Policy becomes a MEC, surrenders, partial surrenders and loans will be treated as a distribution of the earnings in the Policy and will be taxable as ordinary income to the extent thereof. In addition, if the Policy Owner is under age 59 1/2 at the time of the surrender, partial surrender or loan, the amount that is included in income will generally be subject to a 10% penalty tax.


     If the Policy is not a MEC, distributions will generally be treated first as a return of basis, or investment in the contract, and then as taxable income. Moreover, although the issue is not free from doubt, we believe that a loan from or secured by a Policy that is not classified as a MEC should generally not be treated as a taxable distribution. Finally, neither distributions nor loans from a Policy that is not a MEC are subject to the 10% penalty tax.


     See "Tax Considerations." You should consult a qualified tax adviser for assistance in all Policy-related tax matters.

     LOAN RISKS. A Policy loan, whether or not repaid, will affect the cash value of your Policy over time because we subtract the amount of the loan from the sub-accounts and/or the Fixed Account as collateral, and hold it in our general account. This loan collateral does not participate in the investment experience of the sub-accounts or receive any higher current interest rate credited to the Fixed Account.

     We also reduce the amount we pay on the death of the second insured to die by the amount of any outstanding loan and accrued loan interest. Your Policy may lapse if your outstanding loan and accrued loan interest reduces the net cash value to zero.

     If you surrender your Policy or your Policy lapses while there is an outstanding loan, there will generally be Federal income tax payable on the amount by which loans and partial surrenders you have made exceed the premiums you have paid. Since loans and partial surrenders reduce your Policy's cash value, any remaining cash value may be insufficient to pay the income tax due.

     LIMITATIONS ON CASH VALUE IN THE FIXED ACCOUNT. We can restrict allocations and transfers to the Fixed Account if the effective annual rate of interest on the amount would be 4%. Transfers from the Fixed Account are only allowed once per Policy year and may only be requested within 30 days after the Policy Anniversary. Except with our consent, the maximum amount you may transfer from the Fixed Account in any Policy year is the greater of 25% of the cash value in the Fixed Account on the transfer date and the amount of cash value transferred from the Fixed Account in the preceding Policy year.

     TAX LAW CHANGES. Tax laws, regulations, and interpretations have often been changed in the past and such changes continue to be proposed. To the extent that you purchase a Policy based on expected tax benefits relative to other financial or investment products or strategies, there is no certainty that such advantages will always continue to exist.

RISKS OF THE ELIGIBLE FUNDS

     A comprehensive discussion of the risks associated with each of the Eligible Funds can be found in the prospectuses for the Eligible Funds. THERE IS NO ASSURANCE THAT ANY OF THE ELIGIBLE FUNDS WILL ACHIEVE ITS STATED INVESTMENT OBJECTIVE.

                                   FEE TABLES

     The following tables describe the fees and expenses that a Policy Owner will pay when buying, owning and surrendering the Policy. The first table describes the fees and expenses that a Policy Owner will pay at the time he or she buys the Policy, surrenders the Policy or transfers cash value among accounts.

     If the amount of a charge varies depending on the Policy Owner's or the insureds' individual characteristics (such as age, gender, or underwriting class), the tables below show the minimum and maximum charges we assess under the Policy across the range of all possible individual characteristics, as well as the charges for a specified typical Policy Owner or insureds. THESE CHARGES MAY NOT BE REPRESENTATIVE OF THE CHARGES YOU WILL ACTUALLY PAY UNDER THE POLICY. Your Policy's specifications page will indicate these charges as applicable to your Policy, and more detailed information concerning your charges is available on request from our Designated Office. Also, before you purchase the Policy, we will provide you personalized illustrations of your future benefits under the Policy based on the insureds' age and underwriting class, the death benefit option, face amount, planned periodic premiums and riders requested.

TRANSACTION FEES

---------------------------------------------------------------------------------------------------
        CHARGE          WHEN CHARGE IS DEDUCTED  CURRENT AMOUNT DEDUCTED  MAXIMUM AMOUNT DEDUCTIBLE
---------------------------------------------------------------------------------------------------
 Sales Charge Imposed   On payment of premium    In Policy year 1, 26.5%  In Policy year 1, 26.5%
 on Premiums                                     of premiums paid up to   of premiums paid up to
                                                 the Target Premium, 4%   the Target Premium, 4% of
                                                 of premiums paid above   premiums paid above the
                                                 the Target Premium(1)    Target Premium(1)

                                                 In Policy years 2-10,    In Policy years 2-10,
                                                 11.5% of premiums paid   11.5% of premiums paid
                                                 each year up to the      each year up to the
                                                 Target Premium (9% for   Target Premium (9% for
                                                 Policies with an         Policies with an initial
                                                 initial face amount of   face amount of at least
                                                 at least $1 million),    $1 million), and 4% of
                                                 and 4% of premiums paid  premiums paid above the
                                                 above the Target         Target Premium
                                                 Premium

                                                 In Policy years 11+, 4%  In Policy years 11+, 4%
                                                 of premiums paid         of premiums paid
---------------------------------------------------------------------------------------------------

------------
1 The Target Premium varies based on face amount, sex, underwriting class, age and the riders selected. We indicate your Target Premium in Section 1 of your Policy and on your personalized illustration.

---------------------------------------------------------------------------------------------------
        CHARGE          WHEN CHARGE IS DEDUCTED  CURRENT AMOUNT DEDUCTED  MAXIMUM AMOUNT DEDUCTIBLE
---------------------------------------------------------------------------------------------------
 Premium Tax Imposed    On payment of premium    2.5% in all Policy       2.5% in all Policy years
 on Premiums                                     years
---------------------------------------------------------------------------------------------------
 Federal Tax Imposed    On payment of premium    1% in all Policy years   1% in all Policy years
 on Premiums
---------------------------------------------------------------------------------------------------
 Surrender Charge       On surrender, lapse, or  In Policy year 1, 90%    In Policy year 1, 90% of
                        face amount reduction    of the lesser of         the lesser of premiums
                        in the first 15 Policy   premiums paid or the     paid or the Benchmark
                        years (and before the    Benchmark Premium (less  Premium (less in other
                        younger insured attains  in other Policy          Policy years--see
                        age 100)(1)              years--see footnote)(2)  footnote)(2)
---------------------------------------------------------------------------------------------------
 Transfer Charge        On transfer of cash      Not currently charged    $25 for each transfer in
                        value between                                     excess of 12 per Policy
                        sub-accounts and to the                           year
                        Fixed Account
---------------------------------------------------------------------------------------------------

------------

1 A pro rata portion of the Surrender Charge applies to a requested face amount reduction, as well as to a face amount reduction resulting from a partial surrender.


2 The Benchmark Premium is equal to the base Policy's Target Premium, which varies based on face amount, sex, underwriting class and age. If the insureds' average issue age is over 52, the Surrender Charge percentage would be less than 90%. The applicable percentage decreases from 90% for insureds with an average issue age of 52, to 52% for insureds with an average issue age 90. In New York, the Surrender Charge in the first Policy year is based only on the Benchmark Premium. In Policy years 2-15, the Surrender Charge is a declining percentage of the first Policy year's Surrender Charge that reaches 0% in the last month of Policy year 15.

     The next table describes the fees and expenses that a Policy Owner will pay periodically during the time that he or she owns the Policy, not including Eligible Fund fees and expenses.

PERIODIC CHARGES OTHER THAN ELIGIBLE FUND OPERATING EXPENSES


---------------------------------------------------------------------------------------------------
        CHARGE          WHEN CHARGE IS DEDUCTED  CURRENT AMOUNT DEDUCTED  MAXIMUM AMOUNT DEDUCTIBLE
---------------------------------------------------------------------------------------------------
 Cost of Insurance(1)
  Minimum and Maximum   Monthly                  $.000000002 to $500.00   $.00000009 to $500.00 per
  Charge                                         per $1,000 of net        $1,000 of net amount at
                                                 amount at risk(2)        risk(2)
  Charge in the first   Monthly                  $.004 per $1,000 of net  $.004 per $1,000 of net
  Policy year for a                              amount at risk           amount at risk
  male and a female
  insured, both issue
  age 55, in the
  nonsmoker standard
  underwriting class
  with a base Policy
  face amount of
  $1,900,000
---------------------------------------------------------------------------------------------------
 Policy Fee             Monthly                  $12.50 in Policy         $12.50 in Policy
                                                 years 1-3                years 1-3
                                                 $5.50 in Policy years    $5.50 in Policy years 4+
                                                 4+                       ($12.50 in New Jersey)
---------------------------------------------------------------------------------------------------
 Mortality and Expense  Monthly                  .90% in Policy years     .90% in Policy years 1-10
 Risk Charge (annual                             1-10                     .45% in Policy years 11+
 rate imposed on cash                            .45% in Policy years
 value in the Variable                           11+
 Account and in the
 general account due
 to a Policy loan)
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
        CHARGE          WHEN CHARGE IS DEDUCTED  CURRENT AMOUNT DEDUCTED  MAXIMUM AMOUNT DEDUCTIBLE
---------------------------------------------------------------------------------------------------
 Administrative         Monthly                  $.08 per $1,000 of base  $.08 per $1,000 of base
 Charge(3)                                       Policy face amount and   Policy face amount and
                                                 Survivorship Level Term  Survivorship Level Term
                                                 Insurance Rider face     Insurance Rider face
                                                 amount in Policy years   amount in Policy years
                                                 1-3                      1-3
                                                 $.06 per $1,000 of base  $.06 per $1,000 of base
                                                 Policy face amount in    Policy face amount in
                                                 Policy years 4+ ($.035   Policy years 4+ ($.08 in
                                                 if initial face amount   New Jersey)
                                                 is $1 million or more)
---------------------------------------------------------------------------------------------------
 Loan Interest          Annually (or on loan     .35% of loan collateral  .35% of loan collateral
 Spread(4)              termination, if
                        earlier)
---------------------------------------------------------------------------------------------------

------------
1 The cost of insurance charge varies based on individual characteristics, including age, risk class and except for unisex policies, sex. The cost of insurance charge may not be representative of the charge that a particular Policy Owner would pay. You can obtain more information about the cost of insurance or other charges that would apply for particular insureds by contacting your registered representative.

2 The net amount at risk is the difference between the death benefit (generally discounted at the monthly equivalent of 4% per year) and the Policy's cash value.

3 Currently we intend to apply the Administrative Charge to no more than $4,000,000 of total Policy face amount (base Policy plus Survivorship Level Term Insurance Rider) after the first Policy year.

4 We charge interest on Policy loans at an effective rate of 4.35% per year.
  Cash value we hold as security for the loan ("loan collateral") earns interest at an effective rate of not less than 4% per year. The loan interest spread is the difference between these interest rates.

 Charges for Optional Features (Riders):


---------------------------------------------------------------------------------------------------
        CHARGE          WHEN CHARGE IS DEDUCTED  CURRENT AMOUNT DEDUCTED  MAXIMUM AMOUNT DEDUCTIBLE
---------------------------------------------------------------------------------------------------
 Survivorship Level
 Term Insurance Rider
  Minimum and Maximum   Monthly                  $.000000003 to $500.00   $.00000009 to $500.00 per
  Charge                                         per $1,000 of net        $1,000 of net amount at
                                                 amount at risk           risk
  Charge in the first   Monthly                  $.000006 per $1,000 of   $.0004 per $1,000 of net
  Policy year for a                              net amount at risk       amount at risk
  male and a female
  insured, both issue
  age 40, in the
  nonsmoker preferred
  underwriting class
  with a rider face
  amount of
  $1,600,000.
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
        CHARGE          WHEN CHARGE IS DEDUCTED  CURRENT AMOUNT DEDUCTED  MAXIMUM AMOUNT DEDUCTIBLE
---------------------------------------------------------------------------------------------------
 Survivorship 4 Year
 Level Term Insurance
 Rider
  Minimum and Maximum   Monthly                  $.00000009 to $500.00    $.00000009 to $500.00 per
  Charge                                         per $1,000 of rider      $1,000 of rider face
                                                 face amount              amount
  Charge in the first   Monthly                  $.004 per $1,000 of      $.004 per $1,000 of rider
  Policy year for a                              rider face amount        face amount
  male insured in the
  nonsmoker standard
  underwriting class,
  and a female
  insured, in the
  nonsmoker preferred
  underwriting class,
  both issue age 55,
  with a rider face
  amount of $1,800,000
---------------------------------------------------------------------------------------------------
 Single Life Level
 Term Insurance Rider
  Minimum and Maximum   Monthly                  $.02 to $500.00 per      $.08 to $500.00 per
  Charge                                         $1,000 of rider face     $1,000 of rider face
                                                 amount                   amount
  Charge in the first   Monthly                  $.13 per $1,000 of       $.41 per $1,000 of rider
  Policy year for a                              rider face amount        face amount
  male insured, age
  50, in the nonsmoker
  preferred
  underwriting class
  with a rider face
  amount of $400,000
---------------------------------------------------------------------------------------------------
 Single Life
 Decreasing Term
 Insurance Rider
  Minimum and Maximum   Monthly                  $.02 to $500.00 per      $.08 to $500.00 per
  Charge                                         $1,000 of rider face     $1,000 of rider face
                                                 amount                   amount
  Charge in the first   Monthly                  $.10 per $1,000 of       $.28 per $1,000 of rider
  Policy year for a                              rider face amount        face amount
  male insured, issue
  age 45, in the
  nonsmoker preferred
  underwriting class
  with a rider face
  amount of $300,000.
---------------------------------------------------------------------------------------------------
 Waiver of Monthly
 Deduction Rider
  Minimum and Maximum   Monthly                  $1.08 to $67.77 per      $1.08 to $67.77 per $100
  Charge                                         $100 of Monthly          of Monthly Deduction
                                                 Deduction
  Charge in the first   Monthly                  $12.66 per $100 of       $12.66 per $100 of
  Policy year for a                              Monthly Deduction        Monthly Deduction
  male insured, issue
  age 55, in the
  nonsmoker standard
  underwriting class
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
        CHARGE          WHEN CHARGE IS DEDUCTED  CURRENT AMOUNT DEDUCTED  MAXIMUM AMOUNT DEDUCTIBLE
---------------------------------------------------------------------------------------------------
 Waiver of Specified
 Premium Rider
  Minimum and Maximum   Monthly                  $1.08 to $67.77 per      $1.08 to $67.77 per $100
  Charge                                         $100 of Specified        of Specified Premium
                                                 Premium
  Charge in the first   Monthly                  $2.44 per $100 of        $2.44 per $100 of
  Policy year for a                              Specified Premium        Specified Premium
  male insured, issue
  age 40, in the
  nonsmoker preferred
  underwriting class
---------------------------------------------------------------------------------------------------
 Guaranteed Death       Monthly                  $.01 per $1,000 of face  $.01 per $1,000 of face
 Benefit Rider                                   amount (base Policy      amount (base Policy plus
                                                 plus any joint or        any joint or single life
                                                 single life term         term insurance rider)
                                                 insurance rider)
---------------------------------------------------------------------------------------------------
 Expanded Death
 Benefit Rider
  Minimum and Maximum   Monthly                  $.02 to $4.39 per        $.02 to $4.39 per $1,000
  Charge                                         $1,000 of base Policy    of base Policy face
                                                 face amount              amount
  Charge for a male     Monthly                  $.06 per $1,000 of base  $.06 per $1,000 of base
  and a female                                   Policy face amount       Policy face amount
  insured, both issue
  age 55, in the
  nonsmoker standard
  underwriting class
  with a base Policy
  face amount of
  $1,900,000
---------------------------------------------------------------------------------------------------

ANNUAL ELIGIBLE FUND OPERATING EXPENSES


     The next table describes the Eligible Fund fees and expenses that a Policy Owner may pay periodically during the time that he or she owns the Policy. The table shows the minimum and maximum total operating expenses charged by the Eligible Funds for the fiscal year ended December 31, 2003, before and after any contractual fee waivers and expense reimbursements. Expenses of the Eligible Funds may be higher or lower in the future. More detail concerning each Eligible Fund's fees and expenses is contained in the table that follows and in the prospectus for each Eligible Fund.



                                                            MINIMUM   MAXIMUM
                                                            -------   -------
Total Annual Eligible Fund Operating Expenses
  (expenses that are deducted from Eligible Fund assets,
  including management fees, distribution (12b-1) fees and
  other expenses).........................................    .31%     1.32%
Net Total Annual Eligible Fund Operating Expenses
  (net of any contractual fee waivers and expense
  reimbursements)*........................................    .31%     1.20%


------------


  * The range of Net Total Annual Eligible Fund Operating Expenses takes into account contractual arrangements for certain Eligible Funds that require the investment adviser to reimburse or waive Eligible Fund operating expenses until April 30, 2005, as described in more detail below.

     The following table describes the annual operating expenses for each Eligible Fund for the year ended December 31, 2003 (anticipated annual operating expenses for 2004 for the Neuberger Berman Real Estate Portfolio), before and after any applicable contractual fee waivers and expense reimbursements:


ANNUAL OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE NET ASSETS)


                                                                      GROSS        FEE WAIVERS      NET TOTAL
                                   MANAGEMENT    OTHER     12B-1   TOTAL ANNUAL    AND EXPENSE       ANNUAL
                                      FEES      EXPENSES   FEES      EXPENSES     REIMBURSEMENTS   EXPENSES(1)
                                   ----------   --------   -----   ------------   --------------   -----------
METROPOLITAN SERIES FUND, INC.
  (CLASS A SHARES)
Davis Venture Value Portfolio....     .74%        .05%     .00%        .79%            .00%            .79%
FI International Stock
  Portfolio......................     .86%        .23%     .00%       1.09%            .00%           1.09%
FI Mid Cap Opportunities
  Portfolio......................     .69%        .08%     .00%        .77%            .00%            .77%
FI Value Leaders Portfolio.......     .67%        .07%     .00%        .74%            .00%            .74%
Franklin Templeton Small Cap
  Growth Portfolio...............     .90%        .42%     .00%       1.32%            .17%           1.15%(2)
Harris Oakmark Focused Value
  Portfolio......................     .75%        .05%     .00%        .80%            .00%            .80%
Harris Oakmark Large Cap Value
  Portfolio......................     .74%        .09%     .00%        .83%            .00%            .83%
Lehman Brothers Aggregate Bond
  Index Portfolio................     .25%        .09%     .00%        .34%            .00%            .34%
Loomis Sayles Small Cap
  Portfolio......................     .90%        .09%     .00%        .99%            .00%            .99%
Met/Putnam Voyager Portfolio.....     .80%        .27%     .00%       1.07%            .07%           1.00%(2)
MetLife Mid Cap Stock Index
  Portfolio......................     .25%        .15%     .00%        .40%            .00%            .40%
MetLife Stock Index Portfolio....     .25%        .06%     .00%        .31%            .00%            .31%
MFS Investors Trust Portfolio....     .75%        .36%     .00%       1.11%            .11%           1.00%(2)
MFS Total Return Portfolio.......     .50%        .19%     .00%        .69%            .00%            .69%
Morgan Stanley EAFE Index
  Portfolio......................     .30%        .41%     .00%        .71%            .00%            .71%
Neuberger Berman Partners Mid Cap
  Value Portfolio................     .69%        .11%     .00%        .80%            .00%            .80%
Russell 2000 Index Portfolio.....     .25%        .22%     .00%        .47%            .00%            .47%
Salomon Brothers Strategic Bond
  Opportunities Portfolio........     .65%        .16%     .00%        .81%            .00%            .81%
Salomon Brothers U.S. Government
  Portfolio......................     .55%        .10%     .00%        .65%            .00%            .65%
Scudder Global Equity
  Portfolio......................     .64%        .20%     .00%        .84%            .00%            .84%
State Street Research Aggressive
  Growth Portfolio...............     .73%        .08%     .00%        .81%            .00%            .81%
State Street Research Aurora
  Portfolio......................     .85%        .08%     .00%        .93%            .00%            .93%
State Street Research Bond Income
  Portfolio......................     .40%        .07%     .00%        .47%            .00%            .47%
State Street Research Diversified
  Portfolio......................     .44%        .07%     .00%        .51%            .00%            .51%
State Street Research Investment
  Trust Portfolio................     .49%        .07%     .00%        .56%            .00%            .56%
State Street Research Large Cap
  Growth Portfolio...............     .73%        .07%     .00%        .80%            .00%            .80%
State Street Research Large Cap
  Value Portfolio................     .70%        .35%     .00%       1.05%            .10%            .95%(2)
State Street Research Money
  Market Portfolio...............     .35%        .05%     .00%        .40%            .00%            .40%

                                                                      GROSS        FEE WAIVERS      NET TOTAL
                                   MANAGEMENT    OTHER     12B-1   TOTAL ANNUAL    AND EXPENSE       ANNUAL
                                      FEES      EXPENSES   FEES      EXPENSES     REIMBURSEMENTS   EXPENSES(1)
                                   ----------   --------   -----   ------------   --------------   -----------
T. Rowe Price Large Cap Growth
  Portfolio......................     .63%        .16%     .00%        .79%            .00%            .79%
T. Rowe Price Small Cap Growth
  Portfolio......................     .52%        .11%     .00%        .63%            .00%            .63%
Zenith Equity Portfolio..........     .67%        .08%     .00%        .75%            .00%            .75%(3)
MET INVESTORS SERIES TRUST
  (CLASS A SHARES)
Harris Oakmark International
  Portfolio......................     .85%        .36%     .00%       1.21%            .01%           1.20%(4)
Janus Aggressive Growth
  Portfolio......................     .78%        .12%     .00%        .90%            .00%            .90%(4)
Lord Abbett Bond Debenture
  Portfolio......................     .60%        .10%     .00%        .70%            .00%            .70%(5)
Met/AIM Mid Cap Core Equity
  Portfolio......................     .75%        .21%     .00%        .96%            .01%            .95%(4)
Met/AIM Small Cap Growth
  Portfolio......................     .90%        .26%     .00%       1.16%            .11%           1.05%(4)
MFS Research International
  Portfolio......................     .80%        .31%     .00%       1.11%            .01%           1.10%(4)
Neuberger Berman Real Estate
  Portfolio......................     .70%        .41%     .00%       1.11%            .21%            .90%(4,6)
PIMCO PEA Innovation Portfolio...     .95%        .31%     .00%       1.26%            .16%           1.10%(4)
PIMCO Total Return Portfolio.....     .50%        .09%     .00%        .59%            .00%            .59%(5)
T. Rowe Price Mid-Cap Growth
  Portfolio......................     .75%        .17%     .00%        .92%            .00%            .92%(4)
FIDELITY VARIABLE INSURANCE
  PRODUCTS (INITIAL CLASS SHARES)
VIP Equity-Income Portfolio......     .48%        .09%     .00%        .57%            .00%            .57%
VIP High Income Portfolio........     .58%        .11%     .00%        .69%            .00%            .69%
VIP Overseas Portfolio...........     .73%        .17%     .00%        .90%            .00%            .90%
AMERICAN FUNDS INSURANCE SERIES
  (CLASS 2 SHARES)
American Funds Global Small
  Capitalization Fund............     .80%        .03%     .25%       1.08%            .00%           1.08%
American Funds Growth Fund.......     .37%        .02%     .25%        .64%            .00%            .64%
American Funds Growth-Income
  Fund...........................     .33%        .01%     .25%        .59%            .00%            .59%


---------------


(1)Net Total Annual Expenses do not reflect expense reductions that certain Eligible Funds achieved as a result of directed brokerage arrangements.



(2)Our affiliate, MetLife Advisers, LLC ("MetLife Advisers"), and the Metropolitan Series Fund, Inc. ("Met Series Fund") have entered into an Expense Agreement under which MetLife Advisers will waive management fees and/or pay expenses (other than brokerage costs, interest, taxes or extraordinary expenses) ("Expenses") attributable to the Class A shares of certain Portfolios of the Met Series Fund, so that Net Total Annual Expenses of these Portfolios will not exceed, at any time prior to April 30, 2005, the percentages shown in the table. Under the agreement, if certain conditions are met, MetLife Advisers may be reimbursed for fees waived and Expenses paid with respect to the Franklin Templeton Small Cap Growth Portfolio, the MFS Investors Trust Portfolio and the State Street Research Large Cap Value Portfolio if, in the future, actual Expenses of these Portfolios are less than these expense limits.



(3)The Zenith Equity Portfolio is a "fund of funds" that invests equally in three other Portfolios of the Met Series Fund: the FI Value Leaders Portfolio, the Jennison Growth Portfolio and the Capital Guardian U.S. Equity Portfolio (together, the "Underlying Portfolios"). The Zenith Equity Portfolio does not have a management fee, but has its own operating expenses, and also bears indirectly the management fees and other expenses of the Underlying Portfolios. Investing in a fund of funds involves some duplication of expenses, and may be more expensive than investing in a Portfolio that is not a fund of funds. MetLife Advisers maintains the equal division of assets among the Underlying Portfolios by rebalancing the Zenith Equity Portfolio's assets each fiscal quarter, however, expenses will fluctuate slightly during the course of each quarter. The Management Fee shown represents the Portfolio's combined pro rata share of the management fees of each of the Underlying Portfolios. The Other Expenses shown reflect the operating expenses of both the Portfolio and the Underlying Portfolios.



(4)Our affiliate, Met Investors Advisory LLC ("Met Investors Advisory"), and Met Investors Series Trust have entered into an Expense Limitation Agreement under which Met Investors Advisory has agreed to waive or limit its fees and to assume other expenses so that Net Total Annual Expenses of each Portfolio (other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of each Portfolio's business) will not exceed, at any time prior to April 30, 2005, the percentages shown in the table (.95% in the case of the T. Rowe Price Mid-Cap Growth Portfolio). Under certain circumstances, any fees waived or expenses reimbursed by Met Investors Advisory may, with the approval of the Trust's Board of Trustees, be repaid to Met Investors Advisory. Due to expense waivers in addition to those shown in the table, actual Net Total Annual Expenses for the year ended December 31, 2003, for the following Portfolios, were: 1.16% for the Harris Oakmark International Portfolio, .89% for the Janus Aggressive Growth Portfolio, .93% for the Met/AIM Mid Cap Core Equity Portfolio, 1.04% for the Met/AIM Small Cap Growth Portfolio, 1.09% for the MFS Research International Portfolio, and .91% for the T. Rowe Price Mid-Cap Growth Portfolio.



(5)Other Expenses reflect the repayment by the Portfolios of fees previously waived by Met Investors Advisory, under the terms of the Expense Limitation Agreement, in the following amounts: .03% for the Lord Abbett Bond Debenture Portfolio and .02% for the PIMCO Total Return Portfolio.



(6)Expenses for the Neuberger Berman Real Estate Portfolio are annualized estimates for the year ending December 31, 2004, based on the Portfolio's May 1, 2004 start date.



     The fee and expense information regarding the Eligible Funds was provided by those Eligible Funds. Fidelity Variable Insurance Products and the American Funds Insurance Series are not affiliated with NELICO.



     An investment adviser or sub-adviser of an Eligible Fund or its affiliates may compensate NELICO and/or certain affiliates for administrative or other services relating to the Eligible Funds. The amount of this compensation is based on a percentage of assets of the Eligible Funds attributable to the Policies and certain other variable insurance products that we and our affiliates issue. These percentages vary and some advisers (or other affiliates) may pay us more than others. These percentages currently range up to 0.50% of assets. We pay American Funds Distributors, Inc., principal underwriter for the American Funds Insurance Series, a percentage of all premiums allocated to the American Funds Growth Fund, the American Funds Growth-Income Fund, and the American Funds Global Small Capitalization Fund for the services it provides in marketing the Funds' shares in connection with the Policies.


     For information concerning compensation paid for the sale of the Policies, see "Distribution of the Policies."

HOW THE POLICY WORKS              [FLOW CHART]
PREMIUM PAYMENTS
-Flexible
-Planned premium options
-Minimum premium (in first five Policy years)

-Guaranteed Death Benefit Premium (to age 100 of younger insured) (a rider benefit that is available only if you choose death benefit Option 4; not available with Survivorship Level Term Rider)

CHARGES FROM PREMIUM PAYMENTS
-Sales Load:
 - yr. 1: 26.5% up to Target Premium and 4% above Target
 - yrs. 2-10: 11.5% (9% if initial face amount (base Policy Plus Survivorship Level Term Insurance Rider) is at least $1 million) up to Target Premium and 4% above Target
 - yrs. 11+: 4% of premiums
-State Premium Tax Charge: 2.5%
-Charge for Federal Taxes: 1%
LOANS
-After we mail the initial premium confirmation, you may borrow a portion of your cash value
-Loan interest charge is 4.35%. We transfer loaned funds out of the Eligible Funds into the General Account where we credit them with 4.0% interest. RETIREMENT BENEFITS
-Fixed settlement options are available for policy proceeds

CASH VALUES
-Net premium payments invested in your choice of Eligible Fund investments (generally after an initial period during which net investment experience equal to that of the State Street Research Money Market Sub-Account may be credited) or the Fixed Account
-The cash value reflects investment experience, interest, premium payments, policy charges and any distributions from the Policy
-We do not guarantee the cash value invested in the Eligible Funds
-Any earnings you accumulate are generally free of any current income taxes
-You may change the allocation of future net premiums at any time.
-You may currently transfer funds among investment options (and to the Fixed Account) once we mail the initial premium confirmation (in some states, 15 days after that). Currently we do not limit the number of sub-account transfers you can make in a Policy year. We limit the timing, frequency and amount of transfers from (and in some cases to) the Fixed Account
-You may allocate your cash value among a maximum of nine accounts at any one time
DEATH BENEFIT
-Paid upon the 2nd death
-Level or Variable Death Benefit Options apply until age 100 of the younger insured
-Guaranteed not to be less than face amount (less any loan balance) if Guaranteed Death Benefit rider is in effect (available in certain circumstances) -Income tax free to named beneficiary (generally)
-Death benefit will not be less than that required by federal tax law, using tax law test you select (guideline premium or cash value accumulation). Only the cash value accumulation test is available in Florida.


-Death benefit on or after age 100 of the younger insured equals the cash value, unless the Policy has an Expanded Death Benefit rider, or a Guaranteed Death Benefit rider that was in effect at age 100 of the younger insured. In New York the Policy matures for the net cash value at age 100 of the younger insured. DAILY DEDUCTIONS FROM ASSETS OF THE VARIABLE ACCOUNT
-Investment advisory fees and other expenses are deducted from the Eligible Fund values
BEGINNING OF MONTH CHARGES
-We deduct the cost of insurance protection (reflecting any rated classification) from the cash value each month
-Any Rider Charges
-Policy Fee: currently $12.50 (maximum) per month in years 1-3 and $5.50 (maximum, except not to exceed $12.50 in New Jersey) per month thereafter -Mortality and Expense Risk Charge at an annual rate of .90% in the first 10 Policy years and .45% thereafter (applied against cash value in the Variable Account and any cash value in the general account that represents a Policy loan) -Administrative Charge: currently $0.08 per $1,000 of face amount (base Policy plus Survivorship Level Term Insurance Rider) monthly in the first three Policy years, $0.06 per $1000 of base Policy face amount thereafter. If initial face amount (base Policy plus Survivorship Level Term Insurance Rider) is $1 million or greater, $0.035 per $1,000 of base Policy face amount in years four and later. Current rates are guaranteed maximum rates except in New Jersey where maximum rate is $0.08 per $1,000 in all Policy years.
-Guaranteed Death Benefit Rider Charge (if rider selected): $.01 per $1000 of face amount (base Policy and any joint or single life term rider) monthly. SURRENDER CHARGE
-Applies on lapse, surrender, face reduction or partial surrender that causes a face reduction in the first 15 Policy years (or until age 100 of younger insured, if earlier). Maximum charge occurs in first Policy year and equals 90% of the lesser of: premiums paid and Benchmark Premium (90% of Benchmark Premium in New York). (Percentage is lower for insureds with average issue age above 52.) Charge reduces monthly over remainder of surrender charge period.
LIVING BENEFITS
-If policyholder has elected and qualified for benefits for disability of covered insured who becomes totally disabled, we will provide specified premium amounts or waive monthly charges, depending on the option selected, during the period of disability up to certain limits
-You may surrender the Policy at any time for its cash surrender value
-Deferred income taxes, including taxes on certain amounts borrowed, become payable upon surrender
-Grace period for lapsing with no value is 62 days from the first date in which Monthly Deduction was not paid due to insufficient cash value
-Subject to our rules, you may reinstate a lapsed Policy within seven years of date of lapse if it has not been surrendered

                       THE COMPANY, THE VARIABLE ACCOUNT
                             AND THE ELIGIBLE FUNDS

THE COMPANY

     New England Life Insurance Company is a wholly-owned subsidiary of Metropolitan Life Insurance Company ("MetLife"), whose principal office is located at One Madison Avenue, New York, New York 10010. NELICO is licensed to sell life insurance in all states and the District of Columbia. NELICO's Home Office is located at 501 Boylston Street, Boston, Massachusetts 02116. We are obligated to pay all benefits under the Policies.

THE VARIABLE ACCOUNT

     The New England Variable Life Separate Account is the funding vehicle for the Policies and other NELICO variable life insurance policies. Income and realized and unrealized capital gains and losses of the Variable Account are credited to the Variable Account without regard to any of our other income or capital gains or losses. Although we own the assets of the Variable Account, applicable law provides that the portion of the Variable Account assets equal to the reserves and other liabilities of the Variable Account may not be charged with liabilities that arise out of any other business we conduct. This means that the assets of the Variable Account are not available to meet the claims of our general creditors, and may only be used to support the cash values of the variable life insurance policies issued by the Variable Account.

THE ELIGIBLE FUNDS


     Each Sub-Account of the Variable Account invests in a corresponding Eligible Fund. Each Eligible Fund is part of an open-end management investment company, more commonly known as a mutual fund, that serves as an investment vehicle for variable life insurance and variable annuity separate accounts of various insurance companies. The mutual funds that offer the Eligible Funds are the Metropolitan Series Fund Inc., the Met Investors Series Trust, the Variable Insurance Products Fund and the American Funds Insurance Series. Each of these mutual funds has an investment adviser responsible for overall management of the fund. Some investment advisers have contracted with sub-advisers to make the day-to-day investment decisions for the Eligible Funds.


     The adviser, sub-adviser and investment objective of each Eligible Fund are as follows:

METROPOLITAN SERIES FUND, INC.              ADVISER: METLIFE ADVISERS, LLC(1)


ELIGIBLE FUND                            SUB-ADVISER                 INVESTMENT OBJECTIVE
-------------                            -----------                 --------------------
Davis Venture Value Portfolio   Davis Selected Advisers,        Growth of capital.
                                L.P.(2)

FI International Stock          Fidelity Management & Research  Long-term growth of capital.
Portfolio (formerly, Putnam     Company(3)
International Stock Portfolio)

FI Mid Cap Opportunities        Fidelity Management & Research  Long-term growth of capital.
Portfolio (formerly, Janus Mid  Company(5)
Cap Portfolio)(4)

FI Value Leaders Portfolio      Fidelity Management & Research  Long-term growth of capital.
(formerly, FI Structured        Company
Equity Portfolio)

Franklin Templeton Small Cap    Franklin Advisers, Inc.         Long-term capital growth.
Growth Portfolio

Harris Oakmark Focused Value    Harris Associates L.P.          Long-term capital
Portfolio                                                       appreciation.

Harris Oakmark Large Cap Value  Harris Associates L.P.          Long-term capital
Portfolio                                                       appreciation.

ELIGIBLE FUND                            SUB-ADVISER                 INVESTMENT OBJECTIVE
-------------                            -----------                 --------------------
Lehman Brothers Aggregate Bond  Metropolitan Life Insurance     To equal the performance of
Index Portfolio                 Company                         the Lehman Brothers Aggregate
                                                                Bond Index.

Loomis Sayles Small Cap         Loomis, Sayles & Company, L.P.  Long-term capital growth from
Portfolio                                                       investments in common stocks
                                                                or other equity securities.

Met/Putnam Voyager Portfolio    Putnam Investment Management,   Capital appreciation.
                                LLC

MetLife Mid Cap Stock Index     Metropolitan Life Insurance     To equal the performance of
Portfolio                       Company                         the Standard & Poor's Mid Cap
                                                                400 Composite Stock Price
                                                                Index.

MetLife Stock Index Portfolio   Metropolitan Life Insurance     To equal the performance of
                                Company                         the Standard & Poor's 500
                                                                Composite Stock Price Index.

MFS Investors Trust Portfolio   Massachusetts Financial         Long-term growth of capital
                                Services Company                with a secondary objective to
                                                                seek reasonable current
                                                                income.

MFS Total Return Portfolio      Massachusetts Financial         Favorable total return through
                                Services Company                investment in a diversified
                                                                portfolio.

Morgan Stanley EAFE Index       Metropolitan Life Insurance     To equal the performance of
Portfolio                       Company                         the MSCI EAFE Index.

Neuberger Berman Partners Mid   Neuberger Berman Management     Capital growth.
Cap Value Portfolio             Inc.

Russell 2000 Index Portfolio    Metropolitan Life Insurance     To equal the return of the
                                Company                         Russell 2000 Index.

Salomon Brothers Strategic      Salomon Brothers Asset          To maximize total return
Bond Opportunities Portfolio    Management Inc.(6)              consistent with preservation
                                                                of capital.

Salomon Brothers U.S.           Salomon Brothers Asset          To maximize total return
Government Portfolio            Management Inc.                 consistent with preservation
                                                                of capital and maintenance of
                                                                liquidity.

Scudder Global Equity           Deutsche Investment Management  Long-term growth of capital.
Portfolio                       Americas Inc.

State Street Research           State Street Research &         Maximum capital appreciation.
Aggressive Growth Portfolio     Management Company

State Street Research Aurora    State Street Research &         High total return, consisting
Portfolio                       Management Company              principally of capital
                                                                appreciation.

State Street Research Bond      State Street Research &         A competitive total return
Income Portfolio                Management Company              primarily from investing in
                                                                fixed-income securities.

State Street Research           State Street Research &         High total return while
Diversified Portfolio           Management Company              attempting to limit investment
                                                                risk and preserve capital.

State Street Research           State Street Research &         Long-term growth of capital
Investment Trust Portfolio      Management Company              and income.

ELIGIBLE FUND                            SUB-ADVISER                 INVESTMENT OBJECTIVE
-------------                            -----------                 --------------------
State Street Research Large     State Street Research &         Long-term growth of capital.
Cap Growth Portfolio            Management Company(7)
(formerly, Alger Equity Growth
Portfolio)

State Street Research Large     State Street Research &         Long-term growth of capital.
Cap Value Portfolio             Management Company

State Street Research Money     State Street Research &         A high level of current income
Market Portfolio(8)             Management Company              consistent with preservation
                                                                of capital.

T. Rowe Price Large Cap Growth  T. Rowe Price Associates, Inc.  Long-term growth of capital,
Portfolio                                                       and secondarily, dividend
                                                                income.

T. Rowe Price Small Cap Growth  T. Rowe Price Associates, Inc.  Long-term capital growth.
Portfolio

Zenith Equity Portfolio(9)      N/A                             Long-term capital
                                                                appreciation.

MET INVESTORS SERIES TRUST                                      ADVISER: MET INVESTORS
                                                                ADVISORY LLC

ELIGIBLE FUND                            SUB-ADVISER                 INVESTMENT OBJECTIVE

Harris Oakmark International    Harris Associates L.P.          Long-term capital
Portfolio                                                       appreciation.

Janus Aggressive Growth         Janus Capital Management LLC    Long-term growth of capital.
Portfolio

Lord Abbett Bond Debenture      Lord, Abbett & Co. LLC          High current income and the
Portfolio                                                       opportunity for capital
                                                                appreciation to produce a high
                                                                total return.

Met/AIM Mid Cap Core Equity     AIM Capital Management, Inc.    Long-term growth of capital.
Portfolio

Met/AIM Small Cap Growth        AIM Capital Management, Inc.    Long-term growth of capital.
Portfolio

MFS Research International      Massachusetts Financial         Capital appreciation.
Portfolio                       Services Company

Neuberger Berman Real Estate    Neuberger Berman Management     Total return through
Portfolio                       Inc.                            investment in real estate
                                                                securities, emphasizing both
                                                                capital appreciation and
                                                                current income.

PIMCO PEA Innovation Portfolio  PEA Capital LLC (formerly,      Capital appreciation; no
(formerly, PIMCO Innovation     PIMCO Equity Advisors LLC)      consideration is given to
Portfolio)                                                      income.

PIMCO Total Return Portfolio    Pacific Investment Management   Maximum total return,
                                Company LLC                     consistent with the
                                                                preservation of capital and
                                                                prudent investment management.

T. Rowe Price Mid-Cap Growth    T. Rowe Price Associates, Inc.  Long-term growth of capital.
Portfolio

FIDELITY VARIABLE INSURANCE PRODUCTS               ADVISER: FIDELITY
                                                   MANAGEMENT & RESEARCH COMPANY



ELIGIBLE FUND                   SUB-ADVISER                      INVESTMENT OBJECTIVE
-------------                   -----------                      --------------------
VIP Equity-Income Portfolio    FMR Co., Inc.     Reasonable income. The fund will also consider the
                                                 potential for capital appreciation. The fund's goal
                                                 is to achieve a yield which exceeds the composite
                                                 yield on the securities comprising the Standard &
                                                 Poor's 500(SM) Index (S&P 500(R)).

VIP High Income Portfolio      FMR Co., Inc.     A high level of current income, while also
                                                 considering growth of capital.

VIP Overseas Portfolio         FMR Co., Inc.     Long-term growth of capital.



AMERICAN FUNDS INSURANCE SERIES         ADVISER: CAPITAL RESEARCH AND MANAGEMENT
                                                                         COMPANY



ELIGIBLE FUND                   SUB-ADVISER                      INVESTMENT OBJECTIVE
-------------                   -----------                      --------------------
American Funds Global Small    N/A               Capital appreciation through stocks.
Capitalization Fund

American Funds Growth Fund     N/A               Capital appreciation through stocks.

American Funds Growth-Income   N/A               Capital appreciation and income.
Fund


---------------


(1) Prior to May 1, 2001, Metropolitan Life Insurance Company was the adviser to the Metropolitan Series Fund, Inc.


(2) Davis Selected Advisers, L.P. may also delegate any of its responsibilities to Davis Selected Advisers-NY, Inc., a wholly-owned subsidiary.


(3) Prior to December 16, 2003, Putnam Investment Management, LLC was the sub-adviser to this Portfolio.


(4) On or about April 30, 2004, the FI Mid Cap Opportunities Portfolio that had been offered as an investment option up to that date merged with and into the Janus Mid Cap Portfolio, which was then renamed the FI Mid Cap Opportunities Portfolio.


(5) Prior to May 1, 2004, Janus Capital Management LLC was the sub-adviser to this Portfolio.


(6) The Portfolio also receives certain investment sub-advisory services from Citigroup Asset Management Limited, a London-based affiliate of Salomon Brothers Asset Management Inc.


(7) Prior to May 1, 2004, Fred Alger Management, Inc. was the sub-adviser to this Portfolio.


(8) An investment in the State Street Research Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to maintain a net asset value of $100 per share, it is possible to lose money by investing in the Portfolio. During extended periods of low interest rates, the yields of the Sub-Account investing in the Money Market Portfolio may become extremely low and possibly negative.


(9) The Zenith Equity Portfolio is a "fund of funds" that invests equally in three other Portfolios of the Metropolitan Series Fund, Inc.: the FI Value Leaders Portfolio, the Jennison Growth Portfolio and the Capital Guardian U.S. Equity Portfolio. The sub-advisers to these Portfolios are Fidelity Management & Research Company, Jennison Associates LLC and Capital Guardian Trust Company, respectively.


FOR MORE INFORMATION REGARDING THE ELIGIBLE FUNDS AND THEIR INVESTMENT ADVISERS AND SUB-ADVISERS, SEE THE ELIGIBLE FUND PROSPECTUSES ATTACHED AT THE END OF THIS PROSPECTUS AND THEIR STATEMENTS OF ADDITIONAL INFORMATION.


     The Eligible Funds' investment objectives may not be met. The investment objectives and policies of certain Eligible Funds are similar to the investment objectives and policies of other funds that may be managed by the same investment adviser or sub-adviser. The investment results of the Eligible Funds may be higher or lower than the results of these funds. There is no assurance, and no representation is made, that the investment results of any of the Eligible Funds will be comparable to the investment results of any other fund.


SHARE CLASSES OF THE ELIGIBLE FUNDS

     The Eligible Funds offer various classes of shares, each of which has a different level of expenses. Attached prospectuses for the Eligible Funds may provide information for share classes that are not available through the Policy. When you consult the attached prospectus for any Eligible Fund, you should be careful to refer to only the information regarding the class of shares that is available through the Policy. For the Metropolitan Series Fund, Inc.

and the Met Investors Series Trust, we offer Class A shares only, for Fidelity Variable Insurance Products we offer Initial Class shares only, and for the American Funds Insurance Series we offer Class 2 shares only.

VOTING RIGHTS

     We own the Eligible Fund shares held in the Variable Account and have the right to vote those shares at meetings of the Eligible Fund shareholders. However, to the extent required by Federal securities law, we will give you, as Policy Owner, the right to instruct us how to vote the shares that are attributable to your Policy.

     We will determine, as of the record date, if you are entitled to give voting instructions and the number of shares to which you have a right of instruction. If we do not receive timely instructions from you, we will vote your shares for, against, or withhold from voting on, any proposition in the same proportion as the shares held in that Sub-Account for all policies for which we have received voting instructions.

     We will vote Eligible Fund shares held by our general account (or any unregistered separate account for which voting privileges were not extended) in the same proportion as the total of (i) shares for which voting instructions were received and (ii) shares that are voted in proportion to such voting instructions.

     We may disregard voting instructions for changes in the investment policy, investment adviser or principal underwriter of an Eligible Fund portfolio if required by state insurance law, or if we (i) reasonably disapprove of the changes and (ii) in the case of a change in investment policy or investment adviser, make a good faith determination that the proposed change is prohibited by state authorities or inconsistent with a Sub-Account's investment objectives. If we do disregard voting instructions, the next semi-annual report to Policy Owners will include a summary of that action and the reasons for it.

RIGHTS RESERVED BY NELICO


     We and our affiliates may change the voting procedures and vote Eligible Fund shares without Policy Owner instructions if the securities laws change. We also reserve the right in our discretion: (1) to add Sub-Accounts; (2) to combine Sub-Accounts; (3) to substitute shares of another registered open-end management investment company, which may have different fees and expenses, for shares of an Eligible Fund; (4) to substitute or close a Sub-Account to allocations of premium payments or cash value, or both, and to existing investments or the investment of future premiums, or both, for any class of Policy or Policy Owner at any time in our sole discretion; (5) to operate the Variable Account as a management investment company under the Investment Company Act of 1940 or in any other form; (6) to deregister the Variable Account under the Investment Company Act of 1940; (7) to combine it with other Variable Accounts; and (8) to transfer assets supporting the Policies from one Sub-Account to another or from the Variable Account to other Variable Accounts, or to transfer assets to our general account as permitted by applicable law. We will exercise these rights in accordance with applicable law, including approval of Policy Owners if required. We will notify you if exercise of any of these rights would result in a material change in the Variable Account or its investments. If automatic allocations of premium payments made through our pre-authorized checking arrangement are being made to a Sub-Account that is closed, and if you do not give us other instructions, then any amounts that would have gone into the closed Sub-Account will be allocated to the State Street Research Money Market Sub-Account.


     We will not make any changes without receiving any necessary approval of the SEC and applicable state insurance departments. We will notify you of any changes.

                                  THE POLICIES

PURCHASING A POLICY


     To purchase a Policy, you must submit a completed application and an initial premium to us at our Designated Office. (See "Receipt of Communications and Payments at NELICO's Designated Office".) The minimum face amount for the base Policy is $100,000 unless we consent to a lower amount.

     The Policies are available for insureds from the age of 20 to 85, and, if we consent, to older or younger insureds. All persons must meet our underwriting and other requirements. The Policies are not available to employee benefit plans qualified under Section 401 of the Internal Revenue Code, except with our consent. For a tax-qualified pension plan, the tax deferred accrual feature is provided by the plan. Therefore, there should be reasons other than tax deferral for acquiring a life insurance policy within a tax-qualified pension plan.

     We can provide you with details as to our underwriting standards when you apply for a Policy. We reserve the right to modify our minimum face amount and underwriting requirements at any time. We must receive evidence of insurability that satisfies our underwriting standards before we will issue a Policy. We reserve the right to reject an application for any reason permitted by law.


     We offer other variable life insurance policies that have different death benefits, policy features, and optional programs. However, these other policies also have different charges that would affect your sub-account performance and cash values. The Policies may also be available with a term rider that provides death benefit coverage at a lower overall cost than coverage under the base Policy; however, the term rider has no surrenderable cash value and terminates at the younger insured's age 100. (See "Additional Benefits by Rider".) To obtain more information about these other policies and the term rider, contact our Home Office or your registered representative.


REPLACING EXISTING INSURANCE

     It may not be in your best interest to surrender, lapse, change, or borrow from existing life insurance policies or annuity contracts in connection with the purchase of the Policy. You should compare your existing insurance and the Policy carefully. You should replace your existing insurance only when you determine that the Policy is better for you. You may have to pay a surrender charge on your existing insurance, and the Policy will impose a new surrender charge period. You should talk to your financial professional or tax adviser to make sure the exchange will be tax-free. If you surrender your existing policy for cash and then buy the Policy, you may have to pay a tax, including possibly a penalty tax, on the surrender. Because we will not issue the Policy until we have received an initial premium from your existing insurance company, the issuance of the Policy may be delayed.

POLICY OWNER AND BENEFICIARY

     The Policy Owner is named in the application but may be changed from time to time. While either of the insureds is living and the Policy is in force, the Policy Owner may exercise all the rights and options described in the Policy, subject to the terms of any beneficiary designation or assignment of the Policy. These rights include selecting and changing the beneficiary, changing the owner, changing the face amount of the Policy and assigning the Policy. At the death of the Policy Owner (who is not the second insured to die), his or her estate will become the Policy Owner unless a successor Policy Owner has been named. The Policy Owner's rights (except for rights to payment of benefits) terminate at the death of the second insured.

     The beneficiary is also named in the application. You may change the beneficiary at any time before the death of the second insured. The beneficiary has no rights under the Policy until the death of the second insured and must survive the second insured in order to receive the death proceeds. If no named beneficiary survives the second insured, we pay proceeds to the Policy Owner.

     A change of Policy Owner or beneficiary is subject to all payments made and actions taken by us under the Policy before we receive a signed change form. You can contact your registered representative or the Designated Office for the procedure to follow. (See "Receipt of Communications and Payments at NELICO's Designated Office".)

     You may assign (transfer) your rights in the Policy to someone else. An absolute assignment of the Policy is a change of Policy Owner and beneficiary to the assignee. A collateral assignment of the Policy does not change the Policy Owner or beneficiary, but their rights will be subject to the terms of the assignment. Assignments are subject to all payments made and actions taken by us under the Policy before we receive a signed copy of the assignment form. We are not responsible for determining whether or not an assignment is valid. Changing the Policy Owner or assigning the Policy may have tax consequences. (See "Tax Considerations" below.)

CONVERSION RIGHTS

     GENERAL 24 MONTHS RIGHT. Generally, during the first 24 months after the Policy's issue date, you may convert the Policy, or a portion of it, to fixed benefit coverage by transferring all or a portion of your Policy's cash value, and allocating all or a portion of future premiums, to the Fixed Account. The request to convert to fixed benefit coverage must be in written form satisfactory to us.

     You may exercise this privilege only once within 24 months after issue. If we exercise our right to limit the number of transfers in the future, transfers into the Fixed Account pursuant to this right will not count toward the limit on the number of cash value transfers permitted under the Policy each year. Transfers of cash value back to one or more Sub-Accounts of the Variable Account are subject to the Policy's general limits on transfers from the Fixed Account (see "The Fixed Account").

     The Policy permits us to limit allocations to the Fixed Account under some circumstances. (See "The Fixed Account.") If we limit such allocations and you then wish to exercise the 24 Months Conversion Right, you may continue to allocate to the Fixed Account only the percentage of premiums that you allocated to the Fixed Account pursuant to your exercise of the 24 Months Conversion Right. In addition, if you have exercised this right, and we later limit such allocations, then you may continue to allocate to the Fixed Account only the lowest percentage of premiums that you allocated to the Fixed Account at any time since your exercise of the 24 Months Conversion Right.

     FOR POLICIES ISSUED IN MARYLAND, CONNECTICUT AND NEW YORK. Under Policies issued in Maryland, Connecticut and New York, you can exchange the face amount of your Policy for a fixed benefit survivorship life insurance policy issued by us or an affiliate provided that you repay any policy loans and (1) the Policy has not lapsed and (2) the exchange is made within 24 months after the Policy's issue date. If you exercise this option, you will have to make up any investment loss you had under the variable life insurance policy. We make the exchange without evidence of insurability. The new policy will have the same face amount as that being exchanged. The new policy will have the same issue age, underwriting class and policy date as the variable life policy had. We will attach any riders to the original Policy to the new policy if they are available.

     Contact us at our Designated Office (see "Receipt of Communications and Payments at NELICO's Designated Office") or your registered representative for more specific information about the 24 Months Conversion Right in these states. The exchange may result in a cost or credit to you. On the exchange, you may need to make an immediate premium payment on the new policy in order to keep it in force.

     FOR POLICIES ISSUED IN NEW YORK AND FLORIDA. Under Policies issued in New York and Florida, you can exchange your Policy, while it is in force and before the younger insured's age 100, for a new policy issued by us or an affiliate which provides Survivorship Paid-Up Insurance. Survivorship Paid-Up Insurance will be provided by using the net cash value of the Policy as a net single premium at the age of the younger insured on the date of the exchange. Survivorship Paid-Up Insurance is permanent life insurance with no further premiums due. The face amount of the new policy of Survivorship Paid-Up Insurance may be less than the face amount of this Policy.

     GROUP OR SPONSORED ARRANGEMENTS. For a Policy issued to some group or sponsored arrangements, you may (if approved in your state) have the additional option of exchanging the face amount of your Policy at any time during the first 36 months after the Policy's issue date, if the Policy has not lapsed, to a fixed-benefit term life insurance policy issued by us or an affiliate. Contact your registered representative for more information about this feature.

                                    PREMIUMS

FLEXIBLE PREMIUMS

     Subject to the limits described below, you choose the amount and frequency of premium payments. You select a Planned Premium schedule, which may be a fixed amount or a varying amount. This schedule appears in your Policy. YOUR PLANNED PREMIUMS WILL NOT NECESSARILY KEEP YOUR POLICY IN FORCE. You may skip Planned Premium payments or make additional payments. You need our consent to increase your Planned Premium. You cannot make an additional payment that increases the Policy's death benefit by more than it increases the cash value except with our consent, and we may require underwriting. No payment can be less than $25 ($10 for payments made through the pre-authorized checking arrangement described below, or certain other monthly payment arrangements). We limit the total of Planned Premiums and other payments to our published maximum. You cannot make any payments at and after age 100 of the younger insured, except if the Policy is in the grace period.


     You can pay Planned Premiums on an annual, semi-annual or quarterly schedule or, with our consent, monthly. You need our consent to change your Planned Premium schedule.


     You may make payments by check or money order. We will send premium notices for annual, semi-annual or quarterly Planned Premiums. You may also choose to have us withdraw your premium payments from your bank checking account or CDC Nvest Cash Management Trust account under our pre-authorized checking arrangement.


     If any payments under the Policy exceed the "7-pay limit" under Federal tax law, your Policy will become a "modified endowment contract" and you may have more adverse tax consequences with respect to certain distributions than would otherwise be the case if premium payments did not exceed the "7-pay limit". In addition, if you have selected the guideline premium test, Federal tax law limits the amount of premiums that you can pay under the Policy. (See "Tax Considerations".)


     We allocate net payments to your Policy's sub-accounts as of the date we receive the payments at our Designated Office (or at our Administrative Office in Tampa, Florida) if they are received before the close of regular trading on the New York Stock Exchange. Payments received after that time, or on a day when the New York Stock Exchange is not open, will be allocated to your Policy's sub-accounts on the next day that the New York Stock Exchange is open. (See "Receipt of Communications and Payments at NELICO's Designated Office".)


     Unless you tell us otherwise in writing, we treat any payment that we receive in response to an anniversary bill, and any payment we receive within 45 days after an anniversary while you have an outstanding Policy loan, first as a Planned Premium, second as payment of loan interest, and third as an unscheduled payment. Otherwise, we treat the payment first as a Planned Premium and second as an unscheduled payment.

     If you have a Policy loan, it may be better to repay the loan than to make a premium payment, because the premium payment is subject to sales and tax charges, whereas the loan repayment is not subject to any charges. (See "Loans" and "Deductions from Premiums".)

AMOUNT PROVIDED FOR INVESTMENT UNDER THE POLICY


     INVESTMENT START DATE. Your initial net premium is credited with investment performance as of the investment start date. The investment start date is the later of the Policy Date and the date we first receive a premium payment for the Policy. For this purpose, receipt of the premium payment means the earlier of receipt by a NELICO agency or by our Designated Office. (See "Receipt of Communications and Payments at NELICO's Designated Office".)



     PREMIUM WITH APPLICATION. If you make a premium payment with the application, unless you request otherwise, the Policy Date is the date the Policy application is approved. Monthly Deductions begin on the Policy Date. The amount of premium paid with the application must be at least 10% of the annual Planned Premium for the Policy. You may only make one premium payment before the Policy is issued. If we decline an application, we refund the premium payment made.



     If you make a premium payment with the application, we will cover the insureds under a temporary insurance agreement beginning on the later of the date the application is signed or the date of any required medical examination. (See "Death Benefits".)



     PREMIUM ON DELIVERY. If you pay the initial premium on delivery of the Policy, unless you request otherwise, the Policy Date is the date of delivery, and the investment start date is the date your premium payment is received at a NELICO agency or at our Designated Office, whichever is earlier. Monthly Deductions begin on the Policy Date. We credit interest to the Policy at a 4% net annual rate for any period by which the Policy Date precedes the investment start date. Insurance coverage under the Policy begins when we receive the Minimum Premium (see

"Lapse") due for the first quarter (or on receipt of the number of monthly payments due under our pre-authorized checking arrangement).



     BACKDATING. We may sometimes backdate a Policy, if you request, by assigning a Policy Date earlier than the date the Policy application is approved. You may wish to backdate so that you can obtain lower cost of insurance rates, based on a younger insurance age. Backdating in some cases causes a higher Surrender Charge if it results in the Surrender Charge being based on a lower age bracket. (See "Surrender Charge".) For a backdated Policy, you must also pay the Minimum Premium payable for the period between the Policy Date and the investment start date. As of the investment start date, we allocate to the Policy those net premiums, adjusted for monthly Policy charges and interest at a 4% net annual rate for that period.


RIGHT TO RETURN THE POLICY

     You may cancel the Policy within 10 days (more in some states) after you receive the Policy. You may return the Policy to our Designated Office or to your registered representative (see "Receipt of Communications and Payments at NELICO's Designated Office"). Insurance coverage ends as soon as you return the Policy (determined by postmark, if the Policy is mailed). If you cancel the Policy, we refund the cash value of the Policy plus any sales and premium tax charges that were deducted from the premiums you paid, or if required by state insurance law, any premiums paid.

ALLOCATION OF NET PREMIUMS


     We generally allocate your initial net premium to the sub-accounts and the Fixed Account as of the investment start date. In states that require a refund of premiums if you exercise the Right to Return the Policy, however, we hold the portion of your initial net premium allocated to the sub-accounts in the State Street Research Money Market Sub-Account until 15 days after we mail the confirmation for the initial premium, and then we make the allocation among the sub-accounts as you choose. (In these states, we allocate the amounts you allocate to the Fixed Account as of the investment start date.)


     You can allocate your Policy's premiums and cash value among the sub-accounts of the Variable Account and the Fixed Account in any combination, as long as you choose no more than nine accounts (including the Fixed Account) at any one time. You may allocate any whole percentage of each premium to a
                                  ---
sub-account. For special rules regarding allocations to the Fixed Account, see "The Fixed Account".

     You make the initial allocation when you apply for a Policy. You can change the allocation of future premiums at any time thereafter. The change will be effective for premiums applied on or after the date when we receive your request. You may request the change by telephone or by written request. (See "Receipt of Communications and Payments at NELICO's Designated Office.")

     When we allocate net premiums to your Policy's Sub-Accounts, we convert them into accumulation units of the Sub-Accounts. We determine the number of accumulation units by dividing the dollar amount of the net premium by the accumulation unit value. For your initial premium, we use the accumulation unit value on the investment start date. For subsequent premiums, we use the accumulation unit value next determined after receipt of the payment. (See "Cash Value".)

      RECEIPT OF COMMUNICATIONS AND PAYMENTS AT NELICO'S DESIGNATED OFFICE


     We will treat your request for a Policy transaction, or your submission of a payment, as received by us if we receive a request conforming to our administrative procedures or a payment at our Designated Office before the close of regular trading on the New York Stock Exchange on that day (usually 4:00 p.m. Eastern Time). If we receive it after that time, or if the New York Stock Exchange is not open that day, then we will treat it as received on the next day when the New York Stock Exchange is open. These rules apply regardless of the reason we did not receive your request by the close of regular trading on the New York Stock Exchange--even if due to our delay (such as a delay in answering your telephone call).

     The Designated Office for various Policy transactions is as follows:


Premium Payments                 New England Financial
                                 P.O. Box 4332
                                 Carol Stream, IL 60197-4332
Payment Inquiries and            New England Financial/MetLife
Correspondence                   P.O. Box 30440
                                 Tampa, FL 33630-3440
                                 (800) 388-4000
Sub-Account Transfers            (800) 200-2214
Surrenders, Cancellations (Free  New England Financial/MetLife
Look Period), Loans,             P.O. Box 543
Withdrawals and all Other        Warwick, RI 02887-0543
Transactions and Inquiries       (800) 388-4000



     You may request an account transfer or reallocation of future premiums by written request (which may be telecopied) to us or by telephoning us. To request a transfer or reallocation by telephone, you should contact your registered representative or contact us at 1-800-200-2214. We use reasonable procedures to confirm that instructions communicated by telephone or facsimile are genuine. Any telephone or facsimile instructions that we reasonably believe to be genuine are your responsibility, including losses arising from any errors in the communication of instructions. However, because telephone transactions may be available to anyone who provides certain information about you and your Policy, you should protect that information. We may not be able to verify that you are the person providing telephone instructions, or that you have authorized any such person to act for you.



     We do not currently offer Internet transfer capability to Policy Owners, but may do so in the future. We will notify you if we begin to offer Internet transactions.



     Telephone, facsimile, and computer systems may not always be available. Any telephone, facsimile, or computer system, whether it be yours, your service provider's, your registered representative's, or ours, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your request by writing to our Designated Office.


PAYMENT OF PROCEEDS

     We ordinarily pay any net cash value, loan value or death benefit proceeds coming from the sub-accounts within seven days after we receive a request, or satisfactory proof of death of an insured (and any other information we need to pay the death proceeds). However, we may delay payment (except when a loan is made to pay a premium to us ) or transfers from the sub-accounts: (i) if the New York Stock Exchange is closed for other than weekends or holidays, or trading on the New York Stock Exchange is restricted, (ii) if the SEC determines that an emergency exists that makes payments or sub-account transfers impractical, or
(iii) at any other time when the Eligible Funds or the Variable Account have the legal right to suspend payment.

                                   CASH VALUE

     Your Policy's total cash value includes its cash value in the Variable Account and in the Fixed Account. If you have a Policy loan, the cash value also includes the amount we hold in our general account as a result of the loan. The cash value reflects:

     -- net premium payments

     -- the net investment experience of the Policy's sub-accounts

     -- interest credited to cash value in the Fixed Account

     -- interest credited to amounts held in the general account for a Policy loan

     -- the death benefit option you choose

     -- Policy charges

     -- partial surrenders

     -- transfers among the sub-accounts and Fixed Account


     We pay you the NET cash value if you surrender the Policy. It equals the cash value minus any outstanding Policy loan (plus interest) and any Surrender Charge that applies. If you surrender during the grace period, we also deduct the Amount Due to cover the Monthly Deduction to the date of surrender. (See "Loans", "Surrender Charge", "Monthly Deduction from Cash Value" and "Lapse and Reinstatement".)


     The Policy's cash value in the Variable Account may increase or decrease daily depending on net investment experience. Poor investment experience can reduce the cash value to zero. YOU HAVE THE ENTIRE INVESTMENT RISK FOR THE CASH VALUE IN THE VARIABLE ACCOUNT.

     NET INVESTMENT EXPERIENCE. The net investment experience of the sub-accounts affects the Policy's cash value and, in some cases, the death benefit. We determine the net investment experience of each sub-account as of the close of regular trading on the New York Stock Exchange on each day when the Exchange is open for trading.

     A sub-account's net investment experience for any period is based on the investment experience of the underlying Eligible Fund shares for the same period.

     The investment experience of the Eligible Fund shares for any period is the increase or decrease in their net asset value for the period, increased by the amount of any dividends or capital gains distributions on the shares during the period. Dividends and capital gains distributions on Eligible Fund shares are reinvested in additional shares of the Eligible Fund.

                                 DEATH BENEFITS


     The death benefit is payable to the beneficiary at the death of the second insured to die. Coverage under the Policy generally begins when you pay the initial premium. If you make a premium payment with the application, we will cover the insureds under a temporary insurance agreement for a limited time that begins on the later of the date we receive the premium payment or the date of any required medical examination. Temporary coverage is not available for proposed insureds who have received medical treatment for, or been diagnosed as having, certain conditions or diseases specified in the temporary insurance agreement. The maximum temporary coverage is the lesser of the amount of insurance applied for and $2,000,000. These provisions vary in some states.



     CHOICE OF TAX TEST. The Internal Revenue Code requires that the Policy's death benefit (including any Survivorship Level Term Insurance Rider) not be less than certain amounts defined in the Code. When you apply for your Policy, you select which tax law test will apply to the death benefit. You will choose between: (1) the cash value accumulation test, and (2) the guideline premium test. For Policies issued in Florida, you may select only the cash value accumulation test as the tax law test that will apply to the death benefit under your Policy. The test you select is used for the life of the Policy and cannot be changed.


     Under the CASH VALUE ACCUMULATION TEST, the death benefit will not be less than the cash value (plus the portion of any Monthly Deduction made for a period beyond the date of death), times the net single premium factor set by the Internal Revenue Code. The net single premium factors are shown in the Policy based on the age of the younger insured at the start of the Policy year. Net single premium factors vary based on each insured's sex, underwriting class and age at issue, and the Policy year. Sample net single premium factors appear in Appendix A.

     If you select the guideline premium test, one of two death benefit "corridors" will apply.

     Under the basic IRS GUIDELINE PREMIUM TEST, the death benefit will not be less than the cash value (plus the portion of any Monthly Deduction made for a period beyond the date of death), times the corridor factor set by the Internal Revenue Code. The corridor factors vary by and are shown based on the age of the younger insured at the start of the Policy year. See Appendix A.

     Under the GUIDELINE PREMIUM TEST WITH ENHANCED CORRIDOR, the death benefit will not be less than the cash value (plus the portion of any Monthly Deduction made for a period beyond the date of death), times a corridor factor. Until age 81 of the younger insured, these corridor factors are the same as under the basic guideline premium test. Beginning at age 81 of the younger insured, until age 100 of that insured, we use an enhanced corridor factor. The enhanced corridor is greater than under the basic IRS guideline premium test, resulting in a potentially larger death benefit than required by tax law. See Appendix A.

     If you select the cash value accumulation test, you can generally make a higher amount of premium payments for any given face amount and a higher death benefit may result in the long term. If cash value growth in the early Policy years is your primary objective, the cash value accumulation test may be the appropriate choice because it allows you to invest more premiums in the Policy for each dollar of death benefit. If cash value growth in the later Policy years is your primary objective, the guideline premium test may be the appropriate choice because it requires a lower death benefit, and therefore lower mortality charges, once the Policy's death benefit is subject to increases required by the Internal Revenue Code.

     DEATH BENEFIT OPTIONS--TO AGE 100. When you apply for a Policy you must select among five death benefit options. If you fail to select a death benefit option in the application, we will seek the required information from you. These options apply until age 100 of the younger insured.

     The OPTION 1 death benefit equals the greater of the FACE AMOUNT and the death benefit required by the GUIDELINE PREMIUM TEST WITH THE ENHANCED CORRIDOR.

     The OPTION 2 death benefit equals the greater of the FACE AMOUNT and the death benefit required by the GUIDELINE PREMIUM TEST.

     The OPTION 3 death benefit equals the greater of the FACE AMOUNT PLUS THE CASH VALUE, and the death benefit required by the GUIDELINE PREMIUM TEST WITH THE ENHANCED CORRIDOR.

     The OPTION 4 death benefit equals the greater of the FACE AMOUNT and the death benefit required by the CASH VALUE ACCUMULATION TEST.

     The OPTION 5 death benefit equals the greater of the FACE AMOUNT PLUS THE CASH VALUE, and the death benefit required by the CASH VALUE ACCUMULATION TEST.


     THE GUARANTEED DEATH BENEFIT RIDER IS ONLY AVAILABLE IF YOU SELECT OPTION
4. (SEE "LAPSE" FOR A DESCRIPTION OF THE GUARANTEED DEATH BENEFIT RIDER.) YOU CANNOT CHOOSE TO HAVE BOTH THE GUARANTEED DEATH BENEFIT RIDER AND THE SURVIVORSHIP LEVEL TERM INSURANCE RIDER.


     AGE 100. If the death benefit is payable on or after age 100 of the younger insured, it equals the cash value on the date of death. However, if at age 100 of the younger insured, the Policy has a Guaranteed Death Benefit Rider and that benefit is in effect, the death benefit will equal the face amount if it exceeds the cash value. In addition, if the Policy has an Expanded Death Benefit Rider, the death benefit will equal the smallest face amount that was in effect since age 80 of the younger insured (or since the Policy Date if the younger insured was older than 80 on that date), if this amount is greater than the death benefit that would otherwise be payable. For Policies issued in New York, your Policy will mature at age 100 of the younger insured for the net cash value.

EXPANDED DEATH BENEFIT RIDER

     Subject to state availability, you can purchase the Expanded Death Benefit Rider. You may add the rider to your Policy at issue or at any time until the insureds' average age reaches 90. (See "Surrender Charge" for the rules we use when calculating an average age.)

     If you choose this rider, then the death benefit on and after age 100 of the younger insured will be equal to the greater of the cash value on the date of death or the lowest face amount that was in effect since age 80 of the younger insured (or since the Policy Date, if the younger insured was older than 80 on that date). See "Age 100" above for how we determine the death benefit on and after age 100 of the younger insured.

     If you elect this rider, the Monthly Deduction will include a charge for the rider until the Policy anniversary when the younger insured reaches age 100, unless you request that the rider terminate before then. The tax consequences associated with keeping your Policy in force after age 100 of the younger insured are unclear. A tax adviser should be consulted about such tax consequences.

CHANGE IN DEATH BENEFIT OPTION

     After the first Policy year and before the younger insured's age 100, you may change your death benefit option by written request to our Designated Office. (See "Receipt of Communications and Payments at NELICO's Designated Office".) The request will be effective on the first day of the Policy month on or after we receive it. A change in death benefit option may have tax consequences. (See "Tax Considerations".) For Policies issued in New York, we will not allow changes in the death benefit option during the grace period.

     You can change among the three options that use the guideline premium test or between the two that use the cash value accumulation test, but not between a guideline premium test option and a cash value accumulation test option.

     If you change from Option 1 or 2 (face amount options) to Option 3 (face amount plus cash value option), or from Option 4 (face amount option) to Option 5 (face amount plus cash value option), we reduce the Policy's face amount if necessary so that the death benefit is the same immediately before and after the change. A face amount reduction below $100,000 requires our consent. We may also decrease any rider benefits under the Policy. A partial surrender of cash value may be necessary to meet Federal tax law limits on the amount of premiums that you can pay into the Policy. No Surrender Charge applies in that situation.

     If you change from Option 3 (face amount plus cash value option) to Option 1 or 2 (face amount options), or from Option 5 (face amount plus cash value option) to Option 4 (face amount option), we increase the Policy's face amount, if necessary, so that the death benefit is the same immediately before and after the change. If we increase the face amount pursuant to this provision, any charges assessed under the Policy after the increase that are based on face amount would be based on the new increased face amount of the Policy.

     If you change from Option 1 or 3 (enhanced corridor options) to Option 2, in most cases we reduce the Policy's death benefit amount if the enhanced corridor increases are in effect; the death benefit usually remains the same if they are not in effect.

     Changes from Option 2 to Option 1 or 3 (enhanced corridor options) require underwriting approval, and both insureds must be living if the amount at risk under the Policy would increase.

DEATH PROCEEDS PAYABLE


     The death proceeds we pay are equal to the death benefit on the date of the second insured's death, reduced by any outstanding loan and accrued loan interest on that date. If the death occurs during the grace period, we reduce the proceeds by the Amount Due, to cover unpaid Monthly Deductions to the date of death. (See "Lapse and Reinstatement".) We increase the death proceeds (1) by any rider benefits payable and (2) by any Monthly Deduction made for a period beyond the date of the second insured's death. Under Policies issued in New York, the death benefit payable during the grace period will equal the death benefit in effect immediately prior to the start of the grace period, or if greater, the death benefit on the date of death, less the unpaid Monthly Deductions to the date of death.


     We may adjust the death proceeds if either insured's age or sex was misstated in the application, if death results from either insured's suicide within two years (less in some states) from the Policy's date of issue, or if a rider limits the death benefit.

     SUICIDE. If either of the insureds dies by suicide within two years (or less, if required by state law) from the date of issue, the death benefit is limited to premiums paid, less any policy loan balance and partial surrenders (more in some states). The Policy will terminate as of the date of the first death by suicide.

     An insured age 75 or younger who meets our underwriting requirements can request a new single life variable life insurance policy, with the same face amount as the original Policy, within 60 days of the date of the suicide. An insured over age 75 who meets our underwriting requirements may request a single life ordinary (not variable) life policy.

REDUCTION IN FACE AMOUNT

     After the first Policy year, you may reduce the face amount of your Policy without receiving a distribution of any Policy cash value. (This feature differs from a partial surrender, which pays a portion of the Policy's net cash value to you.) For Policies issued in New York, we will not allow a reduction in the face amount of your Policy during the grace period. We do not permit any increases in face amount.

     If you decrease the face amount of your Policy, we also decrease the Benchmark Premium, on which we base any future Surrender Charges, and the Target Premium, on which we base the level of the sales charge. We deduct any Surrender Charge that applies from the Policy's cash value in an amount proportional to the amount of the face reduction.

     A face amount reduction usually decreases the Policy's death benefit. (However, if we are increasing the death benefit to satisfy federal income tax laws, a face amount reduction will not decrease the death benefit unless we deducted a Surrender Charge from the cash value. A reduction in face amount in this situation may not be advisable, because it will not reduce your death benefit or cost of insurance charges and may result in a Surrender Charge.) We also may decrease any rider benefits attached to the Policy. The face amount remaining after a reduction must meet our minimum face amount requirements for issue, except with our consent.

     A reduction in face amount reduces the Federal tax law limits on the amount of premiums that you can pay under the Policy under the guideline premium test. In these cases, you may need to have a portion of the Policy's cash value paid to you to comply with Federal tax law.

     A face amount reduction takes effect as of the first day of the Policy month on or after the date when we receive a request. You can contact your registered representative or our Designated Office for information on face amount reduction procedures. (See "Receipt of Communications and Payments at NELICO's Designated Office".)

     A reduction in the face amount of a Policy may create a "modified endowment contract". If you are contemplating a reduction in face amount, you should consult your tax adviser regarding the tax consequences of the transaction. (See "Tax Considerations".)

                       SURRENDERS AND PARTIAL SURRENDERS

SURRENDER

     You may surrender a Policy for its net cash value at any time while either insured is living. We determine the net cash value of the surrendered Policy as of the date when we receive a surrender request. (See "Receipt of Communications and Payments at NELICO's Designated Office.") The net cash value equals the cash value reduced by any Policy loan and accrued interest and by any applicable Surrender Charge. (See "Surrender Charge".) We increase the net cash value paid to you by the portion of any Monthly Deduction made for the period beyond the date of surrender. If you surrender the Policy during the grace period, we deduct the Amount Due from your proceeds to cover the Monthly Deduction to the date of surrender. (See "Lapse and Reinstatement".) You may apply all or part of the net cash value to a payment option. Once a Policy is surrendered, all coverage and benefits cease and cannot be reinstated. A surrender may result in adverse tax consequences. (See "Tax Considerations" below.)

PARTIAL SURRENDER

     You may make a partial surrender of the Policy at any time after we mail the confirmation for the initial premium, to receive a portion of its net cash value. A partial surrender reduces the Policy's death benefit and may reduce the Policy's face amount if necessary so that the amount at risk under the Policy will not increase. Any reduction in the face amount causes a proportionate reduction in the Policy's Benchmark Premium, on which we base any future Surrender Charges, and in the Target Premium, on which we base the level of the sales charge. A partial surrender may also reduce rider benefits. We can decline a partial surrender request that would reduce the face amount below the Policy's required minimum.

     We have the right to limit partial surrenders in any one Policy year to 20% of the Policy's net cash value on the date of the first partial surrender for the Policy year or, if less, the Policy's available loan value. Currently, we permit partial surrenders of up to 90% of the Policy's net cash value per year.

     We deduct any Surrender Charge that applies to the partial surrender from the Policy's remaining cash value in an amount proportional to the amount of the Policy's face amount surrendered. The Surrender Charge applied reduces any remaining Surrender Charge under your Policy.


     You may not reinvest cash value paid upon a partial surrender in the Policy except as premium payments, which are subject to the charges described under "Deductions From Premiums".



     A partial surrender first reduces the Policy's cash value in the sub-accounts of the Variable Account, in proportion to the amount of cash value in each, and then the Fixed Account, unless you request otherwise. We determine the amount of net cash value paid upon partial surrender as of the date we receive a request. You can contact your registered representative or our Designated Office for information on partial surrender procedures. (See "Receipt of Communications and Payments at NELICO's Designated Office".)



     A reduction in the death benefit as a result of a partial surrender may create a modified endowment contract or have other adverse tax consequences. If you are contemplating a partial surrender, you should consult your tax adviser regarding the tax consequences. (See "Tax Considerations".)


                                   TRANSFERS

TRANSFER OPTION


     Once we mail the confirmation for the initial premium (in some states, 15 days after that) you may transfer your Policy's cash value between accounts. We reserve the right to limit account transfers to four per Policy year (twelve per Policy year for Policies issued in New York). Currently we do not limit the number of transfers per Policy year. We reserve the right to make a charge for transfers in excess of twelve in a Policy year. A transfer is effective as of the date when we receive the transfer request, if the request is received before the close of regular trading on the New York Stock Exchange. Transfer requests received after that time, or on a day that the New York Stock Exchange is not open, will be effective on the next day that the New York Stock Exchange is open. (See "Receipt of Communications and Payments at NELICO's Designated Office".) For special rules regarding transfers involving the Fixed Account, see "The Fixed Account".



     We have policies and procedures that attempt to detect transfer activity that may adversely affect other Policy Owners or Eligible Fund shareholders in situations where there is potential for pricing inefficiencies or that involve relatively large single or grouped transactions by one or more Policy Owners (i.e., market timing). We employ various means to try to detect such transfer activity, such as periodically examining the number of transfers and/or the number of "round trip" transfers into and out of particular sub-accounts made by Policy Owners within given periods of time and/or investigating transfer activity identified by us or the Eligible Funds on a case-by-case basis. We may revise these policies and procedures in our sole discretion at any time without prior notice.



     The detection and deterrence of harmful transfer activity involves judgments that are inherently subjective. Our ability to detect such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Policy Owners to avoid such detection. Our ability to restrict such transfer activity may be limited by provisions of the Policy. We apply our policies and procedures without exception, waiver, or special arrangement, although we may vary our policies and procedures among our variable policies and sub-accounts and may be more restrictive with regard to certain policies or sub-accounts than others. Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect Policy Owners or Eligible Fund shareholders. In addition, we cannot guarantee that the Eligible Funds will not be harmed by transfer activity related to other insurance companies and/or retirement plans that may invest in the Eligible Funds.

     Our policies and procedures may result in restrictions being applied to Policy Owners. These restrictions may include:



     - requiring you to send us by U.S. mail a signed, written request to make transfers;



     - establishing an earlier submission time for telephone and facsimile requests than for written requests, or suspending the right to make such requests;



     - limiting the number of transfers you may make each Policy Year;



     - charging a transfer fee or collecting a fund redemption fee;



     - denying a transfer request from an authorized third party acting on behalf of multiple Policy Owners; and



     - imposing other limitations and modifications where we determine that exercise of the transfer privilege may create a disadvantage to other Policy Owners.



If restrictions are imposed on a Policy Owner, we will reverse upon discovery any transaction inadvertently processed in contravention of such restrictions.



     In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time. We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the Eligible Funds, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on market timing activities. You should read the Eligible Fund prospectuses for more details.


DOLLAR COST AVERAGING/ASSET REBALANCING

     The Policy may offer two automated transfer privileges: dollar cost averaging and asset rebalancing. With dollar cost averaging, your cash value will be transferred periodically from any one Sub-Account to one or more other Sub-Accounts (and/or the Fixed Account) that you select. With asset rebalancing, your cash value will be automatically reallocated among the Sub-Accounts periodically to return the allocation to the percentages you specify. These transfer privileges allow you to take advantage of investment fluctuations, but neither assures a profit nor protects against a loss in declining markets. Dollar cost averaging involves continuous investment in securities regardless of fluctuating price levels of such securities. You should consider your financial ability to continue purchases through periods of fluctuating price levels. You may not participate in both dollar cost averaging and asset rebalancing at the same time. If we exercise our right to limit transfers to four per Policy year, or to impose a $25 charge for transfers in excess of 12 per Policy year, we reserve the right to count transfers under these programs toward these totals. For more information about these features, please contact your registered representative or see the Statement of Additional Information.

                                     LOANS

     You may borrow all or part of the Policy's "loan value" at any time after we mail the confirmation for the initial premium (unless we consent to an earlier date). We make the loan as of the date when we receive a loan request at our Designated Office. You should contact our Designated Office or your registered representative for information on loan procedures. (See "Receipt of Communications and Payments at NELICO's Designated Office".)

     The Policy's loan value equals 90% (or more if required by state law) of: the Policy's cash value minus the Surrender Charge. The loan value available is the loan value reduced by any outstanding loan plus interest. A loan that is taken from, or secured by, a Policy may have tax consequences.

     A Policy loan reduces the Policy's cash value in the sub-accounts by the amount of the loan. You may repay all or part of your loan at any time while either insured is still alive. A loan repayment increases the cash value in the sub-accounts by the amount of the repayment. Unless you request otherwise, we attribute Policy loans first to the sub-accounts of the Variable Account in proportion to the cash value in each, and then the Fixed Account. We allocate loan repayments first to the outstanding loan balance attributed to the Fixed Account and then, unless you request otherwise, to the sub-accounts of the Variable Account in proportion to the cash value in each. (See "Receipt of Communications and Payments at NELICO's Designated Office".)

     The interest rate charged on Policy loans is an effective rate of 4.35% per year, compounded daily. Interest accrues daily and is due on the Policy anniversary. If not paid, we add the interest accrued to the loan amount, and we deduct an amount equal to the unpaid interest from the Policy's cash value in the sub-accounts and the Fixed Account in proportion to the amount in each. The amount we take from the Policy's sub-accounts as a result of the loan earns interest (compounded daily) at an effective rate of not less than 4% per year. We credit this interest amount to the Policy's sub-accounts annually, in proportion to the cash value in each.

     The amount taken from the Policy's sub-accounts as a result of a loan does not participate in the investment experience of the sub-accounts. Therefore, loans can permanently affect the death benefit and cash value of the Policy, even if repaid. In addition, we reduce any proceeds payable under a Policy by the amount of any outstanding loan plus accrued interest. You may increase your risk of lapse if you take a loan.

     If a Policy loan is outstanding, it may be better to repay the loan than to pay a premium, because the premium payment is subject to sales and premium tax charges, and the loan repayment is not subject to charges. (See "Deductions from Premiums".) If your Policy is a "modified endowment contract", loans under your Policy may be treated as taxable distributions. Although the issue is not free from doubt, we believe that a loan from or secured by a Policy that is not classified as a modified endowment contract should generally not be treated as a taxable distribution. A tax adviser should be consulted about such loans. (See "Tax Considerations".)

     If you surrender your Policy or your Policy lapses while there is an outstanding loan balance, there will generally be Federal income tax payable on the amount by which withdrawals and loans exceed the premiums paid to date. Please be advised that amounts borrowed and withdrawn reduce the Policy's cash value and any remaining cash value may be insufficient to pay the income tax on your gains.

     Department of Labor ("DOL") regulations impose requirements for participant loans under tax-qualified pension plans. Therefore, plan loan provisions may differ from Policy loan provisions. (See "Tax Considerations".)

                            LAPSE AND REINSTATEMENT

LAPSE

     In general, in any month that your Policy's net cash value is not large enough to cover a Monthly Deduction, your Policy will be in default and may lapse. Two types of premium payment levels can protect your Policy against lapse
(1) for the first five Policy years, and (2) until age 100 of the younger insured.

     FIRST FIVE POLICY YEARS--In general, if you pay the five year Minimum Premium amount on time, the Policy will not lapse even if the net cash value is less than the Monthly Deduction in any month. If (a) the total premiums you have paid, less all partial surrenders and any outstanding Policy loan balance (and less any cash value paid to you to allow the Policy to continue to qualify as life insurance), at least equal (b) the total monthly Minimum Premiums for the Policy up to that Policy month, the Policy will not lapse. We recalculate the five year Minimum Premium if (1) you reduce the face amount or make a partial surrender that reduces the face amount, (2) you increase or decrease rider coverage, (3) the rating classification for your Policy is improved, or (4) a correction is made in the insurance age or sex of either insured. We base the Minimum Premium on your Policy's face amount, the age, sex (unless unisex rates apply), and underwriting class of each insured, the current level of Policy charges and any riders to the Policy.

     TO AGE 100 OF THE YOUNGER INSURED--In general, if you elect the Guaranteed Death Benefit rider and pay the Guaranteed Death Benefit Premium amounts on time, the Policy will stay in force until age 100 of the younger insured, even if the net cash value is less than the Monthly Deduction in any month. We determine if the No Lapse Guarantee Benefit is in effect as follows. On the first day of a Policy month, if the total premiums you have paid, less all partial surrenders, less any Policy loan balance, and less any cash value paid to you to allow the Policy to continue to qualify as life insurance under the tax law, are at least equal to: the Guaranteed Death Benefit Fund value for the prior year (shown in the rider), plus 1/12 of the Guaranteed Death Benefit premium (shown in Section 1 of your Policy) for each completed Policy month of the current Policy year, then the No Lapse Guarantee Benefit will apply for that month.

     We recalculate the Guaranteed Death Benefit premium following the same Policy transactions described above for a recalculation of the five year Minimum Premium amount. The Guaranteed Death Benefit premium amount (shown in your Policy) is based on the same factors as the five year Minimum Premium, except that it is based on the guaranteed maximum level of Policy charges.

     When testing whether the No Lapse Guarantee Benefit is in effect, we use the Policy's original Guaranteed Death Benefit premium for the period of time it was in effect, and each recalculated Guaranteed Death Benefit premium for the period of time it was in effect.


     You may choose the Guaranteed Death Benefit Rider at issue if it is available in your state and if you choose death benefit Option 4. (You may not choose the Guaranteed Death Benefit Rider if you elect the Survivorship Level Term Insurance Rider.) If you elect this rider, the Monthly Deduction will include a charge for the rider, even if the No Lapse Guarantee Benefit is not effective, until the Policy anniversary when the younger insured reaches age 100, unless you request that the rider terminate before then.



     A change in death benefit option or the addition of the Survivorship Level Term Insurance Rider will terminate the Guaranteed Death Benefit Rider.


     We can restrict any unplanned premium payment that would increase your Policy's death benefit by more than it would increase cash value. (See "Flexible Premiums".) This could prevent you from making unplanned premium payments that are necessary to keep the No Lapse Guarantee Benefit in effect.

     If your Policy is not protected by the No Lapse Guarantee Benefit under the Guaranteed Death Benefit rider or by the five year Minimum Premium guarantee, any month that your Policy's net cash value is not large enough to cover a Monthly Deduction, your Policy will be in default. Your Policy provides a 62 day grace period for payment of the Amount Due. The Amount Due is the least of: a premium large enough to cover the Monthly Deductions due and all deductions from the premium; a premium large enough to permit the No Lapse Guarantee Benefit to be in effect, if the Policy has the Guaranteed Death Benefit rider; and a premium large enough to meet the monthly five year Minimum Premium test. We will tell you the Amount Due. You have insurance coverage during the grace period, but if the second insured dies before you have paid the premium, we deduct from the death proceeds the Amount Due for the period before the date of death. If you have not paid the Amount Due by the end of the grace period, your Policy will lapse without value.

     Your policy may also lapse if Policy loans plus accrued interest at any time exceed the Policy's cash value less the Surrender Charge on the next Policy loan interest due date (or, if the Surrender Charge would be greater, on the date the calculation is made). Under these circumstances, we will notify you that the Policy is going to terminate. (This is called an "excess Policy loan". We test for an excess Policy loan on each monthly processing date and in connection with Policy processing transactions.) The Policy terminates without value 62 days after we mail the notice unless you pay us the excess Policy loan amount within that time. If the Policy lapses with a loan outstanding, adverse tax consequences may result.

     Some states may require a different grace period than that described above. Please read the grace period provision of your Policy for details.

REINSTATEMENT



     If your Policy has lapsed, you may reinstate it within seven years after the date of lapse. If more than seven years have passed, or if you have surrendered the Policy, you need our consent to reinstate. Reinstatement in all cases requires payment of certain charges described in the Policy and usually requires evidence of insurability of each living insured that is satisfactory to us.

     If we deducted a Surrender Charge on lapse, we credit it back to the Policy's cash value on reinstatement. The Surrender Charge on the date of reinstatement is the same as it was on the date of lapse. When we determine the Surrender Charge, Policy fee, mortality and expense risk charge, administrative charge, sales charge and rider charges, we do not count the amount of time that a Policy was lapsed.

                          ADDITIONAL BENEFITS BY RIDER

     You can add additional benefits to the Policy by rider, subject to our underwriting and issuance standards. These additional benefits usually require an additional charge as part of the Monthly Deduction from cash value. The rider benefits available with the Policies provide fixed benefits that do not vary with the investment experience of the Variable Account.


     The term riders discussed below permit you, by purchasing term insurance, to increase your insurance coverage. Term riders have no surrenderable cash value. If you seek to reduce the overall cost of your insurance protection, it may be to your economic advantage to include a portion or percentage of your insurance coverage under the Survivorship Level Term Insurance Rider because both current and guaranteed charges for the rider are lower than those of the base Policy.



     The Survivorship Level Term Insurance Rider can provide less expensive insurance protection than the base Policy for a period of time. However, because no portion of the Policy's cash value is attributable to the rider, the cost of insurance for the rider applies to the entire face amount of the rider and is not offset by any increases in the Policy's cash value. Therefore, the cost of coverage under the Survivorship Level Term Insurance Rider can become expensive relative to the base Policy cost, particularly at higher attained ages. In addition, the benefit provided by the Guaranteed Death Benefit Rider is not available if you elect coverage under the Survivorship Level Term Insurance Rider.



     The same Administrative Charge applies to the Survivorship Level Term Insurance Rider and the base Policy for the first three Policy years. After that, however, the Administrative Charge no longer applies to the Survivorship Level Term Insurance Rider. Regardless of any extended maturity endorsement, the Survivorship Level Term Insurance Rider terminates at age 100 of the younger insured.


     Reductions in or elimination of term rider coverage does not trigger a surrender charge, and use of a term rider generally reduces sales compensation. Because the term insurance riders don't have surrender charges, a Policy providing insurance coverage with a combination of base Policy and term rider will have a lower maximum surrender charge than a Policy with the same amount of insurance coverage provided solely by the base Policy. However, like the cost of coverage under the Policy, charges deducted from the Policy's cash value to pay for term rider coverage no longer participate in the investment experience of the Variable Account, and usually increase with the age of the covered individual. Your determination as to how to purchase a desired level of insurance coverage should be based on your specific insurance needs. Your registered representative can provide you more information on the uses of term rider coverage.

     The following riders are available:

     TERM RIDER--SURVIVORSHIP LEVEL TERM INSURANCE, which provides joint life term insurance.

     TERM RIDER--SURVIVORSHIP 4 YEAR LEVEL TERM INSURANCE, which provides joint life term insurance for four policy years.

     TERM RIDER--SINGLE LIFE LEVEL TERM INSURANCE, which provides additional term insurance on one of the insureds.

     TERM RIDER--SINGLE LIFE DECREASING TERM INSURANCE, which provides additional term insurance on one of the insureds in an amount that decreases each year to zero over a coverage period of 10, 15 or 20 years.

     WAIVER OF MONTHLY DEDUCTION, which provides for waiver of Monthly Deductions upon the disability of the insured covered by the waiver.

     WAIVER OF SPECIFIED PREMIUMS, which provides for waiver of the cost of the rider itself and for a premium benefit upon the disability of an insured covered by the rider.

     POLICY SPLIT RIDER. Subject to state availability and our underwriting guidelines, we may issue or amend your Policy with a split rider which allows you to "split" the Policy into two new NELICO individual flexible premium adjustable variable life insurance policies. The rider permits you to split the Policy in the event of divorce of the insureds, if certain federal tax law changes occur, or if certain business circumstances change (each, a "split event"). The rider lists the requirements for a split event. If you exercise the split rider, this Policy will be canceled, and we will transfer its cash value (in equal portions, unless we agree otherwise) to two new individual policies issued on the effective date of the split. A new Surrender Charge will apply to each individual policy. We will issue each new policy with either a level or variable death benefit option in effect, depending on which type of death benefit option you have under this Policy at the time of the split. Additional conditions apply.

     For more information about the Policy split rider you should contact your registered representative. You can request a prospectus and additional information regarding the individual policies that are issued following a split. For a discussion of the possible tax consequences of splitting the Policy, see "Tax Considerations."

     EXPANDED DEATH BENEFIT RIDER, which provides a death benefit on and after age 100 of the younger insured equal to the greater of the cash value on the date of death or the lowest face amount that was in effect since age 80 of the younger insured. For a discussion of the tax consequences of continuing the Policy after the younger insured's age 100, see "Tax Considerations."

     GUARANTEED DEATH BENEFIT RIDER, which provides for a guaranteed death benefit until age 100 of the younger insured.

     Not all riders may be available to you and riders in addition to those listed above may be made available. You should consult your registered representative regarding the availability of riders.

                               THE FIXED ACCOUNT

     THE POLICY HAS A FIXED ACCOUNT OPTION ONLY IN STATES THAT APPROVE IT.

     You may allocate net premiums and transfer cash value to the Fixed Account, which is part of NELICO's general account. Because of exemptive and exclusionary provisions in the Federal securities laws, interests in the Fixed Account are not registered under the Securities Act of 1933. Neither the Fixed Account nor the general account is registered as an investment company under the Investment Company Act of 1940. Therefore, neither the Fixed Account, the general account nor any interests therein are generally subject to the provisions of these Acts, and the SEC does not review Fixed Account disclosure. This disclosure may, however, be subject to certain provisions of the Federal securities laws on the accuracy and completeness of prospectuses.

GENERAL DESCRIPTION

     Our general account includes all of our assets, except assets in the Variable Account or in our other separate accounts. We decide how to invest our general account assets. Fixed Account allocations do not share in the actual investment experience of the general account. Instead, we guarantee that the Fixed Account will credit interest at an annual effective rate of at least 4%. We may or may not credit interest at a higher rate. We declare the current interest rate for the Fixed Account periodically. The Fixed Account earns interest daily.

     We can change our Fixed Account interest crediting procedures. Currently, all cash value in the Fixed Account on a Policy anniversary earns interest at the declared annual rate in effect on the anniversary until the next Policy anniversary, when it is credited with our current rate. (Although our current practice is to credit your entire Fixed Account cash value on a Policy anniversary with our current annual rate until the next anniversary, we can select any portion, from 0% to 100%, of your Fixed Account cash value on a Policy anniversary to earn interest at our current rate until the next Policy anniversary, unless otherwise required by state law.) Any net premiums allocated or cash value transferred to the Fixed Account on a date other than a Policy anniversary earn interest at our current rate until the next Policy anniversary. The effective interest rate is a weighted average of all the Fixed Account rates for your Policy.

     After the Policy has been in force for ten years, if we set an interest rate for the Fixed Account that is higher than 4%, that rate will be increased for the Policy by at least 0.45%. For Policies issued in New Jersey, and that have been in force for ten years, additional interest at a rate of not more than ..45% may be credited to the Policy, even if the interest rate set for the Fixed Account is not higher than 4%.

VALUES AND BENEFITS

     Cash value in the Fixed Account increases from net premiums allocated and transfers to the Fixed Account and Fixed Account interest, and decreases from loans, partial surrenders made from the Fixed Account, charges, and transfers from the Fixed Account. We deduct charges from the Fixed Account and the Policy's sub-accounts in proportion to the amount of cash value in each. (See "Deductions from Cash Value".) A Policy's total cash value includes cash value in the Variable Account, the Fixed Account, and any cash value held in our general account (but outside of the Fixed Account) due to a Policy loan.

     Cash value in the Fixed Account is included in the calculation of the Policy's death benefit in the same manner as the cash value in the Variable Account. (See "Death Benefits".)

POLICY TRANSACTIONS

     We can restrict allocations and transfers to the Fixed Account if the effective annual rate of interest on the amount would be 4%. Otherwise, the requirements for Fixed Account and Variable Account allocations are the same. (See "Allocation of Net Premiums".)

     Except as described below, the Fixed Account has the same rights and limitations with respect to premium allocations, transfers, loans, surrenders and partial surrenders as the Variable Account. The following special rules apply to the Fixed Account.

     TRANSFERS FROM THE FIXED ACCOUNT TO THE VARIABLE ACCOUNT ARE ALLOWED ONLY ONCE IN EACH POLICY YEAR. WE PROCESS A TRANSFER FROM THE FIXED ACCOUNT IF WE RECEIVE THE TRANSFER REQUEST WITHIN 30 DAYS AFTER THE POLICY ANNIVERSARY. WE MAKE THE TRANSFER AS OF THE DATE WE RECEIVE THE TRANSFER REQUEST AT OUR DESIGNATED OFFICE.

     EXCEPT WITH OUR CONSENT, THE AMOUNT OF CASH VALUE YOU MAY TRANSFER FROM THE FIXED ACCOUNT IS LIMITED TO THE GREATER OF 25% OF THE POLICY'S CASH VALUE IN THE FIXED ACCOUNT ON THE TRANSFER DATE OR THE AMOUNT OF CASH VALUE TRANSFERRED FROM THE FIXED ACCOUNT IN THE PRECEDING POLICY YEAR. Regardless of these limits, if a transfer of cash value from the Fixed Account would reduce the remaining cash value in the Fixed Account below $100, you may transfer the entire amount of Fixed Account cash value. We may limit the total number of transfers among sub-accounts and from the sub-accounts to the Fixed Account to four in one Policy year (twelve per Policy year for Policies issued in New York). We currently do not limit the number of these transfers in a Policy year.

     Unless you request otherwise, a Policy loan reduces the Policy's cash value in the sub-accounts and not the Fixed Account. If there is not enough cash value in the Policy's sub-accounts for the loan, we take the balance from the Fixed Account. We allocate all loan repayments first to the outstanding loan balance attributable to the Fixed Account. The amount removed from the Policy's sub-accounts and the Fixed Account as a result of a loan earns interest at an effective rate of at least 4% per year, which we credit annually to the Policy's cash value in the sub-accounts and the Fixed Account in proportion to the Policy's cash value in each on the day it is credited.

     Unless you request otherwise, we take partial surrenders only from the Policy's sub-accounts and not the Fixed Account. If there is not enough cash value in the Policy's sub-accounts for the partial surrender, we take the balance from the Fixed Account.

     We can delay transfers, surrenders, and Policy loans from the Fixed Account for up to six months (to the extent allowed by state insurance law). We will not delay loans to pay premiums on policies issued by us.

                                    CHARGES

     We make certain charges and deductions under the Policy. These charges and deductions compensate us for: (1) services and benefits we provide; (2) costs and expenses we incur; and (3) risks we assume.

     Services and benefits we provide:

     --  the death benefit, cash, and loan benefits under the Policy

     --  investment options, including premium allocations

     --  administration of elective options

     --  the distribution of reports to Policy Owners

     Costs and expenses we incur:

     -- costs associated with processing and underwriting applications, and with issuing and administering the Policy (including any riders)

     --  overhead and other expenses for providing services and benefits

     --  sales and marketing expenses

     -- other costs of doing business, such as collecting premiums, maintaining records, processing claims, effecting transactions, and paying federal, state, and local premium and other taxes and fees

     Risks we assume:

     -- that the cost of insurance charges we may deduct are insufficient to meet our actual claims because the insureds die sooner that we estimate

     -- that the cost of providing the services and benefits under the Policies exceed the charges we deduct

     The amount of a charge may not necessarily correspond to the costs of the services or benefits that are implied by the name of the charge or that are associated with the particular Policy. For example, the sales charge may not fully cover all of our sales and distribution expenses, and we may use proceeds from other charges, including the mortality and expense risk charge and the cost of insurance charge, to help cover those expenses. We may profit from certain Policy charges.

DEDUCTIONS FROM PREMIUMS

     Prior to the allocation of a premium, we deduct a percentage of your premium payment. We credit the remaining amount (the net premium) to your cash value according to your allocation instructions. The deductions we make from each premium payment are the sales charge, the premium tax charge, and the federal tax charge.

     SALES CHARGE.  We deduct a sales charge from premiums. The sales charge is:

     -- In Policy year 1: 26.5% of premiums paid up to the Target Premium, and 4% of premiums paid above the Target Premium

     -- In Policy years 2-10: 11.5% (9% for Policies with an initial face amount (base Policy plus Survivorship Level Term Insurance Rider) of at least $1 million) of premiums paid in each year up to the Target Premium, and 4% of premiums paid above the Target Premium in each year

     --  In Policy years 11 and after: 4% of premiums paid


     When we calculate the sales charge, we consider premiums we receive during the twenty days prior to a Policy anniversary as paid in the next Policy year. (This rule does not apply to premiums paid through our pre-authorized checking arrangement, described in "Premiums".)


     We indicate your Target Premium in Section 1 of your Policy and on your personalized illustration.

     We may reduce sales charges for Policies sold to some group or sponsored arrangements.

     STATE PREMIUM TAX CHARGE. We deduct 2.5% from each premium for state premium taxes and administrative expenses. These taxes vary from state to state, but we deduct a flat 2.5%, which is based on an average of such taxes. Administrative expenses covered by this charge include those related to premium tax and certain other state filings.

     FEDERAL PREMIUM TAX CHARGE. We deduct 1% from each premium for our federal income tax liability related to premiums.

     EXAMPLE: The following chart shows the net amount of premium that we would allocate to the Variable Account assuming a premium payment of $3,000 and a Target Premium of $2,000, for a Policy with a base face amount below $1 million.

POLICY YEAR 1

   PREMIUM       NET PREMIUM
   -------       -----------
   $3,000           $2,000
                     - 600       (30% X 2,000 = total sales and premium tax charge up to
                 ---------       Target Premium)
                    $1,400
                    $1,000
                      - 75       (7.5% X 1,000 = total sales and premium tax charge on
                 ---------       payments above Target Premium)
                    $  925
                    $1,400
                      +925
                 ---------
                    $2,325       Net Premium
                    ======

POLICY YEAR 2

   PREMIUM       NET PREMIUM
   -------       -----------
   $3,000           $2,000
                     - 300       (15% X 2,000 = total sales and premium tax charge up to
                 ---------       Target Premium)
                    $1,700
                    $1,000
                      - 75       (7.5% X 1,000 = total sales and premium tax charge on
                 ---------       payments above Target Premium)
                    $  925
                    $1,700
                      +925
                 ---------
                    $2,625       Net Premium
                    ======

SURRENDER CHARGE

     We deduct a Surrender Charge from the cash value if you lapse, surrender, reduce the face amount, or make a partial surrender of your Policy that reduces the face amount during the first 15 Policy years (or until age 100 of the younger insured, if earlier).


     For insureds with an average issue age of 52 or less, the Surrender Charge in the first Policy year is 90% of the lesser of: (1) premiums paid and (2) the Benchmark Premium. When we calculate this amount, we do not count premiums that we receive within 20 days before the first Policy anniversary, unless they are paid through our pre-authorized checking arrangement. For policies issued in New York, the Surrender Charge in the first Policy year, for insureds with an average issue age of 52 or less, is 90% of the Benchmark Premium.


     The Surrender Charge is greatest in the first Policy year. After that, the charge reduces monthly. To determine the Surrender Charge after the first Policy year, we take the dollar amount of the charge that applied at the end of the first Policy year and multiply it by a fraction. The fraction is based on the number of months remaining in the Surrender Charge period at the end of the first Policy year (168 months over the next 14 years, for a 15 year

Surrender Charge period) and the number of full months remaining in the Surrender Charge period at the time of the surrender, lapse or face amount reduction.

     For example, if the Surrender Charge was $1000 at the end of the first Policy year, then in the first month of the second Policy year the Surrender Charge is $1000 times 167/168, or $994.05.

     For insureds with an average issue age above 52, the Surrender Charge percentage applied to premiums paid in the first Policy year will be less than 90%. Your Policy's schedule page shows the maximum dollar amount of the Surrender Charge that will apply in the first Policy year and for the last Policy month of each remaining year in the Surrender Charge period. (When we calculate the average issue age for this purpose, we round down and limit the average to the age of the younger insured plus five years.)

     Any Surrender Charge that we deduct on lapse is credited back to the Policy's cash value on reinstatement. The Surrender Charge on the date of reinstatement is the same as it was on the date of lapse. When we determine the Surrender Charge on any date after reinstatement, we do not count the period that the Policy was lapsed.

     In the case of a reduction in face amount or partial surrender that reduces the face amount, we deduct any Surrender Charge that applies from the Policy's remaining cash value in an amount that is proportional to the amount of the Policy's face amount surrendered. The charge reduces the Policy's cash value in the sub-accounts and the Fixed Account in proportion to the amount of the Policy's cash value in each.

     IF THE SURRENDER CHARGE EXCEEDS THE AVAILABLE CASH VALUE, THERE WILL BE NO PROCEEDS PAID TO YOU ON SURRENDER.

TRANSFER CHARGE

     We reserve the right to impose a processing charge of $25 on each transfer between Sub-Accounts or between a Sub-Account and the Fixed Account in excess of 12 per Policy year to compensate us for the costs of processing these transfers. We reserve the right to count transfers due to dollar cost averaging or asset rebalancing as transfers for the purpose of assessing this charge.

MONTHLY DEDUCTION FROM CASH VALUE

     On the first day of each Policy month, starting with the Policy Date, we deduct the "Monthly Deduction" from your cash value.

     -- If your Policy is protected against lapse by the No Lapse Guarantee Benefit under the Guaranteed Death Benefit rider or the five year Minimum Premium guarantee, we make the Monthly Deduction each month unless the cash value equals zero. (See "Lapse".)

     -- Otherwise, we make the Monthly Deduction as long as the net cash value is large enough to cover the entire Monthly Deduction. If it is not large enough, the Policy will be in default and may lapse. (See "Lapse and Reinstatement".)

     There is no Monthly Deduction on or after the Policy anniversary when the younger insured reaches age 100 (or would have reached age 100, if that person dies earlier).

     The Monthly Deduction reduces the cash value in each Sub-Account of the Variable Account and in the Fixed Account in proportion to the cash value in each, unless you choose a "Single Source Expense Fund". If you choose a Single Source Expense Fund, we will take the Monthly Deduction from the Account that you choose until the cash value there is gone. Then we will take the Monthly Deduction from your remaining Accounts in proportion to the cash value in each. You may choose a Sub-Account or the Fixed Account as your Single Source Expense Fund.

     The Monthly Deduction includes the following charges:

     POLICY FEE. The Policy fee is currently equal to $12.50 per month in the first three Policy years (guaranteed not to exceed $12.50 per month) and $5.50 per month thereafter (guaranteed not to exceed $5.50 per month except for Policies issued in New Jersey where the Policy fee is guaranteed not to exceed $12.50 per month in all Policy years). For Policies issued in New York, the difference between the higher Policy fee applicable in the first three Policy years and the lower fee applicable thereafter is called the Acquisition Policy Fee. The Policy fee compensates us for administrative costs such as record keeping, processing death benefit claims and Policy changes, preparing and mailing reports, and overhead costs.

     ADMINISTRATIVE CHARGE. We deduct a monthly Administrative Charge to compensate us for administrative expenses incurred in connection with underwriting, issuing and administering the Policy. Currently, the monthly Administrative Charge that is applied in the first three Policy years is $0.08 per $1,000 of base Policy face amount plus Survivorship Level Term Insurance Rider face amount, and in years four and after, $0.06 per $1,000 of base Policy face amount. The Administrative Charge does not apply to the Survivorship Level Term Insurance Rider face amount in years four and after. If the initial face amount (base Policy plus Survivorship Level Term Insurance Rider) is $1 million or greater, the current charge in Policy years four and after is $0.035 (rather than $0.06) per $1,000 of base Policy face amount per month.

     The current Administrative Charges are the guaranteed maximum charges, except that in New Jersey, the Administrative Charge is guaranteed not to exceed $0.08 per $1,000 of face amount per month in all Policy years. In New York, the difference between the higher Administrative Charge applicable in the first three Policy years and the lower charges applicable thereafter is called the Acquisition Administrative Charge.

     Currently we intend to apply the Administrative Charge to no more than $4,000,000 of Policy face amount (base Policy plus Survivorship Level Term Insurance Rider) after the first Policy year. This means that the maximum Administrative Charge currently deducted in the second and third Policy years, for example, is $320 per month ($0.08 times 4,000) and in years four and later, $140 per month ($0.035 times 4,000).

     MORTALITY AND EXPENSE RISK CHARGE. We deduct a charge for the mortality and expense risks that we assume. This charge is at an annual rate of 0.90% during the first ten Policy years, and 0.45% thereafter. The rate is applied against cash value in the Variable Account and against the amount of any cash value held in the general account that represents a Policy loan. The mortality risk we assume is that insureds may live for shorter periods of time than we estimated. The expense risk we assume is that our costs of issuing and administering the Policies may be more than we estimated.

     MONTHLY CHARGES FOR THE COST OF INSURANCE. This charge covers the cost of providing insurance protection under your Policy. The cost of insurance charge for a Policy month is equal to the "amount at risk" under the Policy, multiplied by the cost of insurance rate for that Policy month. We determine the amount at risk on the first day of the Policy month after we process the Monthly Deduction. The amount at risk is the amount by which the death benefit (discounted at the monthly equivalent of 4% per year) exceeds the Policy's cash value. The amount at risk is affected by investment performance, loans, premium payments, fees and charges, partial surrenders, and face amount reductions. The cost of insurance rate for your Policy changes from month to month.

     The guaranteed cost of insurance rates for a Policy depend on each insured's

     --  underwriting class

     --  age on the first day of the Policy year

     --  sex (if the Policy is sex-based).

     The current cost of insurance rates will also depend on

     --  each insured's age at issue

     --  the Policy year

     --  the base Policy face amount (at issue).

     We guarantee that the joint rates will not be higher than rates based on the 1980 Commissioners Standard Ordinary Mortality Tables with smoker/nonsmoker modifications (the "1980 CSO Tables"). The actual rates we use may be lower than the maximum rates, depending on our expectations about our future mortality and expense experience, lapse rates and investment earnings. We review the adequacy of our cost of insurance rates periodically and may adjust them. Any change will apply prospectively.

     We underwrite each insured person separately. The underwriting classes we use are smoker standard, smoker preferred, smoker aggregate, smoker rated, nonsmoker standard, nonsmoker preferred, nonsmoker aggregate, and nonsmoker rated. Rated classes have higher cost of insurance deductions. We base the guaranteed maximum mortality charges for rated Policies on multiples of the 1980 CSO Tables.

     Three standard smoker and nonsmoker classes are available:

     -- smoker and nonsmoker preferred and standard, for Policies with initial face amounts (base Policy plus Survivorship Level Term Insurance Rider) of $200,000 or more if the insured's issue age is 20 through 75.

     -- smoker and nonsmoker aggregate, for Policies with initial face amounts (base Policy plus Survivorship Level Term Insurance Rider) below $200,000 and for all insureds whose issue age is above 75.

     Within each category (smoker and nonsmoker), the preferred class generally offers the best current cost of insurance rates and the standard class generally offers the least favorable current cost of insurance rates.

     Cost of insurance rates are generally lower for nonsmokers than for smokers and generally lower for females than for males. Within a given underwriting class, current cost of insurance rates are generally lower for insureds with lower issue ages. Current cost of insurance rates will generally be lower for a particular insured if the Policy face amount (base Policy plus Survivorship Level Term Insurance Rider) at issue is at least $1 million. We offer Policies with cost of insurance rates (and Policy values and benefits) that do not vary based on the sex of the insured where required by state law and to some employee benefit plans. Joint cost of insurance charges under the Policy do not change due to the first insured's death.

     The Survivorship Level Term Insurance Rider has its own cost of insurance rates that may be different from those of the base Policy. Generally, the term rider cost of insurance rates are less than or the same as those of the base Policy. (See "Additional Benefits by Rider".)


     If you choose the Survivorship Level Term Insurance Rider, we calculate the net amount at risk and cost of insurance charges separately for the term insurance rider and the base Policy. The term rider's net amount at risk equals its face amount, and the base Policy's net amount at risk equals the base Policy's death benefit (which is calculated without the term rider component) minus the cash value.


     GUARANTEED DEATH BENEFIT RIDER CHARGE. The charge for the Guaranteed Death Benefit rider is $0.01 per $1000 of face amount (including the base Policy and any joint or single life term insurance rider).

     CHARGES FOR ADDITIONAL RIDER BENEFITS AND SERVICES. We charge for the cost of any additional rider benefits, as described in the rider form. We also may charge you a nominal fee, which we will bill directly to you, if you request a Policy re-issue or re-dating.

LOAN INTEREST SPREAD

     We charge you interest on a loan at a maximum effective rate of 4.35% per year, compounded daily. We also credit interest on the amount we take from the Policy's sub-accounts as a result of the loan at a minimum annual effective rate of 4% per year, compounded daily. As a result, the loan interest spread will never be more than 0.35%.

CHARGES AGAINST THE ELIGIBLE FUNDS AND THE SUB-ACCOUNTS OF THE VARIABLE ACCOUNT

     CHARGES FOR INCOME TAXES. We currently do not charge the Variable Account for income taxes, but in the future we may make such a charge, if appropriate. We have the right to make a charge for any taxes imposed on the Policies in the future. (See "NELICO's Income Taxes".)

     ELIGIBLE FUND EXPENSES. There are daily charges against the Eligible Fund assets for investment advisory services and fund operating expenses. These are described in the Fee Table as well as in the attached Eligible Fund prospectuses.

                               TAX CONSIDERATIONS

INTRODUCTION

     The following summary provides a general description of the Federal income tax considerations associated with the Policies and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisers should be consulted for more complete information. This discussion is based upon our understanding of the present Federal income tax laws. No representation is made as to the likelihood of continuation of the present Federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

TAX STATUS OF THE POLICY


     In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a Policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited, particularly as to survivorship life policies. Thus, there is some uncertainty regarding the Federal income tax treatment of survivorship life policies. Nevertheless, we anticipate that the Policy should be deemed to be a life insurance contract under Federal tax law. However, if either or both insureds are in a substandard underwriting class, or if a term rider is added, there is additional uncertainty and some risk that your Policy will not be treated as a life insurance contract under Federal tax law. We may take appropriate steps to bring the Policy into compliance with applicable requirements and we reserve the right to restrict Policy transactions in order to do so. The insurance proceeds payable on the death of the second insured to die will never be less than the minimum amount required for the Policy to be treated as life insurance under section 7702 of the Internal Revenue Code, as in effect on the date the Policy was issued.



     In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets. Although published guidance in this area does not address certain aspects of the Policies, we believe that the Owner of a Policy should not be treated as the owner of the Variable Account assets. We reserve the right to modify the Policies to bring them into conformity with applicable standards should such modification be necessary to prevent Owners of the Policies from being treated as the owners of the underlying Variable Account assets.


     In addition, the Code requires that the investments of the Variable Account be "adequately diversified" in order for the Policies to be treated as life insurance contracts for Federal income tax purposes. It is intended that the Variable Account, through the Eligible Funds, will satisfy these diversification requirements.

     The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS


     IN GENERAL. We believe that the death benefit under a Policy should generally be excludible from the gross income of the beneficiary. Federal and state estate, inheritance, transfer, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Policy Owner or beneficiary. A tax adviser should be consulted on these consequences.

     Generally, the Policy Owner will not be deemed to be in constructive receipt of the Policy cash value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy, the tax consequences depend on whether the Policy is classified as a "Modified Endowment Contract."


     MODIFIED ENDOWMENT CONTRACTS. Under the Internal Revenue Code, certain life insurance contracts are classified as "Modified Endowment Contracts," with less favorable income tax treatment than other life insurance contracts. Due to the Policy's flexibility with respect to premium payments and benefits, each Policy's circumstances will determine whether the Policy is a MEC. In general a Policy will be classified as a Modified Endowment Contract if the amount of premiums paid into the Policy causes the Policy to fail the "7-pay test." A Policy will fail the 7-pay test if at any time in the first seven Policy years, the amount paid into the Policy exceeds the sum of the level premiums that would have been paid at that point under a Policy that provided for paid-up future benefits after the payment of seven level annual payments.


     If there is a reduction in the benefits under the Policy at any time, for example, as a result of a partial surrender, the 7-pay test will have to be reapplied as if the Policy had originally been issued at the reduced face amount. If there is a "material change" in the Policy's benefits or other terms, the Policy may have to be retested as if it were a newly issued Policy. A material change can occur, for example, when there is an increase in the death benefit which is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into the Policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven Policy years. To prevent your Policy from becoming a Modified Endowment Contract, it may be necessary to limit premium payments or to limit reductions in benefits. A current or prospective Policy Owner should consult a tax advisor to determine whether a Policy transaction will cause the Policy to be classified as a Modified Endowment Contract.

     DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM MODIFIED ENDOWMENT CONTRACTS. Policies classified as Modified Endowment Contracts are subject to the following tax rules:

          (1) All distributions other than death benefits, including distributions upon surrender and withdrawals, from a Modified Endowment Contract will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Policy Owner's investment in the Policy only after all gain has been distributed.

          (2) Loans taken from or secured by a Policy classified as a Modified Endowment Contract are treated as distributions and taxed accordingly.

          (3) A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Policy Owner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Policy Owner or the joint lives (or joint life expectancies) of the Policy Owner and the Policy Owner's beneficiary or designated beneficiary.

     If a Policy becomes a modified endowment contract, distributions that occur during the contract year will be taxed as distributions from a modified endowment contract. In addition, distributions from a Policy within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

     DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM POLICIES THAT ARE NOT MODIFIED ENDOWMENT CONTRACTS. Distributions other than death benefits from a Policy that is not classified as a Modified Endowment Contract are generally treated first as a recovery of the Policy Owner's investment in the Policy and only after the recovery of all investment in the Policy as taxable income. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for Federal income tax purposes if Policy benefits are reduced during the first 15 Policy years may be treated in whole or in part as ordinary income subject to tax.

     Although the issue is not free from doubt, we believe that a loan from or secured by a Policy that is not classified as a Modified Endowment Contract should generally not be treated as a taxable distribution. A tax adviser should be consulted regarding policy loans.

     Finally, neither distributions from nor loans from or secured by a Policy that is not a Modified Endowment Contract are subject to the 10 percent additional income tax.

     INVESTMENT IN THE POLICY. Your investment in the Policy is generally your aggregate Premiums. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

     POLICY LOANS. In general, interest on a Policy loan will not be deductible. If a Policy loan is outstanding when a Policy is canceled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly. A loan may also be taxed when a Policy is exchanged. Before taking out a Policy loan, you should consult a tax adviser as to the tax consequences.

     MULTIPLE POLICIES. All Modified Endowment Contracts that are issued by NELICO (or its affiliates) to the same Policy Owner during any calendar year are treated as one Modified Endowment Contract for purposes of determining the amount includible in the Policy Owner's income when a taxable distribution occurs.

     WITHHOLDING. To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient's federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

     TAX TREATMENT OF POLICY SPLIT. The policy split rider permits a Policy to be split into two individual Policies. It is not clear whether exercising the policy split rider will be treated as a taxable transaction or whether the individual Policies that result would be classified as Modified Endowment Contracts. A competent tax advisor should be consulted before exercising the policy split rider.

     EXPANDED DEATH BENEFIT RIDER. The tax consequences of continuing the Policy beyond the younger insured's 100th year are unclear. You should consult a tax adviser if you intend to keep the Policy in force beyond the younger insured's 100th year.

     OTHER POLICY OWNER TAX MATTERS. The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, the transfer of the Policy to, or the designation as a beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation assignment of the Policy Owner may have generation skipping transfer tax consequences under federal tax law. The individual situation of each Policy Owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.

     If a trustee under a pension or profit-sharing plan, or similar deferred compensation arrangement, owns a Policy, the Federal, state and estate tax consequences could differ. The amounts of life insurance that may be purchased on behalf of a participant in a pension or profit-sharing plan are limited. The current cost of insurance for the net amount at risk is treated as a "current fringe benefit" and must be included annually in the plan participant's gross income. We report this cost to the participant annually. If the plan participant dies while covered by the plan and the Policy proceeds are paid to the participant's beneficiary, then the excess of the death benefit over the cash value is not income taxable. However, the cash value will generally be taxable to the extent it exceeds the participant's cost basis in the Policy. Policies owned under these types of plans may be subject to restrictions under the Employee Retirement Income Security Act of 1974 ("ERISA"). You should consult a qualified adviser regarding ERISA.

     Department of Labor ("DOL") regulations impose requirements for participant loans under retirement plans covered by ERISA. Plan loans must also satisfy tax requirements to be treated as nontaxable. Plan loan requirements and provisions may differ from Policy loan provisions. Failure of plan loans to comply with the requirements and provisions of the DOL regulations and of tax law may result in adverse tax consequences and/or adverse consequences under ERISA. Plan fiduciaries and participants should consult a qualified adviser before requesting a loan under a Policy held in connection with a retirement plan.

     Businesses can use the Policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.

     NEW GUIDANCE ON SPLIT DOLLAR PLANS. The IRS has recently issued guidance on split dollar insurance plans. A tax adviser should be consulted with respect to this new guidance if you have purchased or are considering the purchase of a Policy for a split dollar insurance plan. If your Policy is part of an equity split dollar arrangement, there is a risk that some of the Policy cash value may be taxed prior to any Policy distribution.

     In addition, the Sarbanes-Oxley Act of 2002 (the "Act"), which was signed into law on July 30, 2002, prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on U.S. exchanges, from extending, directly or indirectly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted to apply to split-dollar life insurance arrangements for directors and executive officers of such companies, since such arrangements can arguably be viewed as involving a loan from the employer for at least some purposes.

     Although the prohibition on loans generally took effect as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing Policy or the purchase of a new Policy in connection with a split-dollar life insurance arrangement should consult legal counsel.

     CORPORATE ALTERNATIVE MINIMUM TAX. There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the Federal corporate alternative minimum tax, if the Policy Owner is subject to that tax.

     POSSIBLE TAX LAW CHANGES. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.

     FOREIGN TAX CREDITS. To the extent permitted under Federal tax law, we may claim the benefit of certain foreign tax credits attributable to taxes paid by certain Eligible Funds to foreign jurisdictions.

NELICO'S INCOME TAXES

     Under current Federal income tax law NELICO is not taxed on the Variable Account's operations. Thus, currently we do not deduct a charge from the Variable Account for company Federal income taxes. (We do deduct a charge for Federal taxes from premiums.) We reserve the right to charge the Variable Account for any future Federal income taxes we may incur.

     Under current laws we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.

                          DISTRIBUTION OF THE POLICIES


     We have entered into a distribution agreement with our affiliate, New England Securities Corporation ("Distributor"), for the distribution and sale of the Policies. Distributor offers the Policies through its sales representatives. Distributor may also enter into selling agreements with other affiliated and unaffiliated broker-dealers ("selling firms") for the sale of the Policies. We pay commissions to Distributor for sales of the Policies by its sales representatives, as well as selling firms. The American Funds Global Small Capitalization Fund, the American Funds Growth Fund, and the American Funds Growth-Income Fund make payments to Distributor under their distribution plans in consideration of services provided and expenses incurred by Distributor in distributing their shares. These payments currently equal 0.25% of Variable Account assets invested in the particular Eligible

Fund. Distributor may also receive brokerage commissions on securities transactions initiated by an investment adviser of an Eligible Fund.



     Distributor's sales representatives receive the following commissions and/or service fees for sales of the Policies: a maximum of 50% of the Target Premium paid in the first Policy year; 5% in Policy years two through ten; and 3% thereafter. Sales representatives receive a commission of 3% of each payment in excess of the Target Premium in any year. Sales representatives may elect to receive commissions equal to a maximum of .16% of cash value, instead of premium-based compensation, beginning in Policy year 11. Sales representatives may be eligible for additional compensation, including bonuses, training allowances, insurance benefits, stock options and other benefits. All or a portion of commissions may be returned if the Policy is not continued through the first Policy year. Sales representatives receive less compensation for the sale of Policies that provide a significant portion of death benefit coverage through the use of term riders. Sales representatives must meet a minimum level of sales of proprietary products in order to maintain their agent status with us.



     Distributor also makes payments for the sale of the Policy to the Managing Partner who supervises the sales representative and to the business unit responsible for the operation of our career agency system. Payments to Managing Partners vary and depend on a number of factors, including the sales representative's years of service and level of sales, as well as the level of sales by all sales representatives in the Managing Partner's agency. Managing Partners may be eligible for additional compensation that is not based on the level of sales of the Policies, including bonuses, deferred compensation, stock options, agent training allowances, financing arrangements and advertising expenses. Managing partners may pay a portion of certain payments to sales representatives.



     Distributor pays its sales representatives all of the commissions received for their sales of the Policies. Because sales representatives of Distributor and their Managing Partners are also agents of the Company, they are eligible for various non-cash compensation programs that the Company offers, such as conferences, trips, prizes, and awards. In addition, Distributor's sales representatives who meet certain productivity, persistency, and length of service standards and/or their Managing Partners may be eligible for additional compensation. Other payments may be made for other services that do not directly involve the sale of the Policies. These services may include the recruitment and training of personnel, production of promotional literature, and similar services.



     Distributor pays compensation for the sale of the Policies by affiliated and unaffiliated selling firms. The compensation paid to selling firms for sales of the Policies is generally not expected to exceed, on a present value basis, the aggregate amount of compensation that is paid by Distributor with respect to sales made through Distributor's sales representatives. Selling firms pay their sales representatives all or a portion of the commissions received for their sales of Policies; some firms may retain a portion of commissions. The amount that selling firms pass on to their sales representatives is determined in accordance with their internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. Sales representatives of affiliated selling firms and their managers may be eligible for various cash benefits and non-cash compensation items (as described above) that we may provide jointly with affiliated selling firms. Ask your sales representative for further information about what your sales representative and the selling firm for which he or she works may receive in connection with your purchase of a Policy.



     Commissions and other incentives or payments described above are not charged directly to Policy Owners or the Variable Account. We intend to recoup commissions and other sales expenses through fees and charges deducted under the Policy.



     The Statement of Additional Information contains additional information about the compensation paid for the sale of the Policies.


                               LEGAL PROCEEDINGS

     NELICO, like other life insurance companies, is involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty,

NELICO believes that, as of the date of this prospectus, there are no pending or threatened lawsuits that will have a materially adverse impact on it, the Variable Account, or New England Securities.

                     RESTRICTIONS ON FINANCIAL TRANSACTIONS


     Applicable laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to reject a premium payment and/or block or "freeze" your Policy. If these laws apply in a particular situation, we would not be allowed to process any request for withdrawals, surrenders, loans or death benefits, make transfers, or continue making payments under your death benefit option until instructions are received from the appropriate regulator. We also may be required to provide additional information about you or your Policy to government regulators.


                                    EXPERTS


     The financial statements of the Variable Account included in this prospectus have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein, and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing. Deloitte & Touche LLP, 201 E. Kennedy Boulevard, Tampa, Florida 33602, serves as independent public accountants for the Variable Account and NELICO.


                              FINANCIAL STATEMENTS

     You may find the financial statements of NELICO in the Statement of Additional Information. NELICO's financial statements should be considered only as bearing on our ability to meet our obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the Variable Account.

                                    GLOSSARY

     ACCOUNT.  A sub-account of the Variable Account or the Fixed Account.

     AGE. The age of an insured refers to the insured's age at his or her nearest birthday.

     BENCHMARK PREMIUM. We use the Benchmark Premium to determine the amount of Surrender Charge that may apply on a surrender, partial surrender, lapse or face amount reduction. It is the same as the Target Premium for the base Policy only and does not include amounts which riders contribute to the Policy's total Target Premium.

     CASH VALUE. A Policy's cash value includes the amount of its cash value held in the Variable Account, the amount held in the Fixed Account and, if there is an outstanding policy loan, the amount of its cash value held in our general account as a result of the loan.

     EXCESS POLICY LOAN. When Policy loans plus accrued interest exceed the Policy's cash value less the applicable Surrender Charge.

     FIXED ACCOUNT. The Fixed Account is a part of our general account to which you may allocate net premiums. It provides guarantees of principal and interest.


     INVESTMENT START DATE. This is the later of the Policy Date and the date we first receive a premium payment for the Policy.


     NET CASH VALUE. The amount you receive if you surrender the Policy. It is equal to the Policy's cash value reduced by any applicable Surrender Charge and by any outstanding Policy loan and accrued interest.

     NET INVESTMENT EXPERIENCE. For any period, a sub-account's net investment experience equals the investment experience of the underlying Eligible Fund's shares for the same period, reduced by the amount of charges against the sub-account for that period.

     PLANNED PREMIUM. The Planned Premium is the premium payment schedule you choose to help meet your future goals under the Policy. The Planned Premium can be a fixed amount or can vary over time and is subject to certain limits under the Policy. Payments in addition to any Planned Premium are called unscheduled payments in the Policy and can be paid at any time, subject to certain limits.

     PREMIUMS. Premiums include all payments under the Policy, whether a Planned Premium or an unscheduled payment.


     POLICY DATE. The date on which coverage under the Policy and Monthly Deductions begin. If you make a premium payment with the application, unless you request otherwise, the Policy Date is generally the date the Policy application is approved. If you choose to pay the initial premium upon delivery of the Policy, unless you request otherwise, the Policy Date is generally the date on which the Policy is delivered to you. Under our current administrative rules, a Policy that would be dated on the 29th, 30th or 31st of a month will receive a Policy Date of the 28th.


     TARGET PREMIUM. We use the Target Premium to determine the level of sales charge that applies to your premium payments, and also sales commissions. The Target Premium varies with (i) each $1,000 of face amount, (ii) the sex and underwriting class of each insured and their average issue age, and (iii) certain riders. The dollar amount of your Target Premium appears in Section 1 of your Policy as the amount to which the maximum premium load applies.

     YOU.  "You" refers to the Policy Owner.

                                   APPENDIX A

            CASH VALUE ACCUMULATION TEST AND GUIDELINE PREMIUM TEST

     In order to meet the Internal Revenue Code's definition of life insurance, the Policies provide that the death benefit will not be less than what is required by the "cash value accumulation test" under Section 7702(a)(1) of the Internal Revenue Code, or the "guideline premium test" under Section 7702(a)(2) of the Internal Revenue Code, as selected by you when the Policy is issued. (See "Death Benefits".)

     For the cash value accumulation test, here are sample net single premium factors for a male and female insured, both with an issue age of 55 and both in the nonsmoker preferred risk class.

                        POLICY YEAR                           NET SINGLE PREMIUM FACTOR
                        -----------                           -------------------------
  10........................................................            2.19
  20........................................................            1.57
  30........................................................            1.25
  40........................................................            1.10

     If the same insureds were both age 45 at issue, the net single premium factors would be:

                        POLICY YEAR                           NET SINGLE PREMIUM FACTOR
                        -----------                           -------------------------
  10........................................................            3.13
  20........................................................            2.16
  30........................................................            1.56
  40........................................................            1.24
  50........................................................            1.10

     For the guideline premium test, here are the corridor factors.

                                    TABLE I

    AGE OF YOUNGER
  INSURED AT START OF   BASIC CORRIDOR   ENHANCED CORRIDOR
    THE POLICY YEAR         FACTOR            FACTOR
  -------------------   --------------   -----------------
   20 through 40            2.50               2.50
         41                 2.43               2.43
         42                 2.36               2.36
         43                 2.29               2.29
         44                 2.22               2.22
         45                 2.15               2.15
         46                 2.09               2.09
         47                 2.03               2.03
         48                 1.97               1.97
         49                 1.91               1.91
         50                 1.85               1.85
         51                 1.78               1.78
         52                 1.71               1.71
         53                 1.64               1.64
         54                 1.57               1.57
         55                 1.50               1.50
         56                 1.46               1.46
         57                 1.42               1.42
         58                 1.38               1.38
         59                 1.34               1.34
         60                 1.30               1.30
         61                 1.28               1.28

    AGE OF YOUNGER
  INSURED AT START OF   BASIC CORRIDOR   ENHANCED CORRIDOR
    THE POLICY YEAR         FACTOR            FACTOR
  -------------------   --------------   -----------------
         62                 1.26               1.26
         63                 1.24               1.24
         64                 1.22               1.22
         65                 1.20               1.20
         66                 1.19               1.19
         67                 1.18               1.18
         68                 1.17               1.17
         69                 1.16               1.16
         70                 1.15               1.15
         71                 1.13               1.13
         72                 1.11               1.11
         73                 1.09               1.09
         74                 1.07               1.07
         75                 1.05               1.05
         76                 1.05               1.05
         77                 1.05               1.05
         78                 1.05               1.05
         79                 1.05               1.05
         80                 1.05               1.05
         81                 1.05               1.10
         82                 1.05               1.15
         83                 1.05               1.20

    AGE OF YOUNGER
  INSURED AT START OF   BASIC CORRIDOR   ENHANCED CORRIDOR
    THE POLICY YEAR         FACTOR            FACTOR
  -------------------   --------------   -----------------
         84                 1.05               1.25
         85                 1.05               1.30
         86                 1.05               1.35
         87                 1.05               1.40
         88                 1.05               1.45
         89                 1.05               1.50
         90                 1.05               1.50
         91                 1.04               1.50
         92                 1.03               1.50

    AGE OF YOUNGER
  INSURED AT START OF   BASIC CORRIDOR   ENHANCED CORRIDOR
    THE POLICY YEAR         FACTOR            FACTOR
  -------------------   --------------   -----------------
         93                 1.02               1.50
         94                 1.01               1.50
         95                 1.01               1.50
         96                 1.01               1.40
         97                 1.01               1.30
         98                 1.01               1.20
         99                 1.01               1.10
        100                 1.00               1.00

                                   APPENDIX B



                  ILLUSTRATIONS OF DEATH BENEFITS, CASH VALUES


                              AND NET CASH VALUES



     The tables in Appendix B illustrate the way the Policies work, based on assumptions about investment returns and the insureds' characteristics. They show how the death benefit, net cash value and cash value could vary over an extended period of time assuming hypothetical gross rates of return (i.e., investment income and capital gains and losses, realized or unrealized) for the Variable Account equal to constant after tax annual rates of 0%, 6% and 10%. The tables are based on a face amount of $1,900,000 for a male and a female, both age 55. The insureds are assumed to be in the nonsmoker standard underwriting class. The tables assume no rider benefits and assume that no allocations are made to the Fixed Account. Values are first given based on current mortality and other Policy charges and then based on guaranteed mortality and other Policy charges. (See "Charges".) Illustrations show the Option 2 death benefit.



     Policy values would be different (either higher or lower) from the illustrated amounts in certain circumstances. For example, illustrated amounts would be different where actual gross rates of return averaged 0%, 6% or 10%, but: (i) the rates of return varied above and below these averages during the period, (ii) premiums were paid in other amounts or at other than annual intervals, or (iii) cash values were allocated differently among individual sub-accounts with varying rates of return. They would also differ if a Policy loan or partial surrender were made during the period of time illustrated, if either or both insureds were in another risk classification, or if the Policies were issued at unisex rates. For example, as a result of variations in actual returns, additional premium payments beyond those illustrated may be necessary to maintain the Policy in force for the periods shown or to realize the Policy values shown, even if the average rate of return is achieved.



     The death benefits, net cash values and cash values shown in the tables reflect: (i) deductions from premiums for the sales charge and state and federal premium tax charge; and (ii) a Monthly Deduction (consisting of a Policy fee, a mortality and expense charge, an administrative charge, and a charge for the cost of insurance) from the cash value on the first day of each Policy month.* The net cash values reflect a Surrender Charge deducted from the cash value upon surrender, face reduction or lapse during the first 15 Policy years. (See "Charges".) The illustrations reflect an arithmetic average of the gross investment advisory fees and operating expenses of the Eligible Funds, at an annual rate of .80% of the average daily net assets of the Eligible Funds. This average does not reflect expense subsidies by the investment advisers of certain Eligible Funds.



     The gross rates of return used in the illustrations do not reflect the deductions of the charges and expenses of the Eligible Funds. Taking account of the average investment advisory fee and operating expenses of the Eligible Funds, the gross annual rates of return of 0%, 6% and 10% correspond to net investment experience at constant annual rates of -.80%, 5.16% and 9.12%, respectively.



     If you request, we will furnish a personalized illustration reflecting the proposed insureds' ages, sex, underwriting classification, the death benefit option and the face amount or premium payment schedule requested. Because these and other assumptions will differ, the values shown in the personalized illustrations can differ very substantially from those shown in the tables. Therefore, you should carefully review the information that accompanies any personalized illustration. That information will disclose all the assumptions on which the personalized illustration is based. Where applicable, we will also furnish on request a personalized illustration for a Policy which is not affected by the sex of the insureds. You should contact your registered representative to request a personalized illustration.


------------


* For Policies issued in New Jersey, the illustration in Appendix B based on guaranteed maximum charges contains values and benefits that are more favorable than those which would result based on the guaranteed Policy fee and guaranteed maximum basic monthly administrative charge for New Jersey Policies. Personalized illustrations based on guaranteed charges for Policies issued in New Jersey will use the guaranteed fees and charges applicable in New Jersey.

                       MALE AND FEMALE BOTH ISSUE AGE 55


                           $20,190 ANNUAL PREMIUM FOR


                     NON-SMOKER STANDARD UNDERWRITING RISK


                             $1,900,000 FACE AMOUNT


                             OPTION 2 DEATH BENEFIT



             THIS ILLUSTRATION IS BASED ON CURRENT POLICY CHARGES.



                    DEATH BENEFIT                         NET CASH VALUE                         CASH VALUE
                ASSUMING HYPOTHETICAL                 ASSUMING HYPOTHETICAL                ASSUMING HYPOTHETICAL
                     GROSS ANNUAL                          GROSS ANNUAL                         GROSS ANNUAL
END OF            RATE OF RETURN OF                     RATE OF RETURN OF                    RATE OF RETURN OF
POLICY   ------------------------------------   ----------------------------------   ----------------------------------
 YEAR        0%           6%          10%          0%          6%          10%          0%          6%          10%
------       --           --          ---          --          --          ---          --          --          ---
   1     $1,900,000   $1,900,000   $1,900,000   $      0   $        0   $        0   $ 11,848   $   12,617   $   13,128
   2      1,900,000    1,900,000    1,900,000     10,452       12,925       14,619     26,762       29,235       30,929
   3      1,900,000    1,900,000    1,900,000     26,119       31,241       34,862     41,175       46,296       49,917
   4      1,900,000    1,900,000    1,900,000     42,346       51,108       57,501     56,147       64,909       71,301
   5      1,900,000    1,900,000    1,900,000     57,967       71,399       81,515     70,513       83,945       94,061
   6      1,900,000    1,900,000    1,900,000     72,920       92,062      106,949     84,211      103,354      118,241
   7      1,900,000    1,900,000    1,900,000     87,130      113,028      133,836     97,167      123,065      143,873
   8      1,900,000    1,900,000    1,900,000    100,490      134,194      162,183    109,272      142,976      170,966
   9      1,900,000    1,900,000    1,900,000    112,858      155,417      191,966    120,386      162,945      199,494
  10      1,900,000    1,900,000    1,900,000    124,060      176,521      223,133    130,333      182,794      229,406
  15      1,900,000    1,900,000    1,900,000    198,680      321,460      450,428    198,680      321,460      450,428
  20      1,900,000    1,900,000    1,900,000    254,348      488,511      779,518    254,348      488,511      779,518
  25      1,900,000    1,900,000    1,900,000    282,378      678,092    1,266,209    282,378      678,092    1,266,209
  30      1,900,000    1,900,000    2,107,767    243,499      871,897    2,007,397    243,499      871,897    2,007,397
  35      1,900,000    1,900,000    3,286,181     58,935    1,043,298    3,129,697     58,935    1,043,298    3,129,697
  40                   1,900,000    4,864,994               1,176,780    4,816,826               1,176,780    4,816,826
  45                   1,900,000    7,379,901               1,259,046    7,379,901               1,259,046    7,379,901



IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S SUB-ACCOUNTS. THE DEATH BENEFIT, CASH VALUE AND NET CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 10% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY NELICO OR THE ELIGIBLE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                       MALE AND FEMALE BOTH ISSUE AGE 55


                           $20,190 ANNUAL PREMIUM FOR


                     NON-SMOKER STANDARD UNDERWRITING RISK


                             $1,900,000 FACE AMOUNT


                             OPTION 2 DEATH BENEFIT



            THIS ILLUSTRATION IS BASED ON GUARANTEED POLICY CHARGES.



                    DEATH BENEFIT                       NET CASH VALUE                     CASH VALUE
                ASSUMING HYPOTHETICAL               ASSUMING HYPOTHETICAL            ASSUMING HYPOTHETICAL
                     GROSS ANNUAL                        GROSS ANNUAL                     GROSS ANNUAL
END OF            RATE OF RETURN OF                   RATE OF RETURN OF                RATE OF RETURN OF
POLICY   ------------------------------------   ------------------------------   ------------------------------
 YEAR        0%           6%          10%          0%         6%        10%         0%         6%        10%
------       --           --          ---          --         --        ---         --         --        ---
   1     $1,900,000   $1,900,000   $1,900,000   $      0   $      0   $      0   $ 11,848   $ 12,617   $ 13,128
   2      1,900,000    1,900,000    1,900,000     10,452     12,925     14,619     26,762     29,235     30,929
   3      1,900,000    1,900,000    1,900,000     26,119     31,241     34,862     41,175     46,296     49,917
   4      1,900,000    1,900,000    1,900,000     42,346     51,108     57,501     56,147     64,909     71,301
   5      1,900,000    1,900,000    1,900,000     57,967     71,399     81,515     70,513     83,945     94,061
   6      1,900,000    1,900,000    1,900,000     72,920     92,062    106,949     84,211    103,354    118,241
   7      1,900,000    1,900,000    1,900,000     87,130    113,028    133,836     97,167    123,065    143,873
   8      1,900,000    1,900,000    1,900,000    100,490    134,194    162,183    109,272    142,976    170,966
   9      1,900,000    1,900,000    1,900,000    112,858    155,417    191,966    120,386    162,945    199,494
  10      1,900,000    1,900,000    1,900,000    124,060    176,521    223,133    130,333    182,794    229,406
  15      1,900,000    1,900,000    1,900,000    163,896    284,614    412,938    163,896    284,614    412,938
  20      1,900,000    1,900,000    1,900,000    122,854    340,788    626,574    122,854    340,788    626,574
  25                   1,900,000    1,900,000               229,223    823,632               229,223    823,632
  30                                1,900,000                          903,935                          903,935
  35                                1,900,000                          444,356                          444,356
  40
  45



IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S SUB-ACCOUNTS. THE DEATH BENEFIT, CASH VALUE AND NET CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 10% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY NELICO OR THE ELIGIBLE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

     Additional information about the Policy and the Variable Account can be found in the Statement of Additional Information. You may obtain a copy of the Statement of Additional Information, without charge, by calling 1-800-200-2214 or by e-mailing us at AskUs@nef.com. You may also obtain, without charge, a personalized illustration of death benefits, net cash values and cash values by calling your registered representative.


     For information about historical values of the Variable Account Sub-Accounts, call 1-800-333-2501.

     For Sub-Account transfers and premium reallocations, call 1-800-200-2214.

     For current information about your Policy values, to change or update Policy information such as your billing address, billing mode, beneficiary or ownership, for information about other Policy transactions, and to ask questions about your Policy, you may call our TeleService Center at 1-800-388-4000.

     This prospectus incorporates by reference all of the information contained in the Statement of Additional Information, which is legally part of this prospectus.

     Information about the Policy and the Variable Account, including the Statement of Additional Information, is available for viewing and copying at the SEC's Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. The Statement of Additional Information, reports and other information about the Variable Account are available on the SEC Internet site at www.sec.gov. Copies of this information may be obtained upon payment of a duplicating fee, by writing to the SEC's Public Reference Section at 450 Fifth Street, NW, Washington, DC 20549-0102.

File No. 811-3713

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 INDEPENDENT AUDITORS' REPORT

To the Policyholders of New England Variable Life Separate Account and the Board of Directors of New England Life Insurance Company

We have audited the accompanying statement of assets and liabilities of each of the sub-accounts (as disclosed in Note 1 to the financial statements) comprising New England Variable Life Separate Account (the "Separate Account") of New England Life Insurance Company ("NELICO") as of December 31, 2003, the related statements of operations and statements of changes in net assets for each of the periods in the three years then ended. These financial statements are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodians and the depositors of the Separate Account. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the sub-accounts of the Separate Account of NELICO as of December 31, 2003, the results of their operations and the changes in their net assets for each of the periods in the three years then ended in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Tampa, Florida
April 16, 2004

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 STATEMENT OF ASSETS AND LIABILITIES

AT DECEMBER 31, 2003

                                                                                           STATE STREET
                                                                            STATE STREET     RESEARCH
                                                                              RESEARCH        MONEY        MFS TOTAL
                                                            ZENITH EQUITY   BOND INCOME       MARKET        RETURN
                                                             SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT
                                                            -------------   ------------   ------------   -----------
ASSETS:
INVESTMENTS AT VALUE:
METROPOLITAN SERIES FUND, INC. ("METROPOLITAN FUND")
Zenith Equity Portfolio
 (2,200,300 Shares; cost $883,411,622)....................  $760,599,741    $         --   $         --   $        --
State Street Research Bond Income Portfolio
 (1,260,234 Shares; cost $137,430,356)....................            --     145,695,598             --            --
State Street Research Money Market Portfolio
 (1,044,270 Shares; cost $104,426,968)....................            --              --    104,426,972            --
MFS Total Return Portfolio
 (609,077 Shares; cost $95,908,992).......................            --              --             --    84,137,950
Harris Oakmark Focused Value Portfolio
 (744,143 Shares; cost $124,540,907)......................            --              --             --            --
FI Structured Equity Portfolio
 (488,000 Shares; cost $89,636,336).......................            --              --             --            --
Loomis Sayles Small Cap Portfolio
 (760,940 Shares; cost $134,441,814)......................            --              --             --            --
Balanced Portfolio
 (1,535,993 Shares; cost $19,568,610).....................            --              --             --            --
Davis Venture Value Portfolio
 (12,084,654 Shares; cost $292,673,415)...................            --              --             --            --
Alger Equity Growth Portfolio
 (12,147,939 Shares; cost $295,157,315)...................            --              --             --            --
Salomon Brothers U.S. Government Portfolio
 (83,190 Shares; cost $998,793)...........................            --              --             --            --
Salomon Brothers Strategic Bond Opportunities Portfolio
 (129,599 Shares; cost $1,543,968)........................            --              --             --            --
MFS Investors Trust Portfolio
 (674,824 Shares; cost $5,585,797)........................            --              --             --            --
MFS Research Managers Portfolio
 (1,219,676 Shares; cost $11,905,143).....................            --              --             --            --
FI Mid Cap Opportunities Portfolio
 (102,861 Shares; cost $1,110,038)........................            --              --             --            --
Janus Mid Cap Portfolio
 (2,065,076 Shares; cost $32,014,145).....................            --              --             --            --
Met/Putnam Voyager Portfolio
 (1,685,656 Shares; cost $7,307,877)......................            --              --             --            --
Russell 2000 Index Portfolio
 (1,166,682 Shares; cost $11,247,280).....................            --              --             --            --
FI International Stock Portfolio
 (3,659,653 Shares; cost $35,528,621).....................            --              --             --            --
State Street Research Aurora Portfolio
 (3,474,664 Shares; cost $46,522,174).....................            --              --             --            --
MetLife Stock Index Portfolio
 (6,881,469 Shares; cost $211,962,625)....................            --              --             --            --
Lehman Brothers Aggregate Bond Index Portfolio
 (2,400,433 Shares; cost $25,982,216).....................            --              --             --            --
Morgan Stanley EAFE Index Portfolio
 (505,268 Shares; cost $3,951,605)........................            --              --             --            --
MetLife Mid Cap Stock Index Portfolio
 (549,308 Shares; cost $5,421,830)........................            --              --             --            --
Franklin Templeton Small Cap Growth Portfolio
 (365,532 Shares; cost $2,732,179)........................            --              --             --            --
State Street Research Investment Trust Portfolio
 (38,696 Shares; cost $825,120)...........................            --              --             --            --
State Street Research Large Cap Value Portfolio
 (211,369 Shares; cost $1,835,022)........................            --              --             --            --
Neuberger Berman Partners Mid Cap Value Portfolio
 (559,054 Shares; cost $7,898,070)........................            --              --             --            --
Harris Oakmark Large Cap Value Portfolio
 (472,801 Shares; cost $4,899,345)........................            --              --             --            --
                                                            ------------    ------------   ------------   -----------
Total Investments.........................................   760,599,741     145,695,598    104,426,972    84,137,950
Cash and Accounts Receivable..............................            --              --         63,146            --
                                                            ------------    ------------   ------------   -----------
Total Assets..............................................   760,599,741     145,695,598    104,490,118    84,137,950
LIABILITIES:
Due to New England Life Insurance Company.................     4,463,659       1,114,512        409,111       643,369
                                                            ------------    ------------   ------------   -----------
NET ASSETS................................................  $756,136,082    $144,581,086   $104,081,007   $83,494,581
                                                            ============    ============   ============   ===========


                                                               HARRIS
                                                               OAKMARK      FI STRUCTURED   LOOMIS SAYLES
                                                            FOCUSED VALUE      EQUITY         SMALL CAP      BALANCED
                                                             SUB-ACCOUNT     SUB-ACCOUNT     SUB-ACCOUNT    SUB-ACCOUNT
                                                            -------------   -------------   -------------   -----------
ASSETS:
INVESTMENTS AT VALUE:
METROPOLITAN SERIES FUND, INC. ("METROPOLITAN FUND")
Zenith Equity Portfolio
 (2,200,300 Shares; cost $883,411,622)....................  $         --     $        --    $         --    $        --
State Street Research Bond Income Portfolio
 (1,260,234 Shares; cost $137,430,356)....................            --              --              --             --
State Street Research Money Market Portfolio
 (1,044,270 Shares; cost $104,426,968)....................            --              --              --             --
MFS Total Return Portfolio
 (609,077 Shares; cost $95,908,992).......................            --              --              --             --
Harris Oakmark Focused Value Portfolio
 (744,143 Shares; cost $124,540,907)......................   166,881,404              --              --             --
FI Structured Equity Portfolio
 (488,000 Shares; cost $89,636,336).......................            --      76,733,046              --             --
Loomis Sayles Small Cap Portfolio
 (760,940 Shares; cost $134,441,814)......................            --              --     144,236,113             --
Balanced Portfolio
 (1,535,993 Shares; cost $19,568,610).....................            --              --              --     18,739,115
Davis Venture Value Portfolio
 (12,084,654 Shares; cost $292,673,415)...................            --              --              --             --
Alger Equity Growth Portfolio
 (12,147,939 Shares; cost $295,157,315)...................            --              --              --             --
Salomon Brothers U.S. Government Portfolio
 (83,190 Shares; cost $998,793)...........................            --              --              --             --
Salomon Brothers Strategic Bond Opportunities Portfolio
 (129,599 Shares; cost $1,543,968)........................            --              --              --             --
MFS Investors Trust Portfolio
 (674,824 Shares; cost $5,585,797)........................            --              --              --             --
MFS Research Managers Portfolio
 (1,219,676 Shares; cost $11,905,143).....................            --              --              --             --
FI Mid Cap Opportunities Portfolio
 (102,861 Shares; cost $1,110,038)........................            --              --              --             --
Janus Mid Cap Portfolio
 (2,065,076 Shares; cost $32,014,145).....................            --              --              --             --
Met/Putnam Voyager Portfolio
 (1,685,656 Shares; cost $7,307,877)......................            --              --              --             --
Russell 2000 Index Portfolio
 (1,166,682 Shares; cost $11,247,280).....................            --              --              --             --
FI International Stock Portfolio
 (3,659,653 Shares; cost $35,528,621).....................            --              --              --             --
State Street Research Aurora Portfolio
 (3,474,664 Shares; cost $46,522,174).....................            --              --              --             --
MetLife Stock Index Portfolio
 (6,881,469 Shares; cost $211,962,625)....................            --              --              --             --
Lehman Brothers Aggregate Bond Index Portfolio
 (2,400,433 Shares; cost $25,982,216).....................            --              --              --             --
Morgan Stanley EAFE Index Portfolio
 (505,268 Shares; cost $3,951,605)........................            --              --              --             --
MetLife Mid Cap Stock Index Portfolio
 (549,308 Shares; cost $5,421,830)........................            --              --              --             --
Franklin Templeton Small Cap Growth Portfolio
 (365,532 Shares; cost $2,732,179)........................            --              --              --             --
State Street Research Investment Trust Portfolio
 (38,696 Shares; cost $825,120)...........................            --              --              --             --
State Street Research Large Cap Value Portfolio
 (211,369 Shares; cost $1,835,022)........................            --              --              --             --
Neuberger Berman Partners Mid Cap Value Portfolio
 (559,054 Shares; cost $7,898,070)........................            --              --              --             --
Harris Oakmark Large Cap Value Portfolio
 (472,801 Shares; cost $4,899,345)........................            --              --              --             --
                                                            ------------     -----------    ------------    -----------
Total Investments.........................................   166,881,404      76,733,046     144,236,113     18,739,115
Cash and Accounts Receivable..............................            --              --              --             --
                                                            ------------     -----------    ------------    -----------
Total Assets..............................................   166,881,404      76,733,046     144,236,113     18,739,115
LIABILITIES:
Due to New England Life Insurance Company.................     1,221,342         652,015       1,081,590        252,341
                                                            ------------     -----------    ------------    -----------
NET ASSETS................................................  $165,660,062     $76,081,031    $143,154,523    $18,486,774
                                                            ============     ===========    ============    ===========

                                                                                                            SALOMON
                                                                                             SALOMON       BROTHERS
                                                                                            BROTHERS       STRATEGIC         MFS
                                                            DAVIS VENTURE   ALGER EQUITY      U.S.           BOND         INVESTORS
                                                                VALUE          GROWTH      GOVERNMENT    OPPORTUNITIES      TRUST
                                                             SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT
                                                            -------------   ------------   -----------   -------------   -----------
ASSETS:
INVESTMENTS AT VALUE:
METROPOLITAN SERIES FUND, INC. ("METROPOLITAN FUND")
Zenith Equity Portfolio
 (2,200,300 Shares; cost $883,411,622)....................  $         --    $         --   $       --     $       --     $       --
State Street Research Bond Income Portfolio
 (1,260,234 Shares; cost $137,430,356)....................            --              --           --             --             --
State Street Research Money Market Portfolio
 (1,044,270 Shares; cost $104,426,968)....................            --              --           --             --             --
MFS Total Return Portfolio
 (609,077 Shares; cost $95,908,992).......................            --              --           --             --             --
Harris Oakmark Focused Value Portfolio
 (744,143 Shares; cost $124,540,907)......................            --              --           --             --             --
FI Structured Equity Portfolio
 (488,000 Shares; cost $89,636,336).......................            --              --           --             --             --
Loomis Sayles Small Cap Portfolio
 (760,940 Shares; cost $134,441,814)......................            --              --           --             --             --
Balanced Portfolio
 (1,535,993 Shares; cost $19,568,610).....................            --              --           --             --             --
Davis Venture Value Portfolio
 (12,084,654 Shares; cost $292,673,415)...................   305,379,215              --           --             --             --
Alger Equity Growth Portfolio
 (12,147,939 Shares; cost $295,157,315)...................            --     227,409,416           --             --             --
Salomon Brothers U.S. Government Portfolio
 (83,190 Shares; cost $998,793)...........................            --              --    1,026,559             --             --
Salomon Brothers Strategic Bond Opportunities Portfolio
 (129,599 Shares; cost $1,543,968)........................            --              --           --      1,634,242             --
MFS Investors Trust Portfolio
 (674,824 Shares; cost $5,585,797)........................            --              --           --             --      5,580,792
MFS Research Managers Portfolio
 (1,219,676 Shares; cost $11,905,143).....................            --              --           --             --             --
FI Mid Cap Opportunities Portfolio
 (102,861 Shares; cost $1,110,038)........................            --              --           --             --             --
Janus Mid Cap Portfolio
 (2,065,076 Shares; cost $32,014,145).....................            --              --           --             --             --
Met/Putnam Voyager Portfolio
 (1,685,656 Shares; cost $7,307,877)......................            --              --           --             --             --
Russell 2000 Index Portfolio
 (1,166,682 Shares; cost $11,247,280).....................            --              --           --             --             --
FI International Stock Portfolio
 (3,659,653 Shares; cost $35,528,621).....................            --              --           --             --             --
State Street Research Aurora Portfolio
 (3,474,664 Shares; cost $46,522,174).....................            --              --           --             --             --
MetLife Stock Index Portfolio
 (6,881,469 Shares; cost $211,962,625)....................            --              --           --             --             --
Lehman Brothers Aggregate Bond Index Portfolio
 (2,400,433 Shares; cost $25,982,216).....................            --              --           --             --             --
Morgan Stanley EAFE Index Portfolio
 (505,268 Shares; cost $3,951,605)........................            --              --           --             --             --
MetLife Mid Cap Stock Index Portfolio
 (549,308 Shares; cost $5,421,830)........................            --              --           --             --             --
Franklin Templeton Small Cap Growth Portfolio
 (365,532 Shares; cost $2,732,179)........................            --              --           --             --             --
State Street Research Investment Trust Portfolio
 (38,696 Shares; cost $825,120)...........................            --              --           --             --             --
State Street Research Large Cap Value Portfolio
 (211,369 Shares; cost $1,835,022)........................            --              --           --             --             --
Neuberger Berman Partners Mid Cap Value Portfolio
 (559,054 Shares; cost $7,898,070)........................            --              --           --             --             --
Harris Oakmark Large Cap Value Portfolio
 (472,801 Shares; cost $4,899,345)........................            --              --           --             --             --
                                                            ------------    ------------   ----------     ----------     ----------
Total Investments.........................................   305,379,215     227,409,416    1,026,559      1,634,242      5,580,792
Cash and Accounts Receivable..............................            --              --        2,363          3,762             --
                                                            ------------    ------------   ----------     ----------     ----------
Total Assets..............................................   305,379,215     227,409,416    1,028,922      1,638,004      5,580,792
LIABILITIES:
Due to New England Life Insurance Company.................     2,693,950       2,053,818           --             --        139,469
                                                            ------------    ------------   ----------     ----------     ----------
NET ASSETS................................................  $302,685,265    $225,355,598   $1,028,922     $1,638,004     $5,441,323
                                                            ============    ============   ==========     ==========     ==========

                       See Notes to Financial Statements.


        MFS                                                                       FI         STATE STREET
     RESEARCH      FI MID CAP      JANUS MID    MET/PUTNAM    RUSSELL 2000   INTERNATIONAL     RESEARCH     METLIFE STOCK
     MANAGERS     OPPORTUNITIES       CAP         VOYAGER        INDEX           STOCK          AURORA          INDEX
    SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT     SUB-ACCOUNT    SUB-ACCOUNT     SUB-ACCOUNT
    -----------   -------------   -----------   -----------   ------------   -------------   ------------   -------------
             --    $       --     $        --   $       --    $        --     $        --    $        --    $         --
    $
                           --              --           --             --              --             --              --
             --
                           --              --           --             --              --             --              --
             --
                           --              --           --             --              --             --              --
             --
                           --              --           --             --              --             --              --
             --
                           --              --           --             --              --             --              --
             --
                           --              --           --             --              --             --              --
             --
                           --              --           --             --              --             --              --
             --
                           --              --           --             --              --             --              --
             --
                           --              --           --             --              --             --              --
             --
                           --              --           --             --              --             --              --
             --
                           --              --           --             --              --             --              --
             --
                           --              --           --             --              --             --              --
             --
                           --              --           --             --              --             --              --
     10,269,672
                    1,183,924              --           --             --              --             --              --
             --
                           --      28,931,714           --             --              --             --              --
             --
                           --              --    7,619,165             --              --             --              --
             --
                           --              --           --     13,941,853              --             --              --
             --
                           --              --           --             --      36,084,182             --              --
             --
                           --              --           --             --              --     57,748,915              --
             --
                           --              --           --             --              --             --     202,659,246
             --
                           --              --           --             --              --             --              --
             --
                           --              --           --             --              --             --              --
             --
                           --              --           --             --              --             --              --
             --
                           --              --           --             --              --             --              --
             --
                           --              --           --             --              --             --              --
             --
                           --              --           --             --              --             --              --
             --
                           --              --           --             --              --             --              --
             --
                           --              --           --             --              --             --              --
             --
    -----------    ----------     -----------   ----------    -----------     -----------    -----------    ------------
     10,269,672     1,183,924      28,931,714    7,619,165     13,941,853      36,084,182     57,748,915     202,659,246
             --            --              --           --             --              --             --              --
    -----------    ----------     -----------   ----------    -----------     -----------    -----------    ------------
     10,269,672     1,183,924      28,931,714    7,619,165     13,941,853      36,084,182     57,748,915     202,659,246
        145,951        47,125         371,818      202,114        160,274         415,628        544,566       1,695,338
    -----------    ----------     -----------   ----------    -----------     -----------    -----------    ------------
    $10,123,721    $1,136,799     $28,559,896   $7,417,051    $13,781,579     $35,668,554    $57,204,349    $200,963,908
    ===========    ==========     ===========   ==========    ===========     ===========    ===========    ============

                                                                                            NEUBERGER
       LEHMAN                                   FRANKLIN     STATE STREET   STATE STREET     BERMAN        HARRIS
      BROTHERS       MORGAN      METLIFE MID    TEMPLETON      RESEARCH       RESEARCH      PARTNERS       OAKMARK
      AGGREGATE      STANLEY      CAP STOCK     SMALL CAP     INVESTMENT     LARGE CAP       MID CAP      LARGE CAP
     BOND INDEX    EAFE INDEX       INDEX        GROWTH         TRUST          VALUE          VALUE         VALUE
     SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT   SUB-ACCOUNT
     -----------   -----------   -----------   -----------   ------------   ------------   -----------   -----------
     $        --   $       --    $       --    $       --      $     --      $       --    $       --    $       --
              --           --            --            --            --              --            --            --
              --           --            --            --            --              --            --            --
              --           --            --            --            --              --            --            --
              --           --            --            --            --              --            --            --
              --           --            --            --            --              --            --            --
              --           --            --            --            --              --            --            --
              --           --            --            --            --              --            --            --
              --           --            --            --            --              --            --            --
              --           --            --            --            --              --            --            --
              --           --            --            --            --              --            --            --
              --           --            --            --            --              --            --            --
              --           --            --            --            --              --            --            --
              --           --            --            --            --              --            --            --
              --           --            --            --            --              --            --            --
              --           --            --            --            --              --            --            --
              --           --            --            --            --              --            --            --
              --           --            --            --            --              --            --            --
              --           --            --            --            --              --            --            --
              --           --            --            --            --              --            --            --
              --           --            --            --            --              --            --            --
      26,236,730           --            --            --            --              --            --            --
              --    4,951,628            --            --            --              --            --            --
              --           --     6,536,769            --            --              --            --            --
              --           --            --     3,395,790            --              --            --            --
              --           --            --            --       954,617              --            --            --
              --           --            --            --            --       2,255,304            --            --
              --           --            --            --            --              --     9,699,593            --
              --           --            --            --            --              --            --     5,701,982
     -----------   ----------    ----------    ----------      --------      ----------    ----------    ----------
      26,236,730    4,951,628     6,536,769     3,395,790       954,617       2,255,304     9,699,593     5,701,982
              --           --            --            --            --              --            --            --
     -----------   ----------    ----------    ----------      --------      ----------    ----------    ----------
      26,236,730    4,951,628     6,536,769     3,395,790       954,617       2,255,304     9,699,593     5,701,982
         296,520      129,009       218,969        48,182        42,690          88,188       117,122        92,455
     -----------   ----------    ----------    ----------      --------      ----------    ----------    ----------
     $25,940,210   $4,822,619    $6,317,800    $3,347,608      $911,927      $2,167,116    $9,582,471    $5,609,527
     ===========   ==========    ==========    ==========      ========      ==========    ==========    ==========

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENT OF ASSETS AND LIABILITIES

AT DECEMBER 31, 2003

                                                AMERICAN FUNDS   AMERICAN FUNDS    AMERICAN FUNDS      FIDELITY        FIDELITY
                                                    GROWTH       GROWTH-INCOME    GLOBAL SMALL CAP   EQUITY-INCOME     OVERSEAS
                                                 SUB-ACCOUNT      SUB-ACCOUNT       SUB-ACCOUNT       SUB-ACCOUNT    SUB-ACCOUNT
                                                --------------   --------------   ----------------   -------------   ------------
ASSETS:
INVESTMENTS AT VALUE:
AMERICAN SERIES FUNDS ("AMERICAN FUND")
American Funds Growth Portfolio
 (2,168,658 Shares; cost $85,759,539).........   $98,673,954      $        --       $        --      $         --    $         --
American Funds Growth-Income Portfolio
 (1,863,000 Shares; cost $52,726,265).........            --       62,373,245
American Funds Global Small Cap Portfolio
 (1,162,785 Shares; cost $12,995,814).........            --               --        16,372,012                --              --
FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS
 ("FIDELITY FUNDS")
Fidelity VIP Equity-Income Portfolio
 (6,862,996 Shares; cost $145,095,597)........            --               --                --       159,084,247              --
Fidelity VIP Overseas Portfolio
 (7,767,987 Shares; cost $138,098,000)........            --               --                --                --     121,102,917
Fidelity VIP High Income Portfolio
 (4,165,990 Shares; cost $25,237,703).........            --               --                --                --              --
Fidelity VIP Asset Manager Portfolio
 (1,332,604 Shares; cost $19,583,954).........            --               --                --                --              --
MET INVESTORS TRUST FUNDS ("MET INVESTORS
 FUND")
T. Rowe Price Mid Cap Growth Portfolio
 (890,465 Shares; cost $5,021,550)............            --               --                --                --              --
PIMCO Total Return Portfolio
 (2,115,544 Shares; cost $24,136,486).........            --               --                --                --              --
PIMCO Innovation Portfolio
 (664,388 Shares; cost $2,702,269)............            --               --                --                --              --
Met/AIM Mid Cap Core Equity Portfolio
 (209,507 Shares; cost $2,198,036)............            --               --                --                --              --
Met/AIM Small Cap Growth Portfolio
 (304,605 Shares; cost $3,040,711)............            --               --                --                --              --
Harris Oakmark International Portfolio
 (445,153 Shares; cost $4,711,909)............            --               --                --                --              --
Janus Aggressive Growth Portfolio
 (303,929 Shares; cost $1,762,647)............            --               --                --                --              --
                                                 -----------      -----------       -----------      ------------    ------------
Total investments.............................    98,673,954       62,373,245        16,372,012       159,084,247     121,102,917
Cash and Accounts Receivable..................            --               --                --                --              --
                                                 -----------      -----------       -----------      ------------    ------------
Total assets..................................    98,673,954       62,373,245        16,372,012       159,084,247     121,102,917
LIABILITIES:
Due to New England Life Insurance Company.....       469,791        2,111,848           201,523         1,145,875         914,667
                                                 -----------      -----------       -----------      ------------    ------------
NET ASSETS....................................   $98,204,163      $60,261,397       $16,170,489      $157,938,372    $120,188,250
                                                 ===========      ===========       ===========      ============    ============

                       See Notes to Financial Statements.

     FIDELITY       FIDELITY      T. ROWE PRICE       PIMCO          PIMCO            MET/AIM             MET/AIM
    HIGH INCOME   ASSET MANAGER   MID CAP GROWTH   TOTAL RETURN   INNOVATION    MID CAP CORE EQUITY   SMALL CAP GROWTH
    SUB-ACCOUNT    SUB-ACCOUNT     SUB-ACCOUNT     SUB-ACCOUNT    SUB-ACCOUNT       SUB-ACCOUNT         SUB-ACCOUNT
    -----------   -------------   --------------   ------------   -----------   -------------------   ----------------
    $       --     $        --      $       --     $        --    $       --        $       --           $       --
            --              --              --              --            --                --                   --
            --              --              --              --            --                --                   --
            --              --              --              --            --                --                   --
    28,953,629              --              --              --            --                --                   --
            --      19,269,458              --              --            --                --                   --
            --              --       5,690,069              --            --                --                   --
            --              --              --      24,561,470            --                --                   --
            --              --              --              --     3,208,992                --                   --
            --              --              --              --            --         2,583,216                   --
            --              --              --              --            --                --            3,664,396
            --              --              --              --            --                --                   --
            --              --              --              --            --                --                   --
    -----------    -----------      ----------     -----------    ----------        ----------           ----------
    28,953,629      19,269,458       5,690,069      24,561,470     3,208,992         2,583,216            3,664,396
            --              --              --              --     1,085,963                --                   --
    -----------    -----------      ----------     -----------    ----------        ----------           ----------
    28,953,629      19,269,458       5,690,069      24,561,470     4,294,955         2,583,216            3,664,396
       374,768         247,510         523,763         281,509            --            59,836               95,676
    -----------    -----------      ----------     -----------    ----------        ----------           ----------
    $28,578,861    $19,021,948      $5,166,306     $24,279,961    $4,294,955        $2,523,380           $3,568,720
    ===========    ===========      ==========     ===========    ==========        ==========           ==========

     HARRIS OAKMARK         JANUS
     INTERNATIONAL    AGGRESSIVE GROWTH
      SUB-ACCOUNT        SUB-ACCOUNT
     --------------   -----------------
       $       --        $       --
               --                --
               --                --
               --                --
               --                --
               --                --
               --                --
               --                --
               --                --
               --                --
               --                --
        5,292,872                --
               --         2,136,622
       ----------        ----------
        5,292,872         2,136,622
               --                --
       ----------        ----------
        5,292,872         2,136,622
           70,312            87,430
       ----------        ----------
       $5,222,560        $2,049,192
       ==========        ==========

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 STATEMENT OF OPERATIONS

                                                   ZENITH EQUITY                       STATE STREET RESEARCH BOND INCOME
                                                    SUB-ACCOUNT                                   SUB-ACCOUNT
                                    --------------------------------------------   ------------------------------------------
                                    FOR THE YEAR   FOR THE YEAR    FOR THE YEAR    FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
                                       ENDED           ENDED           ENDED          ENDED          ENDED          ENDED
                                    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                        2003           2002            2001            2003           2002           2001
                                    ------------   -------------   -------------   ------------   ------------   ------------
INVESTMENT (LOSS) INCOME
Income:
 Dividends........................  $ 1,820,842    $  2,662,934    $ 14,861,966     $4,545,688     $5,955,168     $7,824,384
 Expenses.........................    4,126,251       4,419,284       5,409,982        854,253        813,619        639,637
                                    ------------   -------------   -------------    ----------     ----------     ----------
Net investment (loss) income......   (2,305,409)     (1,756,350)      9,451,984      3,691,435      5,141,549      7,184,747
                                    ------------   -------------   -------------    ----------     ----------     ----------
NET REALIZED AND UNREALIZED GAINS
 (LOSSES) ON INVESTMENTS:
Net realized (losses) gains from
 security transactions............   (8,134,637)     15,512,708      (2,138,650)       657,629      1,095,749         (7,181)
Change in net unrealized
 appreciation (depreciation) of
 investments For the Year.........  193,027,791    (202,056,844)   (195,071,228)     3,019,330      3,365,793        291,924
                                    ------------   -------------   -------------    ----------     ----------     ----------
Net realized and unrealized gains
 (losses) on investments..........  184,893,154    (186,544,136)   (197,209,878)     3,676,959      4,461,542        284,743
                                    ------------   -------------   -------------    ----------     ----------     ----------
NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM
 OPERATIONS.......................  $182,587,745   $(188,300,486)  $(187,757,894)   $7,368,394     $9,603,091     $7,469,490
                                    ============   =============   =============    ==========     ==========     ==========

                                        STATE STREET RESEARCH MONEY MARKET
                                                   SUB-ACCOUNT
                                    ------------------------------------------
                                    FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
                                       ENDED          ENDED          ENDED
                                    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                        2003           2002           2001
                                    ------------   ------------   ------------
INVESTMENT (LOSS) INCOME
Income:
 Dividends........................    $857,854      $1,416,764     $3,437,775
 Expenses.........................     555,804         531,130        495,268
                                      --------      ----------     ----------
Net investment (loss) income......     302,050         885,634      2,942,507
                                      --------      ----------     ----------
NET REALIZED AND UNREALIZED GAINS
 (LOSSES) ON INVESTMENTS:
Net realized (losses) gains from
 security transactions............         109              --             --
Change in net unrealized
 appreciation (depreciation) of
 investments For the Year.........        (109)             --             --
                                      --------      ----------     ----------
Net realized and unrealized gains
 (losses) on investments..........          --              --             --
                                      --------      ----------     ----------
NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM
 OPERATIONS.......................    $302,050      $  885,634     $2,942,507
                                      ========      ==========     ==========

                       See Notes to Financial Statements.

                 MFS TOTAL RETURN                       HARRIS OAKMARK FOCUSED VALUE
                   SUB-ACCOUNT                                  SUB-ACCOUNT
    ------------------------------------------   ------------------------------------------
    FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
       ENDED          ENDED          ENDED          ENDED          ENDED          ENDED
    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
        2003           2002           2001           2003           2002           2001
    ------------   ------------   ------------   ------------   ------------   ------------
    $ 1,034,967    $ 8,009,640    $13,736,454    $   194,451    $   227,624    $   378,221
        467,790        438,539        436,823        801,709        694,231        481,741
    -----------    ------------   ------------   -----------    ------------   -----------
        567,177      7,571,101     13,299,631       (607,258)      (466,607)      (103,520)
    -----------    ------------   ------------   -----------    ------------   -----------
       (590,219)       687,033        (18,326)     2,072,341      3,813,413         26,315
     11,635,702    (12,621,080)   (16,406,840)    37,646,195    (15,327,523)    16,647,698
    -----------    ------------   ------------   -----------    ------------   -----------
     11,045,483    (11,934,047)   (16,425,166)    39,718,536    (11,514,110)    16,674,013
    -----------    ------------   ------------   -----------    ------------   -----------
    $11,612,660    $(4,362,946)   $(3,125,535)   $39,111,278    $(11,980,717)  $16,570,493
    ===========    ============   ============   ===========    ============   ===========

                FI STRUCTURED EQUITY                       LOOMIS SAYLES SMALL CAP
                    SUB-ACCOUNT                                  SUB-ACCOUNT
     ------------------------------------------   ------------------------------------------
     FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
        ENDED          ENDED          ENDED          ENDED          ENDED          ENDED
     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
         2003           2002           2001           2003           2002           2001
     ------------   ------------   ------------   ------------   ------------   ------------
     $   506,851    $   676,406    $   814,774    $        --    $   140,106    $ 10,644,439
         451,676        480,986        591,043        788,840        796,837         900,016
     -----------    ------------   ------------   -----------    ------------   ------------
          55,175        195,420        223,731       (788,840)      (656,731)      9,744,423
     -----------    ------------   ------------   -----------    ------------   ------------
      (3,299,189)     1,899,725       (100,512)       496,209      4,513,962          (5,616)
      19,298,428    (18,712,878)   (14,499,780)    38,409,165    (34,940,969)    (23,777,058)
     -----------    ------------   ------------   -----------    ------------   ------------
      15,999,239    (16,813,153)   (14,600,292)    38,905,374    (30,427,007)    (23,782,674)
     -----------    ------------   ------------   -----------    ------------   ------------
     $16,054,414    $(16,617,733)  $(14,376,561)  $38,116,534    $(31,083,738)  $(14,038,251)
     ===========    ============   ============   ===========    ============   ============

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 STATEMENT OF OPERATIONS

                                                     BALANCED                               DAVIS VENTURE VALUE
                                                   SUB-ACCOUNT                                  SUB-ACCOUNT
                                    ------------------------------------------   ------------------------------------------
                                    FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
                                       ENDED          ENDED          ENDED          ENDED          ENDED          ENDED
                                    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                        2003           2002           2001           2003           2002           2001
                                    ------------   ------------   ------------   ------------   ------------   ------------
INVESTMENT (LOSS) INCOME
Income:
 Dividends........................  $   492,235    $   387,846    $   712,069    $   962,168    $ 2,231,971    $25,909,682
 Expenses.........................      111,022        111,358        120,816      1,616,839      1,567,223      1,680,747
                                    -----------    -----------    -----------    -----------    ------------   ------------
Net investment (loss) income......      381,213        276,488        591,253       (654,671)       664,748     24,228,935
                                    -----------    -----------    -----------    -----------    ------------   ------------
NET REALIZED AND UNREALIZED GAINS
 (LOSSES) ON INVESTMENTS:
Net realized (losses) gains from
 security transactions............   (1,188,235)    (1,537,528)       (21,371)     2,248,831      8,638,974        (20,358)
Change in net unrealized
 appreciation (depreciation) of
 investments For the Year.........    3,749,628     (1,288,815)    (1,463,815)    68,401,357    (56,221,915)   (55,778,227)
                                    -----------    -----------    -----------    -----------    ------------   ------------
Net realized and unrealized gains
 (losses) on investments..........    2,561,393     (2,826,343)    (1,485,186)    70,650,188    (47,582,941)   (55,798,585)
                                    -----------    -----------    -----------    -----------    ------------   ------------
NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM
 OPERATIONS.......................  $ 2,942,606    $(2,549,855)   $  (893,933)   $69,995,517    $(46,918,193)  $(31,569,650)
                                    ===========    ===========    ===========    ===========    ============   ============

                                               ALGER EQUITY GROWTH
                                                   SUB-ACCOUNT
                                    ------------------------------------------
                                    FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
                                       ENDED          ENDED          ENDED
                                    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                        2003           2002           2001
                                    ------------   ------------   ------------
INVESTMENT (LOSS) INCOME
Income:
 Dividends........................  $   113,475    $        --    $ 17,711,821
 Expenses.........................    1,277,023      1,346,954       1,827,854
                                    ------------   ------------   ------------
Net investment (loss) income......   (1,163,548)    (1,346,954)     15,883,967
                                    ------------   ------------   ------------
NET REALIZED AND UNREALIZED GAINS
 (LOSSES) ON INVESTMENTS:
Net realized (losses) gains from
 security transactions............  (16,506,451)     3,186,557      (3,900,025)
Change in net unrealized
 appreciation (depreciation) of
 investments For the Year.........   76,978,626    (92,753,612)    (51,416,836)
                                    ------------   ------------   ------------
Net realized and unrealized gains
 (losses) on investments..........   60,472,175    (89,567,055)    (55,316,861)
                                    ------------   ------------   ------------
NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM
 OPERATIONS.......................  $59,308,627    $(90,914,009)  $(39,432,894)
                                    ============   ============   ============

                       See Notes to Financial Statements.

         SALOMON BROTHERS U.S. GOVERNMENT             SALOMON BROTHERS STRATEGIC BOND
                   SUB-ACCOUNT                           OPPORTUNITIES SUB-ACCOUNT
    ------------------------------------------   ------------------------------------------
    FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
       ENDED          ENDED          ENDED          ENDED          ENDED          ENDED
    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
        2003           2002           2001           2003           2002           2001
    ------------   ------------   ------------   ------------   ------------   ------------
      $ 21,915       $41,032        $50,491        $ 29,958       $ 85,774       $ 93,555
        10,473           702          7,530          14,640         11,878         10,518
      --------       -------        -------        --------       --------       --------
        11,172        40,330         42,961          15,318         73,896         83,037
      --------       -------        -------        --------       --------       --------
        17,323         7,689             86            (968)       (26,212)           340
       (20,770)       24,678          4,160         144,628         52,240        (18,408)
      --------       -------        -------        --------       --------       --------
        (3,447)       32,367          4,246         143,660         26,028        (18,068)
      --------       -------        -------        --------       --------       --------
      $  7,725       $72,697        $47,207        $158,978       $ 99,924       $ 64,969
      ========       =======        =======        ========       ========       ========

                MFS INVESTORS TRUST                         MFS RESEARCH MANAGERS
                    SUB-ACCOUNT                                  SUB-ACCOUNT
     ------------------------------------------   ------------------------------------------
     FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
        ENDED          ENDED          ENDED          ENDED          ENDED          ENDED
     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
         2003           2002           2001           2003           2002           2001
     ------------   ------------   ------------   ------------   ------------   ------------
      $   14,939    $    20,402     $  17,364     $    81,094    $    18,116    $   129,228
          26,952         25,204        24,863          57,129         63,539         81,648
      ----------    -----------     ---------     -----------    -----------    -----------
         (12,013)        (4,802)       (7,499)         23,965        (45,423)        47,580
      ----------    -----------     ---------     -----------    -----------    -----------
        (409,975)      (398,792)      (11,947)     (1,791,509)    (2,345,654)      (277,116)
       1,376,363       (679,536)     (702,670)      3,705,437       (643,921)    (3,572,735)
      ----------    -----------     ---------     -----------    -----------    -----------
         966,388     (1,078,328)     (714,617)      1,913,928     (2,989,575)    (3,849,851)
      ----------    -----------     ---------     -----------    -----------    -----------
      $  954,375    $(1,083,130)    $(722,116)    $ 1,937,893    $(3,034,998)   $(3,802,271)
      ==========    ===========     =========     ===========    ===========    ===========

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 STATEMENT OF OPERATIONS

                                        FI MID CAP OPPORTUNITIES                     JANUS MID CAP
                                              SUB-ACCOUNT                             SUB-ACCOUNT
                                     ------------------------------   --------------------------------------------
                                     FOR THE YEAR   FOR THE PERIOD    FOR THE YEAR   FOR THE YEAR   FOR THE PERIOD
                                        ENDED       MAY 1, 2002 TO       ENDED          ENDED       MAY 1, 2001 TO
                                     DECEMBER 31,    DECEMBER 31,     DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                         2003            2002             2003           2002            2001
                                     ------------   ---------------   ------------   ------------   --------------
INVESTMENT (LOSS) INCOME
Income:
 Dividends.........................    $ 15,111         $   --        $        --    $        --     $         --
 Expenses..........................       2,802             62            145,350        135,700          161,569
                                       --------         ------        -----------    ------------    ------------
Net investment (loss) income.......      12,309            (62)          (145,350)      (135,700)        (161,569)
                                       --------         ------        -----------    ------------    ------------
NET REALIZED AND UNREALIZED GAINS
 (LOSSES) ON INVESTMENTS:
Net realized (losses) gains from
 security transactions.............     127,595            186         (8,848,297)   (12,257,869)        (417,064)
Change in net unrealized
 appreciation (depreciation) of
 investments For the Year..........      72,556          1,330         16,405,131      3,466,757      (11,300,813)
                                       --------         ------        -----------    ------------    ------------
Net realized and unrealized gains
 (losses) on investments...........     200,151          1,516          7,556,834     (8,791,112)     (11,717,877)
                                       --------         ------        -----------    ------------    ------------
NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM
 OPERATIONS........................    $212,460         $1,454        $ 7,411,484    $(8,926,812)    $(11,879,446)
                                       ========         ======        ===========    ============    ============

                                                  MET/PUTNAM VOYAGER
                                                     SUB-ACCOUNT
                                     --------------------------------------------
                                     FOR THE YEAR   FOR THE YEAR   FOR THE PERIOD
                                        ENDED          ENDED       MAY 1, 2001 TO
                                     DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                         2003           2002            2001
                                     ------------   ------------   --------------
INVESTMENT (LOSS) INCOME
Income:
 Dividends.........................  $        --    $        --     $        --
 Expenses..........................       35,622         33,891          36,744
                                     -----------    -----------     -----------
Net investment (loss) income.......      (35,622)       (33,891)        (36,744)
                                     -----------    -----------     -----------
NET REALIZED AND UNREALIZED GAINS
 (LOSSES) ON INVESTMENTS:
Net realized (losses) gains from
 security transactions.............   (1,420,059)    (2,630,379)       (249,945)
Change in net unrealized
 appreciation (depreciation) of
 investments For the Year..........    3,007,526        539,725      (2,008,286)
                                     -----------    -----------     -----------
Net realized and unrealized gains
 (losses) on investments...........    1,587,467     (2,090,654)     (2,258,231)
                                     -----------    -----------     -----------
NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM
 OPERATIONS........................  $ 1,551,845    $(2,124,545)    $(2,294,975)
                                     ===========    ===========     ===========

                       See Notes to Financial Statements.

                 RUSSELL 2000 INDEX                          FI INTERNATIONAL STOCK
                    SUB-ACCOUNT                                   SUB-ACCOUNT
    --------------------------------------------   ------------------------------------------
    FOR THE YEAR   FOR THE YEAR   FOR THE PERIOD   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
       ENDED          ENDED       MAY 1, 2001 TO      ENDED          ENDED          ENDED
    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
        2003           2002            2001            2003           2002           2001
    ------------   ------------   --------------   ------------   ------------   ------------
     $   61,730    $    40,726       $ 10,030      $   208,174    $   206,841    $   766,200
         50,761         33,860         22,945          180,795        152,218        138,598
     ----------    -----------       --------      -----------    -----------    -----------
         10,969          6,866        (12,915)          27,379         54,623        627,602
     ----------    -----------       --------      -----------    -----------    -----------
       (218,557)      (563,915)       (22,652)      (1,596,931)      (449,822)      (115,753)
      4,042,967     (1,042,793)       337,385        9,520,606     (4,539,403)    (5,013,560)
     ----------    -----------       --------      -----------    -----------    -----------
      3,824,410     (1,606,708)       314,733        7,923,675     (4,989,225)    (5,129,313)
     ----------    -----------       --------      -----------    -----------    -----------
     $3,835,379    $(1,599,842)      $301,818      $ 7,951,054    $(4,934,602)   $(4,501,711)
     ==========    ===========       ========      ===========    ===========    ===========

             STATE STREET RESEARCH AURORA                      METLIFE STOCK INDEX
                     SUB-ACCOUNT                                   SUB-ACCOUNT
     --------------------------------------------   ------------------------------------------
     FOR THE YEAR   FOR THE YEAR   FOR THE PERIOD   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
        ENDED          ENDED       MAY 1, 2001 TO      ENDED          ENDED          ENDED
     DECEMBER 31,   DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
         2003           2002            2001            2003           2002           2001
     ------------   ------------   --------------   ------------   ------------   ------------
     $        --    $   134,323       $     --      $ 3,035,764    $ 3,032,777    $  7,336,294
         220,330        122,294         33,101        1,108,540      1,116,031       1,296,360
     -----------    -----------       --------      -----------    ------------   ------------
        (220,330)        12,029        (33,101)       1,927,224      1,916,746       6,039,934
     -----------    -----------       --------      -----------    ------------   ------------
        (644,461)      (643,247)        (9,118)      (6,888,669)    (5,805,619)     26,752,426
      18,233,077     (7,624,022)       617,685       48,248,495    (42,875,959)    (59,509,369)
     -----------    -----------       --------      -----------    ------------   ------------
      17,588,616     (8,267,269)       608,567       41,359,826    (48,681,578)    (32,756,943)
     -----------    -----------       --------      -----------    ------------   ------------
     $17,368,286    $(8,255,240)      $575,466      $43,287,050    $(46,764,832)  $(26,717,009)
     ===========    ===========       ========      ===========    ============   ============

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 STATEMENT OF OPERATIONS

                                      LEHMAN BROTHERS AGGREGATE BOND INDEX                MORGAN STANLEY EAFE INDEX
                                                  SUB-ACCOUNT                                    SUB-ACCOUNT
                                  --------------------------------------------   --------------------------------------------
                                  FOR THE YEAR   FOR THE YEAR   FOR THE PERIOD   FOR THE YEAR   FOR THE YEAR   FOR THE PERIOD
                                     ENDED          ENDED       MAY 1, 2001 TO      ENDED          ENDED       MAY 1, 2001 TO
                                  DECEMBER 31,   DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                      2003           2002            2001            2003           2002            2001
                                  ------------   ------------   --------------   ------------   ------------   --------------
INVESTMENT (LOSS) INCOME
Income:
 Dividends......................   $1,454,150     $  283,297       $    --        $   41,271     $   3,876        $    --
 Expenses.......................      117,048         56,571         6,116            14,729         5,176            591
                                   ----------     ----------       -------        ----------     ---------        -------
Net investment (loss) income....    1,337,102        226,726        (6,116)           26,542        (1,300)          (591)
                                   ----------     ----------       -------        ----------     ---------        -------
NET REALIZED AND UNREALIZED
 GAINS (LOSSES) ON INVESTMENTS:
Net realized (losses) gains from
 security transactions..........      226,944         85,942           822            (4,000)      (48,380)            16
Change in net unrealized
 appreciation (depreciation) of
 investments....................     (790,508)     1,000,240        44,782         1,159,515      (155,310)        (4,182)
                                   ----------     ----------       -------        ----------     ---------        -------
Net realized and unrealized
 gains (losses) on
 investments....................     (563,564)     1,086,182        45,604         1,155,515      (203,690)        (4,166)
                                   ----------     ----------       -------        ----------     ---------        -------
NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM
 OPERATIONS.....................   $  773,538     $1,312,908       $39,488        $1,182,057     $(204,990)       $(4,757)
                                   ==========     ==========       =======        ==========     =========        =======

                                          METLIFE MID CAP STOCK INDEX
                                                  SUB-ACCOUNT
                                  --------------------------------------------
                                  FOR THE YEAR   FOR THE YEAR   FOR THE PERIOD
                                     ENDED          ENDED       MAY 1, 2001 TO
                                  DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                      2003           2002            2001
                                  ------------   ------------   --------------
INVESTMENT (LOSS) INCOME
Income:
 Dividends......................   $   21,611     $   7,631        $    --
 Expenses.......................       22,659        12,985          1,777
                                   ----------     ---------        -------
Net investment (loss) income....       (1,048)       (5,354)        (1,777)
                                   ----------     ---------        -------
NET REALIZED AND UNREALIZED
 GAINS (LOSSES) ON INVESTMENTS:
Net realized (losses) gains from
 security transactions..........      (99,390)      (54,202)            26
Change in net unrealized
 appreciation (depreciation) of
 investments....................    1,548,974      (478,537)        44,502
                                   ----------     ---------        -------
Net realized and unrealized
 gains (losses) on
 investments....................    1,449,584      (532,739)        44,528
                                   ----------     ---------        -------
NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM
 OPERATIONS.....................   $1,448,536     $(538,093)       $42,751
                                   ==========     =========        =======

                       See Notes to Financial Statements.

    FRANKLIN TEMPLETON SMALL CAP GROWTH    STATE STREET RESEARCH INVESTMENT TRUST   STATE STREET RESEARCH LARGE CAP
                SUB-ACCOUNT                             SUB-ACCOUNT                        VALUE SUB-ACCOUNT
    ------------------------------------   --------------------------------------   -------------------------------
    FOR THE YEAR       FOR THE PERIOD       FOR THE YEAR       FOR THE PERIOD       FOR THE YEAR    FOR THE PERIOD
        ENDED       JANUARY 14, 2002 TO        ENDED         JANUARY 14, 2002 TO        ENDED       MAY 1, 2002 TO
    DECEMBER 31,        DECEMBER 31,        DECEMBER 31,        DECEMBER 31,        DECEMBER 31,     DECEMBER 31,
        2003                2002                2003                2002                2003             2002
    -------------   --------------------   --------------   ---------------------   -------------   ---------------
      $     --           $      --            $  4,032             $    551           $ 18,169         $  2,002
        10,623               3,846               2,173                  787              6,469              768
      --------           ---------            --------             --------           --------         --------
       (10,623)             (3,846)              1,859                 (236)            11,700            1,234
      --------           ---------            --------             --------           --------         --------
       (86,599)            (64,412)             (9,549)              (5,406)             7,098           (5,405)
       862,991            (199,380)            167,330              (37,833)           430,295          (10,014)
      --------           ---------            --------             --------           --------         --------
       776,392            (263,792)            157,781              (43,239)           437,393          (15,419)
      --------           ---------            --------             --------           --------         --------
      $765,769           $(267,638)           $159,640             $(43,475)          $449,093         $(14,185)
      ========           =========            ========             ========           ========         ========

     NEUBERGER BERMAN PARTNERS MID CAP
             VALUE SUB-ACCOUNT
     ----------------------------------
     FOR THE YEAR     FOR THE PERIOD
        ENDED       JANUARY 14, 2002 TO
     DECEMBER 31,      DECEMBER 31,
         2003              2002
     ------------   -------------------
      $   17,255         $   1,558
          33,313             9,756
      ----------         ---------
         (16,058)           (8,198)
      ----------         ---------
         (53,468)          (18,580)
       2,029,909          (228,386)
      ----------         ---------
       1,976,441          (246,966)
      ----------         ---------
      $1,960,383         $(255,164)
      ==========         =========

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 STATEMENT OF OPERATIONS

                                       HARRIS OAKMARK LARGE CAP                 AMERICAN FUNDS GROWTH
                                           VALUE SUB-ACCOUNT                         SUB-ACCOUNT
                                     -----------------------------   --------------------------------------------
                                     FOR THE YEAR   FOR THE PERIOD   FOR THE YEAR   FOR THE YEAR   FOR THE PERIOD
                                        ENDED       MAY 1, 2002 TO      ENDED          ENDED       MAY 1, 2001 TO
                                     DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                         2003            2002            2003           2002            2001
                                     ------------   --------------   ------------   ------------   --------------
INVESTMENT (LOSS) INCOME
Income:
 Dividends.........................    $     --        $  8,226      $    89,989    $    14,213      $ 703,326
 Expenses..........................      16,941           2,350          348,713        183,023         33,863
                                       --------        --------      -----------    -----------      ---------
Net investment (loss) income.......     (16,941)          5,876         (258,724)      (168,810)       669,463
                                       --------        --------      -----------    -----------      ---------
NET REALIZED AND UNREALIZED GAINS
 (LOSSES) ON INVESTMENTS:
Net realized (losses) gains from
 security transactions.............      12,721         (13,014)        (740,689)    (1,769,305)        (5,360)
Change in net unrealized
 appreciation (depreciation) of
 investments For the Year..........     855,125         (52,488)      20,874,621     (7,716,831)      (243,374)
                                       --------        --------      -----------    -----------      ---------
Net realized and unrealized gains
 (losses) on investments...........     867,846         (65,502)      20,133,932     (9,486,136)      (248,734)
                                       --------        --------      -----------    -----------      ---------
NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM
 OPERATIONS........................    $850,905        $(59,626)     $19,875,208    $(9,654,946)     $ 420,729
                                       ========        ========      ===========    ===========      =========

                                             AMERICAN FUNDS GROWTH-INCOME
                                                     SUB-ACCOUNT
                                     --------------------------------------------
                                     FOR THE YEAR   FOR THE YEAR   FOR THE PERIOD
                                        ENDED          ENDED       MAY 1, 2001 TO
                                     DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                         2003           2002            2001
                                     ------------   ------------   --------------
INVESTMENT (LOSS) INCOME
Income:
 Dividends.........................  $   534,735    $   308,267       $247,020
 Expenses..........................      220,319        127,280         27,140
                                     -----------    -----------       --------
Net investment (loss) income.......      314,416        180,987        219,880
                                     -----------    -----------       --------
NET REALIZED AND UNREALIZED GAINS
 (LOSSES) ON INVESTMENTS:
Net realized (losses) gains from
 security transactions.............     (344,078)      (667,401)        (4,325)
Change in net unrealized
 appreciation (depreciation) of
 investments For the Year..........   13,921,980     (4,433,373)       158,373
                                     -----------    -----------       --------
Net realized and unrealized gains
 (losses) on investments...........   13,577,902     (5,100,774)       154,048
                                     -----------    -----------       --------
NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM
 OPERATIONS........................  $13,892,318    $(4,919,787)      $373,928
                                     ===========    ===========       ========

                       See Notes to Financial Statements.

          AMERICAN FUNDS GLOBAL SMALL CAP                    FIDELITY EQUITY-INCOME
                    SUB-ACCOUNT                                   SUB-ACCOUNT
    --------------------------------------------   ------------------------------------------
    FOR THE YEAR   FOR THE YEAR   FOR THE PERIOD   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
       ENDED          ENDED       MAY 1, 2001 TO      ENDED          ENDED          ENDED
    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
        2003           2002            2001            2003           2002           2001
    ------------   ------------   --------------   ------------   ------------   ------------
     $   59,233    $    39,924       $ 19,030      $ 2,453,994    $ 6,356,366    $11,204,132
         56,101         28,754          3,946          867,159        953,331      1,103,777
     ----------    -----------       --------      -----------    ------------   ------------
          3,132         11,170         15,084        1,586,835      5,403,035     10,100,355
     ----------    -----------       --------      -----------    ------------   ------------
        206,759       (190,487)        (4,543)       3,057,078      5,466,327         (2,881)
      4,450,306     (1,204,973)       130,865       32,047,140    (40,377,303)   (20,180,653)
     ----------    -----------       --------      -----------    ------------   ------------
      4,657,065     (1,395,460)       126,322       35,104,218    (34,910,976)   (20,183,534)
     ----------    -----------       --------      -----------    ------------   ------------
     $4,660,197    $(1,384,290)      $141,406      $36,691,053    $(29,507,941)  $(10,083,179)
     ==========    ===========       ========      ===========    ============   ============

                 FIDELITY OVERSEAS                           FIDELITY HIGH INCOME
                    SUB-ACCOUNT                                  SUB-ACCOUNT
     ------------------------------------------   ------------------------------------------
     FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
        ENDED          ENDED          ENDED          ENDED          ENDED          ENDED
     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
         2003           2002           2001           2003           2002           2001
     ------------   ------------   ------------   ------------   ------------   ------------
     $   787,294    $   781,287    $24,381,084    $ 1,497,530    $ 1,585,639    $ 1,758,933
         604,976        607,951        762,426        147,544        101,931         95,020
     -----------    ------------   ------------   -----------    -----------    -----------
         182,318        173,336     23,618,658      1,349,986      1,483,708      1,663,913
     -----------    ------------   ------------   -----------    -----------    -----------
      (5,236,010)    (2,238,040)   (23,051,827)    (4,099,423)    (5,162,418)      (408,150)
      42,374,348    (21,574,452)   (34,163,623)     8,050,306      4,578,778     (2,905,218)
     -----------    ------------   ------------   -----------    -----------    -----------
      37,138,338    (23,812,492)   (57,215,450)     3,950,883       (583,640)    (3,313,368)
     -----------    ------------   ------------   -----------    -----------    -----------
     $37,320,656    $(23,639,156)  $(33,596,792)  $ 5,300,869    $   900,068    $(1,649,455)
     ===========    ============   ============   ===========    ===========    ===========

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 STATEMENT OF OPERATIONS

                                               FIDELITY ASSET MANAGER                T. ROWE PRICE MID CAP GROWTH
                                                    SUB-ACCOUNT                              SUB-ACCOUNT
                                     ------------------------------------------   ----------------------------------
                                     FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR     FOR THE PERIOD
                                        ENDED          ENDED          ENDED          ENDED       JANUARY 14, 2002 TO
                                     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,      DECEMBER 31,
                                         2003           2002           2001           2003              2002
                                     ------------   ------------   ------------   ------------   -------------------
INVESTMENT (LOSS) INCOME
Income:
 Dividends.........................   $  592,256    $   633,629    $   849,491     $       --         $   9,464
 Expenses..........................      104,822        101,658        104,280         16,606             5,849
                                      ----------    -----------    -----------     ----------         ---------
Net investment (loss) income.......      487,434        531,971        745,211        (16,606)            3,615
                                      ----------    -----------    -----------     ----------         ---------
NET REALIZED AND UNREALIZED GAINS
 (LOSSES) ON INVESTMENTS:
Net realized (losses) gains from
 security transactions.............     (872,306)      (432,857)       (35,169)      (186,614)         (132,297)
Change in net unrealized
 appreciation (depreciation) of
 investments For the Year..........    3,202,703     (1,776,281)    (1,423,225)     1,114,108          (445,589)
                                      ----------    -----------    -----------     ----------         ---------
Net realized and unrealized gains
 (losses) on investments...........    2,330,397     (2,209,138)    (1,458,394)       927,494          (577,886)
                                      ----------    -----------    -----------     ----------         ---------
NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM
 OPERATIONS........................   $2,817,831    $(1,677,167)   $  (713,183)    $  910,888         $(574,271)
                                      ==========    ===========    ===========     ==========         =========

                                          PIMCO TOTAL RETURN
                                              SUB-ACCOUNT
                                     -----------------------------
                                     FOR THE YEAR   FOR THE PERIOD
                                        ENDED       MAY 1, 2002 TO
                                     DECEMBER 31,    DECEMBER 31,
                                         2003            2002
                                     ------------   --------------
INVESTMENT (LOSS) INCOME
Income:
 Dividends.........................    $499,758        $     --
 Expenses..........................     110,655          55,100
                                       --------        --------
Net investment (loss) income.......     389,103         (55,100)
                                       --------        --------
NET REALIZED AND UNREALIZED GAINS
 (LOSSES) ON INVESTMENTS:
Net realized (losses) gains from
 security transactions.............     278,352          29,320
Change in net unrealized
 appreciation (depreciation) of
 investments For the Year..........      81,019         343,965
                                       --------        --------
Net realized and unrealized gains
 (losses) on investments...........     359,371         373,285
                                       --------        --------
NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM
 OPERATIONS........................    $748,474        $318,185
                                       ========        ========

                       See Notes to Financial Statements.

             PIMCO INNOVATION             MET/AIM MID CAP CORE EQUITY      MET/AIM SMALL CAP GROWTH
               SUB-ACCOUNT                        SUB-ACCOUNT                     SUB-ACCOUNT
    ----------------------------------   -----------------------------   -----------------------------
    FOR THE YEAR     FOR THE PERIOD      FOR THE YEAR   FOR THE PERIOD   FOR THE YEAR   FOR THE PERIOD
       ENDED       JANUARY 14, 2002 TO      ENDED       MAY 1, 2002 TO      ENDED       MAY 1, 2002 TO
    DECEMBER 31,      DECEMBER 31,       DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
        2003              2002               2003            2002            2003            2002
    ------------   -------------------   ------------   --------------   ------------   --------------
      $     --          $      --          $ 22,307        $    852        $     --        $     --
         7,072              1,032             8,330           1,301          12,757           2,314
      --------          ---------          --------        --------        --------        --------
        (7,072)            (1,032)           13,977            (449)        (12,757)         (2,314)
      --------          ---------          --------        --------        --------        --------
        21,687           (177,812)            1,636          (1,711)        105,553         (12,284)
       526,988            (20,265)          399,111         (13,932)        704,818         (81,133)
      --------          ---------          --------        --------        --------        --------
       548,675           (198,077)          400,747         (15,643)        810,371         (93,417)
      --------          ---------          --------        --------        --------        --------
      $541,603          $(199,109)         $414,724        $(16,092)       $797,614        $(95,731)
      ========          =========          ========        ========        ========        ========

     HARRIS OAKMARK INTERNATIONAL              JANUS AGGRESSIVE GROWTH
              SUB-ACCOUNT                            SUB-ACCOUNT
     -----------------------------   --------------------------------------------
     FOR THE YEAR   FOR THE PERIOD   FOR THE YEAR   FOR THE YEAR   FOR THE PERIOD
        ENDED       MAY 1, 2002 TO      ENDED          ENDED       MAY 1, 2001 TO
     DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
         2003            2002            2003           2002            2001
     ------------   --------------   ------------   ------------   --------------
       $ 58,411        $    45        $      --      $      --        $     --
          5,947             59            8,972          6,201           1,591
       --------        -------        ---------      ---------        --------
         52,464            (14)          (8,972)        (6,201)         (1,591)
       --------        -------        ---------      ---------        --------
         12,684           (277)        (258,917)       (97,313)           (798)
        581,719           (756)         718,951       (305,291)        (39,685)
       --------        -------        ---------      ---------        --------
        594,403         (1,033)         460,034       (402,604)        (40,483)
       --------        -------        ---------      ---------        --------
       $646,867        $(1,047)       $ 451,062      $(408,805)       $(42,074)
       ========        =======        =========      =========        ========

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 STATEMENT OF CHANGES IN NET ASSETS

                                                     ZENITH EQUITY                       STATE STREET RESEARCH BOND INCOME
                                                      SUB-ACCOUNT                                   SUB-ACCOUNT
                                     ---------------------------------------------   ------------------------------------------
                                       FOR THE         FOR THE       FOR THE YEAR      FOR THE        FOR THE      FOR THE YEAR
                                      YEAR ENDED     YEAR ENDED         ENDED         YEAR ENDED     YEAR ENDED       ENDED
                                     DECEMBER 31,   DECEMBER 31,     DECEMBER 31,    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                         2003           2002             2001            2003           2002           2001
                                     ------------   -------------   --------------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
 Net investment (loss) income......  $ (2,305,409)  $  (1,756,350)  $    9,451,984   $  3,691,435   $  5,141,549   $  7,184,747
 Net realized (losses) gains from
  security transactions............    (8,134,637)     15,512,708       (2,138,650)       657,629      1,095,749         (7,181)
 Change in net unrealized
  appreciation (deprecation) of
  investments......................   193,027,791    (202,056,844)    (195,071,228)     3,019,330      3,365,793        291,924
                                     ------------   -------------   --------------   ------------   ------------   ------------
  Net increase (decrease) in net
   assets resulting from
   operations......................   182,587,745    (188,300,486)    (187,757,894)     7,368,394      9,603,091      7,469,490
                                     ------------   -------------   --------------   ------------   ------------   ------------
From capital transactions:
 Net premiums......................    89,754,517     105,524,901      120,702,047     22,218,426     20,903,173     16,079,114
 Redemptions.......................   (51,388,819)    (50,874,532)     (49,494,401)    (7,580,949)    (5,188,578)    (3,983,921)
                                     ------------   -------------   --------------   ------------   ------------   ------------
 Total net premiums
  (redemptions)....................    38,365,698      54,650,369       71,207,646     14,637,477     15,714,595     12,095,193
 Net Sub-Account transfers.........   (30,645,796)    (47,937,061)     (43,536,243)      (890,219)    11,316,930     21,636,526
 Net other transfers...............   (57,026,596)    (65,387,798)     (69,956,494)   (13,817,386)   (13,447,775)    (8,811,574)
                                     ------------   -------------   --------------   ------------   ------------   ------------
  Net (decrease) increase in net
   assets resulting from capital
   transactions....................   (49,306,694)    (58,674,490)     (42,285,091)       (70,128)    13,583,750     24,920,145
                                     ------------   -------------   --------------   ------------   ------------   ------------
NET CHANGE IN NET ASSETS...........   133,281,051    (246,974,976)    (230,042,985)     7,298,266     23,186,841     32,389,635
NET ASSETS -- BEGINNING OF
 PERIOD............................   622,855,031     869,830,007    1,099,872,992    137,282,820    114,095,979     81,706,344
                                     ------------   -------------   --------------   ------------   ------------   ------------
NET ASSETS -- END OF PERIOD........  $756,136,082   $ 622,855,031   $  869,830,007   $144,581,086   $137,282,820   $114,095,979
                                     ============   =============   ==============   ============   ============   ============

                                         STATE STREET RESEARCH MONEY MARKET
                                                     SUB-ACCOUNT
                                     -------------------------------------------
                                       FOR THE        FOR THE      FOR THE YEAR
                                      YEAR ENDED     YEAR ENDED        ENDED
                                     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                         2003           2002           2001
                                     ------------   ------------   -------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
 Net investment (loss) income......  $    302,050   $    885,634   $   2,942,507
 Net realized (losses) gains from
  security transactions............           109             --              --
 Change in net unrealized
  appreciation (deprecation) of
  investments......................          (109)            --              --
                                     ------------   ------------   -------------
  Net increase (decrease) in net
   assets resulting from
   operations......................       302,050        885,634       2,942,507
                                     ------------   ------------   -------------
From capital transactions:
 Net premiums......................    59,868,783     89,038,110     183,577,288
 Redemptions.......................   (13,469,916)   (12,316,384)     (7,992,640)
                                     ------------   ------------   -------------
 Total net premiums
  (redemptions)....................    46,398,867     76,721,726     175,584,648
 Net Sub-Account transfers.........   (24,894,875)   (41,624,400)   (144,125,333)
 Net other transfers...............   (30,426,253)   (21,898,761)    (19,899,736)
                                     ------------   ------------   -------------
  Net (decrease) increase in net
   assets resulting from capital
   transactions....................    (8,922,261)    13,198,565      11,559,579
                                     ------------   ------------   -------------
NET CHANGE IN NET ASSETS...........    (8,620,211)    14,084,199      14,502,086
NET ASSETS -- BEGINNING OF
 PERIOD............................   112,701,218     98,617,019      84,114,933
                                     ------------   ------------   -------------
NET ASSETS -- END OF PERIOD........  $104,081,007   $112,701,218   $  98,617,019
                                     ============   ============   =============

                       See Notes to Financial Statements.

                 MFS TOTAL RETURN                       HARRIS OAKMARK FOCUSED VALUE
                   SUB-ACCOUNT                                  SUB-ACCOUNT
    ------------------------------------------   ------------------------------------------
      FOR THE        FOR THE      FOR THE YEAR     FOR THE        FOR THE      FOR THE YEAR
     YEAR ENDED     YEAR ENDED       ENDED        YEAR ENDED     YEAR ENDED       ENDED
    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
        2003           2002           2001           2003           2002           2001
    ------------   ------------   ------------   ------------   ------------   ------------
    $   567,177    $ 7,571,101    $13,299,631    $   (607,258)  $   (466,607)  $   (103,520)
       (590,219)       687,033        (18,326)      2,072,341      3,813,413         26,315
     11,635,702    (12,621,080)   (16,406,840)     37,646,195    (15,327,523)    16,647,698
    -----------    ------------   ------------   ------------   ------------   ------------
     11,612,660     (4,362,946)    (3,125,535)     39,111,278    (11,980,717)    16,570,493
    -----------    ------------   ------------   ------------   ------------   ------------
     11,514,915     11,019,716     10,244,678      23,628,782     21,761,800     12,235,298
     (3,195,735)    (3,005,418)    (2,836,810)     (7,245,783)    (5,167,843)    (2,702,206)
    -----------    ------------   ------------   ------------   ------------   ------------
      8,319,180      8,014,298      7,407,868      16,382,999     16,593,957      9,533,092
      2,338,322      2,047,593      3,235,428       6,793,497     23,836,746     34,392,616
     (6,981,931)    (6,659,290)    (5,371,662)    (13,962,777)   (12,156,751)    (6,740,000)
    -----------    ------------   ------------   ------------   ------------   ------------
      3,675,571      3,402,601      5,271,634       9,213,719     28,273,952     37,185,708
    -----------    ------------   ------------   ------------   ------------   ------------
     15,288,231       (960,345)     2,146,099      48,324,997     16,293,235     53,756,201
     68,206,350     69,166,695     67,020,596     117,335,065    101,041,830     47,285,629
    -----------    ------------   ------------   ------------   ------------   ------------
    $83,494,581    $68,206,350    $69,166,695    $165,660,062   $117,335,065   $101,041,830
    ===========    ============   ============   ============   ============   ============

                FI STRUCTURED EQUITY                       LOOMIS SAYLES SMALL CAP
                    SUB-ACCOUNT                                  SUB-ACCOUNT
     ------------------------------------------   ------------------------------------------
       FOR THE        FOR THE      FOR THE YEAR     FOR THE        FOR THE      FOR THE YEAR
      YEAR ENDED     YEAR ENDED       ENDED        YEAR ENDED     YEAR ENDED       ENDED
     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
         2003           2002           2001           2003           2002           2001
     ------------   ------------   ------------   ------------   ------------   ------------
     $    55,175    $   195,420    $   223,731    $   (788,840)  $   (656,731)  $  9,744,423
      (3,299,189)     1,899,725       (100,512)        496,209      4,513,962         (5,616)
      19,298,428    (18,712,878)   (14,499,780)     38,409,165    (34,940,969)   (23,777,058)
     -----------    ------------   ------------   ------------   ------------   ------------
      16,054,414    (16,617,733)   (14,376,561)     38,116,534    (31,083,738)   (14,038,251)
     -----------    ------------   ------------   ------------   ------------   ------------
      12,107,470     14,513,861     17,243,170      22,141,769     25,258,947     27,576,083
      (3,999,213)    (3,593,368)    (2,453,316)     (6,905,500)    (6,230,888)    (5,230,883)
     -----------    ------------   ------------   ------------   ------------   ------------
       8,108,257     10,920,493     14,789,854      15,236,269     19,028,059     22,345,200
      (5,024,334)    (6,987,198)    (3,228,191)     (4,945,535)    (6,918,288)      (897,800)
      (7,338,672)    (7,859,332)    (8,206,973)    (13,122,406)   (14,581,770)   (13,552,749)
     -----------    ------------   ------------   ------------   ------------   ------------
      (4,254,749)    (3,926,037)     3,354,690      (2,831,672)    (2,471,999)     7,894,651
     -----------    ------------   ------------   ------------   ------------   ------------
      11,799,665    (20,543,770)   (11,021,871)     35,284,862    (33,555,737)    (6,143,600)
      64,281,366     84,825,136     95,847,007     107,869,661    141,425,398    147,568,998
     -----------    ------------   ------------   ------------   ------------   ------------
     $76,081,031    $64,281,366    $84,825,136    $143,154,523   $107,869,661   $141,425,398
     ===========    ============   ============   ============   ============   ============

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 STATEMENT OF CHANGES IN NET ASSETS

                                                      BALANCED                               DAVIS VENTURE VALUE
                                                    SUB-ACCOUNT                                  SUB-ACCOUNT
                                     ------------------------------------------   ------------------------------------------
                                       FOR THE        FOR THE        FOR THE        FOR THE        FOR THE        FOR THE
                                      YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                         2003           2002           2001           2003           2002           2001
                                     ------------   ------------   ------------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
 Net investment (loss) income......  $   381,213    $   276,488    $   591,253    $   (654,671)  $    664,748   $ 24,228,935
 Net realized (losses) gains from
  security transactions............   (1,188,235)    (1,537,528)       (21,371)      2,248,831      8,638,974        (20,358)
 Change in net unrealized
  appreciation (deprecation) of
  investments......................    3,749,628     (1,288,815)    (1,463,815)     68,401,357    (56,221,915)   (55,778,227)
                                     -----------    -----------    -----------    ------------   ------------   ------------
  Net increase (decrease) in net
   assets resulting from
   operations......................    2,942,606     (2,549,855)      (893,933)     69,995,517    (46,918,193)   (31,569,650)
                                     -----------    -----------    -----------    ------------   ------------   ------------
From capital transactions:
 Net premiums......................    3,361,068      3,924,576      3,491,442      50,679,220     55,135,416     54,072,478
 Redemptions.......................   (1,300,345)      (907,354)      (754,833)    (14,383,047)   (11,989,460)    (8,701,548)
                                     -----------    -----------    -----------    ------------   ------------   ------------
 Total net premiums
  (redemptions)....................    2,060,723      3,017,222      2,736,609      36,296,173     43,145,956     45,370,930
 Net Sub-Account transfers.........      191,088       (294,928)       919,446      (2,223,360)    (6,324,654)    29,927,924
 Net other transfers...............   (2,244,310)    (2,446,226)    (1,818,811)    (30,573,850)   (29,734,062)   (26,694,975)
                                     -----------    -----------    -----------    ------------   ------------   ------------
  Net (decrease) increase in net
   assets resulting from capital
   transactions....................        7,501        276,068      1,837,244       3,498,963      7,087,240     48,603,879
                                     -----------    -----------    -----------    ------------   ------------   ------------
NET CHANGE IN NET ASSETS...........    2,950,107     (2,273,787)       943,311      73,494,480    (39,830,953)    17,034,229
NET ASSETS -- BEGINNING OF
 PERIOD............................   15,536,667     17,810,454     16,867,143     229,190,785    269,021,738    251,987,509
                                     -----------    -----------    -----------    ------------   ------------   ------------
NET ASSETS -- END OF PERIOD........  $18,486,774    $15,536,667    $17,810,454    $302,685,265   $229,190,785   $269,021,738
                                     ===========    ===========    ===========    ============   ============   ============

                                                ALGER EQUITY GROWTH
                                                    SUB-ACCOUNT
                                     ------------------------------------------
                                       FOR THE        FOR THE        FOR THE
                                      YEAR ENDED     YEAR ENDED     YEAR ENDED
                                     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                         2003           2002           2001
                                     ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
 Net investment (loss) income......  $ (1,163,548)  $ (1,346,954)  $ 15,883,967
 Net realized (losses) gains from
  security transactions............   (16,506,451)     3,186,557     (3,900,025)
 Change in net unrealized
  appreciation (deprecation) of
  investments......................    76,978,626    (92,753,612)   (51,416,836)
                                     ------------   ------------   ------------
  Net increase (decrease) in net
   assets resulting from
   operations......................    59,308,627    (90,914,009)   (39,432,894)
                                     ------------   ------------   ------------
From capital transactions:
 Net premiums......................    45,221,422     55,603,488     64,300,826
 Redemptions.......................   (11,751,978)   (10,450,731)    (9,853,730)
                                     ------------   ------------   ------------
 Total net premiums
  (redemptions)....................    33,469,444     45,152,757     54,447,096
 Net Sub-Account transfers.........   (17,265,746)   (23,278,546)     2,175,648
 Net other transfers...............   (25,268,081)   (26,675,457)   (47,284,621)
                                     ------------   ------------   ------------
  Net (decrease) increase in net
   assets resulting from capital
   transactions....................    (9,064,383)    (4,801,246)     9,338,123
                                     ------------   ------------   ------------
NET CHANGE IN NET ASSETS...........    50,244,244    (95,715,255)   (30,094,771)
NET ASSETS -- BEGINNING OF
 PERIOD............................   175,111,354    270,826,609    300,921,380
                                     ------------   ------------   ------------
NET ASSETS -- END OF PERIOD........  $225,355,598   $175,111,354   $270,826,609
                                     ============   ============   ============

                       See Notes to Financial Statements.

         SALOMON BROTHERS U.S. GOVERNMENT        SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES
                   SUB-ACCOUNT                                    SUB-ACCOUNT
    ------------------------------------------   ---------------------------------------------
      FOR THE        FOR THE        FOR THE         FOR THE         FOR THE         FOR THE
     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED      YEAR ENDED      YEAR ENDED
    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
        2003           2002           2001           2003            2002            2001
    ------------   ------------   ------------   -------------   -------------   -------------
     $   11,172     $   40,330      $ 42,961      $   15,318      $   73,896      $   83,037
         17,323          7,689            86            (968)        (26,212)            340
        (20,770)        24,678         4,160         144,628          52,240         (18,408)
     ----------     ----------      --------      ----------      ----------      ----------
          7,725         72,697        47,207         158,978          99,924          64,969
     ----------     ----------      --------      ----------      ----------      ----------
             --             --            --              --              --              --
        (37,215)            --       (10,706)        (14,950)         (1,175)        (36,313)
     ----------     ----------      --------      ----------      ----------      ----------
        (37,215)            --       (10,706)        (14,950)         (1,175)        (36,313)
       (219,727)            --        28,413         307,148         (71,648)        102,007
          3,351        349,796       (13,093)        (37,201)         (9,413)        (14,087)
     ----------     ----------      --------      ----------      ----------      ----------
       (253,591)       349,796         4,614         254,997         (82,236)         51,607
     ----------     ----------      --------      ----------      ----------      ----------
       (245,866)       422,493        51,821         413,975          17,688         116,576
      1,274,788        852,295       800,474       1,224,029       1,206,341       1,089,765
     ----------     ----------      --------      ----------      ----------      ----------
     $1,028,922     $1,274,788      $852,295      $1,638,004      $1,224,029      $1,206,341
     ==========     ==========      ========      ==========      ==========      ==========

                MFS INVESTORS TRUST                         MFS RESEARCH MANAGERS
                    SUB-ACCOUNT                                  SUB-ACCOUNT
     ------------------------------------------   ------------------------------------------
       FOR THE        FOR THE        FOR THE        FOR THE        FOR THE        FOR THE
      YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
         2003           2002           2001           2003           2002           2001
     ------------   ------------   ------------   ------------   ------------   ------------
      $  (12,013)   $    (4,802)    $   (7,499)   $    23,965    $   (45,423)   $    47,580
        (409,975)      (398,792)       (11,947)    (1,791,509)    (2,345,654)      (277,116)
       1,376,363       (679,536)      (702,670)     3,705,437       (643,921)    (3,572,735)
      ----------    -----------     ----------    -----------    -----------    -----------
         954,375     (1,083,130)      (722,116)     1,937,893     (3,034,998)    (3,802,271)
      ----------    -----------     ----------    -----------    -----------    -----------
       1,147,796      1,261,160      1,104,466      2,047,668      2,848,128      3,666,773
        (163,074)       (82,430)       (45,776)      (543,834)      (474,981)      (467,089)
      ----------    -----------     ----------    -----------    -----------    -----------
         984,722      1,178,730      1,058,690      1,503,834      2,373,147      3,199,684
        (117,190)        60,503      1,339,007       (749,402)    (2,014,769)     1,144,285
        (671,565)      (552,026)      (352,993)    (1,201,059)    (1,488,777)      (666,033)
      ----------    -----------     ----------    -----------    -----------    -----------
         195,967        687,207      2,044,704       (446,627)    (1,130,399)     3,677,936
      ----------    -----------     ----------    -----------    -----------    -----------
       1,150,342       (395,923)     1,322,588      1,491,266     (4,165,397)      (124,335)
       4,290,981      4,686,904      3,364,316      8,632,455     12,797,852     12,922,187
      ----------    -----------     ----------    -----------    -----------    -----------
      $5,441,323    $ 4,290,981     $4,686,904    $10,123,721    $ 8,632,455    $12,797,852
      ==========    ===========     ==========    ===========    ===========    ===========

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 STATEMENT OF CHANGES IN NET ASSETS

                                       FI MID CAP OPPORTUNITIES                    JANUS MID CAP
                                              SUB-ACCOUNT                           SUB-ACCOUNT
                                     -----------------------------   ------------------------------------------
                                       FOR THE      FOR THE PERIOD     FOR THE        FOR THE        FOR THE
                                      YEAR ENDED    MAY 1, 2002 TO    YEAR ENDED     YEAR ENDED     YEAR ENDED
                                     DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                         2003            2002            2003           2002           2001
                                     ------------   --------------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
 Net investment (loss) income......   $   12,309       $   (62)      $  (145,350)   $  (135,700)   $  (161,569)
 Net realized (losses) gains from
  security transactions............      127,595           186        (8,848,297)   (12,257,869)      (417,064)
 Change in net unrealized
  appreciation (deprecation) of
  investments......................       72,556         1,330        16,405,131      3,466,757    (11,300,813)
                                      ----------       -------       -----------    ------------   ------------
  Net increase (decrease) in net
   assets resulting from
   operations......................      212,460         1,454         7,411,484     (8,926,812)   (11,879,446)
                                      ----------       -------       -----------    ------------   ------------
From capital transactions:
 Net premiums......................      116,624        11,358         7,041,558      9,276,903     10,576,777
 Redemptions.......................       (3,846)           --        (1,499,649)    (1,042,710)      (677,625)
                                      ----------       -------       -----------    ------------   ------------
 Total net premiums
  (redemptions)....................      112,778        11,358         5,541,909      8,234,193      9,899,152
 Net Sub-Account transfers.........      814,509        25,547        (2,996,184)    (3,222,513)     9,477,069
 Net other transfers...............      (31,842)       (9,465)       (3,227,297)    (3,318,501)    (3,392,964)
                                      ----------       -------       -----------    ------------   ------------
  Net (decrease) increase in net
   assets resulting from capital
   transactions....................      895,445        27,440          (681,572)     1,693,179     15,983,257
                                      ----------       -------       -----------    ------------   ------------
NET CHANGE IN NET ASSETS...........    1,107,905        28,894         6,729,912     (7,233,633)     4,103,811
NET ASSETS -- BEGINNING OF
 PERIOD............................       28,894            --        21,829,984     29,063,617     24,959,806
                                      ----------       -------       -----------    ------------   ------------
NET ASSETS -- END OF PERIOD........   $1,136,799       $28,894       $28,559,896    $21,829,984    $29,063,617
                                      ==========       =======       ===========    ============   ============

                                                 MET/PUTNAM VOYAGER
                                                    SUB-ACCOUNT
                                     ------------------------------------------
                                       FOR THE        FOR THE        FOR THE
                                      YEAR ENDED     YEAR ENDED     YEAR ENDED
                                     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                         2003           2002           2001
                                     ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
 Net investment (loss) income......  $   (35,622)   $   (33,891)   $   (36,744)
 Net realized (losses) gains from
  security transactions............   (1,420,059)    (2,630,379)      (249,945)
 Change in net unrealized
  appreciation (deprecation) of
  investments......................    3,007,526        539,725     (2,008,286)
                                     -----------    -----------    -----------
  Net increase (decrease) in net
   assets resulting from
   operations......................    1,551,845     (2,124,545)    (2,294,975)
                                     -----------    -----------    -----------
From capital transactions:
 Net premiums......................    2,037,690      2,550,638      2,041,506
 Redemptions.......................     (379,984)      (178,950)      (125,346)
                                     -----------    -----------    -----------
 Total net premiums
  (redemptions)....................    1,657,706      2,371,688      1,916,160
 Net Sub-Account transfers.........     (548,529)      (563,705)     2,813,031
 Net other transfers...............   (1,103,456)      (922,093)      (418,889)
                                     -----------    -----------    -----------
  Net (decrease) increase in net
   assets resulting from capital
   transactions....................        5,721        885,890      4,310,302
                                     -----------    -----------    -----------
NET CHANGE IN NET ASSETS...........    1,557,566     (1,238,655)     2,015,327
NET ASSETS -- BEGINNING OF
 PERIOD............................    5,859,485      7,098,140      5,082,813
                                     -----------    -----------    -----------
NET ASSETS -- END OF PERIOD........  $ 7,417,051    $ 5,859,485    $ 7,098,140
                                     ===========    ===========    ===========

                       See Notes to Financial Statements.

                RUSSELL 2000 INDEX                         FI INTERNATIONAL STOCK
                   SUB-ACCOUNT                                  SUB-ACCOUNT
    ------------------------------------------   ------------------------------------------
      FOR THE        FOR THE        FOR THE        FOR THE        FOR THE        FOR THE
     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
        2003           2002           2001           2003           2002           2001
    ------------   ------------   ------------   ------------   ------------   ------------
    $    10,969    $     6,866     $  (12,915)   $    27,379    $    54,623    $   627,602
       (218,557)      (563,915)       (22,652)    (1,596,931)      (449,822)      (115,753)
      4,042,967     (1,042,793)       337,385      9,520,606     (4,539,403)    (5,013,560)
    -----------    -----------     ----------    -----------    -----------    -----------
      3,835,379     (1,599,842)       301,818      7,951,054     (4,934,602)    (4,501,711)
    -----------    -----------     ----------    -----------    -----------    -----------
      2,147,657      1,919,451      1,367,109      7,582,960      6,406,193      5,579,942
       (414,064)      (264,112)      (136,116)    (1,266,087)      (893,212)      (696,941)
    -----------    -----------     ----------    -----------    -----------    -----------
      1,733,593      1,655,339      1,230,993      6,316,873      5,512,981      4,883,001
      2,137,245      2,006,579      2,704,989     (1,110,458)     3,553,221      5,403,726
     (1,106,091)      (821,225)      (466,334)    (2,948,680)    (1,595,963)    (1,735,387)
    -----------    -----------     ----------    -----------    -----------    -----------
      2,764,747      2,840,693      3,469,648      2,257,735      7,470,239      8,551,340
    -----------    -----------     ----------    -----------    -----------    -----------
      6,600,126      1,240,851      3,771,466     10,208,789      2,535,637      4,049,629
      7,181,453      5,940,602      2,169,136     25,459,765     22,924,128     18,874,499
    -----------    -----------     ----------    -----------    -----------    -----------
    $13,781,579    $ 7,181,453     $5,940,602    $35,668,554    $25,459,765    $22,924,128
    ===========    ===========     ==========    ===========    ===========    ===========

             STATE STREET RESEARCH AURORA                      METLIFE STOCK INDEX
                     SUB-ACCOUNT                                   SUB-ACCOUNT
     --------------------------------------------   ------------------------------------------
       FOR THE        FOR THE      FOR THE PERIOD     FOR THE        FOR THE        FOR THE
      YEAR ENDED     YEAR ENDED    MAY 1, 2001 TO    YEAR ENDED     YEAR ENDED     YEAR ENDED
     DECEMBER 31,   DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
         2003           2002            2001            2003           2002           2001
     ------------   ------------   --------------   ------------   ------------   ------------
     $  (220,330)   $    12,029     $   (33,101)    $  1,927,224   $  1,916,746   $  6,039,934
        (644,461)      (643,247)         (9,118)      (6,888,669)    (5,805,619)    26,752,426
      18,233,077     (7,624,022)        617,685       48,248,495    (42,875,959)   (59,509,369)
     -----------    -----------     -----------     ------------   ------------   ------------
      17,368,286     (8,255,240)        575,466       43,287,050    (46,764,832)   (26,717,009)
     -----------    -----------     -----------     ------------   ------------   ------------
      10,089,124      8,662,181       1,478,099       34,309,746     37,063,908     39,801,654
      (1,757,565)    (1,385,821)       (167,176)      (9,320,811)    (8,271,246)    (6,513,787)
     -----------    -----------     -----------     ------------   ------------   ------------
       8,331,559      7,276,360       1,310,923       24,988,935     28,792,662     33,287,867
       6,188,962     18,104,292      15,717,971       (6,704,351)    (6,187,606)    15,241,914
      (5,485,904)    (3,298,409)       (629,917)     (18,977,138)   (18,597,608)   (18,044,521)
     -----------    -----------     -----------     ------------   ------------   ------------
       9,034,617     22,082,243      16,398,977         (692,554)     4,007,448     30,485,260
     -----------    -----------     -----------     ------------   ------------   ------------
      26,402,903     13,827,003      16,974,443       42,594,496    (42,757,384)     3,768,251
      30,801,446     16,974,443              --      158,369,412    201,126,796    197,358,545
     -----------    -----------     -----------     ------------   ------------   ------------
     $57,204,349    $30,801,446     $16,974,443     $200,963,908   $158,369,412   $201,126,796
     ===========    ===========     ===========     ============   ============   ============

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 STATEMENT OF CHANGES IN NET ASSETS

                                         LEHMAN BROTHERS AGGREGATE BOND INDEX                MORGAN STANLEY EAFE INDEX
                                                     SUB-ACCOUNT                                    SUB-ACCOUNT
                                     --------------------------------------------   --------------------------------------------
                                       FOR THE        FOR THE      FOR THE PERIOD     FOR THE        FOR THE      FOR THE PERIOD
                                      YEAR ENDED     YEAR ENDED    MAY 1, 2001 TO    YEAR ENDED     YEAR ENDED    MAY 1, 2001 TO
                                     DECEMBER 31,   DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                         2003           2002            2001            2003           2002            2001
                                     ------------   ------------   --------------   ------------   ------------   --------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
 Net investment (loss) income......  $ 1,337,102    $   226,726      $   (6,116)     $   26,542     $   (1,300)      $   (591)
 Net realized (losses) gains from
  security transactions............      226,944         85,942             822          (4,000)       (48,380)            16
 Change in net unrealized
  appreciation (deprecation) of
  investments......................     (790,508)     1,000,240          44,782       1,159,515       (155,310)        (4,182)
                                     -----------    -----------      ----------      ----------     ----------       --------
  Net increase (decrease) in net
   assets resulting from
   operations......................      773,538      1,312,908          39,488       1,182,057       (204,990)        (4,757)
                                     -----------    -----------      ----------      ----------     ----------       --------
From capital transactions:
 Net premiums......................    6,405,157      2,872,377         384,578         955,692        534,654         68,580
 Redemptions.......................   (2,047,281)      (728,353)        (51,865)        (25,831)       (14,775)       (10,573)
                                     -----------    -----------      ----------      ----------     ----------       --------
 Total net premiums
  (redemptions)....................    4,357,876      2,144,024         332,713         929,861        519,879         58,007
 Net Sub-Account transfers.........    2,526,491     14,531,633       4,188,650       1,327,027        996,756        333,025
 Net other transfers...............   (3,052,553)    (1,140,897)        (73,661)       (356,835)       (85,402)       127,991
                                     -----------    -----------      ----------      ----------     ----------       --------
  Net (decrease) increase in net
   assets resulting from capital
   transactions....................    3,831,814     15,534,760       4,447,702       1,900,053      1,431,233        519,023
                                     -----------    -----------      ----------      ----------     ----------       --------
NET CHANGE IN NET ASSETS...........    4,605,352     16,847,668       4,487,190       3,082,110      1,226,243        514,266
NET ASSETS -- BEGINNING OF
 PERIOD............................   21,334,858      4,487,190              --       1,740,509        514,266             --
                                     -----------    -----------      ----------      ----------     ----------       --------
NET ASSETS -- END OF PERIOD........  $25,940,210    $21,334,858      $4,487,190      $4,822,619     $1,740,509       $514,266
                                     ===========    ===========      ==========      ==========     ==========       ========

                                              METLIFE MID CAP STOCK INDEX
                                                      SUB-ACCOUNT
                                     ---------------------------------------------
                                       FOR THE        FOR THE      FOR THE PERIOD
                                      YEAR ENDED     YEAR ENDED    MAY 1, 2001 TO
                                     DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                         2003           2002            2001
                                     ------------   ------------   ---------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
 Net investment (loss) income......   $   (1,048)    $   (5,354)     $   (1,777)
 Net realized (losses) gains from
  security transactions............      (99,390)       (54,202)             26
 Change in net unrealized
  appreciation (deprecation) of
  investments......................    1,548,974       (478,537)         44,502
                                      ----------     ----------      ----------
  Net increase (decrease) in net
   assets resulting from
   operations......................    1,448,536       (538,093)         42,751
                                      ----------     ----------      ----------
From capital transactions:
 Net premiums......................    1,331,548        843,981         158,146
 Redemptions.......................     (115,943)       (41,416)         (8,975)
                                      ----------     ----------      ----------
 Total net premiums
  (redemptions)....................    1,215,605        802,565         149,171
 Net Sub-Account transfers.........      983,814      2,330,476         944,550
 Net other transfers...............     (721,359)      (319,196)        (21,020)
                                      ----------     ----------      ----------
  Net (decrease) increase in net
   assets resulting from capital
   transactions....................    1,478,060      2,813,845       1,072,701
                                      ----------     ----------      ----------
NET CHANGE IN NET ASSETS...........    2,926,596      2,275,752       1,115,452
NET ASSETS -- BEGINNING OF
 PERIOD............................    3,391,204      1,115,452              --
                                      ----------     ----------      ----------
NET ASSETS -- END OF PERIOD........   $6,317,800     $3,391,204      $1,115,452
                                      ==========     ==========      ==========

                       See Notes to Financial Statements.

                                                                                                 STATE STREET RESEARCH
     FRANKLIN TEMPLETON SMALL CAP GROWTH       STATE STREET RESEARCH INVESTMENT TRUST               LARGE CAP VALUE
                 SUB-ACCOUNT                                 SUB-ACCOUNT                              SUB-ACCOUNT
    -------------------------------------      ---------------------------------------      --------------------------------
      FOR THE           FOR THE PERIOD            FOR THE            FOR THE PERIOD           FOR THE         FOR THE PERIOD
     YEAR ENDED       JANUARY 14, 2002 TO       YEAR ENDED        JANUARY 14, 2002 TO        YEAR ENDED       MAY 1, 2002 TO
    DECEMBER 31,         DECEMBER 31,          DECEMBER 31,           DECEMBER 31,          DECEMBER 31,       DECEMBER 31,
        2003                 2002                  2003                   2002                  2003               2002
    ------------      -------------------      -------------      --------------------      ------------      --------------
     $  (10,623)          $   (3,846)            $  1,859               $   (236)            $   11,700          $  1,234
        (86,599)             (64,412)              (9,549)                (5,406)                 7,098            (5,405)
        862,991             (199,380)             167,330                (37,833)               430,295           (10,014)
     ----------           ----------             --------               --------             ----------          --------
        765,769             (267,638)             159,640                (43,475)               449,093           (14,185)
     ----------           ----------             --------               --------             ----------          --------
        626,914              250,912              294,200                 90,594                588,546            46,427
        (68,310)             (19,428)              (6,692)               (13,633)               (35,863)               (9)
     ----------           ----------             --------               --------             ----------          --------
        558,604              231,484              287,508                 76,961                552,683            46,418
      1,276,977            1,468,425              209,005                329,748                768,299           407,503
       (561,231)            (124,782)             (66,161)               (41,299)               (43,285)              590
     ----------           ----------             --------               --------             ----------          --------
      1,274,350            1,575,127              430,352                365,410              1,277,697           454,511
     ----------           ----------             --------               --------             ----------          --------
      2,040,119            1,307,489              589,992                321,935              1,726,790           440,326
      1,307,489                   --              321,935                     --                440,326                --
     ----------           ----------             --------               --------             ----------          --------
     $3,347,608           $1,307,489             $911,927               $321,935             $2,167,116          $440,326
     ==========           ==========             ========               ========             ==========          ========

           NEUBERGER BERMAN PARTNERS
                 MID CAP VALUE
                  SUB-ACCOUNT
     -------------------------------------
       FOR THE           FOR THE PERIOD
      YEAR ENDED       JANUARY 14, 2002 TO
     DECEMBER 31,         DECEMBER 31,
         2003                 2002
     ------------      -------------------
      $  (16,058)          $   (8,198)
         (53,468)             (18,580)
       2,029,909             (228,386)
      ----------           ----------
       1,960,383             (255,164)
      ----------           ----------
       1,338,647              512,612
        (369,440)             (38,899)
      ----------           ----------
         969,207              473,713
       3,377,481            3,758,198
        (628,765)             (72,582)
      ----------           ----------
       3,717,923            4,159,329
      ----------           ----------
       5,678,306            3,904,165
       3,904,165                   --
      ----------           ----------
      $9,582,471           $3,904,165
      ==========           ==========

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 STATEMENT OF CHANGES IN NET ASSETS

                                       HARRIS OAKMARK LARGE CAP                 AMERICAN FUNDS GROWTH
                                           VALUE SUB-ACCOUNT                         SUB-ACCOUNT
                                     -----------------------------   --------------------------------------------
                                       FOR THE      FOR THE PERIOD     FOR THE        FOR THE      FOR THE PERIOD
                                      YEAR ENDED    MAY 1, 2002 TO    YEAR ENDED     YEAR ENDED    MAY 1, 2001 TO
                                     DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                         2003            2002            2003           2002            2001
                                     ------------   --------------   ------------   ------------   --------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
 Net investment (loss) income......   $  (16,941)     $    5,876     $  (258,724)   $  (168,810)    $   669,463
 Net realized (losses) gains from
  security transactions............       12,721         (13,014)       (740,689)    (1,769,305)         (5,360)
 Change in net unrealized
  appreciation (deprecation) of
  investments......................      855,125         (52,488)     20,874,621     (7,716,831)       (243,374)
                                      ----------      ----------     -----------    -----------     -----------
  Net increase (decrease) in net
   assets resulting from
   operations......................      850,905         (59,626)     19,875,208     (9,654,946)        420,729
                                      ----------      ----------     -----------    -----------     -----------
From capital transactions:
 Net premiums......................    1,051,332         388,947      18,076,014     11,414,042       1,979,441
 Redemptions.......................     (118,247)        (18,954)     (2,511,887)      (956,522)       (144,984)
                                      ----------      ----------     -----------    -----------     -----------
 Total net premiums
  (redemptions)....................      933,085         369,993      15,564,127     10,457,520       1,834,457
 Net Sub-Account transfers.........    2,713,869       1,257,829      25,797,183     25,670,224      19,367,339
 Net other transfers...............     (304,968)       (151,560)     (6,639,402)    (4,057,007)       (431,269)
                                      ----------      ----------     -----------    -----------     -----------
  Net (decrease) increase in net
   assets resulting from capital
   transactions....................    3,341,986       1,476,262      34,721,908     32,070,737      20,770,527
                                      ----------      ----------     -----------    -----------     -----------
NET CHANGE IN NET ASSETS...........    4,192,891       1,416,636      54,597,116     22,415,791      21,191,256
NET ASSETS -- BEGINNING OF
 PERIOD............................    1,416,636              --      43,607,047     21,191,256              --
                                      ----------      ----------     -----------    -----------     -----------
NET ASSETS -- END OF PERIOD........   $5,609,527      $1,416,636     $98,204,163    $43,607,047     $21,191,256
                                      ==========      ==========     ===========    ===========     ===========

                                             AMERICAN FUNDS GROWTH-INCOME
                                                     SUB-ACCOUNT
                                     --------------------------------------------
                                       FOR THE        FOR THE      FOR THE PERIOD
                                      YEAR ENDED     YEAR ENDED    MAY 1, 2001 TO
                                     DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                         2003           2002            2001
                                     ------------   ------------   --------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
 Net investment (loss) income......  $   314,416    $   180,987     $   219,880
 Net realized (losses) gains from
  security transactions............     (344,078)      (667,401)         (4,325)
 Change in net unrealized
  appreciation (deprecation) of
  investments......................   13,921,980     (4,433,373)        158,373
                                     -----------    -----------     -----------
  Net increase (decrease) in net
   assets resulting from
   operations......................   13,892,318     (4,919,787)        373,928
                                     -----------    -----------     -----------
From capital transactions:
 Net premiums......................   11,986,156      8,310,809       1,528,344
 Redemptions.......................   (1,757,182)      (756,414)       (143,885)
                                     -----------    -----------     -----------
 Total net premiums
  (redemptions)....................   10,228,974      7,554,395       1,384,459
 Net Sub-Account transfers.........   11,608,524     15,559,701      13,853,685
 Net other transfers...............   (5,699,341)    (2,985,289)       (590,170)
                                     -----------    -----------     -----------
  Net (decrease) increase in net
   assets resulting from capital
   transactions....................   16,138,157     20,128,807      14,647,974
                                     -----------    -----------     -----------
NET CHANGE IN NET ASSETS...........   30,030,475     15,209,020      15,021,902
NET ASSETS -- BEGINNING OF
 PERIOD............................   30,230,922     15,021,902              --
                                     -----------    -----------     -----------
NET ASSETS -- END OF PERIOD........  $60,261,397    $30,230,922     $15,021,902
                                     ===========    ===========     ===========

                       See Notes to Financial Statements.

          AMERICAN FUNDS GLOBAL SMALL CAP                    FIDELITY EQUITY-INCOME
                    SUB-ACCOUNT                                   SUB-ACCOUNT
    --------------------------------------------   ------------------------------------------
      FOR THE        FOR THE      FOR THE PERIOD     FOR THE        FOR THE        FOR THE
     YEAR ENDED     YEAR ENDED    MAY 1, 2001 TO    YEAR ENDED     YEAR ENDED     YEAR ENDED
    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
        2003           2002            2001            2003           2002           2001
    ------------   ------------   --------------   ------------   ------------   ------------
    $     3,132    $    11,170      $   15,084     $  1,586,835   $  5,403,035   $ 10,100,355
        206,759       (190,487)         (4,543)       3,057,078      5,466,327         (2,881)
      4,450,306     (1,204,973)        130,865       32,047,140    (40,377,303)   (20,180,653)
    -----------    -----------      ----------     ------------   ------------   ------------
      4,660,197     (1,384,290)        141,406       36,691,053    (29,507,941)   (10,083,179)
    -----------    -----------      ----------     ------------   ------------   ------------
      2,417,979      1,483,048         199,909       20,400,552     22,531,776     23,566,426
       (365,821)      (149,413)        (18,564)      (9,427,069)   (16,315,552)    (6,104,089)
    -----------    -----------      ----------     ------------   ------------   ------------
      2,052,158      1,333,635         181,345       10,973,483      6,216,224     17,462,337
      3,880,302      4,687,315       2,120,530       (4,338,335)    (3,318,658)     1,729,692
     (1,076,102)      (295,368)       (130,639)     (13,401,569)   (14,275,115)   (14,881,838)
    -----------    -----------      ----------     ------------   ------------   ------------
      4,856,358      5,725,582       2,171,236       (6,766,421)   (11,377,549)     4,310,191
    -----------    -----------      ----------     ------------   ------------   ------------
      9,516,555      4,341,292       2,312,642       29,924,632    (40,885,490)    (5,772,988)
      6,653,934      2,312,642              --      128,013,740    168,899,230    174,672,218
    -----------    -----------      ----------     ------------   ------------   ------------
    $16,170,489    $ 6,653,934      $2,312,642     $157,938,372   $128,013,740   $168,899,230
    ===========    ===========      ==========     ============   ============   ============

                 FIDELITY OVERSEAS                           FIDELITY HIGH INCOME
                    SUB-ACCOUNT                                  SUB-ACCOUNT
     ------------------------------------------   ------------------------------------------
       FOR THE        FOR THE        FOR THE        FOR THE        FOR THE        FOR THE
      YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
         2003           2002           2001           2003           2002           2001
     ------------   ------------   ------------   ------------   ------------   ------------
     $    182,318   $    173,336   $ 23,618,658   $ 1,349,986    $ 1,483,708    $ 1,663,913
       (5,236,010)    (2,238,040)   (23,051,827)   (4,099,423)    (5,162,418)      (408,150)
       42,374,348    (21,574,452)   (34,163,623)    8,050,306      4,578,778     (2,905,218)
     ------------   ------------   ------------   -----------    -----------    -----------
       37,320,656    (23,639,156)   (33,596,792)    5,300,869        900,068     (1,649,455)
     ------------   ------------   ------------   -----------    -----------    -----------
       17,122,647     20,344,954     22,864,761     4,963,021      3,813,957      3,376,955
       (6,202,508)    (5,241,284)    (5,059,804)   (1,437,342)      (898,196)      (398,080)
     ------------   ------------   ------------   -----------    -----------    -----------
       10,920,139     15,103,670     17,804,957     3,525,679      2,915,761      2,978,875
       (4,234,418)    (6,490,242)    (2,729,062)    4,117,695      1,990,409      3,183,382
       (9,440,483)    (5,955,817)   (69,264,627)   (3,026,505)    (2,434,319)    (2,217,026)
     ------------   ------------   ------------   -----------    -----------    -----------
       (2,754,762)     2,657,611    (54,188,732)    4,616,869      2,471,851      3,945,231
     ------------   ------------   ------------   -----------    -----------    -----------
       34,565,894    (20,981,545)   (87,785,524)    9,917,738      3,371,919      2,295,776
       85,622,356    106,603,901    194,389,425    18,661,123     15,289,204     12,993,428
     ------------   ------------   ------------   -----------    -----------    -----------
     $120,188,250   $ 85,622,356   $106,603,901   $28,578,861    $18,661,123    $15,289,204
     ============   ============   ============   ===========    ===========    ===========

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 STATEMENT OF CHANGES IN NET ASSETS

                                               FIDELITY ASSET MANAGER                T. ROWE PRICE MID CAP GROWTH
                                                    SUB-ACCOUNT                              SUB-ACCOUNT
                                     ------------------------------------------   ----------------------------------
                                       FOR THE        FOR THE        FOR THE        FOR THE        FOR THE PERIOD
                                      YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED    JANUARY 14, 2002 TO
                                     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,      DECEMBER 31,
                                         2003           2002           2001           2003              2002
                                     ------------   ------------   ------------   ------------   -------------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
 Net investment (loss) income......  $   487,434    $   531,971    $   745,211     $  (16,606)       $    3,615
 Net realized (losses) gains from
  security transactions............     (872,306)      (432,857)       (35,169)      (186,614)         (132,297)
 Change in net unrealized
  appreciation (deprecation) of
  investments......................    3,202,703     (1,776,281)    (1,423,225)     1,114,108          (445,589)
                                     -----------    -----------    -----------     ----------        ----------
  Net increase (decrease) in net
   assets resulting from
   operations......................    2,817,831     (1,677,167)      (713,183)       910,888          (574,271)
                                     -----------    -----------    -----------     ----------        ----------
From capital transactions:
 Net premiums......................    3,254,973      3,351,209      3,516,423        664,276           286,665
 Redemptions.......................     (961,891)      (755,893)      (842,300)       (48,139)          (23,104)
                                     -----------    -----------    -----------     ----------        ----------
 Total net premiums
  (redemptions)....................    2,293,082      2,595,316      2,674,123        616,137           263,561
 Net Sub-Account transfers.........       85,024        364,022      1,595,619      3,020,641         2,082,432
 Net other transfers...............   (2,103,803)    (2,303,855)    (1,447,196)      (975,420)         (177,662)
                                     -----------    -----------    -----------     ----------        ----------
  Net (decrease) increase in net
   assets resulting from capital
   transactions....................      274,303        655,483      2,822,546      2,661,358         2,168,331
                                     -----------    -----------    -----------     ----------        ----------
NET CHANGE IN NET ASSETS...........    3,092,134     (1,021,684)     2,109,363      3,572,246         1,594,060
NET ASSETS -- BEGINNING OF
 PERIOD............................   15,929,814     16,951,498     14,842,135      1,594,060                --
                                     -----------    -----------    -----------     ----------        ----------
NET ASSETS -- END OF PERIOD........  $19,021,948    $15,929,814    $16,951,498     $5,166,306        $1,594,060
                                     ===========    ===========    ===========     ==========        ==========

                                          PIMCO TOTAL RETURN
                                              SUB-ACCOUNT
                                     -----------------------------
                                       FOR THE      FOR THE PERIOD
                                      YEAR ENDED    MAY 1, 2002 TO
                                     DECEMBER 31,    DECEMBER 31,
                                         2003            2002
                                     ------------   --------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
 Net investment (loss) income......  $   389,103     $   (55,100)
 Net realized (losses) gains from
  security transactions............      278,352          29,320
 Change in net unrealized
  appreciation (deprecation) of
  investments......................       81,019         343,965
                                     -----------     -----------
  Net increase (decrease) in net
   assets resulting from
   operations......................      748,474         318,185
                                     -----------     -----------
From capital transactions:
 Net premiums......................    6,449,772       1,153,449
 Redemptions.......................   (1,527,429)       (135,966)
                                     -----------     -----------
 Total net premiums
  (redemptions)....................    4,922,343       1,017,483
 Net Sub-Account transfers.........    9,142,667      10,385,033
 Net other transfers...............   (2,079,323)       (174,901)
                                     -----------     -----------
  Net (decrease) increase in net
   assets resulting from capital
   transactions....................   11,985,687      11,227,615
                                     -----------     -----------
NET CHANGE IN NET ASSETS...........   12,734,161      11,545,800
NET ASSETS -- BEGINNING OF
 PERIOD............................   11,545,800              --
                                     -----------     -----------
NET ASSETS -- END OF PERIOD........  $24,279,961     $11,545,800
                                     ===========     ===========

                       See Notes to Financial Statements.

             PIMCO INNOVATION             MET/AIM MID CAP CORE EQUITY       MET/AIM SMALL CAP GROWTH
               SUB-ACCOUNT                        SUB-ACCOUNT                     SUB-ACCOUNT
    ----------------------------------   -----------------------------   ------------------------------
      FOR THE        FOR THE PERIOD        FOR THE      FOR THE PERIOD     FOR THE      FOR THE PERIOD
     YEAR ENDED    JANUARY 14, 2002 TO    YEAR ENDED    MAY 1, 2002 TO    YEAR ENDED    MAY 1, 2002 TO
    DECEMBER 31,      DECEMBER 31,       DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
        2003              2002               2003            2002            2003            2002
    ------------   -------------------   ------------   --------------   ------------   ---------------
     $   (7,072)        $  (1,032)        $   13,977       $   (449)      $  (12,757)     $   (2,314)
         21,687          (177,812)             1,636         (1,711)         105,553         (12,284)
        526,988           (20,265)           399,111        (13,932)         704,818         (81,133)
     ----------         ---------         ----------       --------       ----------      ----------
        541,603          (199,109)           414,724        (16,092)         797,614         (95,731)
     ----------         ---------         ----------       --------       ----------      ----------
        408,951           131,808            437,915         82,277          539,325         198,445
        (66,341)             (148)           (25,464)        (8,039)         (30,595)        (10,244)
     ----------         ---------         ----------       --------       ----------      ----------
        342,610           131,660            412,451         74,238          508,730         188,201
      2,041,259           414,579          1,149,868        635,542        1,422,448       1,044,610
      1,073,742           (51,389)          (156,513)         9,162         (290,399)         (6,753)
     ----------         ---------         ----------       --------       ----------      ----------
      3,457,611           494,850          1,405,806        718,942        1,640,779       1,226,058
     ----------         ---------         ----------       --------       ----------      ----------
      3,999,214           295,741          1,820,530        702,850        2,438,393       1,130,327
        295,741                --            702,850             --        1,130,327              --
     ----------         ---------         ----------       --------       ----------      ----------
     $4,294,955         $ 295,741         $2,523,380       $702,850       $3,568,720      $1,130,327
     ==========         =========         ==========       ========       ==========      ==========

     HARRIS OAKMARK INTERNATIONAL              JANUS AGGRESSIVE GROWTH
              SUB-ACCOUNT                            SUB-ACCOUNT
     -----------------------------   --------------------------------------------
       FOR THE      FOR THE PERIOD     FOR THE        FOR THE      FOR THE PERIOD
      YEAR ENDED    MAY 1, 2002 TO    YEAR ENDED     YEAR ENDED    MAY 1, 2001 TO
     DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
         2003            2002            2003           2002            2001
     ------------   --------------   ------------   ------------   --------------
      $   52,464       $   (14)       $   (8,972)    $   (6,201)      $ (1,591)
          12,684          (277)         (258,917)       (97,313)          (798)
         581,719          (756)          718,951       (305,291)       (39,685)
      ----------       -------        ----------     ----------       --------
         646,867        (1,047)          451,062       (408,805)       (42,074)
      ----------       -------        ----------     ----------       --------
         240,079         7,235           554,767        416,795         64,937
          (4,166)           --           (61,581)       (36,161)       (26,573)
      ----------       -------        ----------     ----------       --------
         235,913         7,235           493,186        380,634         38,364
       4,358,614        24,381            95,782        545,333        940,157
         (49,105)         (298)         (345,110)       (50,462)       (48,875)
      ----------       -------        ----------     ----------       --------
       4,545,422        31,318           243,858        875,505        929,646
      ----------       -------        ----------     ----------       --------
       5,192,289        30,271           694,920        466,700        887,572
          30,271            --         1,354,272        887,572             --
      ----------       -------        ----------     ----------       --------
      $5,222,560       $30,271        $2,049,192     $1,354,272       $887,572
      ==========       =======        ==========     ==========       ========

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO FINANCIAL STATEMENTS--DECEMBER 31, 2003

1. BUSINESS. New England Variable Life Separate Account (the "Separate Account"), a separate account of New England Life Insurance Company ("NELICO") was established by NELICO's Board of Directors on January 31, 1983 to support NELICO's operations with respect to certain variable life policies ("Policies"). NELICO is a wholly owned stock life insurance subsidiary of Metropolitan Life Insurance Company ("Metropolitan Life"). The Separate Account was registered as a unit investment trust on June 8, 1983 under the Investment Company Act of 1940, as amended. It was established in accordance with the regulations of the Delaware Insurance Department and is now operating in accordance with the regulations of the Commonwealth of Massachusetts Division of Insurance. The Separate Account presently consists of forty-three sub-accounts that support variable life insurance policies.

The Separate Account is divided into sub-accounts invested in shares of the corresponding portfolios, series or funds (with the same name) of the Metropolitan Fund, American Fund, Fidelity Funds or Met Investors Fund, collectively, (the "Funds"). For convenience, the portfolios, series, and funds are referred to as "portfolios."

The assets of the Separate Account are registered in the name of NELICO. Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from NELICO's other assets and liabilities. The portion of the Separate Accounts assets applicable to the variable life insurance policies is not chargeable with liabilities arising out of any other business NELICO may conduct.

The table below represents the sub-accounts within the Separate Account:

Zenith Equity Sub-Account                      Morgan Stanley EAFE Index Sub-Account(a)
State Street Research Bond Income Sub-Account  MetLife Mid Cap Stock Index Sub-Account(a)
State Street Research Money Market             Franklin Templeton Small Cap Growth Sub-Account(b)
Sub-Account                                    State Street Research Investment Trust Sub-Account(b)
MFS Total Return Sub-Account                   State Street Research Large Cap Value Sub-Account(c)
Harris Oakmark Focused Value Sub-Account       Neuberger Berman Partners Mid Cap Value Sub-Account(b)
FI Structured Equity Sub-Account               Harris Oakmark Large Cap Value Sub-Account(c)
Loomis Sayles Small Cap Sub-Account            American Funds Growth Sub-Account(a)
Balanced Sub-Account                           American Funds Growth-Income Sub-Account(a)
Davis Venture Value Sub-Account                American Funds Global Small Cap Sub-Account(a)
Alger Equity Growth Sub-Account                Fidelity Equity-Income Sub-Account
Salomon Brothers U.S. Government Sub-Account   Fidelity Overseas Sub-Account
Salomon Brothers Strategic Bond Opportunities  Fidelity High Income Sub-Account
Sub-Account                                    Fidelity Asset Manager Sub-Account
MFS Investors Trust Sub-Account                T. Rowe Price Mid Cap Growth Sub-Account(b)
MFS Research Managers Sub-Account              PIMCO Total Return Sub-Account(c)
FI Mid Cap Opportunities Sub-Account(c)        PIMCO Innovation Sub-Account(b)
Janus Mid Cap Sub-Account                      Met/AIM Mid Cap Core Equity Sub-Account(c)
Met/Putnam Voyager Sub-Account                 Met/AIM Small Cap Growth Sub-Account(c)
Russell 2000 Index Sub-Account                 Harris Oakmark International Sub-Account(c)
FI International Stock Sub-Account             Janus Aggressive Growth Sub-Account(a)
State Street Research Aurora Sub-Account(a)
MetLife Stock Index Sub-Account
Lehman Brothers Aggregate Bond Index
Sub-Account(a)

(a) On May 1, 2001, operations commenced for the eight new sub-accounts added to the Separate Account on that date: State Street Research Aurora Sub-Account, Lehman Brothers Aggregate Bond Index Sub-Account, Morgan Stanley EAFE Index Sub-Account, MetLife Mid Cap Stock Index Sub-Account, Janus Aggressive Growth Sub-Account, American Funds Growth Sub-Account, American Funds Growth-Income Sub-Account and American Funds Global Small Cap Sub-Account.

(b) On January 14, 2002, operations commenced for five new sub-accounts added to the Separate Account on that date: Franklin Templeton Small Cap Growth Sub-Account, State Street Research Investment Trust Sub-Account, Neuberger Berman Partners Mid Cap Value Sub-Account, T. Rowe Price Mid Cap Growth Sub-Account and PIMCO Innovation Sub-Account.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

1. BUSINESS (CONTINUED)


(c) On May 1, 2002, operations commenced for the seven new sub-accounts added to the Separate Account on that date: FI Mid Cap Opportunities Sub-Account, State Street Research Large Cap Value Sub-Account, Harris Oakmark Large Cap Value Sub-Account, PIMCO Total Return Sub-Account, Met/AIM Mid Cap Core Equity Sub-Account, Met/AIM Small Cap Growth Sub-Account, and Harris Oakmark International Sub-Account.

2. SIGNIFICANT ACCOUNTING POLICIES. The financial statements included herein have been prepared in accordance with accounting principles generally accepted in the United States of America for variable life separate accounts registered as unit investment trusts.

A. VALUATION OF INVESTMENTS. Investments are made in the portfolios of the Funds and are valued at the reported net asset values of these portfolios. The investments of the Funds are valued at fair value. Money market fund investments are valued utilizing the amortized cost method of valuation.

B. SECURITY TRANSACTIONS. Purchases and sales are recorded on the trade date basis. Realized gains and losses on the sales of investments are computed on the basis of the identified cost of the investment sold. Income from dividends and gains from realized gain distributions are recorded on the ex-distribution date.

C. FEDERAL INCOME TAXES. The operations of the Separate Account are included in the Federal income tax return of NELICO, which is taxed as a life insurance company under the provisions of the Internal Revenue Code ("IRC"). Under the current provisions of the IRC, NELICO does not expect to incur Federal income taxes on the earnings of the Separate Account to the extent the earnings are credited under the policies. Based on this, no charge is being made currently to the Separate Account for Federal income taxes. NELICO will review periodically the status of this policy in the event of changes in the tax law. A charge may be made in future years for any Federal income taxes that would be attributed to the policies.

D. NET PREMIUMS. NELICO deducts a sales load and a state premium tax charge from premiums before amounts are allocated to the Separate Account. In the case of certain policies, NELICO also deducts a Federal income tax charge before amounts are allocated to the Separate Account. The Federal income tax charge is imposed in connection with certain policies to recover a portion of the Federal income tax adjustment attributable to policy acquisition expenses.

E. USE OF ESTIMATES. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported herein. Actual results could differ from those estimates.

F. PORTFOLIO AND OTHER TRANSFERS. Transfers among the sub-accounts are presented under the caption net portfolio transfers. Cost of insurance charges, policy loan activity, benefit payments and miscellaneous gains and losses are presented under the caption net other transfers.

3. EXPENSES. NELICO charges for the mortality and expense risk NELICO assumes. The mortality risk assumed by NELICO is the risk that insureds may live for shorter periods of time than NELICO estimated when setting its cost of insurance charges. The expense risk assumed by NELICO is the risk that the deductions for sales and administrative charges may prove insufficient to cover actual cost. If these deductions are insufficient to cover the cost of the mortality and expense risk assumed by NELICO, NELICO absorbs the resulting losses and makes sufficient transfers to the Separate Account from its General Account assets. Conversely, if those deductions are more than sufficient after the establishment of any contingency reserves deemed prudent or required by law, the excess is retained by NELICO. Under some versions of the policies, the charge is assessed daily against the Separate Account assets, and under others it is deducted monthly from policy cash values. The rate of the charge varies by policy version.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

4. PURCHASES AND SALES OF INVESTMENTS. The cost of purchases and proceeds from sales of investments for the year ended December 31, 2003 were as follows:

                                                              PURCHASES     SALES
                                                              ---------    --------
                                                                 (IN THOUSANDS)
Zenith Equity Sub-Account...................................  $ 29,300     $ 82,151
State Street Research Bond Income Sub-Account...............    23,422       19,943
State Street Research Money Market Sub-Account..............    32,895       42,202
MFS Total Return Sub-Account................................    11,604        7,342
Harris Oakmark Focused Value Sub-Account....................    22,520       13,767
FI Structured Equity Sub-Account............................     6,467       10,603
Loomis Sayles Small Cap Sub-Account.........................    11,824       15,351
Balanced Sub-Account........................................     3,559        3,060
Davis Venture Value Sub-Account.............................    33,005       29,565
Alger Equity Growth Sub-Account.............................    22,379       32,156
Salomon Brothers U.S. Government Sub-Account................       177          433
Salomon Brothers Strategic Bond Opportunities Sub-Account...       357          101
MFS Investors Trust Sub-Account.............................     1,205          921
MFS Research Managers Sub-Account...........................     1,798        2,154
FI Mid Cap Opportunities Sub-Account........................     2,007        1,053
Janus Mid Cap Sub-Account...................................     4,958        5,613
Met/Putnam Voyager Sub-Account..............................     1,943        1,825
Russell 2000 Index Sub-Account..............................     5,813        2,943
FI International Stock Sub-Account..........................     6,915        4,448
State Street Research Aurora Sub-Account....................    14,352        5,275
MetLife Stock Index Sub-Account.............................    23,267       21,787
Lehman Brothers Aggregate Bond Index Sub-Account............    11,256        5,986
Morgan Stanley EAFE Index Sub-Account.......................     3,145        1,105
MetLife Mid Cap Stock Index Sub-Account.....................     2,518          853
Franklin Templeton Small Cap Growth Sub-Account.............     2,173          873
State Street Research Investment Trust Sub-Account..........       506           34
State Street Research Large Cap Value Sub-Account...........     1,465           91
Neuberger Berman Partners Mid Cap Value Sub-Account.........     5,592        1,809
Harris Oakmark Large Cap Value Sub-Account..................     4,360          955
American Funds Growth Sub-Account...........................    40,379        5,845
American Funds Growth-Income Sub-Account....................    22,741        4,454
American Funds Global Small Cap Sub-Account.................     6,942        1,942
Fidelity Equity-Income Sub-Account..........................    12,098       17,303
Fidelity Overseas Sub-Account...............................    10,132       12,573
Fidelity High Income Sub-Account............................    14,138        7,967
Fidelity Asset Manager Sub-Account..........................     3,741        2,877
T. Rowe Price Mid Cap Growth Sub-Account....................     3,606          452
PIMCO Total Return Sub-Account..............................    16,455        3,905
PIMCO Innovation Sub-Account................................     2,791          429
Met/AIM Mid Cap Core Equity Sub-Account.....................     1,642          169
Met/AIM Small Cap Growth Sub-Account........................     2,720        1,007
Harris Oakmark International Sub-Account....................     4,754           86
Janus Aggressive Growth Sub-Account.........................     2,393        2,083
                                                              --------     --------
  Total.....................................................  $435,314     $375,491
                                                              ========     ========

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NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

5. FINANCIAL HIGHLIGHTS. The following table is a summary of total returns, expenses as a percentage of average net assets, excluding expenses for the underlying funds, and the investment income ratio to average net assets, for each of the three years in the period ended December 31, 2003 or lesser time period if applicable. The table shows the ranges of total returns of the sub-accounts for all variable life insurance policies investing in the Separate Account. The total return reflects the appropriate mortality and expense risk charge against sub-account assets, where applicable, for each type of variable life insurance policy. These figures do not reflect charges deducted from the premiums and the cash values of the policies. Such charges will affect the actual cash values and benefits of the policies.

                                                             STATE STREET         STATE STREET
                                                            RESEARCH BOND           RESEARCH            MFS TOTAL
                                       ZENITH EQUITY            INCOME            MONEY MARKET            RETURN
                                        SUB-ACCOUNT          SUB-ACCOUNT          SUB-ACCOUNT          SUB-ACCOUNT
                                     ------------------   ------------------   ------------------   ------------------
2003
Net Assets (In Thousands)..........  $          756,136   $          144,581   $          104,081   $           83,495
Investment Income Ratio to Average
 Net Assets(1).....................                0.26%                3.23%                0.79%                1.36%
Expenses as a Percent of Average
 Net Assets, Lowest to
 Highest(2)(4).....................       0.00% to 0.90%       0.00% to 0.90%       0.00% to 0.90%       0.00% to 0.90%
Total Return, Lowest to
 Highest(3)(4).....................     30.27% to 31.45%       4.90% to 5.85%      -0.10% to 0.81%     15.95% to 17.00%
2002
Net Assets (In Thousands)..........  $          622,855   $          137,283   $          112,701   $           68,206
Investment Income Ratio to Average
 Net Assets(1).....................                0.36%                4.74%                1.34%               11.66%
Expenses as a Percent of Average
 Net Assets, Lowest to
 Highest(2)(4).....................       0.00% to 0.90%       0.00% to 0.90%       0.00% to 0.90%       0.00% to 0.90%
Total Return, Lowest to
 Highest(3)(4).....................   -22.63% to -21.93%       7.48% to 8.45%        .51% to 1.42%     -6.23% to -5.38%
2001
Net Assets (In Thousands)..........  $          869,830   $          114,096   $           98,617   $           69,167
Investment Income Ratio to Average
 Net Assets(1).....................                1.51%                7.99%                3.76%               20.17%
Expenses as a Percent of Average
 Net Assets, Lowest to
 Highest(2)(4).....................       0.00% to 0.90%       0.00% to 0.90%       0.00% to 0.90%       0.00% to 0.90%
Total Return, Lowest to
 Highest(3)(4).....................   -17.18% to -16.43%       7.83% to 8.81%       3.04% to 3.98%     -4.67% to -3.80%

                                           HARRIS
                                          OAKMARK           FI STRUCTURED
                                       FOCUSED VALUE            EQUITY
                                        SUB-ACCOUNT          SUB-ACCOUNT
                                     ------------------   ------------------
2003
Net Assets (In Thousands)..........  $          165,660   $           76,081
Investment Income Ratio to Average
 Net Assets(1).....................                0.14%                0.72%
Expenses as a Percent of Average
 Net Assets, Lowest to
 Highest(2)(4).....................       0.00% to 0.90%       0.00% to 0.90%
Total Return, Lowest to
 Highest(3)(4).....................     31.47% to 32.66%     25.78% to 26.92%
2002
Net Assets (In Thousands)..........  $          117,335   $           64,281
Investment Income Ratio to Average
 Net Assets(1).....................                0.21%                0.91%
Expenses as a Percent of Average
 Net Assets, Lowest to
 Highest(2)(4).....................       0.00% to 0.90%       0.00% to 0.90%
Total Return, Lowest to
 Highest(3)(4).....................     -9.65% to -8.84%   -20.18% to -19.46%
2001
Net Assets (In Thousands)..........  $          101,042   $           84,825
Investment Income Ratio to Average
 Net Assets(1).....................                0.51%                0.90%
Expenses as a Percent of Average
 Net Assets, Lowest to
 Highest(2)(4).....................       0.00% to 0.90%       0.00% to 0.90%
Total Return, Lowest to
 Highest(3)(4).....................     26.63% to 27.78%    -14.70% to 13.93%

                                         FI MID CAP                                MET/PUTNAM          RUSSELL 2000
                                       OPPORTUNITIES        JANUS MID CAP           VOYAGER               INDEX
                                        SUB-ACCOUNT          SUB-ACCOUNT          SUB-ACCOUNT          SUB-ACCOUNT
                                     ------------------   ------------------   ------------------   ------------------
2003
Net Assets (In Thousands)..........  $            1,137   $           28,560   $            7,417   $           13,782
Investment Income Ratio to Average
 Net Assets(1).....................                2.59%                0.00%                0.00%                0.59%
Expenses as a Percent of Average
 Net Assets, Lowest to
 Highest(2)(4).....................       0.00% to 0.90%       0.00% to 0.90%       0.00% to 0.90%       0.00% to 0.90%
Total Return, Lowest to
 Highest(3)(4).....................     41.25% to 42.53%     33.38% to 34.58%     24.78% to 25.91%     44.76% to 46.07%
2002
Net Assets (In Thousands)..........  $               29   $           21,830   $            5,859   $            7,181
Investment Income Ratio to Average
 Net Assets(1).....................                0.00%                0.00%                0.00%                0.62%
Expenses as a Percent of Average
 Net Assets, Lowest to
 Highest(2)(4).....................       0.00% to 0.90%       0.00% to 0.90%       0.00% to 0.90%       0.00% to 0.90%
Total Return, Lowest to
 Highest(3)(4).....................   -18.95% to -18.10%   -29.63% to -28.99%   -29.55% to -28.91%   -21.18% to -20.46%
2001
Net Assets (In Thousands)..........  $               --   $           29,064   $            7,098   $            5,941
Investment Income Ratio to Average
 Net Assets(1).....................                  --                 0.00%                0.00%                0.25%
Expenses as a Percent of Average
 Net Assets, Lowest to
 Highest(2)(4).....................                  --        0.00% to 0.90%       0.00% to 0.90%       0.00% to 0.90%
Total Return, Lowest to
 Highest(3)(4).....................                  --    -38.23% to -37.54%   -31.45% to -30.82%      -0.04% to 0.87%

                                      FI INTERNATIONAL       STATE STREET
                                           STOCK           RESEARCH AURORA
                                        SUB-ACCOUNT          SUB-ACCOUNT
                                     ------------------   ------------------
2003
Net Assets (In Thousands)..........  $           35,669   $           57,204
Investment Income Ratio to Average
 Net Assets(1).....................                0.68%                0.00%
Expenses as a Percent of Average
 Net Assets, Lowest to
 Highest(2)(4).....................       0.00% to 0.90%       0.00% to 0.90%
Total Return, Lowest to
 Highest(3)(4).....................     26.90% to 28.04%     48.79% to 50.14%
2002
Net Assets (In Thousands)..........  $           25,460   $           30,801
Investment Income Ratio to Average
 Net Assets(1).....................                0.85%                0.56%
Expenses as a Percent of Average
 Net Assets, Lowest to
 Highest(2)(4).....................       0.00% to 0.90%       0.00% to 0.90%
Total Return, Lowest to
 Highest(3)(4).....................   -18.23% to -17.49%   -22.02% to -21.32%
2001
Net Assets (In Thousands)..........  $           22,924   $           16,974
Investment Income Ratio to Average
 Net Assets(1).....................                3.67%                0.00%
Expenses as a Percent of Average
 Net Assets, Lowest to
 Highest(2)(4).....................       0.00% to 0.90%       0.00% to 0.90%
Total Return, Lowest to
 Highest(3)(4).....................   -21.31% to -20.59%       -.60% to 0.00%

(a) On April 27, 2001, the MetLife Stock Index Portfolio (which commenced operations on May 1, 1990) was substituted for the Westpeak Stock Index Portfolio, which is no longer available for investment under the policies. Values on or before April 27, 2001 reflect performance of the Westpeak Stock Index Portfolio.

(1) These amounts represent the dividends, excluding distributions of capital gains, received by the sub-account from the underlying portfolio, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk charges. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying fund in which the sub-accounts invest.

(2) These ratios represent the annualized policy expense of the Separate Account, consisting primarily of mortality and expense risk charges for each period indicated.

(3) Each sub-account calculates a daily performance measure called a "unit value," which reflects changes in the underlying fund's net asset value per share, a daily charge against the sub-account for mortality and expense risks, and any dividend or capital gain distributions from the fund. The total return of a sub-account is calculated by taking the difference between the sub-account's ending unit value and the beginning unit value for the period and dividing it by the beginning unit value for the period.

(4) Differences in the fee structures result in a variety of expense ratios and total returns.

                                                                                                           SALOMON BROTHERS
      LOOMIS SAYLES                             DAVIS VENTURE            ALGER          SALOMON BROTHERS    STRATEGIC BOND
        SMALL CAP             BALANCED              VALUE            EQUITY GROWTH      U.S. GOVERNMENT     OPPORTUNITIES
       SUB-ACCOUNT          SUB-ACCOUNT          SUB-ACCOUNT          SUB-ACCOUNT         SUB-ACCOUNT        SUB-ACCOUNT
    ------------------   ------------------   ------------------   ------------------   ----------------   ----------------
    $143,155...........  $           18,487   $          302,685   $          225,356        $1,029             $1,638
                  0.00%                2.89%                0.36%                0.06%         1.90%              2.09%
         0.00% to 0.90%       0.00% to 0.90%       0.00% to 0.90%       0.00% to 0.90%         0.00%              0.00%
       35.24% to 36.47%     18.68% to 19.75%     29.70% to 30.87%     33.94% to 35.15%         1.68%             12.62%
    $107,870...........  $           15,537   $          229,191   $          175,111        $1,275             $1,224
                  0.11%                2.33%                0.90%                0.00%         3.86%              7.06%
         0.00% to 0.90%       0.00% to 0.90%       0.00% to 0.90%       0.00% to 0.90%         0.00%              0.00%
     -22.26% to -21.56%   -14.32% to -13.54%   -17.12% to -16.37%   -33.77% to -33.17%         7.94%              9.61%
    $141,425...........  $           17,810   $          269,022   $          270,827        $  852             $1,206
                  7.37%                4.11%                9.95%                6.20%         6.11%              8.15%
         0.00% to 0.90%       0.00% to 0.90%       0.00% to 0.90%       0.00% to 0.90%         0.00%              0.00%
        -9.65% to 8.83%     -5.31% to -4.45%   -11.95% to -11.14%   -12.82% to -12.02%         6.73%              6.82%


       MFS INVESTORS         MFS RESEARCH
           TRUST               MANAGERS
        SUB-ACCOUNT          SUB-ACCOUNT
     ------------------   ------------------
     $            5,441   $           10,124
                   0.31%                0.86%
          0.00% to 0.90%       0.00% to 0.90%
        20.76% to 21.85%     22.99% to 24.10%
     $            4,291   $            8,632
                   0.45%                0.17%
          0.00% to 0.90%       0.00% to 0.90%
      -20.93% to -20.21%   -24.80% to -24.12%
     $            4,687   $           12,798
                   0.43%                1.00%
          0.00% to 0.90%       0.00% to 0.90%
      -16.69% to -15.93%   -21.67% to -20.95%

                          LEHMAN BROTHERS                                                                       STATE STREET
         METLIFE             AGGREGATE          MORGAN STANLEY      METLIFE MID CAP     FRANKLIN TEMPLETON        RESEARCH
       STOCK INDEX           BOND INDEX           EAFE INDEX          STOCK INDEX        SMALL CAP GROWTH     INVESTMENT TRUST
      SUB-ACCOUNT(A)        SUB-ACCOUNT          SUB-ACCOUNT          SUB-ACCOUNT          SUB-ACCOUNT          SUB-ACCOUNT
    ------------------   ------------------   ------------------   ------------------   ------------------   ------------------
    $200,964...........  $           25,940   $            4,823   $            6,318   $           3,348    $              912
                  1.69%                6.15%                1.26%                0.45%               0.00%                 0.65%
         0.00% to 0.90%       0.00% to 0.90%       0.00% to 0.90%       0.00% to 0.90%      0.00% to 0.90%        0.00% to 0.90%
       27.05% to 28.20%       2.70% to 3.63%     36.40% to 37.64%     33.76% to 34.96%    43.63% to 44.93%      29.07% to 30.24%
    $158,369...........  $           21,335   $            1,741   $            3,391   $           1,307    $              322
                  1.69%                2.19%                0.34%                0.34%               0.00%                 0.34%
         0.00% to 0.90%       0.00% to 0.90%       0.00% to 0.90%       0.00% to 0.90%      0.00% to 0.90%        0.00% to 0.90%
     -23.02% to -22.33%      9.25% to 10.23%   -17.38% to -16.63%   -15.67% to -14.91%  -28.46% to -27.82%    -26.80% to -26.13%
    $201,127...........  $            4,487   $              514   $            1,115   $              --    $               --
                  3.68%                0.00%                0.00%                0.00%                 --                    --
         0.00% to 0.90%       0.00% to 0.90%       0.00% to 0.90%       0.00% to 0.90%                 --                    --
     -13.02% to -12.23%       4.18% to 4.81%   -16.69% to -16.19%     -1.45% to -0.85%                 --                    --

        STATE STREET      NEUBERGER BERMAN
          RESEARCH        PARTNERS PARTNERS
      LARGE CAP VALUE       MID CAP VALUE
        SUB-ACCOUNT          SUB-ACCOUNT
     ------------------   -----------------
     $            2,167   $           9,582
                   1.39%               0.26%
          0.00% to 0.90%      0.00% to 0.90%
        34.46% to 35.68%    35.29% to 36.52%
     $              440   $           3,904
                   0.91%               0.08%
          0.00% to 0.90%      0.00% to 0.90%
      -20.44% to -19.96%   -10.44% to -9.63%
     $               --   $              --
                     --                  --
                     --                  --
                     --                  --

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

5. FINANCIAL HIGHLIGHTS (CONTINUED)

                                          HARRIS
                                          OAKMARK         AMERICAN FUNDS      AMERICAN FUNDS      AMERICAN FUNDS
                                      LARGE CAP VALUE         GROWTH           GROWTH-INCOME     GLOBAL SMALL CAP
                                        SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT
                                     -----------------   -----------------   -----------------   -----------------
2003
Net Assets (In Thousands)..........  $          5,610    $         98,204    $         60,261    $         16,170
Investment Income Ratio to Average
 Net Assets(1).....................              0.00%               0.13%               1.18%               0.52%
Expenses as a Percent of Average
 Net Assets, Lowest to
 Highest(2)(4).....................     0.00% to 0.90%      0.00% to 0.90%      0.00% to 0.90%      0.00% to 0.90%
Total Return, Lowest to
 Highest(3)(4).....................   24.37% to 25.49%    35.58% to 36.81%    31.24% to 32.43%    52.15% to 53.53%
2002
Net Assets (In Thousands)..........  $          1,417    $         43,607    $         30,231    $          6,654
Investment Income Ratio to Average
 Net Assets(1).....................              1.16%               0.04%               1.36%               0.89%
Expenses as a Percent of Average
 Net Assets, Lowest to
 Highest(2)(4).....................     0.00% to 0.90%      0.00% to 0.90%      0.00% to 0.90%      0.00% to 0.90%
Total Return, Lowest to
 Highest(3)(4).....................  -17.58% to -17.08%  -25.13% to -24.45%  -19.08% to -18.34%  -19.78% to -19.05%
2001
Net Assets (In Thousands)..........  $             --    $         21,191    $         15,022    $          2,313
Investment Income Ratio to Average
 Net Assets(1).....................                --                6.64%               3.29%               1.65%
Expenses as a Percent of Average
 Net Assets, Lowest to
 Highest(2)(4).....................                --       0.00% to 0.90%      0.00% to 0.90%      0.00% to 0.90%
Total Return, Lowest to
 Highest(3)(4).....................                --    -14.64% to -14.12%   -3.30% to -2.52%    -8.63% to -8.07%


                                         FIDELITY            FIDELITY
                                       EQUITY-INCOME         OVERSEAS
                                        SUB-ACCOUNT         SUB-ACCOUNT
                                     -----------------   -----------------
2003
Net Assets (In Thousands)..........  $         157,938   $         120,188
Investment Income Ratio to Average
 Net Assets(1).....................               1.72%               0.77%
Expenses as a Percent of Average
 Net Assets, Lowest to
 Highest(2)(4).....................      0.00% to 0.90%      0.00% to 0.90%
Total Return, Lowest to
 Highest(3)(4).....................    29.16% to 30.33%    42.09% to 43.37%
2002
Net Assets (In Thousands)..........  $         128,014   $          85,622
Investment Income Ratio to Average
 Net Assets(1).....................               4.28%               0.81%
Expenses as a Percent of Average
 Net Assets, Lowest to
 Highest(2)(4).....................      0.00% to 0.90%      0.00% to 0.90%
Total Return, Lowest to
 Highest(3)(4).....................  -17.69% to -16.95%  -20.99% to -20.28%
2001
Net Assets (In Thousands)..........  $         168,899   $         106,604
Investment Income Ratio to Average
 Net Assets(1).....................               6.52%              16.20%
Expenses as a Percent of Average
 Net Assets, Lowest to
 Highest(2)(4).....................      0.00% to 0.90%      0.00% to 0.90%
Total Return, Lowest to
 Highest(3)(4).....................    -5.81% to -4.96%  -21.88% to -21.17%

(a) On April 27, 2001, the MetLife Stock Index Portfolio (which commenced operations on May 1, 1990) was substituted for the Westpeak Stock Index Portfolio, which is no longer available for investment under the policies. Values on or before April 27, 2001 reflect performance of the Westpeak Stock Index Portfolio.

(1) These amounts represent the dividends, excluding distributions of capital gains, received by the sub-account from the underlying portfolio, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk charges. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying fund in which the sub-accounts invest.

(2) These ratios represent the annualized policy expense of the Separate Account, consisting primarily of mortality and expense risk charges for each period indicated.

(3) Each sub-account calculates a daily performance measure called a "unit value," which reflects changes in the underlying fund's net asset value per share, a daily charge against the sub-account for mortality and expense risks, and any dividend or capital gain distributions from the fund. The total return of a sub-account is calculated by taking the difference between the sub-account's ending unit value and the beginning unit value for the period and dividing it by the beginning unit value for the period.

(4) Differences in fee structures result in a variety of expense ratios and total returns.

        FIDELITY            FIDELITY          T. ROWE PRICE         PIMCO             PIMCO               MET/AIM
       HIGH INCOME        ASSET MANAGER      MID CAP GROWTH     TOTAL RETURN       INNOVATION       MID CAP CORE EQUITY
       SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT       SUB-ACCOUNT       SUB-ACCOUNT          SUB-ACCOUNT
    -----------------   -----------------   -----------------   -------------   -----------------   -------------------
    $          28,579   $19,022...........  $           5,166   $      24,280   $           4,295    $           2,523
                 6.34%               3.39%               0.00%           2.79%               0.00%                1.38%
        0.00% to 0.90%      0.00% to 0.90%      0.00% to 0.90%  0.00% to 0.90%      0.00% to 0.90%       0.00% to 0.90%
      26.13% to 27.26%    16.92% to 17.97%    35.90% to 37.12%  3.58% to 4.52%    56.43% to 57.84%     25.29% to 26.42%
    $          18,661   $15,930...........  $           1,594   $      11,546   $             296    $             703
                 9.34%               3.85%               1.19%           0.00%               0.00%                0.24%
        0.00% to 0.90%      0.00% to 0.90%      0.00% to 0.90%  0.00% to 0.90%      0.00% to 0.90%       0.00% to 0.90%
        2.52% to 3.54%    -9.55% to -8.73%  -44.50% to -43.99%  6.44% to 7.08%  -51.01% to -50.57%   -14.70% to -14.18%
    $          15,289   $16,951...........  $              --   $          --   $              --    $              --
                12.44%               5.34%                 --              --                  --                   --
        0.00% to 0.90%      0.00% to 0.90%                 --              --                  --                   --
    -12.53% to -11.73%    -4.95% to -4.09%                 --              --                  --                   --

          MET/AIM         HARRIS OAKMARK           JANUS
     SMALL CAP GROWTH      INTERNATIONAL     AGGRESSIVE GROWTH
        SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT
     -----------------   -----------------   -----------------
     $          3,569    $          5,223    $           2,049
                 0.00%               2.22%                0.00%
        0.00% to 0.90%      0.00% to 0.90%       0.00% to 0.90%
      37.83% to 39.08%    34.16% to 35.37%     28.76% to 29.93%
     $          1,130    $             30    $           1,354
                 0.00%               0.30%                0.00%
        0.00% to 0.90%      0.00% to 0.90%       0.00% to 0.90%
     -24.11% to -23.65%  -15.77% to -15.64%  -31.19% to -30.56%
     $             --    $             --    $             888
                   --                  --                 0.00%
                   --                  --        0.00% to 0.90%
                   --                  --    -22.27% to -21.80%

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO FINANCIAL STATEMENTS -- (CONCLUDED)

6. CHANGE OF PORTFOLIO NAME AND PORTFOLIO MERGERS. Effective January 1, 2003, MFS Mid Cap Growth Portfolio changed sub-advisers from Massachusetts Financial Services to T. Rowe Price Associates Inc. and changed its name to T. Rowe Price Mid Cap Growth Portfolio; and State Street Research Concentrated International Portfolio changed sub-advisers from State Street Research & Management Company to Harris Associates L.P. and changed its name to Harris Oakmark International Portfolio.

Effective April 28, 2003, Janus Growth Portfolio of the Metropolitan Fund merged into the Janus Aggressive Growth Portfolio of the Met Investors Fund.

Effective May 1, 2003, Putnam Large Cap Growth Portfolio changed its name to Met/Putnam Voyager Portfolio.

Effective May 1, 2003, all series of the New England Zenith Fund became newly organized portfolios of the Metropolitan Fund. The reorganization had no effect on the investment objectives, policies or advisory fees of any series, nor was there any change in investment adviser or sub-adviser.

Effective December 16, 2003, Putnam International Stock Portfolio of the Metropolitan Fund changed its name to FI International Stock Portfolio.

                       NEW ENGLAND LIFE INSURANCE COMPANY
                              501 BOYLSTON STREET
                                BOSTON, MA 02116

                                    RECEIPT

This is to acknowledge receipt of a Zenith Survivorship Life 2002 Prospectus dated May 1, 2004. This Variable Life Insurance Policy is offered by New England Life Insurance Company.

-----------------------------------------------------       -----------------------------------------------------
                       (Date)                                               (Client's Signature)

                       NEW ENGLAND LIFE INSURANCE COMPANY

                              501 BOYLSTON STREET
                          BOSTON, MASSACHUSETTS 02116
                                 (617) 578-2000

                         ZENITH SURVIVORSHIP LIFE 2002

                                   SUPPLEMENT
                               DATED MAY 1, 2004
                                       TO
                          PROSPECTUS DATED MAY 1, 2004

This supplement is prepared for Owners of ZENITH SURVIVORSHIP LIFE 2002 Policies issued prior to May 1, 2004. It describes a difference between your Policy and the Policy as described in the current Zenith Survivorship Life 2002 prospectus.

If you add the Survivorship Level Term Insurance Rider to your Policy, you can choose to have the face amount of the rider added to the face amount of the base Policy for purposes of calculating the base Policy death benefit under your chosen death benefit option ("Inside Term"). If you choose not to do this, then the face amount of the rider will simply be added to the Policy proceeds ("Outside Term"). The Survivorship Level Term Insurance Rider described in the current Zenith Survivorship Life 2002 prospectus is only available as Outside Term.

Inside Term may provide greater potential for the cash value to grow relative to the death benefit. Outside Term may provide greater potential for a higher death benefit relative to the cash value; also, you may be able to convert Outside Term (but not Inside Term) coverage to permanent insurance. If you choose Outside Term, any death benefit increases required by the Internal Revenue Code will be triggered earlier than would be the case with Inside Term. These increases lead to a higher death benefit and higher cost of insurance charges. With our consent, you may change your choice at any time. However, to change from Inside Term to Outside Term, we require satisfactory evidence of insurability. For Policies issued in New York, the Survivorship Level Term Insurance Rider is available only as Outside Term.

If you chose the Guaranteed Death Benefit Rider at issue, a change in death benefit option, the addition of the Survivorship Level Term Insurance Rider as Outside Term, or a change under the rider from Inside Term to Outside Term, will terminate the Guaranteed Death Benefit Rider. For Policies issued in New York, the Guaranteed Death Benefit Rider will terminate upon a change in death benefit option, the addition of the Survivorship Level Term Insurance Rider, and at age 100 of the younger insured.

If you seek to reduce the overall cost of your insurance protection, it is generally to your economic advantage to include a significant portion or percentage of your insurance coverage under the Inside Term rider since both current and guaranteed charges for the Survivorship Level Term Insurance Rider are lower than those of the base Policy. Outside

VL-213-04

Term can also provide less expensive insurance protection than the base Policy for a period of time. However, because no portion of the Policy's cash value is attributable to the Outside Term rider, the cost of insurance for the Outside Term rider applies to the entire face amount of the rider and is not offset by any increases in the Policy's cash value. Therefore, the cost of Outside Term coverage can become expensive relative to the base Policy cost, particularly at higher attained ages.

For both Inside and Outside Term, the same Administrative Charge applies to the Survivorship Level Term Insurance Rider and the base Policy for the first three Policy years. After that, however, the Administrative Charge no longer applies to the Survivorship Level Term Insurance Rider. Regardless of any extended maturity endorsement, the Survivorship Level Term Insurance Rider terminates at age 100 of the younger insured.

For more information about term riders, see "Additional Benefits by Rider" in the Prospectus.

                       NEW ENGLAND LIFE INSURANCE COMPANY

                              501 BOYLSTON STREET
                          BOSTON, MASSACHUSETTS 02116
                                 (617) 578-2000

                         ZENITH SURVIVORSHIP LIFE 2002

                                   SUPPLEMENT

                               DATED MAY 1, 2004

                                       TO

                          PROSPECTUS DATED MAY 1, 2004


This supplement is prepared for Owners of ZENITH SURVIVORSHIP PLUS Policies. It describes certain differences between your Policy and the Policy as described in the current Zenith Survivorship Life 2002 prospectus.

1. The current Zenith Survivorship Life 2002 prospectus states that the sales charge in Policy years 2 through 10 is reduced from 11.5% to 9% if the initial face amount of the Policy, including the face amount of the Survivorship Level Term Insurance Rider, is at least $1,000,000. Under your Policy the sales charge in Policy years 2 through 10 is reduced from 11.5% to 9% if the base Policy face amount is at least $1,000,000.

2. The current Policy fee described in the current Zenith Survivorship Life 2002 prospectus is $12.50 per month in the first three Policy years and $5.50 per month thereafter. The current Policy fee under your Policy is $10.50 per month in the first three Policy years and $3.50 per month thereafter.

3. The current Zenith Survivorship Life 2002 prospectus states that the current Administrative Charge is $.08 per $1,000 of total Policy face amount in the first three Policy years and $.06 per $1,000 of base Policy face amount thereafter ($.035 per month in Policy year four and after if the total initial face amount is $1,000,000 or more). There is no extra Administrative Charge for insureds in an underwriting class below standard.

Under your Policy, the current basic Administrative Charge (that is, the charge that applies if both insureds are in a standard or better underwriting class) is $.07 per $1,000 of total Policy face amount (that is, base Policy plus Survivorship Level Term Insurance Rider) per month in the first three Policy years and $.05 per $1,000 of total Policy face amount per month thereafter ($.025 per month in Policy year four and after if the base Policy face amount is $1,000,000 or more). If either insured is in an underwriting class below standard, there is an extra charge of $.02 per $1,000 of total Policy face amount per month that applies on both a current and guaranteed basis. If only one of the insureds is in a class below standard, the extra charge applies in Policy years four through six, and if both insureds are in a class below standard, the extra charge applies in Policy years four through nine. Although we currently intend to apply the basic Administrative Charge to no more than $4,000,000 of total Policy face amount after the first Policy year, we will impose the extra charge on the total Policy face amount during the applicable period if one or both of the insureds are in an underwriting class below standard.

4. The current Zenith Survivorship Life 2002 prospectus provides that the smoker and nonsmoker aggregate underwriting classes are available for total Policy face amounts (base Policy plus Survivorship Level Term Insurance Rider) of up to $200,000, and the smoker preferred, nonsmoker preferred and nonsmoker standard classes are available for total face amounts of $200,000 or more. Under your Policy, the nonsmoker aggregate underwriting class was available for base Policy face amounts of up to $500,000, and the nonsmoker preferred and nonsmoker standard underwriting classes were available for base Policy face amounts of $500,000 or more. The smoker preferred and smoker aggregate underwriting classes are not available under your Policy.
VL-196-04

5. The Minimum Premium Guarantee period described in the current Zenith Survivorship Life 2002 prospectus is five years. The Minimum Premium Guarantee period under your Policy is three years.


6. If you add the Survivorship Level Term Insurance Rider to your Policy, you can choose to have the face amount of the rider added to the face amount of the base Policy for purposes of calculating the base Policy death benefit under your chosen death benefit option ("Inside Term"). If you choose not to do this, then the face amount of the rider will simply be added to the Policy proceeds ("Outside Term"). The Survivorship Level Term Insurance Rider described in the current Zenith Survivorship Life 2002 prospectus is only available as Outside Term.



Inside Term may provide greater potential for the cash value to grow relative to the death benefit. Outside Term may provide greater potential for a higher death benefit relative to the cash value; also, you may be able to convert Outside Term (but not Inside Term) coverage to permanent insurance. If you choose Outside Term, any death benefit increases required by the Internal Revenue Code will be triggered earlier than would be the case with Inside Term. These increases lead to a higher death benefit and higher cost of insurance charges. With our consent, you may change your choice at any time. However, to change from Inside Term to Outside Term, we require satisfactory evidence of insurability. For Policies issued in New York, the Survivorship Level Term Insurance Rider is available only as Outside Term.



If you chose the Guaranteed Death Benefit Rider at issue, a change in death benefit option, the addition of the Survivorship Level Term Insurance Rider as Outside Term, or a change under the rider from Inside Term to Outside Term, will terminate the Guaranteed Death Benefit Rider. For Policies issued in New York, the Guaranteed Death Benefit Rider will terminate upon a change in death benefit option, the addition of the Survivorship Level Term Insurance Rider, and at age 100 of the younger insured.



If you seek to reduce the overall cost of your insurance protection, it is generally to your economic advantage to include a significant portion or percentage of your insurance coverage under the Inside Term rider since both current and guaranteed charges for the Survivorship Level Term Insurance Rider are lower than those of the base Policy. Outside Term can also provide less expensive insurance protection than the base Policy for a period of time. However, because no portion of the Policy's cash value is attributable to the Outside Term rider, the cost of insurance for the Outside Term rider applies to the entire face amount of the rider and is not offset by any increases in the Policy's cash value. Therefore, the cost of Outside Term coverage can become expensive relative to the base Policy cost, particularly at higher attained ages.



For both Inside and Outside Term, the same Administrative Charge applies to the Survivorship Level Term Insurance Rider and the base Policy for the first three Policy years. After that, however, the Administrative Charge no longer applies to the Survivorship Level Term Insurance Rider. Regardless of any extended maturity endorsement, the Survivorship Level Term Insurance Rider terminates at age 100 of the younger insured.



For more information about term riders, see "Additional Benefits by Rider" in the Prospectus.

                         ZENITH SURVIVORSHIP LIFE 2002

                          FLEXIBLE PREMIUM ADJUSTABLE
                 VARIABLE SURVIVORSHIP LIFE INSURANCE POLICIES
                   NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                  ISSUED BY NEW ENGLAND LIFE INSURANCE COMPANY

                      STATEMENT OF ADDITIONAL INFORMATION
                                    (PART B)


                                  MAY 1, 2004



     This Statement of Additional Information is not a prospectus. This Statement of Additional Information relates to the Prospectus dated May 1, 2004 and should be read in conjunction therewith. A copy of the Prospectus may be obtained by writing to New England Securities Corporation ("New England Securities"), 501 Boylston Street, Boston, Massachusetts 02116.



VL-202-04




                                      SAI-1

                               TABLE OF CONTENTS


                                                               PAGE
                                                              ------
GENERAL INFORMATION AND HISTORY.............................   SAI-3
  The Company...............................................   SAI-3
  The Variable Account......................................   SAI-3
DISTRIBUTION OF THE POLICIES................................   SAI-3
ADDITIONAL INFORMATION ABOUT THE OPERATION OF THE
  POLICIES..................................................   SAI-4
  Dollar Cost Averaging.....................................   SAI-4
  Asset Rebalancing.........................................   SAI-4
  Payment of Proceeds.......................................   SAI-4
  Payment Options...........................................   SAI-5
ADDITIONAL INFORMATION ABOUT CHARGES........................   SAI-5
  Group or Sponsored Arrangements...........................   SAI-5
POTENTIAL CONFLICTS OF INTEREST.............................   SAI-6
LIMITS TO NELICO'S RIGHT TO CHALLENGE THE POLICY............   SAI-6
MISSTATEMENT OF AGE OR SEX..................................   SAI-6
REPORTS.....................................................   SAI-6
PERSONALIZED ILLUSTRATIONS..................................   SAI-7
PERFORMANCE DATA............................................   SAI-7
INVESTMENT ADVICE...........................................   SAI-7
LEGAL MATTERS...............................................   SAI-9
REGISTRATION STATEMENT......................................   SAI-9
EXPERTS.....................................................   SAI-9
FINANCIAL STATEMENTS........................................


                                      SAI-2

                        GENERAL INFORMATION AND HISTORY

THE COMPANY


     New England Life Insurance Company ("NELICO") was organized as a stock life insurance company in Delaware on September 9, 1980 and is licensed to sell life insurance in all states and the District of Columbia. Originally, NELICO was a wholly-owned subsidiary of New England Mutual Life Insurance Company ("New England Mutual"). On August 30, 1996, New England Mutual merged into Metropolitan Life Insurance Company ("MetLife"), a life insurance company whose principal office is New York, New York 10010. MetLife then became the parent of NELICO. MetLife is a wholly-owned subsidiary of MetLife, Inc., a publicly-traded company. MetLife, Inc., through its affiliates and subsidiaries, is a leading provider of insurance and other financial services to a broad spectrum of individual and institutional customers. In connection with the merger, NELICO changed its name from "New England Variable Life Insurance Company" to "New England Life Insurance Company" and changed its domicile from the State of Delaware to the Commonwealth of Massachusetts. NELICO's Home Office is located at 501 Boylston Street, Boston, Massachusetts 02116.


THE VARIABLE ACCOUNT

     We established the Variable Account as a separate investment account on January 31, 1983 under Delaware law. It became subject to Massachusetts law when we changed our domicile to Massachusetts on August 30, 1996. The Variable Account is the funding vehicle for the Policies, and other NELICO variable life insurance policies; these other policies impose different costs, and provide different benefits, from the Policies. The Variable Account meets the definition of a "separate account" under Federal securities laws, and is registered with the Securities and Exchange Commission (the "SEC") as a unit investment trust under the Investment Company Act of 1940. Registration with the SEC does not involve SEC supervision of the Variable Account's management or investments. However, the Massachusetts Insurance Commissioner regulates NELICO and the Variable Account, which are also subject to the insurance laws and regulations where the Policies are sold.

                          DISTRIBUTION OF THE POLICIES


     The Policies are offered to the public on a continuous basis. We anticipate continuing to offer the Policies, but reserve the right to discontinue the offering.



     New England Securities Corporation ("Distributor") serves as principal underwriter for the Policies. Distributor is a Massachusetts corporation organized in 1968 and a wholly-owned subsidiary of the Company, and its home address is located at 501 Boylston Street, Boston, Massachusetts 02116. Distributor is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of NASD, Inc. Distributor is not a member of the Securities Investor Protection Corporation. Distributor may enter into selling agreements with other broker-dealers ("selling firms") and compensate them for their services. Sales representatives are appointed as our insurance agents.



     Distributor received sales compensation with respect to the Variable Account in the following amounts during the periods indicated:



                                         AGGREGATE AMOUNT OF            AGGREGATE AMOUNT OF COMMISSIONS RETAINED
FISCAL YEAR                        COMMISSIONS PAID TO DISTRIBUTOR   BY DISTRIBUTOR AFTER PAYMENTS TO SELLING FIRMS
-----------                        -------------------------------   ----------------------------------------------
2003............................             $47,656,932                                   $0
2002............................             $82,764,079                                   $0
2001............................             $89,291,926                                   $0



     Distributor passes through commissions it receives to selling firms for their sales and does not retain any portion of it in return for its services as distributor for the Policies. Under the distribution arrangement, we pay the following sales expenses: sales representative training allowances; deferred compensation and insurance benefits of registered persons; advertising expenses; and all other expenses of distributing the Policies.


                                      SAI-3

           ADDITIONAL INFORMATION ABOUT THE OPERATION OF THE POLICIES

DOLLAR COST AVERAGING


     We may offer an automated transfer privilege called dollar cost averaging, under which the same dollar amount is transferred to selected Sub-Accounts (and/or the Fixed Account) periodically. Over time, more purchases of Eligible Fund shares are made when the value of those shares is low, and fewer shares are purchased when the value is high. As a result, a lower average cost of purchases may be achieved over the long term. This plan of investing allows you to take advantage of investment fluctuations, but does not assure a profit or protect against a loss in declining markets.


     Under this feature, you may request that a certain amount of your cash value be transferred on any selected business day of each month (or if not a day when the New York Stock Exchange is open, the next such day), from any one Sub-Account to one or more of the other Sub-Accounts (and/or the Fixed Account). We limit your allocation of cash value to no more than nine accounts (including the Fixed Account) at any one time. You must transfer a minimum of $100 to each account that you select under this feature. If, in the future, we exercise our right to limit the number of transfers or to impose a $25 charge for transfers in excess of 12 per Policy year, we reserve the right to count transfers made under the dollar cost averaging program against the total number of transfers allowed in a Policy year. You can select a dollar cost averaging program when you apply for the Policy or at a later date by contacting your registered representative. You may not participate in the dollar cost averaging program while you are participating in the asset rebalancing program. (See "Asset Rebalancing" below). You can cancel your use of the dollar cost averaging program at any time before a transfer date. Transfers will continue until you notify us to stop or there no longer is sufficient cash value in the Sub-Account from which you are transferring. There is no extra charge for this feature. We reserve the right to suspend dollar cost averaging at any time.

ASSET REBALANCING

     We may offer an asset rebalancing program for your cash value. Cash value allocated to the Sub-Accounts can be expected to increase or decrease at different rates. An asset rebalancing program automatically reallocates your cash value among the Sub-Accounts periodically to return the allocation to the allocation percentages you specify. Asset rebalancing is intended to transfer cash value from those accounts that have increased in value to those that have declined, or not increased as much, in value. Asset rebalancing does not guarantee profits, nor does it assure that you will not have losses.

     When available, you can select an asset rebalancing program when you apply for the Policy or at a later date. You specify the percentage allocations by which your cash value will be reallocated among the Sub-Accounts, as well as the frequency (using calender month-end, quarter-end or year-end dates). You may not participate in the asset rebalancing program while you are participating in the dollar cost averaging program. (See "Dollar Cost Averaging" above.) On the last day of your chosen period on which the New York Stock Exchange is open, we will transfer cash value among the Sub-Accounts as necessary to return the allocation to your specifications. Asset rebalancing will continue until you notify us in writing or by telephone to stop. If, in the future, we exercise our right to limit the number of transfers or to impose a $25 charge for transfers in excess of 12 per Policy year, we reserve the right to count transfers made under the asset rebalancing program against the total number of transfers allowed in a Policy year. There is no extra charge for this feature.

     Ask your registered representative about the availability of this feature.

PAYMENT OF PROCEEDS


     We may withhold payment of surrender or loan proceeds if those proceeds are coming from a Policy Owner's check, or from a premium transaction under our pre-authorized checking arrangement, which has not yet cleared. We may also delay payment while we consider whether to contest the Policy. We pay interest on the death benefit proceeds from the date they become payable to the date we pay them.


     The beneficiary can elect our Total Control Account program for payment of death proceeds at any time before we pay them. We establish a Total Control Account at a banking institution at the time for payment. The Total

                                      SAI-4

Control Account gives convenient access to the proceeds, which are maintained in our general account or that of an affiliate, through checkbook privileges with the bank.

     Normally we promptly make payments of cash value, or of any loan value available, from cash value in the Fixed Account. However, we may delay those payments for up to six months. We pay interest in accordance with state insurance law requirements on delayed payments.

PAYMENT OPTIONS


     We pay the Policy's death benefit and net cash value in one sum unless you or the payee choose a payment option for all or part of the proceeds. You can choose a combination of payment options. You can make, change or revoke the selection of payee or payment option before the last death under the Policy. You can contact your registered representative or our Designated Office for the procedure to follow. (See "Receipt of Communications and Payments at NELICO's Designated Office" in the prospectus.) The payment options available are fixed benefit options only and are not affected by the investment experience of the Variable Account. Once payments under an option begin, withdrawal rights may be restricted. Even if the death benefit under the Policy is excludible from income, payments under Payment Options may not be excludible in full. This is because earnings on the death benefit after the second insured's death are taxable and payments under the Payment Options generally include such earnings. You should consult a tax adviser as to the tax treatment of payments under Payment Options.


     The following payment options are available:

     (i) INCOME FOR A SPECIFIED NUMBER OF YEARS. We pay proceeds in equal monthly installments for up to 30 years, with interest at a rate not less than 3% a year, compounded yearly. Additional interest for any year is added to the monthly payments for that year.

     (ii) LIFE INCOME. We pay proceeds in equal monthly installments (i) during the life of the payee, (ii) for the longer of the life of the payee or 10 years, or (iii) for the longer of the life of the payee or 20 years.

     (iii)LIFE INCOME WITH REFUND. We pay proceeds in equal monthly installments during the life of the payee. At the payee's death, we pay any unpaid proceeds remaining either in one sum or in equal monthly installments until we have paid the total proceeds.

     (iv)INTEREST. We hold proceeds for the life of the payee or another agreed upon period. We pay interest of at least 3% a year monthly or add it to the principal annually. At the death of the payee, or at the end of the period agreed to, we pay the balance of principal and any interest in one sum.

     (v) SPECIFIED AMOUNT OF INCOME. We pay proceeds plus accrued interest of at least 3% a year in an amount and at a frequency elected until we have paid total proceeds. We pay any amounts unpaid at the death of the payee in one sum.

     (vi)LIFE INCOME FOR TWO LIVES. We pay proceeds in equal monthly installments (i) while either of two payees is living, (ii) for the longer of the life of the surviving payee or 10 years, or (iii) while the two payees are living and, after the death of one payee, we pay two-thirds of the monthly amount for the life of the surviving payee.

     You need our consent to use an option if the installment payments would be less than $20.

                      ADDITIONAL INFORMATION ABOUT CHARGES

GROUP OR SPONSORED ARRANGEMENTS

     We may issue the Policies to group or sponsored arrangements, as well as on an individual basis. A "group arrangement" includes a situation where a trustee, employer or similar entity purchases individual Policies covering a group of individuals. An example of such an arrangement is a non-qualified deferred compensation plan. A "sponsored arrangement" includes a situation where an employer or an association permits group solicitation of its employees or members for the purchase of individual Policies.

                                      SAI-5

     We may waive, reduce or vary any Policy charges under Policies sold to a group or sponsored arrangement. We may also raise the interest rate credited to loaned amounts under these Policies. The amount of the variations and our eligibility rules may change from time to time. In general, they reflect cost savings over time that we anticipate for Policies sold to the eligible group or sponsored arrangements and relate to objective factors such as the size of the group, its stability, the purpose of the funding arrangement and characteristics of the group members. These variations of charges do not apply to Policies sold in New York other than Policies sold to non-qualified deferred compensation plans of various types. Consult your registered representative for any variations that may be available and appropriate for your case.

     The United States Supreme Court has ruled that insurance policies with values and benefits that vary with the sex of the insured may not be used to fund certain employee benefit programs. We offer Policies that do not vary based on the sex of the insured to certain employee benefit programs. We recommend that employers consult an attorney before offering or purchasing the Policies in connection with an employee benefit program.

                        POTENTIAL CONFLICTS OF INTEREST

     The Eligible Funds' Boards of Trustees monitor events to identify conflicts that may arise from the sale of Eligible Fund shares to variable life and variable annuity separate accounts of affiliated and, if applicable, unaffiliated insurance companies and qualified plans. Conflicts could result from changes in state insurance law or Federal income tax law, changes in investment management of an Eligible Fund, or differences in voting instructions given by variable life and variable annuity contract owners and qualified plans, if applicable. If there is a material conflict, the Board of Trustees will determine what action should be taken, including the removal of the affected Sub-Accounts from the Eligible Fund(s), if necessary. If we believe any Eligible Fund action is insufficient, we will consider taking other action to protect Policy Owners. There could, however, be unavoidable delays or interruptions of operations of the Variable Account that we may be unable to remedy.

                LIMITS TO NELICO'S RIGHT TO CHALLENGE THE POLICY

     Generally, we can challenge the validity of your Policy or a rider during either insured's lifetime for two years (or less, if required by state law) from the date of issue, based on misrepresentations made in the application. We can challenge the portion of the death benefit resulting from an underwritten premium payment for two years (during either insured's lifetime) from the premium payment. However, if either insured dies within two years of the date of issue, we can challenge all or part of the Policy at any time, based on misrepresentations relating to that insured.

     You should notify us immediately upon the first death of an insured under the Policy. Even if premiums continue to be paid after the first death, we generally can contest the Policy or limit benefits under the suicide provision and terminate the Policy at any time, even beyond the two-year period, if we were not notified of a death that occurred during the period of contestability.

                           MISSTATEMENT OF AGE OR SEX

     If the application misstates either insured's age or sex, the Policy's death benefit is the amount that the most recent Monthly Deduction which was made would provide, based on the insureds' correct ages and, if the Policy is sex-based, correct sexes.

                                    REPORTS

     We will send you an annual statement showing your Policy's death benefit, cash value and any outstanding Policy loan principal. We will also confirm Policy loans, account transfers, lapses, surrenders and other Policy transactions when they occur.

     You will be sent periodic reports containing the financial statements of the Eligible Funds.

                                      SAI-6

                           PERSONALIZED ILLUSTRATIONS

     We may provide personalized illustrations showing how the Policies work based on assumptions about investment returns and the Policy Owner's and/or insureds' characteristics. The illustrations are intended to show how the death benefit, net cash value, and cash value could vary over an extended period of time assuming hypothetical gross rates of return (i.e., investment income and capital gains and losses, realized or unrealized) for the Variable Account equal to specified constant after-tax rates of return. One of the gross rates of return will be 0%. Gross rates of return do not reflect the deduction of any charges and expenses. The illustrations will be based on specified assumptions, such as face amount, premium payments, insureds, underwriting class, and death benefit option. Illustrations will disclose the specific assumptions upon which they are based. Values will be given based on guaranteed mortality and expense risk and other charges and may also be based on current mortality and expense risk and other charges.

     The illustrated death benefit, net cash value, and cash value for a hypothetical Policy would be different, either higher or lower, from the amounts shown in the illustration if the actual gross rates of return averaged the gross rates of return upon which the illustration is based, but varied above and below the average during the period, or if premiums were paid in other amounts or at other than annual intervals. For example, as a result of variations in actual returns, additional premium payments beyond those illustrated may be necessary to maintain the Policy in force for the periods shown or to realize the Policy values shown in particular illustrations even if the average rate of return is realized.

     Illustrations may also show the internal rate of return on the net cash value and the death benefit. The internal rate of return on the net cash value is equivalent to an interest rate (after taxes) at which an amount equal to the illustrated premiums could have been invested outside the Policy to arrive at the net cash value of the Policy. The internal rate of return on the death benefit is equivalent to an interest rate (after taxes) at which an amount equal to the illustrated premiums could have been invested outside the Policy to arrive at the death benefit of the Policy. Illustrations may also show values based on the historical performance of the Sub-Accounts of the Variable Account.



                                PERFORMANCE DATA

     We may provide information concerning the historical investment experience of the Sub-Accounts, including average annual net rates of return for periods of one, three, five, and ten years, as well as average annual net rates of return and total net rates of return since inception of the Eligible Funds. These net rates of return represent past performance and are not an indication of future performance. Cost of insurance, sales, premium tax, mortality and expense risk, and administrative charges, which can significantly reduce the return to the Policy Owner, are not reflected in these rates. The rates of return reflect only the fees and expenses of the underlying Eligible Funds. The net rates of return show performance from the inception of the Eligible Funds, which in some instances, may precede the inception date the corresponding Sub-Account.

                               INVESTMENT ADVICE

     The Variable Account invests in the Portfolios of the Metropolitan Series Fund, Inc. ("Met Series Fund"), the Met Investors Series Trust, and other unaffiliated open-end management investment companies that serve as investment vehicles for variable life and variable annuity separate accounts. MetLife Advisers, LLC ("MetLife Advisers") and Met Investors Advisory LLC ("Met Investors Advisory"), as the advisers to the Met Series Fund and the Met Investors Series Trust, respectively, may, from time to time, replace the sub-adviser of a Portfolio with a new sub-adviser. A number of sub-adviser changes have been made with respect to the Portfolios in which the Variable Account invests.

     MetLife Advisers (formerly known as New England Investment Management, Inc. which was formerly known as TNE Advisers, Inc.) became the investment adviser to the Portfolios of the Met Series Fund on May 1, 2001. Prior to May 1, 2001, Metropolitan Life Insurance Company was the investment adviser for all Portfolios of the Met Series Fund.

                                      SAI-7

     MetLife Advisers was also the investment adviser to each of the Series of the New England Zenith Fund ("Zenith Fund") until May 1, 2003, the date on which each Series became a Portfolio of the Met Series Fund. MetLife Advisers had been the adviser to all Series of the Zenith Fund since 1994, with the following exceptions: in the case of the Back Bay Advisors Money Market Series (currently, the State Street Research Money Market Portfolio), the Back Bay Advisors Bond Income Series (currently, the State Street Research Bond Income Portfolio), the Westpeak Value Growth Series (currently, the FI Value Leaders Portfolio), the Loomis Sayles Small Cap Series and the Loomis Sayles Avanti Growth Series (currently, the Harris Oakmark Focused Value Portfolio), MetLife Advisers became the adviser on May 1, 1995; and, in the case of the Capital Growth Series (currently, the Zenith Equity Portfolio), MetLife Advisers became the adviser on May 1, 2001.


     Met Investors Advisory (formerly known as Met Investors Advisory Corp. which was formerly known as Security First Investment Management) became the investment adviser for the Portfolios of the Met Investors Series Trust on February 12, 2001.

     The following is the sub-adviser history of the Met Series Fund Portfolios that, prior to April 28, 2003, were Series of the Zenith Fund:


     The sub-adviser to the FI Value Leaders Portfolio (formerly, the FI Structured Equity Portfolio which was formerly the Westpeak Growth and Income Series which was formerly the Westpeak Value Growth Series) was Westpeak Investment Advisors, L.P. until May 1, 2002, when Fidelity Management & Research Company became the sub-adviser. The sub-adviser to the State Street Research Money Market Portfolio (formerly, the Back Bay Advisors Money Market Series) and the State Street Research Bond Income Portfolio (formerly, the Back Bay Advisors Bond Income Series) was Back Bay Advisors, L.P. until July 1, 2001, when State Street Research & Management Company became the sub-adviser. The sub-adviser to the MFS Total Return Portfolio (formerly, the Back Bay Advisors Managed Series) was Back Bay Advisors, L.P. until July 1, 2001 when Massachusetts Financial Services Company became the sub-adviser. The sub-adviser to the Harris Oakmark Focused Value Portfolio (formerly, the Harris Oakmark Mid Cap Value Series which was formerly the Goldman Sachs Midcap Value Series which was formerly the Loomis Sayles Avanti Growth Series) was Loomis, Sayles and Company, L.P. until May 1, 1998, when Goldman Sachs Asset Management, a separate operating division of Goldman Sachs & Co., became the sub-adviser; Harris Associates L.P. became the sub-adviser on May 1, 2000. The sub-adviser to the Balanced Portfolio (formerly, the Loomis Sayles Balanced Series) was Loomis, Sayles and Company, L.P. until May 1, 2000, when Wellington Management Company, LLP became the sub-adviser. On or about April 30, 2004, the Balanced Portfolio merged with and into the MFS Total Return Portfolio and the Balanced Portfolio ceased to exist. The sub-adviser to the Westpeak Stock Index Series, which was replaced by the MetLife Stock Index Portfolio on April 27, 2001 and was formerly known as the Stock Index Series, was Back Bay Advisors, L.P. until August 1, 1993, when Westpeak Investment Advisors, L.P. became the sub-adviser.



     Prior to May 1, 2002, Capital Growth Management Limited Partnership was the sub-adviser to the Zenith Equity Portfolio. As of May 1, 2002, Capital Growth Management Limited Partnership ceased to be the sub-adviser to the Zenith Equity Portfolio and at that time, the Zenith Equity Portfolio became a "fund of funds" that invests equally in three other Portfolios of the Met Series Fund: the FI Value Leaders Portfolio, the Jennison Growth Portfolio and the Capital Guardian U.S. Equity Portfolio. The sub-advisers to these Portfolios are Fidelity Management & Research Company, Jennison Associates LLC and Capital Guardian Trust Company, respectively.



     The sub-adviser to the State Street Research Large Cap Growth Portfolio (formerly, the Alger Equity Growth Portfolio) was Fred Alger Management, Inc. until May 1, 2004, when State Street Research & Management Company became the sub-adviser. On May 1, 2004, the MFS Total Return Portfolio of the Met Series Fund replaced the VIP Asset Manager Portfolio of Fidelity(R) Variable Insurance Products. On or about April 30, 2004, the FI Mid Cap Opportunities Portfolio merged with and into the Janus Mid Cap Portfolio and immediately thereafter Fidelity Management & Research Company replaced Janus Capital Management LLC as the sub-adviser to the Portfolio, which then became known as the FI Mid Cap Opportunities Portfolio. On or about April 30, 2004, the MFS Research Managers Portfolio merged with and into the MFS Investors Trust Portfolio and the MFS Research Managers Portfolio ceased to exist.


                                      SAI-8

     The following is the sub-adviser history of the remaining Met Series Fund
Portfolios:


     Metropolitan Life Insurance Company became the sub-adviser to the Lehman Brothers(R) Aggregate Bond Index Portfolio, the MetLife Stock Index Portfolio, the MetLife Mid Cap Stock Index Portfolio, the Morgan Stanley EAFE(R) Index Portfolio and the Russell 2000(R) Index Portfolio on May 1, 2001. The sub-adviser to the FI International Stock Portfolio (formerly, the Putnam International Stock Portfolio) was Putnam Investment Management, LLC until December 16, 2003 when Fidelity Management & Research Company became the sub-adviser. On December 1, 2000, the Putnam International Stock Portfolio replaced the Morgan Stanley International Magnum Equity Series (formerly the Draycott International Equity Series) of the Zenith Fund. The sub-adviser to the Morgan Stanley International Magnum Equity Series was Draycott Partners, Ltd. until May 1, 1997, when Morgan Stanley Asset Management Inc. became the sub-adviser. On April 28, 2003, the Janus Growth Portfolio, formerly a Portfolio of the Met Series Fund, merged with and into the Janus Aggressive Growth Portfolio of the Met Investors Series Trust.


     The following is the sub-adviser history of the Met Investors Series Trust:


     The sub-adviser to the T. Rowe Price Mid-Cap Growth Portfolio (formerly, the MFS Mid Cap Growth Portfolio) was Massachusetts Financial Services Company until T. Rowe Price Associates, Inc. became the sub-adviser effective January 1, 2003. The sub-adviser to the Harris Oakmark International Portfolio (formerly, the State Street Research Concentrated International Portfolio) was State Street Research & Management Company until Harris Associates L.P. became the sub-adviser effective January 1, 2003.


                                 LEGAL MATTERS


     Legal matters in connection with the Policies have been passed on by Marie
C. Swift, Associate General Counsel of MetLife. Sutherland Asbill & Brennan LLP, of Washington, D.C., has provided legal advice on certain matters relating to the Federal securities laws.


                             REGISTRATION STATEMENT

     This Statement of Additional Information and the prospectus omit certain information contained in the Registration Statement which has been filed with the SEC. Copies of such additional information may be obtained from the SEC upon payment of the prescribed fee.

                                    EXPERTS


     The consolidated financial statements of NELICO and subsidiaries included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein (which report expresses an unqualified opinion and includes an explanatory paragraph referring to the change in the method of accounting for goodwill and other intangible assets to conform to Statement of Financial Accounting Standards No. 142), and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing. Deloitte & Touche LLP, 201 E. Kennedy Boulevard, Tampa, Florida 33602, serves as independent public accountants for the Variable Account and NELICO.



     Marian Zeldin, FSA, MAAA, Vice President and Actuary of MetLife has examined actuarial matters included in the Registration Statement, as stated in her opinion filed as an exhibit to the Registration Statement.


                                      SAI-9

NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES
 INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Stockholder of New England Life Insurance Company

We have audited the accompanying consolidated balance sheets of New England Life Insurance Company and subsidiaries (the "Company") as of December 31, 2003 and 2002, and the related consolidated statements of income, stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2003. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements present fairly, in all material respects, the consolidated financial position of New England Life Insurance Company and subsidiaries as of December 31, 2003 and 2002, and the consolidated results of their operations and their consolidated cash flows for each of the three years in the period ended December 31, 2003 in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 1 to the consolidated financial statements, effective January 1, 2002, the Company adopted the provisions of the Statement of Financial Accounting Standards No. 142, Goodwill and Other Intangible Assets.

DELOITTE & TOUCHE LLP

Tampa, Florida
April 8, 2004

              NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES
 CONSOLIDATED BALANCE SHEETS

DECEMBER 31, 2003 AND 2002
(DOLLARS IN MILLIONS, EXCEPT SHARE AND PER SHARE DATA)

                                                               2003       2002
                                                              -------    ------
ASSETS
Investments:
  Fixed maturities available-for-sale, at fair value
    (amortized cost: $667 and $658, respectively)...........  $   702    $  685
  Equity securities, at fair value (cost: $23 and $37,
    respectively)...........................................       35        36
  Mortgage loans on real estate.............................        9        --
  Policy loans..............................................      279       270
  Other limited partnership interests.......................       17        15
  Short-term investments....................................       25        53
  Other invested assets.....................................        1        --
                                                              -------    ------
      Total investments.....................................    1,068     1,059
                                                              -------    ------
Cash and cash equivalents...................................       33        87
Accrued investment income...................................       18        17
Premiums and other receivables..............................      212       180
Deferred policy acquisition costs...........................    1,241     1,240
Current income taxes receivable.............................        4        --
Other assets................................................       54        81
Separate account assets.....................................    7,566     5,425
                                                              -------    ------
      TOTAL ASSETS..........................................  $10,196    $8,089
                                                              =======    ======
LIABILITIES AND STOCKHOLDER'S EQUITY
LIABILITIES:
  Future policy benefits....................................  $   389    $  338
  Policyholder account balances.............................      854       748
  Other policyholder funds..................................      308       306
  Policyholder dividends payable............................        3         2
  Current income taxes payable..............................       --        16
  Deferred income taxes payable.............................       46        53
  Other liabilities.........................................      146       254
  Separate account liabilities..............................    7,566     5,425
                                                              -------    ------
      TOTAL LIABILITIES.....................................    9,312     7,142
                                                              -------    ------
STOCKHOLDER'S EQUITY:
Preferred stock, no par value; 1,000,000 shares authorized;
  100,000 issued and outstanding at December 31, 2003 and
  200,000 issued and outstanding at December 31, 2002.......       --        --
Common stock, par value $125 per share, 50,000 shares
  authorized; 20,000 shares issued and outstanding..........        3         3
Additional paid-in capital..................................      558       647
Retained earnings...........................................      299       273
Accumulated other comprehensive income......................       24        24
                                                              -------    ------
      TOTAL STOCKHOLDER'S EQUITY............................      884       947
                                                              -------    ------
      TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY............  $10,196    $8,089
                                                              =======    ======

          See accompanying notes to consolidated financial statements.

              NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES
 CONSOLIDATED STATEMENTS OF INCOME

FOR THE YEARS ENDED DECEMBER 31, 2003, 2002 AND 2001
(DOLLARS IN MILLIONS)

                                                              2003    2002    2001
                                                              ----    ----    ----
REVENUES
Premiums....................................................  $ 88    $ 91    $117
Universal life and investment-type product policy fees......   462     407     351
Net investment income.......................................    53      36      44
Other revenues..............................................   142     190     221
Net investment gains (losses)...............................     4     (11)     (1)
                                                              ----    ----    ----
        TOTAL REVENUES......................................   749     713     732
                                                              ----    ----    ----
EXPENSES
Policyholder benefits and claims............................   127     131     104
Interest credited to policyholder account balances..........    33      30      24
Policyholder dividends......................................     5       5       3
Other expenses..............................................   517     495     471
                                                              ----    ----    ----
        TOTAL EXPENSES......................................   682     661     602
                                                              ----    ----    ----
Income before provision for income taxes....................    67      52     130
Provision for income taxes..................................     6       7      39
                                                              ----    ----    ----
Income before cumulative effect of a change in accounting
  principle and minority interest...........................    61      45      91
Cumulative effect of a change in accounting, net of income
  taxes.....................................................    --     (15)     --
Minority interest...........................................   (32)    (25)    (20)
                                                              ----    ----    ----
NET INCOME..................................................  $ 29    $  5    $ 71
                                                              ====    ====    ====

          See accompanying notes to consolidated financial statements.

NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES
 CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY

FOR THE YEARS ENDED DECEMBER 31, 2003, 2002 AND 2001
(DOLLARS IN MILLIONS)

                                                                                       ACCUMULATED
                                                              ADDITIONAL                  OTHER
                                                     COMMON    PAID-IN     RETAINED   COMPREHENSIVE
                                                     STOCK     CAPITAL     EARNINGS   INCOME (LOSS)   TOTAL
                                                     ------   ----------   --------   -------------   -----
BALANCE AT DECEMBER 31, 2000.......................    $3       $ 647        $210          $(9)       $ 851
  Dividends on preferred stock.....................                            (8)                       (8)
  Comprehensive income:
    Net income.....................................                            71                        71
    Other comprehensive income:
      Unrealized investment gains, net of related
        offsets, reclassification adjustments and
        income taxes...............................                                         13           13
                                                                                                      -----
  Comprehensive income.............................                                                      84
                                                       --       -----        ----          ---        -----
BALANCE AT DECEMBER 31, 2001.......................     3         647         273            4          927
  Dividends on preferred stock.....................                            (5)                       (5)
  Comprehensive income:
    Net income.....................................                             5                         5
    Other comprehensive income:
      Unrealized investment gains, net of related
        offsets, reclassification adjustments and
        income taxes...............................                                         20           20
                                                                                                      -----
  Comprehensive income.............................                                                      25
                                                       --       -----        ----          ---        -----
BALANCE AT DECEMBER 31, 2002.......................     3         647         273           24          947
  Dividends on preferred stock.....................                            (3)                       (3)
  Redemption of preferred stock....................              (100)                                 (100)
  Sale of subsidiary to affiliate..................                11                                    11
  Comprehensive income:
    Net income.....................................                            29                        29
                                                                                                      -----
    Comprehensive income...........................                                                      29
                                                       --       -----        ----          ---        -----
BALANCE AT DECEMBER 31, 2003.......................    $3       $ 558        $299          $24        $ 884
                                                       ==       =====        ====          ===        =====

          See accompanying notes to consolidated financial statements.

NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES
 CONSOLIDATED STATEMENTS OF CASH FLOWS

FOR THE YEARS ENDED DECEMBER 31, 2003, 2002 AND 2001
(DOLLARS IN MILLIONS)

                                                               2003      2002      2001
                                                              -------   -------   -------
CASH FLOWS FROM OPERATING ACTIVITIES
Net Income..................................................  $    29   $     5   $    71
  Adjustments to reconcile net income to net cash used in
    operating activities:
    Depreciation and amortization expenses..................        7         6        11
    Amortization of premiums and accretion of discounts
     associated with investments, net.......................        5         1        (1)
    (Gains) losses from sales of investments and businesses,
     net....................................................       (4)       11         1
    Change in undistributed income of other limited
     partnership interest...................................       (2)        4        (8)
    Interest credited to other policyholder account
     balances...............................................       33        30        24
    Universal life and investment-type product policy
     fees...................................................     (462)     (407)     (351)
    Change in accrued investment income.....................       (1)        2         1
    Change in premiums and other receivables................      (36)       (1)      (45)
    Change in deferred policy acquisition costs, net........      (15)      (66)     (145)
    Change in insurance-related liabilities.................       48        79        68
    Change in income taxes payable..........................      (32)       (4)       37
    Change in other liabilities.............................     (100)      104       (28)
  Other, net................................................       76        86       126
                                                              -------   -------   -------
Net cash used in operating activities.......................     (454)     (150)     (239)
                                                              -------   -------   -------
CASH FLOWS FROM INVESTING ACTIVITIES
  Sales, maturities and repayments of:
    Fixed maturities........................................      195       176       135
    Equity securities.......................................       32        14        --
    Other limited partnership interests.....................        1         2        --
  Purchases of:
    Fixed maturities........................................     (194)     (550)     (226)
    Equity securities.......................................      (18)       --        (5)
    Mortgage loans on real estate...........................       (9)       --        --
    Other limited partnership interests.....................       --        (2)      (12)
  Net change in short-term investments......................       20       (53)       10
  Net change in policy loans................................       (9)       (8)      (28)
  Sale of subsidiary to affiliate...........................       11        --        --
  Other, net................................................       (1)       26        (5)
                                                              -------   -------   -------
Net cash provided by (used in) investing activities.........       28      (395)     (131)
                                                              -------   -------   -------
CASH FLOWS FROM FINANCING ACTIVITIES
  Policyholder account balances:
    Deposits................................................    1,632     1,534     2,207
    Withdrawals.............................................   (1,157)   (1,107)   (1,733)
  Redemption of preferred stock.............................     (100)       --        --
  Dividends on preferred stock..............................       (3)       (5)       (8)
                                                              -------   -------   -------
Net cash provided by financing activities...................      372       422       466
                                                              -------   -------   -------
Change in cash and cash equivalents.........................      (54)     (123)       96
Cash and cash equivalents, beginning of year................       87       210       114
                                                              -------   -------   -------
CASH AND CASH EQUIVALENTS, END OF YEAR......................  $    33   $    87   $   210
                                                              =======   =======   =======
Supplemental disclosures of cash flow information:
  Cash paid during the period for:
    Interest................................................  $     1   $     1   $     2
                                                              =======   =======   =======
  Income taxes..............................................  $    38   $     5   $     9
                                                              =======   =======   =======
  Non-cash transactions during the year:
    Business dispositions -- assets.........................       22        --        --
                                                              =======   =======   =======
    Business dispositions -- liabilities....................       10        --        --
                                                              =======   =======   =======

          See accompanying notes to consolidated financial statements.

NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BUSINESS

New England Life Insurance Company ("NELICO") and its subsidiaries (the "Company") is a wholly owned stock life insurance subsidiary of Metropolitan Life Insurance Company ("Metropolitan Life"), which is a wholly owned subsidiary of MetLife, Inc. ("MetLife"). The Company was formally, a wholly owned subsidiary of Met New England Holdings, Inc. ("MNEHP"), which was dissolved into Metropolitan Life, its parent, on April 12, 2003. The Company is headquartered in Boston, Massachusetts as a Massachusetts chartered company. The Company principally provides variable life insurance and variable annuity contracts through a network of general agencies and independent brokers located throughout the United States. The Company also provides participating and non-participating traditional life insurance, pension products, as well as, group life, medical, and disability coverage.

The principal subsidiaries of which NELICO owns 100% of the outstanding common stock are: New England Pension and Annuity Company ("NEPA") and Newbury Insurance Company, Limited ("Newbury") for insurance operations and, New England Securities Corporation ("NES") for non-insurance operations. NELICO owns a majority interest in MetLife Advisors LLC ("Advisors") and New England Financial Distributors LLC ("NEFD").

N.L. Holding Corporation ("NLHC") and Nathan and Lewis Associates, Inc. ("NLA") which were sold to MetLife in 2003; Nathan and Lewis Securities ("NLS") which was merged into Walnut Street Securities ("WSS"), a wholly owned subsidiary of MetLife, in 2003; New England Life Holdings, Inc. ("NELHC") was dissolved in 2003, and are included in the accompanying financial statements until the date of transaction. See Note 11.

The principal business activities of the subsidiaries are disclosed below.

NEPA was incorporated under the laws of the State of Delaware on September 12, 1980. NEPA holds licenses to sell annuity contracts in 22 states, but is currently not actively engaged in the sale or distribution of insurance products.

Newbury was incorporated in Bermuda on May 1, 1987, and is registered as a Class 2 insurer under The Insurance Act of 1978 (Bermuda). Newbury provides professional liability and personal injury coverage to the agents of NELICO through a facultative reinsurance agreement with Lexington Insurance Company. Effective September 1, 1999, Newbury began providing errors and omissions coverage to certain of the life insurance agents of Metropolitan Life through a facultative reinsurance agreement with Fireman's Fund Insurance Company.

NES, a National Association of Securities Dealers ("NASD") registered broker/dealer, conducts business as a wholesale distributor of investment products through the sales force of NELICO. Established in 1968, NES offers a range of investment products including mutual funds, investment partnerships, and individual securities. In 1994, NES became a Registered Investment Advisor with the Securities and Exchange Commission ("SEC"), and now offers individually managed portfolios. NES is the national distributor for variable annuity and variable life products issued by NELICO.

Advisors, which changed its name from New England Investment Management LLC in May 2001, was incorporated on August 26, 1994, and is registered as an investment adviser with the SEC, under the Investment Advisers Act of 1940. Advisors was organized to serve as an investment adviser to certain series of the New England Zenith Fund and certain other Metropolitan Life funds. Prior to January 1, 2001, Advisors was owned 100% by NELICO. On January 1, 2001 NELICO entered into an agreement with certain affiliated entities whereby those entities received a non-voting equity interest in Advisors NELICO retained 100% of the voting interests.

NLHC engages in securities brokerage, dealer trading in fixed income securities, over the counter stock, unit investment trusts, and the sale of insurance related products and annuities, sold through licensed brokers and independent agents. NLS, a wholly owned subsidiary of NLHC, is a NASD registered broker/dealer. NLA, a wholly owned subsidiary of NLHC, is a general insurance agent which sells insurance policies and other insurance related products through its licensed brokers and independent agents.

NEFD was incorporated in Delaware on November 5, 1999. NEFD is licensed as an insurance agency to facilitate the distribution of insurance and other financial products, including securities.

NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

BASIS OF PRESENTATION

The accompanying consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP").

The preparation of financial statements requires management to adopt accounting policies and make estimates and assumptions that affect amounts reported in the consolidated financial statements. The critical accounting policies, estimates, and related judgments underlying the Company's consolidated financial statements are summarized below. In applying these policies, management makes subjective and complex judgments that frequently require estimates about matters that are inherently uncertain. Many of these policies, estimates and related judgments are common in the insurance and financial services industries; others are specific to the Company's businesses and operations.

The accompanying consolidated financial statements include the accounts of NELICO and its subsidiaries, and other limited partnerships in which the Company has a majority voting interest or general partner interest with limited removal rights by limited partners. Intercompany accounts and transactions have been eliminated. In addition, the Company has established a minority interest for the portion of the net income of Advisors not attributable to the Company's ownership of $32 million, $25 million, and $20 million for the years ended December 31, 2003, 2002 and 2001, respectively. Minority interest in the stockholder's equity of the Company was less than $1 million as of December 31, 2003 and 2002, respectively.

The Company uses the equity method of accounting for investments in real estate joint ventures and other limited partnership interests in which it has more than a minor equity interest or more than minor influence over the partnership's operations, but does not have a controlling interest. The Company uses the cost method of accounting for interests in which it has a minor equity investment and virtually no influence over the partnership's operations.

Certain amounts in the prior years' consolidated financial statements have been reclassified to conform with the 2003 presentation.

INVESTMENTS

The Company's principal investments are in fixed maturities and mortgage loans, which are exposed to three primary sources of investment risk: credit, interest rate and market valuation. The financial statement risks are those associated with the recognition of impairments and income, as well as the determination of fair values. The assessment of whether impairments have occurred is based on management's case-by-case evaluation of the underlying reasons for the decline in fair value. Management considers a wide range of factors about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for near-term recovery. Inherent in management's evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential. Considerations used by the Company in the impairment evaluation process include, but are not limited to: (i) the length of time and the extent to which the market value has been below amortized cost; (ii) the potential for impairments of securities when the issuer is experiencing significant financial difficulties; (iii) the potential for impairments in an entire industry sector or sub-sector; (iv) the potential for impairments in certain economically depressed geographic locations; (v) the potential for impairments of securities where the issuer, series of issuers or industry has suffered a catastrophic type of loss or has exhausted natural resources; and
(vi) other subjective factors, including concentrations and information obtained from regulators and rating agencies. In addition, the earnings on certain investments are dependent upon market conditions, which could result in prepayments and changes in amounts to be earned due to changing interest rates or equity markets. The determination of fair values in the absence of quoted market values is based on: (i) valuation methodologies; (ii) securities the Company deems to be comparable; and (iii) assumptions deemed appropriate given the circumstances. The use of different methodologies and assumptions may have a material effect on the estimated fair value amounts.

The Company's fixed maturity and equity securities are classified as available-for-sale and are reported at their estimated fair value. Unrealized investment gains and losses on securities are recorded as a separate component of other comprehensive income or loss, net of policyholder related amounts and deferred income taxes. The cost of fixed maturity and equity securities is adjusted for impairments in value deemed to be other-than-temporary. These

NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

adjustments are recorded as investment losses. Investment gains and losses on sales of securities are determined on a specific identification basis. All security transactions are recorded on a trade date basis.

Mortgage loans on real estate are stated at amortized cost, net of valuation allowances. Valuation allowances are established for the excess carrying value of the mortgage loan over its estimated fair value when it is probable that, based upon current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan agreement. Such valuation allowances are based upon the present value of expected future cash flows discounted at the loan's original effective interest rate or the collateral value if the loan is collateral dependent. The Company also establishes allowances for loan loss when a loss contingency exists for pools of loans with similar characteristics based on property types and loan to value risk factors. A loss contingency exists when the likelihood that a future event will occur is probable based on past events. Changes in valuation allowances are included in net investment gains and losses. Interest income earned on impaired loans is accrued on the principal amount of the loan based on the loan's contractual interest rate. However, interest ceases to be accrued for loans on which interest is generally more than 60 days past due and/or where the collection of interest is not considered probable. Cash receipts on impaired loans are recorded as a reduction of the recorded investment.

Policy loans are stated at unpaid principal balances.

Short-term investments are stated at amortized cost, which approximates fair value.

VARIABLE INTEREST ENTITIES

During 2003, the Financial Accounting Standard Board ("FASB") Interpretation No. ("FIN") 46 Consolidation of Variable Interest Entities - An Interpretation of ARB No. 51 ("FIN 46") and its December 2003 revision ("FIN 46(r)") established new accounting guidance relating to the consolidation of variable interest entities ("VIEs"). The Company is required to consolidate any VIE for which it is determined that the Company is the primary beneficiary. The adoption of FIN 46 and FIN 46(r) did not have a significant impact on the Company's consolidated financial statements.

DERIVATIVE FINANCIAL INSTRUMENTS

The Company enters into freestanding derivative transactions primarily to manage the risk associated with variability in cash flows or changes in fair values related to the Company's financial assets and liabilities or to changing fair values. The associated financial statement risk is the volatility in net income which can result from (i) changes in fair value of derivatives not qualifying as accounting hedges; (ii) ineffectiveness of designated hedges; and (iii) counterparty default. In addition, there is a risk that embedded derivatives requiring bifurcation are not identified and reported at fair value in the consolidated financial statements. Accounting for derivatives is complex, as evidenced by significant authoritative interpretations of the primary accounting standards which continue to evolve, as well as the significant judgments and estimates involved in determining fair value in the absence of quoted market values. These estimates are based on valuation methodologies and assumptions deemed appropriate in the circumstances. Such assumptions include estimated volatility and interest rates used in the determination of fair value where quoted market values are not available. The use of different assumptions may have a material effect on the estimated fair value amounts.

The Company uses derivative instruments to manage risk through one of five principal risk management strategies, the hedging of: (i) liabilities; (ii) invested assets; (iii) portfolios of assets or liabilities; (iv) net investments in certain foreign operations; and (v) firm commitments and forecasted transactions. The Company's derivative hedging strategy employs a variety of instruments, including financial futures, financial forwards, interest rate, credit default and foreign currency swaps, foreign currency forwards, and options, including caps and floors.

On the date the Company enters into a derivative contract, management designates the derivative as a hedge of the identified exposure (fair value, cash flow or foreign currency). If a derivative does not qualify for hedge accounting, according to Statement of Financial Accounting Standards ("SFAS") No. 133, Accounting for Derivative Instruments and Hedging Activities, as amended ("SFAS 133"), the changes in its fair value and all scheduled periodic settlement receipts and payments are reported in net investment gains or losses.

NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

The Company formally documents all relationships between hedging instruments and hedged items, as well as its risk management objective and strategy for undertaking various hedge transactions. In this documentation, the Company specifically identifies the asset, liability, firm commitment, foreign operation, or forecasted transaction that has been designated as a hedged item, states how the hedging instrument is expected to hedge the risks related to the hedged item, and sets forth the method that will be used to retrospectively and prospectively assess the hedging instruments effectiveness and the method that will be used to measure hedge ineffectiveness. The Company generally determines hedge effectiveness based on total changes in fair value of a derivative instrument. The Company discontinues hedge accounting prospectively when: (i) it is determined that the derivative is no longer effective in offsetting changes in the fair value or cash flows of a hedged item; (ii) the derivative expires or is sold, terminated, or exercised; (iii) the derivative is de-designated as a hedge instrument; (iv) it is probable that the forecasted transaction will not occur; (v) a hedged firm commitment no longer meets the definition of a firm commitment; or (vi) management determines that designation of the derivative as a hedge instrument is no longer appropriate.

The Company designates and accounts for the following as cash flow hedges, when they have met the effectiveness requirements of SFAS 133: (i) various types of interest rate swaps to convert floating rate investments to fixed rate investments; (ii) various types of interest rate swaps to convert floating rate liabilities into fixed rate liabilities; (iii) receive U.S. dollar fixed on foreign currency swaps to hedge the foreign currency cash flow exposure of foreign currency denominated investments; (iv) foreign currency forwards to hedge the exposure of future payments or receipts in foreign currencies; and (v) other instruments to hedge the cash flows of various other forecasted transactions. For all qualifying and highly effective cash flow hedges, the effective portion of changes in fair value of the derivative instrument is reported in other comprehensive income or loss. The ineffective portion of changes in fair value of the derivative instrument is reported in net investment gains or losses. Hedged forecasted transactions, other than the receipt or payment of variable interest payments, are not expected to occur more than 12 months after hedge inception.

The Company designates and accounts for the following as fair value hedges when they have met the effectiveness requirements of SFAS 133: (i) various types of interest rate swaps to convert fixed rate investments to floating rate investments; (ii) receive U.S. dollar floating on foreign currency swaps to hedge the foreign currency fair value exposure of foreign currency denominated investments; (iii) pay U.S. dollar floating on foreign currency swaps to hedge the foreign currency fair value exposure of foreign currency, denominated liabilities and (iv) other instruments to hedge various other fair value exposures of investments. For all qualifying and highly effective fair value hedges, the changes in fair value of the derivative instrument are reported as net investment gains or losses. In addition, changes in fair value attributable to the hedged portion of the underlying instrument are reported in net investment gains and losses.

When hedge accounting is discontinued because it is determined that the derivative no longer qualifies as an effective fair value hedge, the derivative continues to be carried on the consolidated balance sheet at its fair value, but the hedged asset or liability will no longer be adjusted for changes in fair value. When hedge accounting is discontinued because the hedged item no longer meets the definition of a firm commitment, the derivative continues to be carried on the consolidated balance sheet at its fair value, and any asset or liability that was recorded pursuant to recognition of the firm commitment is removed from the consolidated balance sheet and recognized as a net investment gain or loss in the current period. When hedge accounting is discontinued because it is probable that a forecasted transaction will not occur, the derivative continues to be carried on the consolidated balance sheet at its fair value, and gains and losses that were accumulated in other comprehensive income or loss are recognized immediately in net investment gains or losses. When the hedged forecasted transaction is no longer probable, but is reasonably possible, the accumulated gain or loss remains in other comprehensive income or loss and is recognized when the transaction affects net income or loss; however, prospective hedge accounting for the transaction is terminated. In all other situations in which hedge accounting is discontinued, the derivative is carried at its fair value on the consolidated balance sheet, with changes in its fair value recognized in the current period as net investment gains or losses.

The Company may enter into contracts that are not themselves derivative instruments but contain embedded derivatives. For each contract, the Company assesses whether the economic characteristics of the embedded derivative are clearly and closely related to those of the host contract and determines whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument.

NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

If it is determined that the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and that a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is separated from the host contract and accounted for as a stand-alone derivative. Such embedded derivatives are recorded on the consolidated balance sheet at fair value and changes in their fair value are recognized in the current period in net investment gains or losses. If the Company is unable to properly identify and measure an embedded derivative for separation from its host contract, the entire contract is carried on the consolidated balance sheet at fair value, with changes in fair value recognized in the current period as net investment gains or losses.

CASH AND CASH EQUIVALENTS

The Company considers all investments purchased with an original maturity of three months or less to be cash equivalents.

PROPERTY, EQUIPMENT AND COMPUTER SOFTWARE

Property and equipment, which are included in other assets, are stated at cost, less accumulated depreciation and amortization. Depreciation is determined using the straight-line method over the estimated useful lives of the assets. The estimated life for company occupied real estate property is generally 40 years. Estimated lives range from three to five years for property and equipment. Accumulated depreciation and amortization of property and equipment was $5 million and $7 million at December 31, 2003 and 2002, respectively. Related depreciation and amortization expense was $467 thousand, $1 million and $1 million for the years ended December 31, 2003, 2002 and 2001, respectively. During 2002, the Company received $27 million from Metropolitan Life for the purchase of the Company's computers, furniture and other fixed assets at net book value.

Computer software, which is included in other assets, is stated at cost, less accumulated amortization. Purchased software costs, as well as internal and external costs incurred to develop internal-use computer software during the application development stage, are capitalized. Such costs are amortized generally over a three-year period using the straight-line method. Accumulated amortization of capitalized software was $22 million and $15 million at December 31, 2003 and 2002, respectively. Related amortization expense was $7 million, $5 million and $8 million for the years ended December 31, 2003, 2002 and 2001, respectively.

DEFERRED POLICY ACQUISITION COSTS

The Company incurs significant costs in connection with acquiring new and renewal insurance business. These costs, which vary with and are primarily related to the production of that business, are deferred. The recovery of such costs is dependent upon the future profitability of the related business. The amount of future profit is dependent principally on investment returns in excess of the amounts credited to policyholders, mortality, morbidity, persistency, interest crediting rates, expenses to administer the business, creditworthiness of reinsurance counterparties and certain economic variables, such as inflation. Of these factors, the Company anticipates that investment returns are most likely to impact the rate of amortization of such costs. The aforementioned factors enter into management's estimates of gross margins and profits, which generally are used to amortize such costs. Revisions to estimates result in changes to the amounts expensed in the reporting period in which the revisions are made and could result in the impairment of the asset and a charge to income if estimated future gross margins and profits are less than amounts deferred. In addition, the Company utilizes the reversion to the mean assumption, a standard industry practice, in its determination of the amortization of deferred policy acquisition costs ("DAC"). This practice assumes that the expectation for long-term appreciation in equity markets is not changed by minor short-term market fluctuations, but that it does change when large interim deviations have occurred.

The costs of acquiring new and renewal insurance business that vary with, and are primarily related to, the production of that business are deferred. Such costs, which consist principally of commissions, agency and policy issue expenses, are amortized with interest over the expected life of the contract for participating traditional life, variable life, universal life, investment-type products, and variable annuities. Generally, DAC are amortized in proportion to the present value

NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

of estimated gross margins or profits from investments, mortality, expense margins and surrender charges. Interest rates are based on rates in effect at the inception or acquisition of the contracts.

Actual gross margins or profits can vary from management's estimates resulting in increases or decreases in the rate of amortization. Management utilizes the reversion to the mean assumption, a standard industry practice, in its determination of the amortization of DAC. This practice assumes that the expectation for long-term equity investment appreciation is not changed by minor short-term market fluctuations, but that it does change when large interim deviations have occurred. Management periodically updates these estimates and evaluates the recoverability of deferred policy acquisition costs. When appropriate, management revises its assumptions of the estimated gross margins or profits of these contracts, and the cumulative amortization is re-estimated and adjusted by a cumulative charge or credit to current operations.

DAC for non-participating traditional life, non-medical health policies and annuity policies with life contingencies are amortized in proportion to anticipated premiums. Assumptions as to anticipated premiums are made at the date of policy issuance and are consistently applied during the life of the contracts. Deviations from estimated experience are reflected in operations when they occur. For these contracts, the amortization period is typically the estimated life of the policy.

GOODWILL

The excess of cost over the fair value of net assets acquired ("goodwill") is included in other assets. On January 1, 2002, the Company adopted the provisions of SFAS No. 142, Goodwill and Other Intangible Assets, ("SFAS 142"). In accordance with SFAS 142, goodwill is not amortized but tested for impairment at least annually to determine whether a write down of the cost of the asset is required. Impairments are recognized in operating results when the carrying amount of goodwill exceeds its implied fair value. Prior to the adoption of SFAS 142, goodwill was amortized on a straight-line basis over a period of 10 years and impairments were recognized in operating results when permanent diminution in value was deemed to have occurred.

During 2002, the Company completed the goodwill impairment tests, which indicated the Company's goodwill was impaired. The Company wrote off all of the goodwill and recorded a cumulative effect of a change in accounting principle of $15 million. The goodwill impairment was due to reductions in anticipated future performance of its subsidiary, Nathan and Lewis Securities, Inc. Goodwill at December 31, 2001 was $15 million, net of $2 million of accumulated amortization.

Net income for the year ended December 31, 2001, adjusted to exclude amortization of goodwill, would have been $73 million.

FUTURE POLICY BENEFITS

The Company establishes liabilities for amounts payable under insurance policies, including traditional life insurance, annuities and disability insurance. Generally, amounts are payable over an extended period of time and liabilities are established based on methods and underlying assumptions in accordance with GAAP and applicable actuarial standards. Principal assumptions used in the establishment of liabilities for future policy benefits are mortality, morbidity, expenses, persistency, investment returns and inflation.

RECOGNITION OF INSURANCE REVENUE AND RELATED BENEFITS

Premiums related to traditional life and annuity policies with life contingencies are recognized as revenues when due. Benefits and expenses are provided against such revenues to recognize profits over the estimated lives of the policies. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into operations in a constant relationship to insurance in-force or, for annuities, the amount of expected future policy benefit payments.

Premiums related to non-medical health contracts are recognized on a pro rata basis over the applicable contract term.

Deposits related to universal life and investment-type products are credited to policyholder account balances. Revenues from such contracts consist of amounts assessed against policyholder account balances for mortality, policy

NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

administration and surrender charges. Separate account investment management and advisory fees are also included in universal life and investment-type product income. Such fees are recognized in the period in which services are performed. Amounts that are charged to operations include interest credited and benefit claims incurred in excess of related policyholder account balances.

OTHER REVENUES

Other revenues include broker/dealer commissions and fees, and administrative fees. Such commissions and fees are recognized in the period in which services are performed.

POLICYHOLDER DIVIDENDS

Policyholder dividends are approved annually by the Company's board of directors. The aggregate amount of policyholder dividends is related to actual interest, mortality, morbidity and expense experience for the year, as well as management's judgment as to the appropriate level of statutory surplus to be retained by the Company.

PARTICIPATING BUSINESS

Participating business represented approximately 3% of the Company's life insurance in force and 9% of the number of life insurance policies in force at December 31, 2003 and 2002. Participating policies represented approximately 53% and 74%, 52% and 70%, and 52% and 67% of gross and net life insurance premiums for the years ended December 31, 2003, 2002 and 2001, respectively.

INCOME TAXES

Beginning in taxable year 2002, the Company joined with MetLife and its includable affiliates in filing a consolidated federal income tax return. Prior to taxable year 2002, NELICO and its includable life insurance and non-life insurance subsidiaries filed a separate consolidated federal income tax return. Non-includable subsidiaries of NELICO file either separate or separate consolidated tax returns. Income tax expense has been calculated in accordance with the provisions of the Internal Revenue Code of 1986, as amended. The Company uses the liability method of accounting for income taxes. Income tax provisions are based on income reported for financial statement purposes. The future tax consequences of temporary differences between financial reporting and tax basis of assets and liabilities are measured at the balance sheet dates and are recorded as deferred income tax assets and liabilities.

REINSURANCE

The Company enters into reinsurance transactions as a purchaser of reinsurance. Accounting for reinsurance requires extensive use of assumptions and estimates, particularly related to the future performance of the underlying business and the potential impact of counterparty credit risks. The Company periodically reviews actual and anticipated experience compared to the aforementioned assumptions used to establish assets and liabilities relating to ceded reinsurance and evaluates the financial strength of counterparties to its reinsurance agreements using criteria similar to that evaluated in the security impairment process discussed previously. Additionally, for each of its reinsurance contracts, the Company must determine if the contract provides indemnification against loss or liability relating to insurance risk, in accordance with applicable accounting standards. The Company must review all contractual features, particularly those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims. If the Company determines that a reinsurance contract does not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk, the Company records the contract using the deposit method of accounting.

The Company has reinsured certain of its life insurance contracts with other insurance companies under various agreements. Amounts due from reinsurers are estimated based upon assumptions consistent with those used in establishing the liabilities related to the underlying reinsured contracts. Policy and contract liabilities are reported gross of reinsurance credits.

NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

SEPARATE ACCOUNTS

Separate Accounts are established in conformity with insurance laws and are generally not chargeable with liabilities that arise from any other business of the Company. Separate account assets are subject to general account claims only to the extent the value of such assets exceeds the separate account liabilities. Investments (stated at estimated fair value) and liabilities of the separate accounts are reported separately as assets and liabilities. Deposits to separate accounts, investment income and recognized and unrealized gains and losses on the investments of the separate account accrue directly to contractholders and, accordingly, are not reflected in the revenues of the Company. Fees charged to contractholders, principally mortality, policy administration and surrender charges are included in universal life and investment-type products fees. See "-- Application of Recent Accounting Pronouncements --."

LITIGATION

The Company is a party to a number of legal actions. Given the inherent unpredictability of litigation, it is difficult to estimate the impact of litigation on the Company's consolidated financial position. Liabilities are established when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. Liabilities related to certain lawsuits are especially difficult to estimate due to the limitation of available data and uncertainty regarding numerous variables used to determine amounts recorded. It is possible that an adverse outcome in certain of the Company's litigation or the use of different assumptions in the determination of amounts recorded could have a material effect upon the Company's consolidated net income or cash flows in particular quarterly or annual periods.

APPLICATION OF RECENT ACCOUNTING PRONOUNCEMENTS

Effective December 31, 2003, the Company adopted Emerging Issues Task Force ("EITF") Issue No. 03-1, The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments ("EITF 03-1"). EITF 03-1 provides guidance on the disclosure requirements for other-than-temporary impairments of debt and marketable equity investments that are accounted for under SFAS No. 115, Accounting for Certain Investments in Debt and Equity Securities ("SFAS 115"). The adoption of EITF 03-1 requires the Company to include certain quantitative and qualitative disclosures for debt and marketable equity securities classified as available-for-sale or held-to-maturity under SFAS 115 that are impaired at the balance sheet date but for which an other-than-temporary impairment has not been recognized. See Note 2. The initial adoption of EITF 03-1, which only required additional disclosures, did not have a material impact on the Company's consolidated financial statements.

In December 2003, the FASB revised SFAS No. 132, Employers' Disclosures about Pensions and Other Postretirement Benefits -- an Amendment of FASB Statements No. 87, 88 and 106 ("SFAS 132(r)"). SFAS 132(r) retains most of the disclosure requirements of SFAS 132 and requires additional disclosure about assets, obligations, cash flows and net periodic benefit cost of defined benefit pension plans and other defined postretirement plans. SFAS 132(r) is primarily effective for fiscal years ending after December 15, 2003; however, certain disclosures about foreign plans and estimated future benefit payments are effective for fiscal years ending after June 15, 2004. The Company's adoption of SFAS 132(r) on December 31, 2003 did not have a significant impact on its consolidated financial statements since it only revises disclosure requirements. In January 2004, the FASB issued FASB Staff Position No. 106-1, Accounting and Disclosure Requirements Related to the Medicare Prescription Drug, Improvement and Modernization Act of 2003 ("FSP 106-1") which permits a sponsor of a postretirement health care plan that provides a prescription drug benefit to make a one-time election to defer accounting for the effects of the new legislation. The Company participates in a post retirement benefit plan sponsored by MetLife that provides a prescription drug benefit. MetLife has elected to defer the accounting in accordance with FSP 106-1. The postretirement benefit expense allocated to the Company was not impacted by this deferral.

In July 2003, the Accounting Standards Executive Committee of the American Institute of Certified Public Accountants issued Statement of Position 03-1, Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts ("SOP 03-1"). SOP 03-1 provides guidance on (i) the classification and valuation of long-duration contract liabilities, (ii) the accounting for sales inducements and (iii) separate account presentation and valuation. SOP 03-1 is effective for fiscal years beginning after December 15, 2003. As of January 1, 2004, the Company increased future policyholder benefits for various guaranteed minimum death and income benefits, net of DAC and unearned revenue liability offsets under certain variable annuity and universal life

NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

contracts by approximately $50 million, net of income tax, which will be reported as a cumulative effect of a change in accounting. Industry standards and practices continue to evolve relating to the valuation of liabilities relating to these types of benefits, which may result in further adjustments to the Company's measurement of liabilities associated with such benefits in subsequent accounting periods. Effective with the adoption of SOP 03-1, costs associated with enhanced or bonus crediting rates to contractholders must be deferred and amortized over the life of the related contract using assumptions consistent with the amortization of DAC, which has been the Company's accounting treatment. The initial adoption of SOP 03-1 did not have a material impact on the Company's separate account presentation and valuation.

In April 2003, the FASB issued SFAS No. 149, Amendment of Statement 133 on Derivative Instruments and Hedging Activities ("SFAS 149"). SFAS 149 amends and clarifies the accounting and reporting for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities. Except for certain implementation guidance that is incorporated in SFAS 149 and already effective, SFAS 149 is effective for contracts entered into or modified after June 30, 2003. The Company's adoption of SFAS 149 on July 1, 2003 did not have a significant impact on its consolidated financial statements.

During 2003, the Company adopted FIN 46, Consolidation of Variable Interest Entities -- An Interpretation of ARB No. 51 and FIN 46(r). A VIE is defined as
(i) any entity in which the equity investments at risk in such entity do not have the characteristics of a controlling financial interest or (ii) any entity that does not have sufficient equity at risk to finance its activities without additional subordinated support from other parties. The adoption of FIN 46 did not have a significant impact on the Company's consolidated financial statements. The adoption of the provisions of FIN 46(r) at December 31, 2003 did not require the Company to consolidate any VIEs.

Effective January 1, 2003, the Company adopted FIN No. 45, Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others ("FIN 45"). FIN 45 requires entities to establish liabilities for certain types of guarantees and expands financial statement disclosures for others. The initial recognition and initial measurement provisions of FIN 45 are applicable on a prospective basis to guarantees issued or modified after December 31, 2002. The adoption of FIN 45 did not have a significant impact on the Company's consolidated financial statements. See Note 7.

Effective January 1, 2003, the Company adopted SFAS No. 145, Rescission of FASB Statements No. 4, 44, and 64, Amendment of FASB Statement No. 13, and Technical Corrections ("SFAS 145"). In addition to amending or rescinding other existing authoritative pronouncements to make various technical corrections, clarify meanings, or describe their applicability under changed conditions, SFAS 145 generally precludes companies from recording gains and losses from the extinguishment of debt as an extraordinary item. SFAS 145 also requires sale-leaseback treatment for certain modifications of a capital lease that result in the lease being classified as an operating lease. The adoption of SFAS 145 did not have a significant impact on the Company's consolidated financial statements.

Effective January 1, 2002, the Company adopted SFAS No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets ("SFAS 144"). SFAS 144 provides a single model for accounting for long-lived assets to be disposed of by superseding SFAS No. 121, Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of ("SFAS 121"), and the accounting and reporting provisions of Accounting Principles Board ("APB") Opinion No. 30, Reporting the Results of Operations -- Reporting the Effects of Disposal of a Segment of a Business, and Extraordinary, Unusual and Infrequently Occurring Events and Transactions ("APB 30"). Under SFAS 144, discontinued operations are measured at the lower of carrying value or fair value less costs to sell, rather than on a net realizable value basis. Future operating losses relating to discontinued operations also are no longer recognized before they occur. SFAS 144 (i) broadens the definition of a discontinued operation to include a component of an entity (rather than a segment of a business); (ii) requires long-lived assets to be disposed of other than by sale to be considered held and used until disposed; and (iii) retains the basic provisions of (a) APB 30 regarding the presentation of discontinued operations in the statements of income, (b) SFAS 121 relating to recognition and measurement of impaired long-lived assets (other than goodwill), and (c) SFAS 121 relating to the measurement of long-lived assets classified as held-for-sale. Adoption of SFAS 144 did not have a material impact on the Company's consolidated financial statements.

Effective January 1, 2002, the Company adopted SFAS 142. SFAS 142 eliminates the systematic amortization and establishes criteria for measuring the impairment of goodwill and certain other intangible assets by reporting unit.

NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

Amortization of goodwill, prior to the adoption of SFAS 142 was $2 million for the year ended December 31, 2001. The Company completed the required impairment tests of goodwill and indefinite-lived intangible assets. As a result of these tests, the Company recorded a $15 million charge to earnings relating to the impairment of all goodwill assets in the fourth quarter of 2002 as a cumulative effect of a change in accounting.

Effective July 1, 2001, the Company adopted SFAS No. 141, Business Combinations ("SFAS 141"). SFAS 141 requires the purchase method of accounting for all business combinations and separate recognition of intangible assets apart from goodwill if such intangible assets meet certain criteria. Adoption of SFAS 141 did not have an impact on the Company's consolidated financial statements.

In July 2001, SEC released Staff Accounting Bulletin No. 102, Selected Loan Loss Allowance and Documentation Issues ("SAB 102"). SAB 102 summarizes certain of the SEC's views on the development, documentation and application of a systematic methodology for determining allowances for loan and lease losses. The application of SAB 102 by the Company did not have a material impact on the Company's consolidated financial statements.

Effective April 1, 2001, the Company adopted certain additional accounting and reporting requirements of SFAS No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities -- a Replacement of FASB Statement No. 125, relating to the derecognition of transferred assets and extinguished liabilities and the reporting of servicing assets and liabilities. The initial adoption of these requirements did not have a material impact on the Company's consolidated financial statements.

Effective April 1, 2001, the Company adopted EITF 99-20, Recognition of Interest Income and Impairment on Certain Investments. This pronouncement requires investors in certain asset-backed securities to record changes in their estimated yield on a prospective basis and to apply specific evaluation methods to these securities for an other-than-temporary decline in value. The initial adoption of EITF 99-20 did not have a material impact on the Company's consolidated financial statements.

Effective January 1, 2001, the Company adopted SFAS 133 which established new accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities. The cumulative effect of the adoption of SFAS 133, as of January 1, 2001, had no material impact on the Company's consolidated financial statements. The FASB continues to issue additional guidance relating to the accounting for derivatives under SFAS 133, which may result in further adjustments to the Company's treatment of derivatives in subsequent accounting periods.

NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

2. INVESTMENTS

FIXED MATURITIES AND EQUITY SECURITIES

Fixed maturities and equity securities at December 31, 2003 were as follows:

                                                                              GROSS
                                                                            UNREALIZED
                                                              AMORTIZED    ------------    ESTIMATED
                                                                COST       GAIN    LOSS    FAIR VALUE
                                                              ---------    ----    ----    ----------
                                                                       (DOLLARS IN MILLIONS)
Fixed Maturities:
  U.S. corporate securities.................................    $453       $28      $--       $481
  Mortgage-backed securities................................     103         2      --         105
  Foreign corporate securities..............................      55         4      --          59
  U.S. treasuries/agencies..................................      31         1      --          32
  Foreign government securities.............................       3        --      --           3
  Other fixed income assets.................................      22        --      --          22
                                                                ----       ---      --        ----
    Total fixed maturities..................................    $667       $35      $--       $702
                                                                ====       ===      ==        ====
Equity Securities:
  Common stocks.............................................    $ 23       $12      $--       $ 35
                                                                ====       ===      ==        ====

Fixed maturities and equity securities at December 31, 2002 were as follows:

                                                                              GROSS
                                                                            UNREALIZED
                                                              AMORTIZED    ------------    ESTIMATED
                                                                COST       GAIN    LOSS    FAIR VALUE
                                                              ---------    ----    ----    ----------
                                                                       (DOLLARS IN MILLIONS)
Fixed Maturities:
  U.S. corporate securities.................................    $371       $19      $2        $388
  Mortgage-backed securities................................     141         3      --         144
  Foreign corporate securities..............................      60         4       1          63
  U.S. treasuries/agencies..................................      22         2      --          24
  Asset-backed securities...................................      40         2      --          42
  Commercial mortgage-backed securities.....................       6        --      --           6
  Foreign government securities.............................       1        --      --           1
  Other fixed income assets.................................      17        --      --          17
                                                                ----       ---      --        ----
    Total fixed maturities..................................    $658       $30      $3        $685
                                                                ====       ===      ==        ====
Equity Securities:
  Common stocks.............................................    $ 37       $--      $1        $ 36
                                                                ====       ===      ==        ====

The Company held foreign currency derivatives with notional amounts of $10 million to hedge the exchange rate risk associated with foreign bonds and loans at December 31, 2003 and 2002.

The Company held fixed maturities at estimated fair values that were below investment grade or not rated by an independent rating agency that totaled $32 million and $28 million at December 31, 2003 and 2002, respectively. These securities had a net unrealized gain of $3 million and a loss of less than $1 million at December 31, 2003 and 2002, respectively. Non-income producing fixed maturities were $1 million at December 31, 2003 and 2002.

NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

The amortized cost and estimated fair value of fixed maturities at December 31, 2003, by contractual maturity date are shown below:

                                                              AMORTIZED    ESTIMATED
                                                                COST       FAIR VALUE
                                                              ---------    ----------
                                                               (DOLLARS IN MILLIONS)
Due in one year or less.....................................    $ 35          $ 36
Due after one year through five years.......................     206           216
Due after five years through ten years......................     232           249
Due after ten years.........................................      91            96
                                                                ----          ----
    Subtotal................................................     564           597
Mortgage-backed and asset-backed securities.................     103           105
                                                                ----          ----
  Total fixed maturities....................................    $667          $702
                                                                ====          ====

Fixed maturities not due at a single maturity date have been included in the above tables in the year of final maturity. Actual maturities may differ from contractual maturities due to the exercise of prepayment options.

Sales of fixed maturities classified as available-for-sale were as follows:

                                                              YEARS ENDED DECEMBER 31,
                                                              -------------------------
                                                              2003      2002      2001
                                                              -----     -----     -----
                                                                (DOLLARS IN MILLIONS)
Proceeds....................................................   $53       $62      $127
Gross investment gains......................................   $ 6       $ 1      $  2
Gross investment losses.....................................   $ 1       $ 3      $  2

Gross investment losses above exclude writedowns recorded during 2003, 2002 and 2001 for other than temporarily impaired available-for-sale securities of $1 million, $9 million and $1 million, respectively.

Excluding investments in U.S. Treasury securities and obligations of U.S. government corporations and agencies, the Company is not exposed to any significant concentration of credit risk in its fixed maturities portfolio.

The following table shows the estimated fair values of the Company's fixed maturities, aggregated by sector, that have been in a continuous loss position for less than 12 months at December 31, 2003 (Dollars in millions):

U.S. corporate securities...................................    $32
Foreign corporate securities................................      1
U.S. treasuries/agencies....................................      2
                                                                ---
    Total fixed maturities..................................    $35
                                                                ===

At December 31, 2003, fixed maturities and equity securities had unrealized losses of less than $1 million. Securities, in a continuous loss position for greater than 12 months, were less than $1 million at December 31, 2003.

ASSETS ON DEPOSIT

The Company had investment assets on deposit with regulatory agencies with a fair value of $6 million at December 31, 2003 and 2002.

MORTGAGE LOANS ON REAL ESTATE

The Company had commercial mortgage loans on real estate of $9 million at December 31, 2003.

Mortgage loans on real estate are collateralized by properties located in the United States. At December 31, 2003, 54% and 46% of the properties were located in California and New York, respectively. Generally, the Company (as

NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

the lender) requires a minimum of one-fourth of the purchase price of the underlying real estate to be paid by the borrower.

NET INVESTMENT INCOME

The components of net investment income were as follows:

                                                              YEARS ENDED DECEMBER 31,
                                                              ------------------------
                                                              2003      2002      2001
                                                              ----      ----      ----
                                                               (DOLLARS IN MILLIONS)
Fixed maturities............................................  $35       $24       $23
Equity securities...........................................    1        --         1
Policy loans................................................   16        15        14
Other limited partnership interests.........................    3        (6)        5
Cash, cash equivalents and short-term investments...........    1         4        --
Other.......................................................   --         2         2
                                                              ---       ---       ---
    Total...................................................   56        39        45
Less: Investment expenses...................................    3         3         1
                                                              ---       ---       ---
    Net investment income...................................  $53       $36       $44
                                                              ===       ===       ===

NET INVESTMENT GAINS (LOSSES)

Net investment gains (losses) were as follows:

                                                              YEARS ENDED DECEMBER 31,
                                                              ------------------------
                                                              2003      2002      2001
                                                              ----      ----      ----
                                                               (DOLLARS IN MILLIONS)
Fixed maturities............................................  $ 5       $(5)      $(1)
Equity securities...........................................   (1)       (6)       --
                                                              ---       ----      ---
    Net realized investment gains (losses)..................  $ 4       $(11)     $(1)
                                                              ===       ====      ===

NET UNREALIZED INVESTMENT GAINS

The components of net unrealized investment gains, included in accumulated other comprehensive income, were as follows:

                                                              YEARS ENDED DECEMBER 31,
                                                              ------------------------
                                                              2003      2002      2001
                                                              ----      ----      ----
                                                               (DOLLARS IN MILLIONS)
Fixed maturities............................................  $35       $27       $ 4
Equity securities...........................................   12        (1)       (3)
Derivatives.................................................   (3)       --        --
Other invested assets.......................................   (1)       (1)       (2)
                                                              ----      ----      ---
    Total...................................................   43        25        (1)
                                                              ----      ----      ---
Amounts allocable to:
    Deferred policy acquisition costs.......................   (5)        9         5
Deferred income taxes.......................................  (14)      (10)       --
                                                              ----      ----      ---
    Total...................................................  (19)       (1)        5
                                                              ----      ----      ---
    Net unrealized investment gains.........................  $24       $24       $ 4
                                                              ====      ====      ===

NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

The changes in net unrealized investment gains were as follows:

                                                              YEARS ENDED DECEMBER 31,
                                                              ------------------------
                                                              2003      2002      2001
                                                              ----      ----      ----
                                                               (DOLLARS IN MILLIONS)
Balance at January 1........................................  $24       $ 4       $(9)
Unrealized gains during the year............................   18        26         6
Unrealized gains (losses) relating to:
    Deferred policy acquisition costs.......................  (14)        4        11
Deferred income taxes.......................................   (4)      (10)       (4)
                                                              ----      ----      ---
Balance at December 31......................................  $24       $24       $ 4
                                                              ----      ----      ---
Net change in unrealized investment gains...................  $--       $20       $13
                                                              ====      ====      ===

3. DERIVATIVE FINANCIAL INSTRUMENTS

At December 31, 2003, the Company holds foreign currency swaps with a combined notional amount of $10 million with terms exceeding five years, but within 10 years.

The Company recognized insignificant net investment expense from the periodic settlement of foreign currency swaps that qualify as accounting hedges under SFAS 133, as amended, for the year ended December 31, 2003. During the years ended December 31, 2002 and 2001, there were no derivative instruments designated as qualifying accounting hedges under SFAS 133.

There were no derivatives designated as fair value hedges during the years ended December 31, 2003, 2002 or 2001.

Foreign currency swaps designated as qualifying cash flow hedges of invested assets have a fair value of $3 million and are carried as a liability on the Company's consolidated balance sheet at December 31, 2003.

For the year ended December 31, 2003, the net amounts accumulated in other comprehensive income relating to cash flow hedges were losses of $3 million. There were insignificant amounts accumulated in other comprehensive income at December 31, 2002. For the year ended December 31, 2003, the market value of cash flow hedges decreased by $3 million. During the year ended December 31, 2003, the Company recognized other comprehensive net gains of $3 million relating to the effective portion of cash flow hedges. During the year ended December 31, 2003, no amounts of other comprehensive income or expense were reclassified to net investment income. During the years ended December 31, 2003 and 2002, no cash flow hedges were discontinued. During the year ended December 31, 2001, there were no cash flow hedges. The Company has no SFAS 133 transition adjustment.

Insignificant amounts of net investment expense and net losses reported in accumulated other comprehensive income at December 31, 2003 are expected to be reclassified during the year ending December 31, 2004 into net investment income and net investment gains and losses, respectively, as the derivatives and underlying investments mature or expire according to their original terms.

NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

4. INSURANCE

DEFERRED POLICY ACQUISITION COSTS

Information regarding DAC for the years ended December 31, 2003, 2002 and 2001 is as follows (Dollars in millions):

Balance at December 31, 2000................................    $1,013
Capitalizations.............................................       207
                                                                ------
    Total...................................................     1,220
Amortization allocated to:
  Unrealized investment gains (losses)......................       (11)
  Other expenses............................................        62
                                                                ------
    Total amortization......................................        51
Balance at December 31, 2001................................     1,169
Capitalizations.............................................       174
                                                                ------
    Total...................................................     1,343
Amortization allocated to:
  Unrealized investment gains (losses)......................        (4)
  Other expenses............................................       107
                                                                ------
    Total amortization......................................       103
Balance at December 31, 2002................................     1,240
Capitalizations.............................................       181
                                                                ------
    Total...................................................     1,421
Amortization allocated to:
  Unrealized investment gains (losses)......................        14
  Other expenses............................................       166
                                                                ------
    Total amortization......................................       180
                                                                ------
Balance at December 31, 2003................................    $1,241
                                                                ======

Amortization of DAC is allocated to: (i) unrealized investment gains and losses to provide information regarding the amount of DAC that would have been amortized to earnings, if such gains and losses had been recognized and (ii) other expenses to provide amounts related to the gross margins or profits originating from transactions other than investment gains and losses.

Investment gains and losses that relate to certain products have a direct impact on the amortization of DAC. Presenting investment gains and losses net of related amortization of DAC provides information useful in evaluating the operating performance of the Company. This presentation may not be comparable to presentations made by other insurers.

FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES

Future policy benefit liabilities for traditional life insurance policies are equal to the aggregate of (i) net level premium reserves for death and endowment policy benefits (calculated based upon the non-forfeiture interest rate, ranging from 3% to 5%, and mortality rates guaranteed in calculating the cash surrender values described in such contracts), (ii) the liability for terminal dividends and (iii) premium deficiency reserves, which are established when the liabilities for future policy benefits plus the present value of expected future gross premiums are insufficient to provide for expected future policy benefits and expenses after deferred policy acquisition costs are written off.

Future policy benefit liabilities for traditional annuities are equal to accumulated contractholder fund balances during the accumulation period and the present value of expected future payments after annuitization. Interest rates used in establishing such liability range from 6% to 7%.

NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

Future policy benefit liabilities for non-medical health insurance are calculated using the net level premium method and assumptions as to future morbidity, withdrawals and interest, which provide a margin for adverse deviation. The interest rate used in establishing such liabilities is 3%.

Future policy benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest. Interest rates used in establishing such liabilities range from 4% to 7%.

Policyholder account balances for universal life and investment-type contracts are equal to the policy account values, which consist of an accumulation of gross premium payments plus credited interest ranging from 1% to 9%, less expenses, mortality charges, and withdrawals.

SEPARATE ACCOUNTS

The Company has non-guaranteed separate accounts totaling $7,566 million and $5,425 million at December 31, 2003 and 2002, respectively, for which the policyholder assumes the investment risk.

Fees charged to the separate accounts by the Company (including mortality charges, policy administration fees and surrender charges) are reflected in the Company's revenues as universal life and investment-type product policy fees and totaled $61 million, $54 million and $48 million for the years ended December 31, 2003, 2002 and 2001, respectively.

5. REINSURANCE

The Company's life insurance operations participate in reinsurance activities in order to limit losses, minimize exposure to large risks, and to provide additional capacity for future growth. The Company currently reinsures up to 90% of the mortality risk for all new individual life insurance policies that it writes through its franchise. Risks in excess of $5 million are 100% reinsured. The Company reinsures its business through a diversified group of reinsurers. Placement of reinsurance is done primarily on an automatic basis and also on a facultative basis for risks of specific characteristics. The Company is contingently liable with respect to ceded reinsurance should any reinsurer be unable to meet its obligations under these agreements.

In addition to reinsuring mortality risk, the Company reinsures other risks and specific coverages. The Company routinely reinsures certain classes of risks in order to limit its exposure to particular travel, avocation and lifestyle hazards. The Company uses excess of loss and quota share reinsurance arrangements to limit its maximum loss, provide greater diversification of risk and minimize exposure to larger risks.

The effect of reinsurance on premiums earned is as follows:

                                                               YEARS ENDED DECEMBER 31,
                                                              ---------------------------
                                                              2003       2002       2001
                                                              -----      -----      -----
                                                                 (DOLLARS IN MILLIONS)
Direct premiums.............................................  $ 233      $ 228      $ 305
Reinsurance assumed.........................................     --         --        (10)
Reinsurance ceded...........................................   (145)      (137)      (178)
                                                              -----      -----      -----
Net premiums................................................  $  88      $  91      $ 117
                                                              =====      =====      =====
Reinsurance recoveries netted against policyholder
  benefits..................................................  $ 118      $  97      $ 102
                                                              =====      =====      =====

Reinsurance recoverables, included in premiums and other receivables, were $136 million and $132 million at December 31, 2003 and 2002, respectively.

NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

The following provides an analysis of the activity in the liability for benefits relating to group accident and non-medical health policies and contracts:

                                                                    YEARS ENDED
                                                                   DECEMBER 31,
                                                              -----------------------
                                                              2003     2002     2001
                                                              -----    -----    -----
                                                               (DOLLARS IN MILLIONS)
Balance at January 1........................................  $ 34      $ 7      $ 4
  Reinsurance recoverables..................................   (28)      (5)      (3)
                                                              ----      ---      ---
Net balance at January 1....................................     6        2        1
                                                              ----      ---      ---
Incurred related to:
  Current year..............................................     2        1        1
  Prior years...............................................    --        3       --
                                                              ----      ---      ---
                                                                 2        4        1
                                                              ----      ---      ---
Net Balance at December 31..................................     8        6        2
  Add: Reinsurance recoverables.............................    33       28        5
                                                              ----      ---      ---
Balance at December 31......................................  $ 41      $34      $ 7
                                                              ====      ===      ===

6. INCOME TAXES

The provision for income tax expense was as follows:

                                                                    YEARS ENDED
                                                                   DECEMBER 31,
                                                              -----------------------
                                                              2003     2002     2001
                                                              -----    -----    -----
                                                               (DOLLARS IN MILLIONS)
Current:
  Federal...................................................  $ 15     $ 27      $(2)
  State and Local...........................................     1       --       --
                                                              ----     ----      ---
                                                                16       27       (2)
                                                              ----     ----      ---
Deferred:
  Federal...................................................   (10)     (20)      41
                                                              ----     ----      ---
Provision for income taxes..................................  $  6     $  7      $39
                                                              ====     ====      ===

Reconciliations of the income tax provision at the U.S. statutory rate to the provision for income taxes were as follows:

                                                                    YEARS ENDED
                                                                   DECEMBER 31,
                                                              -----------------------
                                                              2003     2002     2001
                                                              -----    -----    -----
                                                               (DOLLARS IN MILLIONS)
Tax provision at U.S. statutory rate........................   $12      $18      $45
Tax effect of:
  Tax exempt investment income..............................    --       (3)      (2)
  Prior year taxes..........................................    (6)      --       --
  Other, net................................................    --       (8)      (4)
                                                               ---      ---      ---
Provision for income taxes..................................   $ 6      $ 7      $39
                                                               ===      ===      ===

NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

Deferred income taxes represent the tax effect of the differences between the book and tax basis of assets and liabilities. Net deferred income tax liabilities consisted of the following:

                                                                  DECEMBER 31,
                                                              ---------------------
                                                               2003          2002
                                                              -------       -------
                                                              (DOLLARS IN MILLIONS)
Deferred income tax assets:
  Policyholder liabilities and receivables..................   $324          $300
  Net operating losses......................................     10            10
  Litigation related........................................      5            --
  Other.....................................................     --            22
                                                               ----          ----
                                                                339           332
  Less: Valuation allowance.................................     10            10
                                                               ----          ----
                                                                329           322
                                                               ----          ----
Deferred income tax liabilities:
  Investments...............................................      2            (5)
  Deferred policy acquisition costs.........................    357           355
  Net unrealized investment gains...........................     14            10
  Other.....................................................      2            15
                                                               ----          ----
                                                                375           375
                                                               ----          ----
Net deferred income tax liability...........................   $(46)         $(53)
                                                               ====          ====

7. COMMITMENTS, CONTINGENCIES AND GUARANTEES

LITIGATION

Under insurance guaranty fund laws in each state, the District of Columbia and Puerto Rico, insurers licensed to do business can be assessed by state insurance guaranty associations for certain obligations of insolvent insurance companies to policyholders and claimants. Most of these laws do provide, however, that an assessment may be excused or deferred if it would threaten an insurer's solvency and further provide annual limits on such assessments. A large part of the assessments paid by the Company's insurance subsidiaries pursuant to these laws may be used as credits for a portion of the Company's premium taxes. The Company paid guaranty fund assessments of less than one million in 2003, 2002, and 2001.

The Company has faced claims alleging improper marketing and sales of individual life insurance policies, annuities or mutual funds. These claims are generally referred to as "sales practices claims."

The Company and its affiliates continue to defend themselves vigorously against these claims. Some individual sales practices claims have been resolved through settlement, won by dispositive motions, or, in a few instances, have gone to trial. Most of the current cases seek substantial damages, including in some cases punitive and treble damages and attorneys' fees. Additional litigation or arbitrations relating to the Company's and its affiliates' marketing and sales of individual life insurance, annuities and brokerage products may be commenced in the future.

The SEC is conducting a formal investigation of NES in response to NES informing the SEC that certain systems and controls relating to one NES advisory program were not operating effectively. NES is cooperating fully with the SEC.

Prior to filing MetLife's June 30, 2003 Form 10-Q, MetLife announced a $31 million after-tax charge resulting from certain improperly deferred expenses at the Company. MetLife notified the SEC about the nature of this charge prior to its announcement. The SEC is pursuing a formal investigation of the matter and the Company is fully cooperating with the investigation.

In August 2003, NELICO restated prior filed consolidated financial statements to recognize the expenses previously deferred.

NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

Regulatory bodies have contacted the Company or its affiliates and have requested information relating to market timing and late trading of mutual funds and variable insurance products. The Company believes that these inquiries are similar to those made to many financial services companies as part of an industry-wide investigation by various regulatory agencies into the practices, policies and procedures relating to trading in mutual fund shares. The Company or its affiliates are in the process of responding and are fully cooperating with regard to these information requests and investigations. The Company at the present time is not aware of any systemic problems with respect to such matters that may have a material adverse effect on the Company's consolidated financial position.

Wilmington Shipping Company ("WSC") and two of its employees have sued NELICO for in excess of $5 million in damages in federal court in North Carolina. WSC asserts that NELICO advised the investment of pension plan funds in a Developmental Property (real estate) account that caused plan losses of over $2 million. WSC also alleges that NELICO failed to give appropriate investment and plan termination advice to WSC plan trustees. Discovery is ongoing. NELICO plans to file a motion for summary judgment on a number of legal and factual grounds prior to the trial.

Various litigation, claims and assessments against the Company, in addition to those discussed above and those otherwise provided for in the Company's consolidated financial statements, have arisen in the course of the Company's business, including, but not limited to, in connection with its activities as an insurer, employer, investor, investment advisor and taxpayer. Further, state insurance regulatory authorities and other federal and state authorities regularly make inquiries and conduct investigations concerning the Company's compliance with applicable insurance and other laws and regulations.

SUMMARY

It is not feasible to predict or determine the ultimate outcome of all pending investigations and legal proceedings or provide reasonable ranges of potential losses, except as noted above in connection with specific matters. In some of the matters referred to above, very large and/or indeterminate amounts, including punitive and treble damages, are sought. Although in light of these considerations it is possible that an adverse outcome in certain cases could have a material adverse effect upon the Company's consolidated financial position, based on information currently known by the Company's management, in its opinion, the outcomes of such pending investigations and legal proceedings are not likely to have such an effect. However, given the large and/or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on the Company's consolidated net income or cash flows in particular quarterly or annual periods.

LEASES

The Company, as lessee, has entered into various lease agreements for office space. Future minimum rental income relating to these lease agreements were as follows:

                                                                   RENTAL INCOME
                                                               ---------------------
                                                               (DOLLARS IN MILLIONS)
2004........................................................            $20
2005........................................................            $18
2006........................................................            $13
2007........................................................            $ 8
2008........................................................            $ 4
Thereafter..................................................            $ 4

GUARANTEES

NELICO is a member in Advisors and owns 100% of the voting interest in Advisors. In the normal course of business, Advisors provides certain indemnifications to counterparties in contracts that cover certain third party claims and lawsuits. The maximum potential obligation under the indemnities is not specified. Since this obligation is not subject to

NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

limitation, NELICO does not believe that it is possible to determine the maximum potential amount due under these indemnities in the future.

8. EMPLOYEE BENEFIT PLANS

PENSION BENEFIT AND OTHER BENEFIT PLANS

The Company participates in noncontributory defined benefit pension plans and a post retirement benefit plan sponsored by MetLife. The Company has no legal obligation under these plans and the Company's share of net expense is allocated based on salary ratios. The Company's share of pension expense was $7 million and $5 million in 2003 and 2002, respectively. The Company incurred no pension expense for 2001. The Company's share of other postretirement benefit expense was $4 million and $3 million for 2003 and 2002, respectively. The Company incurred no other postretirement benefit expense for 2001.

The Company also participates in multi-employer plans that provide pension and other postretirement benefits. Contributions of $14 million, $12 million and $8 million were made to these plans for the years ended December 31, 2003, 2002 and 2001, respectively.

SAVINGS AND INVESTMENT PLANS

MetLife sponsors savings and investment plans for substantially all employees under which the Company matches a portion of employee contributions. The Company contributed $1 million for each of the years ended December 31, 2003, 2002 and 2001.

9. STOCKHOLDER'S EQUITY

PREFERRED STOCK

On August 5, 2003, the Massachusetts Commissioner of Insurance (the "Commissioner") approved the Company's redemption of 100,000 shares of Series A Adjustable Rate Cumulative Preferred Stock (the "Preferred Stock") held by MetLife Credit Corporation, a subsidiary of Metropolitan Life, at the liquidation preference of $1,000 per share. Under terms of the agreement dated December 30, 1998, the remaining $100 million of Preferred Stock must be redeemed by December 30, 2005.

DIVIDEND RESTRICTIONS

Stockholder dividends or other distributions proposed to be paid by NELICO must be approved by the Commissioner if such dividends or distributions, together with other dividends or distributions made within the preceding 12 months, exceed the greater of (i) 10% of NELICO's statutory surplus to policyholders as of the previous December 31, or (ii) NELICO's statutory net gain from operations for the 12 month period ending the previous December 31. In addition, dividends cannot be paid from a source other than statutory surplus without prior approval of the Commissioner. Since NELICO's statutory surplus is less than zero, NELICO cannot pay any dividends without prior approval of the Commissioner.

The Company paid no common stockholder dividends for the years ended December 31, 2003, 2002 and 2001. The Company paid preferred stockholder dividends of $3 million, $5 million, and $8 million during the years ended December 31, 2003, 2002, and 2001, respectively, with prior approval of the Commissioner.

STATUTORY EQUITY AND INCOME

Applicable insurance department regulations require that the insurance subsidiaries prepare statutory financial statements in accordance with statutory accounting practices prescribed or permitted by the insurance department of the state of domicile. Statutory accounting practices primarily differ from GAAP by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions, reporting surplus notes as surplus instead of debt, and valuing securities on a different basis.

NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

Statutory net income (loss) of the Company, as filed with the Commonwealth of Massachusetts Division of Insurance (the "Division"), was $49 million, ($46) million and $2 million for the years ended December 31, 2003, 2002 and 2001, respectively; statutory capital and surplus, as filed, was $327 million and $351 million at December 31, 2003 and 2002, respectively.

The National Association of Insurance Commissioners adopted the Codification of Statutory Accounting Principles (the "Codification"), which is intended to standardize regulatory accounting and reporting to state insurance departments, and became effective January 1, 2001. However, statutory accounting principles continue to be established by individual state laws and permitted practices.

The Division required adoption of the Codification, with certain modifications, for the preparation of statutory financial statements effective January 1, 2001. The adoption of the Codification, as modified by the Division increased the Company's statutory capital and surplus by approximately $32 million, as of January 1, 2001. Further modifications by state insurance departments may impact the effect of the Codification on the Company's statutory capital and surplus.

OTHER COMPREHENSIVE INCOME

The following table sets forth the reclassification adjustments required for the years ended December 31, 2003, 2002 and 2001 in other comprehensive income
(loss) that are included as part of net income for the current year that have been reported as a part of other comprehensive income (loss) in the current or prior year:

                                                              YEARS ENDED DECEMBER 31,
                                                              -------------------------
                                                              2003      2002      2001
                                                              -----     -----     -----
                                                                (DOLLARS IN MILLIONS)
Holding gains on investments arising during the year........  $ 20       $ 9      $ 19
Income tax effect of holding gains..........................   (16)       (2)       (4)
Reclassification adjustments:
  Recognized holding (gains) losses included in current year
    income..................................................    (7)       16       (12)
  Amortization of premium and accretion of discounts on
    investments.............................................     5         1        (1)
  Income tax effect.........................................     2        (6)        3
Allocation of holding (gains) losses on investments relating
  to other policyholder amounts.............................   (14)        4        11
Income tax effect of allocation of holding (gains) losses to
  other policyholder amounts................................    10        (2)       (3)
                                                              ----       ---      ----
Net unrealized investment gains.............................    --        20        13
                                                              ----       ---      ----
Other comprehensive income..................................  $ --       $20      $ 13
                                                              ====       ===      ====

NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

10. OTHER EXPENSES

Other expenses were comprised of the following:

                                                               YEARS ENDED DECEMBER 31,
                                                              --------------------------
                                                               2003      2002      2001
                                                              ------    ------    ------
                                                                (DOLLARS IN MILLIONS)
Compensation................................................  $ 105     $  99     $ 106
Commissions.................................................    194       228       210
Amortization of policy acquisition costs....................    166       107        62
Capitalization of policy acquisition costs..................   (181)     (174)     (207)
Advisory fees...............................................    138        84        95
Insurance taxes, licenses, and fees.........................     17         8        23
Agency allowances...........................................     50        96       104
Other.......................................................     28        47        78
                                                              -----     -----     -----
Total.......................................................  $ 517     $ 495     $ 471
                                                              =====     =====     =====

11. ACQUISITIONS AND DISPOSITIONS

On August 1, 2003 NLS, a subsidiary of NLHC, was sold to MetLife and as a result, the Company recognized an increase of $7 million to equity. Total assets and liabilities of the entity sold at the date of sale were $21 million and $10 million, respectively. Total net losses of the entity sold included in the consolidated statements of income were ($1) million, ($17) million and ($4) million for the years ended December 31, 2003, 2002 and 2001, respectively.

On October 1, 2003, NLHC and its wholly owned subsidiary, NLA, were sold to MetLife and as a result, the Company recognized an increase of $4 million to equity. Total assets and liabilities of the entities sold at the date of sale were $7 million and $2 million, respectively. Total net losses of the entity sold, all of which are attributable to NLS, are included in the consolidated statements of income.

During December 2003, NELHC was dissolved. The entity was a wholly owned subsidiary of NELICO. The Company assumed a net $16 million in assets and liabilities, including the ownership of Advisors and NES. The Company recognized no gain or loss on this disposition.

12. FAIR VALUE INFORMATION

The estimated fair values of financial instruments have been determined by using available market information and the valuation methodologies described below. Considerable judgment is often required in interpreting market data to develop estimates of fair value. Accordingly, the estimates presented herein may not necessarily be indicative of amounts that could be realized in a current market exchange. The use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.

Amounts related to the Company's financial instruments were as follows:

                                                              CARRYING    ESTIMATED
DECEMBER 31, 2003                                              VALUE      FAIR VALUE
-----------------                                             --------    ----------
                                                              (DOLLARS IN MILLIONS)
Assets:
  Fixed maturities..........................................    $702         $702
  Equity securities.........................................      35           35
  Mortgage loans on real estate.............................       9            9
  Policy loans..............................................     279          279
  Short-term investments....................................      25           25
  Cash and cash equivalents.................................      33           33
Liabilities:
  Policyholder account balances.............................     365          350

NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

                                                              CARRYING    ESTIMATED
DECEMBER 31, 2002                                              VALUE      FAIR VALUE
-----------------                                             --------    ----------
                                                              (DOLLARS IN MILLIONS)
Assets:
  Fixed maturities..........................................    $685         $685
  Equity securities.........................................      36           36
  Policy loans..............................................     270          270
  Short-term investments....................................      53           53
  Cash and cash equivalents.................................      87           87
Liabilities:
  Policyholder account balances.............................     282          264

The methods and assumptions used to estimate the fair values of financial instruments are summarized as follows:

FIXED MATURITIES AND EQUITY SECURITIES

The fair value of fixed maturities and equity securities are based upon quotations published by applicable stock exchanges or received from other reliable sources. For securities for which the market values were not readily available, fair values were estimated using quoted market prices of comparable investments.

MORTGAGE LOANS ON REAL ESTATE

Fair values for mortgage loans on real estate are estimated by discounting expected future cash flows, using current interest rates for similar loans with similar credit risk.

POLICY LOANS

The carrying value of policy loans approximate fair value.

CASH AND CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS

The carrying values for cash and cash equivalents and short-term investments approximated fair market values due to the short-term maturities of these instruments.

POLICYHOLDER ACCOUNT BALANCES

The fair value of policyholder account balances is estimated by discounting expected future cash flows, based upon interest rates currently being offered for similar contracts with maturities consistent with those remaining for the agreements being valued.

DERIVATIVE FINANCIAL INSTRUMENTS

The fair value of derivative instruments, specifically foreign currency swaps, are based upon quotations obtained from dealers or other reliable sources. See
Note 3 for derivative fair value disclosures.

13. RELATED PARTY TRANSACTIONS

At December 31, 2003, the Company has preferred stock outstanding of $100 million owned by MetLife Credit Corporation, a wholly owned subsidiary of MetLife Holdings, Inc. During 2003, the Company redeemed $100 million of outstanding preferred stock. The Company paid $3 million, $5 million and $8 million of dividends on the preferred stock in 2003, 2002 and 2001, respectively.

Effective January 2003, the Company entered into a reinsurance contract with Metropolitan Life. Metropolitan Life reinsures substantially all of the Company's supplementary contracts without life contingencies. The Company ceded reserves of $39 million at December 31, 2003.

NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

During 2002, the Company received $27 million from Metropolitan Life for the purchase of the Company's computers, furniture and other fixed assets at net book value. Metropolitan Life charged the Company $2 million and $1 million for the use of the assets in 2003 and 2002, respectively.

Effective 2001, Metropolitan Life and the Company entered into a Master Service Agreement for Metropolitan Life to provide all administrative, accounting, legal and similar services to the Company. Metropolitan Life charged the Company $175 million, $154 million and $73 million for administrative services in 2003, 2002 and 2001, respectively.

During 1998 the Company acquired NLHC and entered into employment agreements with key individuals of NLHC. Under these agreements, which expired in 2001, the Company paid $5 million in 2001. The Company incurred no expense for 2003 and 2002.

The Company has various reinsurance agreements with affiliated entities. The Company had ceded premium of $32 million, $34 million and $32 million in 2003, 2002 and 2001, respectively.

Management believes intercompany expenses have been calculated on a reasonable basis; however these costs may not necessarily be indicative of the costs that would be incurred if the Company operated on a standalone basis.

                            PART C OTHER INFORMATION

ITEM 26. EXHIBITS

     (a)            January 31, 1983 Resolution of the Board of Directors of
                    NEVLICO 5
     (b)            None
     (c)   (i)      Distribution Agreement between NEVLICO and NELESCO 6
           (ii)     Form of Contract between NELICO and its General Agents 5
           (iii)    Form of contract between NELICO and its Agents 6
           (iv)     Commission Schedule for Policies 11
           (v)      Form of contract among NES, NELICO and other broker dealers
                    4

           (vi)     Forms of Selling Agreement 21

     (d)   (i)      Two Specimens of Policy 10
           (ii)     Riders to Policy 11
           (iii)    Additional Riders to Policy 5
           (iv)     Split Option Rider 7
           (v)      Additional Rider to Policy 13
           (vi)     Endorsement to Policy 15
     (e)   (i)      Specimen of Application for Policy 10
           (ii)     Additional Application 5

           (iii)    Updated Application for Policies 21


     (f)   (i)      Amended and restated Articles of Organization of NELICO 3
           (ii)     Amended and restated By-Laws of NELICO 4
           (iii)    Amendments to the Amended and restated Articles of
                    Organization 8
           (iv)     Amended and Restated By-Laws of NELICO 14
     (g)            Reinsurance Agreement 18
     (h)   (i)      Participation Agreement among Variable Insurance Products
                    Fund, Fidelity Distributors Corporation and New England
                    Variable Life Insurance Company 6
           (ii)     Amendment No. 1 to Participation Agreement among Variable
                    Insurance Products Fund, Fidelity Distributors Corporation and New England Variable Life Insurance Company 1
           (iii)    Participation Agreement among Variable Insurance Products
                    Fund II, Fidelity Distributors Corporation and New England
                    Variable Life Insurance Company 1
           (iv)     Participation Agreement among Metropolitan Series Fund,
                    Inc., Metropolitan Life Insurance Company and New England
                    Life Insurance Company 12
           (v)      Participation Agreement among New England Zenith Fund, New
                    England Investment Management, Inc., New England
                    Securities Corporation and New England Life Insurance
                    Company 12
           (vi)     Amendment No. 2 to Participation Agreement among Variable
                    Insurance Products Fund, Fidelity Distributors Corporation and New England Life Insurance Company 13
           (vii)    Amendment No. 1 to Participation Agreement among Variable

                    Insurance Products Fund II, Fidelity Distributors Corporation and New England Life Insurance Company 13
           (viii) Participation Agreement among Met Investors Series Trust, Met Investors Advisory Corp., Met Investors Distribution Company and New England Life Insurance Company 16
           (ix) Participation Agreement among American Funds Insurance Series, Capital Research and Management Company and New England Life Insurance Company 15
     (i)            None
     (j)            None

     (k)            Opinion and Consent of Marie C. Swift, Esquire
     (l)            Actuarial Opinion
     (m)            Calculation Exhibit

     (n)   (i)      Consent of Sutherland Asbill & Brennan LLP
           (ii)     Consent of Independent Auditor
     (o)            None
     (p)            None
     (q)   (i)      Consolidated memorandum describing certain procedures,
                    filed pursuant to Rule 6e-2(b)(12)(ii) and Rule
                    6e-3(T)(b)(12)(iii) 6
           (ii)     Addendum to Consolidated memorandum describing certain
                    procedures, filed pursuant to Rule 6e-3(T)(b)(12)(iii) 2
           (iii)    Second Addendum to Consolidated Memorandum 9
     (r)   (i)      Powers of Attorney 17
           (ii)     Power of Attorney for Eileen McDonnell 19


           (iii)    Power of Attorney for Joseph J. Prochaska, Jr. 20


-----------------------

1 Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Variable Account's Form S-6 Registration Statement, File No. 033-88082, filed June 22, 1995.

2 Incorporated herein by reference to Post-Effective Amendment No. 6 to the Variable Account's Form S-6 Registration Statement, File No. 033-66864, filed April 26, 1996.

3 Incorporated herein by reference to the Variable Account's Form S-6 Registration Statement, File No. 333-21767, filed February 13, 1997.

4 Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Variable Account's Form S-6 Registration Statement, File No. 333-21767, filed July 16, 1997.

5 Incorporated herein by reference to Post Effective Amendment No. 9 to the Variable Account's Form S-6 Registration Statement, File No. 033-66864, filed February 25, 1998.

6 Incorporated herein by reference to Post-Effective Amendment No. 9 to the Variable Account's Form S-6 Registration Statement, File No. 033-52050, filed April 24, 1998.

7 Incorporated herein by reference to Post Effective Amendment No. 10 to the Variable Account's Form S-6 Registration Statement, File No. 033-66864, filed

     April 30, 1998.

8 Incorporated herein by reference to the Post-Effective Amendment No. 4 to the Variable Account's Form S-6 Registration Statement, File No. 033-65263, filed February 24, 1999.

9 Incorporated herein by reference to the Post-Effective Amendment No. 10 to the Variable Account's Form S-6 Registration Statement, File No. 033-52050, filed April 26, 1999.

10 Incorporated herein by reference to the Variable Account's Form S-6 Registration Statement, File No. 333-89409, filed October 20, 1999.

11 Incorporated herein by reference to the Pre-Effective Amendment No. 1 to the Variable Account's Form S-6 Registration Statement, File No. 333-89409, filed March 6, 2000.

12 Incorporated herein by reference to Post-Effective Amendment No. 11 to the Variable Account's Form S-6 Registration Statement, File No. 033-88082, filed November 9, 2000.

13 Incorporated herein by reference to Post-Effective Amendment No. 2 to the Variable Account's Form S-6 Registration Statement, File No. 333-89409, filed February 26, 2001.

14 Incorporated herein by reference to Post-Effective Amendment No. 4 to the Variable Account's Form S-6 Registration Statement, File No. 333-21767, filed April 25, 2001.

15 Incorporated herein by reference to Post-Effective Amendment No. 4 to the Variable Account's Form S-6 Registration Statement, File No. 333-89409, filed July 20, 2001.

16 Incorporated herein by reference to the Variable Account's Form S-6 Registration Statement, File No. 333-73676, filed November 19, 2001.

17 Incorporated herein by reference to Post-Effective Amendment No. 1 to the Variable Account's Form N-6 Registration Statement, File No. 333-73676, filed December 13, 2002.

18 Incorporated herein by reference to Post-Effective Amendment No. 7 to the Variable Account's Form N-6 Registration Statement, File No. 333-89409, filed April 29, 2003.

19 Incorporated herein by reference to Post-Effective Amendment No. 6 to the Variable Account's Form N-6 Registration Statement, File No. 333-73676, filed September 5, 2003.


20 Incorporated herein by reference to Post-Effective Amendment No. 3 to the Variable Account's Form N-6 Registration Statement, File No. 333-103193, filed April 14, 2004.

21 Incorporated herein by reference to Post-Effective Amendment No. 7 to the Variable Account's Form N-6 Registration Statement, File No. 333-73676, filed April 28, 2004.

ITEM 27. DIRECTORS AND OFFICERS OF THE DEPOSITOR


 Name and Principal Business Address     Positions and Offices with Depositor
C. Robert Henrikson **                 Chairman, President and Chief
                                       Executive Officer

Eileen McDonnell *****                 Director

Stewart G. Nagler **                   Director

Catherine A. Rein ***                  Director

Stanley J. Talbi **                    Director

Lisa M. Weber **                       Director

William J. Wheeler **                  Director

David W. Allen *                       Senior Vice President

James D. Gaughan **                    Secretary and Clerk

Alan C. Leland, Jr. *                  Senior Vice President

Hugh C. McHaffie *                     Senior Vice President

Scott D. McInturff  *                  Senior Vice President and
                                       Actuary

Joseph J. Prochaska, Jr. ****          Senior Vice President and
                                       Chief Accounting Officer

Anthony J. Williamson ****             Senior Vice President,
                                       Treasurer (Principal
                                       Financial Officer)

*    The principal office address is 501 Boylston Street, Boston, MA 02116

**   The principal office address is One Madison Avenue, New York, NY 10010

*** The principal office address is Metropolitan Property and Casualty Insurance Company, 700 Quaker Lane, Warwick, RI 02887


**** The principal office address is 1 MetLife Plaza, 27-01 Queens Plaza North,
     Long Island City NY 11101 *

**** The principal office address is Harborside Financial Center, 600 Plaza II,
     Jersey City, NJ 07311


ITEM 28. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE INSURANCE COMPANY OR REGISTRANT

The following list provides information regarding the entities under common control with the Depositor. The Depositor is a wholly-owned, indirect subsidiary of Metropolitan Life Insurance Company, which is organized under the laws of New York. The Depositor is organized under the laws of Massachusetts. No person is controlled by the Registrant.

           ORGANIZATIONAL STRUCTURE OF METLIFE, INC. AND SUBSIDIARIES
                             AS OF DECEMBER 31, 2003

The following is a list of subsidiaries of MetLife, Inc. updated as of December 31, 2003. Those entities which are listed at the left margin (labeled with capital letters) are direct subsidiaries of MetLife, Inc. Unless otherwise indicated, each entity which is indented under another entity is a subsidiary of that other entity and, therefore, an indirect subsidiary of MetLife, Inc. Certain inactive subsidiaries have been omitted from the MetLife, Inc. organizational listing. The voting securities (excluding directors' qualifying shares, if any) of the subsidiaries listed are 100% owned by their respective parent corporations, unless otherwise indicated. The jurisdiction of domicile of each subsidiary listed is set forth in the parenthetical following such subsidiary.

A.    MetLife Group, Inc. (NY)

B.    MetLife Bank National Association (USA)

C.    Exeter Reassurance Company, Ltd. (Bermuda)

D.    MetLife Taiwan Insurance Company Limited (Taiwan)

E.    Metropolitan Insurance and Annuity Company (DE)

      1.    TH Tower NGP, LLC (DE)

      2. Partners Tower, L.P. - a 99% limited partnership interest of Partners Tower, L.P. is held by Metropolitan Insurance and Annuity Company and 1% general partnership interest is held by TH Tower NGP, LLC (DE)

      3.    TH Tower Leasing, LLC (DE)

F. MetLife Pensiones S.A. (Mexico)- 97.4738% is owned by Metlife, Inc. and 2.5262% is owned by Metropolitan Asset Management Corporation.

G. MetLife Chile Inversiones Limitada (Chile)- 99.9999999% is owned by MetLife, Inc. and 0.0000001% is owned by Natiloportem Holdings, Inc.

      1. MetLife Chile Seguros de Vida S.A. (Chile)- 99.99% is owned by MetLife Chile Inversiones Limitada, and 0.01% is owned by MetLife International Holdings, Inc.

            a) MetLife Chile Administradora de Mutuos Hipotecarios S.A. (Chile)- 99.99% is owned by MetLife Chile Seguros de Vida S.A., and 0.01% is owned by MetLife Chile Inversiones Limitada.

H. MetLife Mexico S.A. (Mexico)- 98.70541% is owned by Metlife, Inc., 1.27483% is owned by Metropolitan Asset Management Corporation and 0.01976% is owned by Metlife International Holdings, Inc.

I.    Metropolitan Life Seguros de Vida S.A. (Uruguay)

      1.    Jefferson Pilot Omega Seguros de Vida S.A. (Uruguay)

J.    MetLife Securities, Inc. (DE)

K.    MetLife General Insurance Agency, Inc. (DE)

      1.    MetLife General Insurance Agency of North Carolina, Inc. (DE)

      2.    MetLife General Insurance Agency of Texas, Inc. (DE)

      3.    MetLife General Insurance Agency of Massachusetts, Inc. (MA)

L.    Metropolitan Property and Casualty Insurance Company

      1.    Metropolitan General Insurance Company (RI)

      2.    Metropolitan Casualty Insurance Company (RI)

      3.    Metropolitan Direct Property and Casualty Insurance Company (RI)

      4.    Met P&C Managing General Agency, Inc. (TX)

      5.    MetLife Auto & Home Insurance Agency, Inc. (RI)

      6.    Metropolitan Group Property and Casualty Insurance Company (RI)

            a)    Metropolitan Reinsurance Company (U.K.) Limited (United
                  Kingdom)

      7.    Metropolitan Lloyds, Inc. (TX)

            a) Metropolitan Lloyds Insurance Company of Texas (TX)- Metropolitan Lloyds Insurance Company of Texas, an affiliated association, provides homeowner and related insurance for the Texas market. It is an association of individuals designated as underwriters. Metropolitan Lloyds, Inc., a subsidiary of Metropolitan Property and Casualty Insurance Company, serves as the attorney-in-fact and manages the association.

      8.    Economy Fire & Casualty Company (IL)

            a)    Economy Preferred Insurance Company (IL)

            b)    Economy Premier Assurance Company (IL)

M.    Cova Corporation (MO)

      1.    Texas Life Insurance Company (TX)

            a)    Texas Life Agency Services, Inc. (TX)

            b)    Texas Life Agency Services of Kansas, Inc. (KS)

      2.    Cova Life Management Company (DE)

      3.    MetLife Investors Insurance Company (MO)

            a)    MetLife Investors Insurance Company of California (CA)

            b)    First MetLife Investors Insurance Company (NY)

N.    Metropolitan Tower Life Insurance Company (DE)

O.    N.L. Holding Corp. (DEL) (NY)

      1.    Nathan & Lewis Associates-Arizona, Inc. (AZ)

      2.    Nathan & Lewis Associates, Inc. (NY)

            a)    Nathan and Lewis Insurance Agency of Massachusetts, Inc. (MA)

            b)    Nathan and Lewis Associates of Texas, Inc. (TX)

P.    Walnut Street Securities, Inc. (MO)

      1.    WSS Insurance Agency of Massachusetts, Inc. (MA)

      2.    Walnut Street Advisers, Inc. (MO)

      3.    WSS Insurance Agency of Nevada, Inc. (NV)

Q.    MetLife Investors Group, Inc. (DE)

      1.    MetLife Investors USA Insurance Company (DE)

      2.    MetLife Investors Distribution Company (DE)

      3.    Met Investors Advisory, LLC (DE)

      4.    MetLife Investors Financial Agency, Inc. (TX)

R.    MetLife International Holdings, Inc. (DE)

      1.    MetLife Iberia, S.A. (Spain)

            a)    Seguros Genesis S.A. (Spain)

            b) Genesis Seguros Generales, Sociedad Anonima de Seguros y Reaseguros (Spain) 99.99969% is owned by Metlife Iberia, S.A. and 0.00031% is owned by Metlife International Holdings, Inc.

      2.    Natiloportem Holdings, Inc. (DE)

            a) Metropolitan Life Insurance Services Limited (United Kingdom)- 50% of the shares of Metropolitan Life Insurance Services Limited are held by Natiloportem Holdings, Inc.

            b)    Servicios Administrativos Gen, S.A. de C.V. (Mexico)

            c) European Marketing Services S.r.l. (Italy)- 95% of the shares of European Marketing Services S.r.l are held by Natiloportem Holdings, Inc. and 5% are held by MetLife International Holdings, Inc.

      3. MetLife India Insurance Company Private Limited (India)-26% of the shares of MetLife India Insurance Company Private Limited is owned by MetLife International Holdings, Inc. and 74% is owned by third parties.

      4.    Metropolitan Life Insurance Company of Hong Kong Limited (Hong
            Kong)- 99.99841% is owned by Metlife International Holdings, Inc. and 0.00159% is owned by Natiloporterm Holdings, Inc.

      5. Metropolitan Life Seguros de Retiro S.A. (Argentina) - 99.9999% is owned by MetLife International Holdings, Inc. and 0.0001% is owned by Natiloportem Holdings, Inc.

      6. Metropolitan Life Seguros de Vida S.A. (Argentina) - 99.999% is owned by MetLife International Holdings, Inc. and 0.001% is owned by Natiloportem Holdings, Inc.

            a) Met AFJP S.A. (Argentina)- 95% of the shares of Met AFJP S.A. are owned by Metropolitan Life Seguros de Vida S.A. and 5% of the shares are held by Metropolitan Seguros de Retiro S.A.

      7. MetLife Services Company Czechia, s.r.o. (Czech Republic)- 10% of the shares of MetLife Services Company Czechia, s.r.o. is owned by Natiloportem Holdings, Inc. and 90% of the shares are held by MetLife International Holdings, Inc.

      8.    MetLife Insurance Company of Korea Limited (South Korea)

      9. Metropolitan Life Seguros e Previdencia Privada S.A. (Brazil) - 99.999999% is owned by MetLife International Holdings, Inc. and 0.000001% is owned by Natiloportem Holdings, Inc.

S.    Metropolitan Life Insurance Company (NY)

      1.    334 Madison Avenue BTP-D Holdings, LLC (DE)

      2.    334 Madison Avenue BTP-E Holdings, LLC (DE)

      3.    334 Madison Avenue Euro Investments, Inc. (DE)

            a) Park Twenty Three Investments Company (United Kingdom)- 99% of the voting control of Park Twenty Three Investments Company is held by 334 Madison Euro Investments, Inc. and 1% voting control is held by St. James Fleet Investments Two Limited.

                  (1) Convent Station Euro Investments Four Company (United Kingdom)- 99% of the voting control of Convent Station Euro Investments Four Company is held by Park Twenty Three Investments Company and 1% voting control is held by 334 Madison Euro Investments, Inc. as nominee for Park Twenty Three Investments Company.

      4. St. James Fleet Investments Two Limited (Cayman Islands)- 34% of the shares of St. James Fleet Investments Two Limited is held by Metropolitan Life Insurance Company.

      5. One Madison Investments (Cayco) Limited (Cayman Islands)- 89.9% of the voting control of One Madison Investments (Cayco) Limited is held by Metropolitan Life Insurance Company and 10.1% voting control is held by Convent Station Euro Investments Four Company.

      6. CRB Co, Inc. (MA)- AEW Real Estate Advisors, Inc. holds 49,000 preferred non-voting shares of CRB Co., Inc. and AEW Advisors, Inc. holds 1,000 preferred non-voting shares of CRB, Co., Inc.

      7.    GA Holding Corp. (MA)

      8.    CRH Co., Inc. (MA)

      9.    L/C Development Corporation (CA)

      10.   Benefit Services Corporation (GA)

      11.   Thorngate, LLC (DE)

      12.   Alternative Fuel I, LLC

      13.   One Madison Merchandising L.L.C. (CT)

      14.   Transmountain Land & Livestock Company (MT)

      15.   MetPark Funding, Inc. (DE)

      16.   HPZ Assets LLC (DE)

      17.   MetDent, Inc. (DE)

      18.   Missouri Reinsurance (Barbados), Inc. (Barbados)

      19.   Metropolitan Tower Realty Company, Inc. (DE)

      20. P.T. MetLife Sejahtera (Indonesia)-94.3% of P.T. MetLife Sejahtera is held by Metropolitan Life Insurance Company

      21.   Metropolitan Life Holdings Netherlands BV (Netherlands)

      22.   MetLife (India) Private Ltd. (India)

      23.   Metropolitan Marine Way Investments Limited (Canada)

      24. MetLife Central European Services Spolka z organiczona odpowiedzialmoscia (Poland)

      25.   MetLife Investments Ireland Limited (Ireland)

      26.   MetLife Private Equity Holdings, LLC (DE)

      27.   23rd Street Investments, Inc. (DE)

            a) Mezzanine Investment Limited Partnership-BDR (DE). Metropolitan Life Insurance Company holds a 99% limited partnership interest in Mezzanine Investment Limited Partnership-BDR and 23rd Street Investments, Inc. is a 1% general partner.

            b) Mezzanine Investment Limited Partnership-LG (DE). 23rd Street Investments, Inc. is a 1% general partner of Mezzanine Investment Limited Partnership-LG. Metropolitan Life Insurance Company holds a 99% limited partnership interest in Mezzanine Investment Limited Partnership-LG.

                  (1)   Coating Technologies International, Inc. (DE)

      28.   Metropolitan Realty Management, Inc. (DE)

            a)    Cross & Brown Company (NY)

                  (1)   CBNJ, Inc. (NJ)

      29.   Hyatt Legal Plans, Inc. (DE)

            a)    Hyatt Legal Plans of Florida, Inc. (FL)

      30.   MetLife Holdings, Inc.

            a)    MetLife Credit Corp.

            b)    MetLife Funding, Inc.

      31. SSRM Holdings, Inc. (DE) - Employees of State Street Research & Mangement Company owned a total of 59,616 restricted shares and options for an additional 197,897 restricted shares of common stock of SSRM Holdings, Inc.

            a)    State Street Research & Management Company (DE)

                  (1)   State Street Research Investment Services, Inc. (MA)

            b)    SSR Realty Advisors, Inc. (DE)

                  (1)   Metric Management, Inc. (DE)

                  (2)   Metric Assignor, Inc. (CA)

                  (3)   SSR AV, Inc. (DE)

                  (4)   Metric Capital Corporation (CA)

                  (5)   SSR Development Partners LLC (DE)

                  (6)   Metric Property Management, Inc. (DE)

                  (7)   SSR AVF III LLC

      32.   Bond Trust Account A

      33.   Metropolitan Asset Management Corporation (DE)

            a) MetLife Capital Credit L.P. (DE) - 90% of MetLife Capital Credit L.P. is held directly by Metropolitan Life Insurance Company and 10% General Partnership interest of MetLife Capital Credit L.P. is held by Metropolitan Asset Management Corporation.

                  (1)   MetLife Capital CFLI Holdings, LLC (DE)

                        (a)   MetLife Capital CFLI Leasing, LLC (DE)

            b) MetLife Capital Limited Partnership (DE)- 73.78% Limited Partnership interest is held directly by Metropolitan Life Insurance Company and 9.58% Limited Partnership and 16.64% General Partnership interests are held by Metropolitan Asset Management Corporation.

            c) MetLife Investments Asia Limited (Hong Kong)- One share of MetLife Investments Asia Limited is held by W&C Services, Inc., a nominee of Metropolitan Asset Management Corporation.

            d) MetLife Investments Limited (United Kingdom)- 23rd Street Investments, Inc. holds one share of MetLife Investments Limited and MetLife Investments, S.A. and 1% of MetLife Latin America Asesorias e Inversiones Limitada.

            e) MetLife Investments, S.A. (Argentina)- 23rd Street Investments, Inc. holds one share of MetLife Investments Limited and MetLife Investments, S.A. and 1% of MetLife Latin America Asesorias e Inversiones Limitada.

            f) MetLife Latin America Asesorias e Inversiones Limitada (Chile)- 23rd Street Investments, Inc. holds one share of MetLife Investments Limited and MetLife Investments, S.A. and 1% of MetLife Latin America Asesorias e Inversiones Limitada.

      34.   New England Life Insurance Company (MA)

            a)    MetLife Advisers, LLC (MA)

            b)    New England Securities Corporation (MA)

                  (1)   Hereford Insurance Agency, Inc. (MA)

            c) New England Financial Distributors LLC (DE) - 79.29% is held by New England Life Insurance Company

            d)    Newbury Insurance Company, Limited (Bermuda)

            e)    New England Pension and Annuity Company (DE)

            f)    Omega Reinsurance Corporation (AZ)

      35.   GenAmerica Financial Corporation (MO)

            a)    GenAmerica Capital I (DE)

            b)    General American Distributors, Inc. (MO)

            c)    General American Life Insurance Company (MO)

                  (1)   Paragon Life Insurance Company (MO)

                  (2) GenAmerica Management Corporation (MO)- 90% of the voting shares of GenAmerica Management Corporation is owned by General American Life Insurance Company.

                  (3)   Krisman, Inc. (MO)

                  (4)   White Oak Royalty Company (OK)

                  (5)   Equity Intermediary Company (MO)

                        (a) Reinsurance Group of America, Incorporated (MO)- 51.9% of Reinsurance Group of America, Incorporated is held by Equity Intermediary Company.

                              (i)   Reinsurance Company of Missouri,
                                    Incorporated (MO)

                                    (A)   RGA Reinsurance Company (MO)

                                          (aa)  Fairfield Management Group,
                                                Inc. (MO)

                                                (a.1) Reinsurance Partners,
                                                      Inc. (MO)

                                                (a.2) Great Rivers Reinsurance
                                                      Management, Inc. (MO)

                                                (a.3) RGA (U.K.) Underwriting
                                                      Agency Limited (United
                                                      Kingdom)

                              (ii) Triad Re, Ltd. (Barbados)-67% of Triad Re, Ltd. is held by Reinsurance Group of America, Incorporated and 100% of the preferred stock of Triad Re, Ltd. is also held by Reinsurance Group of America Incorporated.

                              (iii) RGA Sigma Reinsurance SPC (Cayman Islands)

                              (iv)  RGA Capital Trust I (DE)

                              (v)   RGA Americas Reinsurance Company, Ltd.
                                    (Barbados)

                              (vi) RGA Reinsurance Company (Barbados) Ltd. (Barbados)

                                    (A)   RGA Financial Group, L.L.C. (DE)- 80%
                                          of RGA Financial Group, L.L.C. is held
                                          by RGA Reinsurance Company (Barbados)
                                          Ltd. and 20% of RGA Financial Group,
                                          LLC is held by RGA Reinsurance Company

                              (vii) RGA Life Reinsurance Company of Canada
                                    (Canada)

                              (viii) RGA International Corporation (Nova Scotia)

                                    (A)   RGA Financial Products Limited
                                          (Canada)

                               (ix)  RGA Holdings Limited (U.K) (United Kingdom)

                                    (A)   RGA UK Services Limited (United
                                          Kingdom)

                                    (B)   RGA Capital Limited U.K. (United
                                          Kingdom)

                                    (C)   RGA Reinsurance (UK) Limited (United
                                          Kingdom)

                              (x) RGA South African Holdings (Pty) Ltd. (South Africa)

                                    (A)   RGA Reinsurance Company of South
                                          Africa Limited (South Africa)

                              (xi)  RGA Australian Holdings PTY Limited
                                    (Australia)

                                    (A)   RGA Reinsurance Company of Australia
                                          Limited (Australia)

                                    (B)   RGA Asia Pacific PTY, Limited
                                          (Australia)

                              (xii) General American Argentina Seguros de Vida,
                                    S.A. (Argentina)

                              (xiii) RGA Argentina S.A. (Argentina)

                              (xiv) Regal Atlantic Company (Bermuda) Ltd.
                                    (Bermuda)

                              (xv)  Malaysia Life Reinsurance Group Berhad
                                    (Malaysia)- 30% interest of Malaysia Life
                                    Reinsurance Group Berhad is held by
                                    Reinsurance Group of America, Incorporated.

                              (xvi)  RGA Technology Partners, Inc. (MO)

                              (xvii) RGA International Reinsurance Company
                                     (Ireland)


The voting securities (excluding directors' qualifying shares, if any) of each subsidiary shown on the organizational chart are 100% owned by their respective parent entity, unless otherwise indicated.

In addition to the entities shown on the organizational chart, MetLife, Inc. (or where indicated, a subsidiary) also owns interests in the following entities:

1) Metropolitan Structures is a general partnership in which Metropolitan Life Insurance Company owns a 50% interest.

2) Metropolitan Life Insurance Company owns varying interests in certain mutual funds distributed by its affiliates. These ownership interests are generally expected to decrease as shares of the funds are purchased by unaffiliated investors.

3) Metropolitan Life Insurance Company indirectly owns 100% of the non-voting preferred stock of Nathan and Lewis Associates Ohio, Incorporated, an insurance agency. 100% of the voting common stock of this company is held by an individual who has agreed to vote such shares at the direction of N.L. HOLDING CORP. (DEL), a direct wholly owned subsidiary of MetLife, Inc.

4) Mezzanine Investment Limited Partnerships ("MILPs"), Delaware limited partnerships, are investment vehicles through which investments in certain entities are held. A wholly owned subsidiary of Metropolitan Life Insurance Company serves as the general partner of the limited partnerships and Metropolitan Life Insurance Company directly owns a 99% limited partnership interest in each MILP. The MILPs have various ownership and/or debt interests in certain companies. The various MILPs own, directly or indirectly, 100% of the voting stock of the following: Coating Technologies International, Inc.

5) New England Life Insurance Company ("NELICO"), owns 100% of the voting stock of Omega Reinsurance Corporation. NELICO does not have a financial interest in this subsidiary.

6) 100% of the capital stock of Fairfield Insurance Agency of Texas, Inc. is owned by an officer. New England Life Insurance Company controls the issuance of additional stock and has certain rights to purchase such officer's shares.


NOTE: THE METLIFE, INC. ORGANIZATIONAL CHART DOES NOT INCLUDE REAL ESTATE JOINT VENTURES AND PARTNERSHIPS OF WHICH METLIFE, INC. AND/OR ITS SUBSIDIARIES IS AN INVESTMENT PARTNER. IN ADDITION, CERTAIN INACTIVE SUBSIDIARIES HAVE ALSO BEEN OMITTED.

ITEM 29. INDEMNIFICATION

The Depositor's parent, MetLife, Inc. has secured a Financial Institution Bond in the amount of $50,000,000, subject to a $5,000,000 deductible. MetLife maintains a directors' and officers' liability policy with a maximum coverage of $300 million under which the Depositor and New England Securities Corporation, the Registrant's underwriter (the "Underwriter"), as well as certain other subsidiaries of MetLife are covered.

Section 9 of NELICO's By-Laws provides that NELICO shall, to the extent legally permissible, indemnify its directors and officers against liabilities and expenses relating to lawsuits and proceedings based on such persons' roles as directors or officers. However, Section 9 further provides that no such indemnification shall be made with respect to any matter as to which a director or officer is adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interest of the corporation. Section 9 also provides that in the event a matter is disposed of by a settlement payment by a director or officer, indemnification will be provided only if the settlement is approved as in the best interest of the corporation by (a) a disinterested majority of the directors then in office, (b) a majority of the disinterested directors then in office, or (c) the holders of a majority of outstanding voting stock (exclusive of any stock owned by any interested director or officer).

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of NELICO pursuant to the foregoing provisions, or otherwise, NELICO has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than payment by NELICO of expenses incurred or paid by a director, officer, or controlling person of NELICO in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, NELICO will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 30.    PRINCIPAL UNDERWRITERS

      (a) New England Securities Corporation also serves as principal underwriter for:

      New England Variable Annuity Fund I

      New England Variable Annuity Separate Account
      New England Life Retirement Investment Account
      The New England Variable Account

      (b) The directors and officers of the Registrant's principal underwriter, New England Securities Corporation, and their addresses are as follows:


                                             Positions and Offices
   Name and Principal Business Address       with Principal Underwriter

Craig W. Markham *                           President

Vacant                                       Vice President, General Counsel,
                                             Secretary and Clerk

Vacant                                       Director

Paul D. Hipworth**                           Assistant Vice President, Chief
                                             Financial Officer and Treasurer

Eileen McDonnell ***                         Director

Principal Business Address:

*    MetLife, 13045 Tesson Ferry Road, St. Louis, MO 63128
**   MetLife, 485 E US Highway South, Iselin, NY 08830
***  MetLife- Harborside Financial Center, 600 Plaza II, Jersey City, NJ 07311

      (c)

      (1)              (2)              (3)             (4)              (5)
    Name of            Net         Compensation
   Principal       Underwriting      on Events       Brokerage          Other
  Underwriter     Discounts and     Occasioning     Commissions     Compensation
                   Commissions     the Deduction
                                  of a Deferred
                                   Sales Load
New England
Securities         $47,656,932          --               --              --
Corporation


Commissions are paid by the Company directly to agents who are registered representatives of the principal underwriter, or to broker-dealers that have entered into selling agreements with the principal underwriter with respect to sales of the Contracts.

ITEM 31.    LOCATION OF ACCOUNTS AND RECORDS

      The following companies will maintain possession of the documents required by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder:

      (a)  Registrant

      (b)  Metropolitan Life Insurance Company
           One Madison Avenue
           New York, New York 10010

      (c)  New England Securities Corporation
           501 Boylston Street
           Boston, Massachusetts 02116

ITEM 32.    MANAGEMENT SERVICES

      Not applicable

ITEM 33.    FEE REPRESENTATION

      New England Life Insurance Company hereby represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses to be incurred, and the risks assumed by New England Life Insurance Company.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, New England Variable Life Separate Account, certifies that it meets all of the requirements for effectiveness of this amended Registration Statement under Rule 485(b) under the Securities Act and has duly caused this amended Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Boston, and the Commonwealth of Massachusetts, on the 26th day of April, 2004.


                              New England Variable Life Separate Account
                                        (Registrant)

                              By:   New England Life Insurance Company
                                        (Depositor)


                                    By:   /s/ Marie C. Swift
                                          ---------------------------
                                          Marie C. Swift, Esq.
                                          Vice President and Counsel

      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Depositor, New England Life Insurance Company, certifies that it meets all of the requirements for effectiveness of this amended Registration Statement under Rule 485(b) under the Securities Act and has duly caused this amended Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Boston, and the Commonwealth of Massachusetts, on the 26th day of April, 2004.

                                    New England Life Insurance Company
(Seal)
                                    By:   /s/ Marie C. Swift
                                       ---------------------------
                                          Marie C. Swift, Esq.
                                          Vice President and Counsel

      Pursuant to the requirements of the Securities Act of 1933, this amended Registration Statement has been signed below by the following persons, in the capacities indicated, on April 26, 2004.

            *                       Chairman, President and Chief Executive
------------------------
C. Robert Henrikson                                 Officer

            *                                       Director
------------------------
Eileen McDonnell

            *                                       Director
------------------------
Stewart G. Nagler

            *
------------------------
Joseph J. Prochaska, Jr.          Vice President and Chief Accounting Officer

            *                                       Director
------------------------
Catherine A. Rein

            *                                       Director
------------------------
Stanley J. Talbi

            *                                       Director
------------------------
Lisa M. Weber

            *                                       Director
------------------------
William J. Wheeler

            *                         Senior Vice President and Treasurer
------------------------
Anthony J. Williamson                    (Principal Financial Officer)


                                    By:   /s/ John E. Connolly, Jr., Esq.
                                        ---------------------------------
                                              John E. Connolly, Jr., Esq.
                                              Attorney-in-fact

* Executed by John E. Connolly, Jr., Esquire on behalf of those indicated pursuant to powers of attorney filed with Post-Effective Amendment No. 3 to the Variable Account's Form N-6 Registration Statement, File No. 333-103193 on April 14, 2004 and filed with Post-Effective Amendment No. 6 to the Variable Account's Form N-6 Registration Statement, File No. 333-73676, on September 5, 2003 and with Post-Effective Amendment No. 1 to the Variable Account's Form N-6 Registration Statement, File No. 333-73676, on December 13, 2002.

                                  EXHIBIT INDEX



      (k)         Opinion and Consent of Marie C. Swift, Esquire

      (l)         Actuarial Opinion

      (m)         Calculation Exhibit

      (n)(i)      Consent of Sutherland Asbill & Brennan LLP

      (n)(ii)     Consent of Independent Auditor